Registration Statement No. 333-143354
811-09137

As Filed with the Securities and Exchange Commission on May 1, 2014

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No.   13           ☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.   107           ☑

Sun Life of Canada (U.S.) Variable Account I
Registrant

Sun Life Assurance Company of Canada (U.S.)
Depositor

96 Worcester Street
Wellesley Hills, Massachusetts 02481
Depositor's Address

1-800-700-6554
Depositor's Telephone Number

Michael S. Bloom
Vice President and General Counsel
Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street
Wellesley Hills, Massachusetts 02481
Name and Address of Agent For Service

It is proposed that this filing will become effective (check appropriate box)

☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☑ on May 1, 2014 pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on (date)pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

Sun Prime Variable Universal Life Insurance
Sun Life of Canada (U.S.) Variable Account I
A Flexible Premium Combination Fixed and Variable Universal Life Insurance Policy
Prospectus
May 1, 2014

This prospectus describes a combination fixed and variable universal life insurance policy (the “Policy”) issued by Sun Life Assurance Company of Canada (U.S.) (“we”, “us” or “Company”) through Sun Life of Canada (U.S.) Variable Account I, one of our separate accounts.  The Policy is being offered as an individual policy.  This prospectus contains important information You should understand before purchasing a Policy.  We use certain special terms which are defined in Appendix A.  You should read this prospectus carefully and keep it for future reference.  You may choose among a number of Variable Sub-Accounts and a Fixed Account.  The Variable Sub-Accounts invest in shares of the following Funds:

ASSET ALLOCATION	LARGE CAP EQUITY
AllianceBernstein Balanced Wealth Strategy Portfolio (Class B)	Columbia Variable Portfolio - Marsico 21st Century Fund
BlackRock Global Allocation V.I. Fund (Class III)	(Class 2)
Fidelity® VIP Balanced Portfolio (Service Class 2)5	Fidelity® VIP Contrafund® Portfolio (Service Class 2)6
Franklin Founding Funds Allocation VIP Fund	Fidelity® VIP Index 500 Portfolio (Service Class 2)6
(Class 2)1,8,9	Franklin Mutual Shares VIP Fund (Class 2)11
Franklin Income VIP Fund (Class 2)10	Invesco V.I. Comstock Fund (Series II)
Invesco V.I. Equity and Income Fund (Series II)	Invesco V.I. Core Equity Fund (Series I)
MFS® Conservative Allocation Portfolio (Initial Class)1	M Large Cap Growth Fund3
MFS® Global Tactical Allocation Portfolio (Service Class)	M Large Cap Value Fund3
MFS® Growth Allocation Portfolio (Initial Class)1	MFS® Growth Series (Initial Class)
MFS® Moderate Allocation Portfolio (Initial Class)1	MFS® Research Series (Initial Class)
MFS® Total Return Series (Service Class)	MFS® Value Portfolio (Service Class)
PIMCO Global Multi-Asset Managed Allocation Portfolio	MFS® Value Series (Initial Class)
(Administrative Class)1,16	Oppenheimer Capital Appreciation Fund/VA (Service Shares)
EMERGING MARKETS BOND	Oppenheimer Main Street Fund/VA (Service Shares)2
PIMCO Emerging Markets Bond Portfolio (Administrative	REAL ESTATE EQUITY
Class)	MFS® Global Real Estate Portfolio (Initial Class)
EMERGING MARKETS EQUITY	SHORT TERM BOND
MFS® Emerging Markets Equity Portfolio (Service Class)	MFS® Limited Maturity Portfolio (Initial Class)
HIGH YIELD BOND	SMALL CAP EQUITY
MFS® High Yield Portfolio (Initial Class)	DWS Small Cap Index VIP (Class B)8
INTERMEDIATE TERM BOND	Franklin Small Cap Value VIP Fund (Class 2)13
Franklin U.S. Government Securities VIP Fund (Class 2)2,12	M Capital Appreciation Fund3
MFS® Bond Portfolio (Service Class)	MFS® Blended Research Small Cap Equity Portfolio (Initial
MFS® Government Securities Portfolio (Service Class)	Class)
MFS® Research Bond Series (Initial Class)	MFS® New Discovery Series (Initial Class)
PIMCO Total Return Portfolio (Administrative Class)2	MFS® New Discovery Value Portfolio (Initial Class)
INTERNATIONAL/GLOBAL EQUITY	Wanger USA2,3
AllianceBernstein International Value Portfolio (Class B)2	SPECIALTY/SECTOR EQUITY
Invesco V.I. International Growth Fund (Series I)	MFS® Utilities Portfolio (Service Class)
M International Equity Fund3	SPECIALTY/SECTOR COMMODITY
MFS® International Growth Portfolio (Service Class)	PIMCO CommodityRealReturn® Strategy Portfolio
MFS® Research International Portfolio (Service Class)	(Administrative Class)
Oppenheimer Global Fund/VA (Service Shares)	TARGET DATE
Templeton Growth VIP Fund (Class 2)14	Fidelity® VIP Freedom 2015 Portfolio (Service Class 2)1,7,8
INTERNATIONAL/GLOBAL SMALL/MID CAP EQUITY	Fidelity® VIP Freedom 2020 Portfolio (Service Class 2)1,7,8
First Eagle Overseas Variable Fund3	Fidelity® VIP Freedom 2030 Portfolio (Service Class 2)1,7,8
MID CAP EQUITY	MONEY MARKET
Fidelity® VIP Mid Cap Portfolio (Service Class 2)5	MFS® Money Market Portfolio (Initial Class)
Invesco V.I. American Value Fund (Series II)	MULTI SECTOR BOND
MFS® Mid Cap Growth Series (Initial Class)	Franklin Strategic Income VIP Fund (Class 2)15
MFS® Mid Cap Value Portfolio (Initial Class)	INFLATION-PROTECTED BOND
The Universal Institutional Funds, Inc. Mid Cap Growth	MFS® Inflation-Adjusted Bond Portfolio (Initial Class)
Portfolio (Class II Shares)4	PIMCO Real Return Portfolio (Administrative Class)2

1
This Fund is a fund-of-funds, which invests substantially all of its assets in shares of other mutual funds.  This Fund may be more expensive than other Funds available under your Contract, as a fund-of-funds indirectly pays a portion of the management fees and other expenses incurred by the underlying mutual funds in which it invests.  As a result, You will bear, directly, the expenses of the Fund and, indirectly, a portion of the expenses of the underlying funds.   These expenses reduce the investment returns of both the Fund and the underlying funds.

2
For Policies with Investment Start Dates on or after October 6, 2008, the following underlying Funds are not available for investment by the Variable Sub-Accounts:  AllianceBernstein International Value Portfolio, Oppenheimer Main Street Fund/VA, PIMCO Real Return Portfolio, PIMCO Total Return Portfolio, Franklin U.S. Government Securities VIP Fund and Wanger USA.

3	This Fund does not have different share classes.
4	The Universal Institutional Funds, Inc. Portfolio uses Morgan Stanley UIF Portfolio as a marketing name.
5	This Portfolio is in Variable Insurance Products III.
6	This Portfolio is in Variable Insurance Products Fund II.
7	This Portfolio is in Variable Insurance Products Fund V.
8	On and after November 15, 2010, this investment option is not open to new premium or transfers.
9	Formerly Franklin Templeton VIP Founding Funds Allocation Fund.
10	Formerly Franklin Income Securities Fund.
11	Formerly Mutual Shares Securities Fund.
12	Formerly Franklin U.S. Government Fund.
13	Formerly Franklin Small Cap Value Securities Fund.
14	Formerly Templeton Growth Securities Fund.
15	Formerly Franklin Strategic Income Securities Fund.
16	Formerly PIMCO Global Multi-Asset Portfolio.

Sun Life Assurance Company of Canada (U.S.)
96 Worcester Street
Wellesley Hills, Massachusetts 02481
(800) 700-6554

Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete.  Any representation to the contrary is a criminal offense.

Table of Contents

Risk/Benefit Summary of Policy                                                                                                                                [INSERT PAGE NUMBER]
Sun Life Assurance Company of Canada (U.S.)                                                                                                                                [INSERT PAGE NUMBER]
The Variable Account                                                                                                                                [INSERT PAGE NUMBER]
The Funds                                                                                                                                [INSERT PAGE NUMBER]
Fund Investment Advisers and Subadvisers                                                                                                                             [INSERT PAGE NUMBER]
Selection of Funds                                                                                                                             [INSERT PAGE NUMBER]
Potential Conflicts                                                                                                                             [INSERT PAGE NUMBER]
Fees and Expenses of the Funds                                                                                                                                [INSERT PAGE NUMBER]
Our General Account                                                                                                                                [INSERT PAGE NUMBER]
Investment Programs                                                                                                                                [INSERT PAGE NUMBER]
Dollar Cost Averaging                                                                                                                             [INSERT PAGE NUMBER]
Asset Rebalancing                                                                                                                             [INSERT PAGE NUMBER]
Asset Allocation                                                                                                                             [INSERT PAGE NUMBER]
About the Policy                                                                                                                                [INSERT PAGE NUMBER]
Policy Application, Issuance and Initial Premium                                                                                                                             [INSERT PAGE NUMBER]
Death Benefit Compliance Test                                                                                                                             [INSERT PAGE NUMBER]
Right of Return Period                                                                                                                             [INSERT PAGE NUMBER]
Premium Payments                                                                                                                                [INSERT PAGE NUMBER]
Premium                                                                                                                             [INSERT PAGE NUMBER]
Guideline Premium Test Limitations                                                                                                                             [INSERT PAGE NUMBER]
Net Premiums                                                                                                                             [INSERT PAGE NUMBER]
Allocation of Net Premium                                                                                                                             [INSERT PAGE NUMBER]
Planned Periodic Premiums                                                                                                                             [INSERT PAGE NUMBER]
Death Benefit                                                                                                                                [INSERT PAGE NUMBER]
Death Benefit Options                                                                                                                             [INSERT PAGE NUMBER]
Changes in the Death Benefit Option                                                                                                                             [INSERT PAGE NUMBER]
Changes in Specified Face Amount                                                                                                                             [INSERT PAGE NUMBER]
Accessing Your Account Value                                                                                                                                [INSERT PAGE NUMBER]
Surrenders and Surrender Charges                                                                                                                             [INSERT PAGE NUMBER]
Partial Withdrawals                                                                                                                             [INSERT PAGE NUMBER]
Policy Loans                                                                                                                             [INSERT PAGE NUMBER]
Transfer Privileges                                                                                                                                [INSERT PAGE NUMBER]
Short-Term Trading                                                                                                                             [INSERT PAGE NUMBER]
The Funds’ Harmful Trading Policies                                                                                                                             [INSERT PAGE NUMBER]
Account Value                                                                                                                                [INSERT PAGE NUMBER]
Account Value of the Variable Sub-Accounts                                                                                                                             [INSERT PAGE NUMBER]
Net Investment Factor                                                                                                                             [INSERT PAGE NUMBER]
Splitting Units                                                                                                                             [INSERT PAGE NUMBER]
Insufficient Value                                                                                                                             [INSERT PAGE NUMBER]
Grace Period                                                                                                                             [INSERT PAGE NUMBER]
No-Lapse Guarantee                                                                                                                             [INSERT PAGE NUMBER]
Minimum Premium Test                                                                                                                             [INSERT PAGE NUMBER]
Charges and Deductions                                                                                                                                [INSERT PAGE NUMBER]
Premium Expense Charge                                                                                                                             [INSERT PAGE NUMBER]
Mortality and Expense Risk Charge                                                                                                                             [INSERT PAGE NUMBER]
Monthly Expense Charge                                                                                                                             [INSERT PAGE NUMBER]
Monthly Cost of Insurance                                                                                                                             [INSERT PAGE NUMBER]
Monthly Cost of Insurance Rates                                                                                                                             [INSERT PAGE NUMBER]
Other Charges and Deductions                                                                                                                             [INSERT PAGE NUMBER]
Reduced Charges                                                                                                                             [INSERT PAGE NUMBER]
Supplemental Benefits                                                                                                                                [INSERT PAGE NUMBER]
Accelerated Benefits Rider                                                                                                                             [INSERT PAGE NUMBER]
Charitable Giving Benefit Rider                                                                                                                             [INSERT PAGE NUMBER]
Waiver of Monthly Deductions Rider                                                                                                                             [INSERT PAGE NUMBER]
Payment of Stipulated Amount Rider                                                                                                                             [INSERT PAGE NUMBER]
Enhanced Cash Surrender Value Rider                                                                                                                             [INSERT PAGE NUMBER]
Loan Lapse Protection Rider                                                                                                                             [INSERT PAGE NUMBER]
Long Term Accumulation Rider (“LTA” Rider)                                                                                                                             [INSERT PAGE NUMBER]
Supplemental Insurance Rider                                                                                                                             [INSERT PAGE NUMBER]
Travel Assistance Endorsement                                                                                                                             [INSERT PAGE NUMBER]
Termination of Policy                                                                                                                             [INSERT PAGE NUMBER]
Reinstatement                                                                                                                             [INSERT PAGE NUMBER]
Deferral of Payment                                                                                                                             [INSERT PAGE NUMBER]
Rights of Owner                                                                                                                             [INSERT PAGE NUMBER]
Rights of Beneficiary                                                                                                                             [INSERT PAGE NUMBER]
Other Policy Provisions                                                                                                                                [INSERT PAGE NUMBER]
Addition, Deletion or Substitution of Investments                                                                                                                             [INSERT PAGE NUMBER]
Entire Contract                                                                                                                             [INSERT PAGE NUMBER]
Alteration                                                                                                                             [INSERT PAGE NUMBER]
Modification                                                                                                                             [INSERT PAGE NUMBER]
Assignments                                                                                                                             [INSERT PAGE NUMBER]
Nonparticipating                                                                                                                             [INSERT PAGE NUMBER]
Misstatement of Age or Sex (Non-Unisex Policy)                                                                                                                             [INSERT PAGE NUMBER]
Suicide                                                                                                                             [INSERT PAGE NUMBER]
Incontestability                                                                                                                             [INSERT PAGE NUMBER]
Report to Owner                                                                                                                             [INSERT PAGE NUMBER]
Federal Income Tax Considerations                                                                                                                                [INSERT PAGE NUMBER]
Our Tax Status                                                                                                                             [INSERT PAGE NUMBER]
Taxation of Policy Proceeds                                                                                                                             [INSERT PAGE NUMBER]
Withholding                                                                                                                             [INSERT PAGE NUMBER]
Tax Return Disclosure                                                                                                                             [INSERT PAGE NUMBER]
Tax Shelter Regulations                                                                                                                             [INSERT PAGE NUMBER]
Alternative Minimum Tax                                                                                                                             [INSERT PAGE NUMBER]
Other Tax Considerations                                                                                                                             [INSERT PAGE NUMBER]
Medicare Tax on Investment Income                                                                                                                             [INSERT PAGE NUMBER]
Loan Lapse Protection Rider                                                                                                                             [INSERT PAGE NUMBER]
Life Insurance Purchases by Nonresident Aliens and Foreign Corporations                                                                                                                             [INSERT PAGE NUMBER]
Possible Tax Law Changes                                                                                                                             [INSERT PAGE NUMBER]
Distribution of Policy                                                                                                                                [INSERT PAGE NUMBER]
Voting Rights                                                                                                                                [INSERT PAGE NUMBER]
Other Information                                                                                                                                [INSERT PAGE NUMBER]
State Regulation                                                                                                                             [INSERT PAGE NUMBER]
Legal Proceedings                                                                                                                             [INSERT PAGE NUMBER]
Experts                                                                                                                             [INSERT PAGE NUMBER]
Registration Statements                                                                                                                             [INSERT PAGE NUMBER]
Financial Statements                                                                                                                             [INSERT PAGE NUMBER]
Appendix A - Glossary of Terms                                                                                                                                [INSERT PAGE NUMBER]
Appendix B - Table of Death Benefit Percentages                                                                                                                                [INSERT PAGE NUMBER]
Appendix C - PRIVACY POLICY                                                                                                                                [INSERT PAGE NUMBER]

This prospectus does not constitute an offering in any jurisdiction where the offering would not be lawful.  You should rely only on the information contained in this prospectus or in the prospectus or statement of additional information of the Funds.  We have not authorized anyone to provide You with information that is different.

Risk/Benefit Summary of Policy

Right of Return Period

You may return the Policy within 10 days from the date of receipt of the Policy and receive a refund.  A longer period may apply in some states.

Premium Payments

Generally, You must make a minimum Initial Premium payment equal to two Minimum Monthly Premiums.  The minimum Initial Premium is shown in the illustration for the Policy and is shown in the Policy.

You choose the amount and timing of subsequent premium payments, within certain limits.

You may allocate your net premium payments among the Policy's available Sub-Accounts.

CONTRACT BENEFITS

Account Value

Account Value is the sum of the amounts in each Sub-Account with respect to the Policy.

The Policy's Account Value will reflect-

•	the premiums You pay;

•	the investment performance of the Variable Sub-Accounts You select, and/or the interest credited to the Fixed Account;

•	any loans or partial withdrawals;

•	the charges we deduct under the Policy.

Accessing the Policy’s Account Value

You may borrow from us using your Account Value as collateral.

You may surrender the Policy for its Cash Surrender Value.  Cash Surrender Value is Account Value minus any surrender charges and the amount of any Policy Debt.  The surrender charge period ends 10 years after You purchase the Policy or increase the Specified Face Amount of the Policy.

You may make a partial withdrawal of some of the Policy’s Cash Surrender Value after the Policy has been in force for one year.  A partial withdrawal will cause a decrease in the Specified Face Amount of the Policy if your death benefit option is A or C.  Reducing the Cash Surrender Value with a partial withdrawal may increase the risk of Policy lapse.

Death Benefit Compliance Test

For favorable federal tax treatment, the Policy must meet one of the following standards-

•	the Guideline Premium Test, or

•	the Cash Value Accumulation Test.

You choose the applicable test.  You may not change your election.

Please see the Death Benefit Compliance Test paragraph in the About the Policy section of the prospectus for the Guideline Premium Test and Cash Value Accumulation Test definitions.

Death Benefit

If the Policy is in force at the time we receive Due Proof of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect, plus any supplemental benefits added to the Policy, less Policy Debt and any overdue monthly deductions.

Specified Face Amount (“SFA”) is the minimum amount of life insurance in the Policy.

You have a choice of three death benefit options-

•	the Specified Face Amount (Option A); or

•	the Specified Face Amount plus Account Value (Option B); or

•	the Specified Face Amount plus the sum of premiums paid (Option C).

After the first Policy Year, You may change the Specified Face Amount.

After the Policy Date, You may change the death benefit option.

Investment Options

You may allocate your net premium payments among the Variable Sub-Accounts and the Fixed Account.

You may transfer amounts from one Variable Sub-Account to another, subject to any limits that we or the Funds may impose.  We will notify You in writing of any such limitations.

You may transfer amounts to and from the Fixed Account, subject to our transfer rules in effect at time of transfer.

Reinstatement

If the Policy terminates due to insufficient value, we will reinstate it within three years at your request, subject to certain conditions.

Supplemental Benefits

You may supplement the Policy with the following riders where available-

•	accelerated benefits
•	waiver of monthly deductions
•	payment of stipulated amount
•	supplemental term insurance
•	enhanced cash surrender value
•	loan lapse protection
•	long term accumulation (“LTA”)
•	charitable giving benefit
•	travel assistance

We will deduct the cost, if any, of the rider(s) from the Policy's Account Value on a monthly basis.

CONTRACT RISKS

The Variable Account

The assets attributable to the Policies are held in a variable separate account.

The assets of the variable separate account are free from our general creditor's claims.

The variable separate account is divided into Variable Sub-Accounts.

Each Variable Sub-Account invests exclusively in shares of a corresponding mutual fund.

When You choose Variable Sub-Accounts in the Variable Account, your benefits will fluctuate because the benefits reflect the impact of certain economic conditions on the mutual funds underlying the Variable Sub-Accounts You have elected.  These conditions include, but are not limited to

•	inflationary forces,

•	changes in rates of return available from different types of investments,

•	changes in employment rates and

•	the presence of international conflict.

With such Variable Sub-Accounts, You assume all investment risk.  Investment risk is the risk of poor investment performance.

Poor investment performance can result in a loss of all or some of your investment.

A comprehensive discussion of the risks of such Variable Sub-Accounts may be found in the underlying Fund's prospectus.

It is unsuitable to purchase a life insurance policy as a short-term savings vehicle because surrender charges are highest in the early Policy Years.  Cost of insurance and other insurance-related charges are appropriate to a life insurance policy and not to a short-term savings vehicle.

Partial withdrawals may occur monthly after Policy Year 1.  Each partial withdrawal must be for at least $500.  Additionally, the Specified Face Amount remaining after a partial withdrawal cannot be less than $100,000.

What If Charges and Deductions Exceed Account Value less Policy Debt?

Unless the No-Lapse Guarantee applies, the Policy will terminate if the Account Value less Policy Debt at the beginning of any Policy Month is less than the charges and deductions then due.

We will send You notice and allow You a 61 day Grace Period.

If, within the Grace Period, You do not make a premium payment sufficient to cover all charges and deductions due, the Policy will terminate at the end of the Grace Period.

If the Policy terminates, all coverage ceases and no benefits are payable.

No-Lapse Guarantee

The Policy will not terminate during the No-Lapse Guarantee Period if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's Issue Age and the amount of planned periodic premium You pay.  It may vary in length by state but may not exceed 20 years.

Federal Tax Considerations

Purchase of, and transactions under, the Policy may have adverse or unfavorable tax consequences that You should consider.  You may wish to consult a qualified tax professional prior to purchase regarding tax treatment of death benefits, loans and surrenders.

The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy.  The first table describes the fees and expenses that You will pay at the time that You buy the Policy, surrender the Policy or transfer amounts between Investment Options.

TRANSACTION FEES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Premium Expense Charge1 (3.25% of this Charge is used for state and federal tax obligations) Maximum Charge: Current Charge:	Upon premium receipt	(as a % of premium) 8.25% 6.50%	(as a % of premium) 15.00% 15.00%
Surrender Charge Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	Upon policy surrender before the eleventh Policy Year and upon surrender of a Policy increase before ten years have elapsed from the increase effective date	(per $1000 of Specified Face Amount “SFA”) $40.132,3 $0.162,3 $7.763	(per $1000 of Specified Face Amount “SFA”) None3
Loan Lapse Protection Rider5 Maximum Charge:	On the Rider Exercise Date	(of Account Value) 3.5%	(of Account Value) 3.5%
Transfer Fee Maximum Charge: Current Charge:	Upon each transfer in excess of 12 in a Policy Year	$15.00 $0.00	$15.00 $0.00

The next table describes the fees and expenses that You will pay periodically during the time You own the Policy, not including Fund fees and expenses.

PERIODIC CHARGES OTHER THAN FUND OPERATING EXPENSES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Cost of Insurance Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.336 $0.026 $0.13	(per $1000 of Policy Net Amount at Risk “PNAR”) $83.336 $0.026 $0.16
Mortality and Expense Risk Charge7 Maximum Charge: Current Charge:	At the beginning of each Policy Month	(on the assets allocated to the Variable Sub-Accounts)	(on the assets allocated to the Variable Sub-Accounts)
		0.60% 0.60%	0.25% 0.00%
Monthly Expense Charge8 Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45)	At the beginning of each Policy Month	$8.00 + $1.11 per $1000 of SFA $8.00 + $0.02 per $1000 of SFA $8.00 + $0.12 per $1000 of SFA	$8.00 + $4.00 per $1000 of SFA $8.00 + $0.04 per $1000 of SFA $8.00 + $0.20 per $1000 of SFA

Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Loan Interest9	At the end of each Policy Year	(as a % of Policy Debt) 4.0%	(as a % of Policy Debt) 4.0%
Flat Extra Charge	At the beginning of each Policy Month	(per $1000 of Total Net Amount at Risk)	(per $1000 of Total Net Amount at Risk)
Maximum Charge:		$20.00	$20.00

The next table describes the charges You will pay periodically during the time You own any riders attached to the Policy.

OPTIONAL CHARGES
Charge	When Charge is Deducted	Amount Deducted	Amount Deducted if LTA Rider in Effect
Waiver of Monthly Deductions Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (Issue Age 45)	At the beginning of each Policy Month	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)	(per $1000 of SFA and Supplemental Insurance Rider Face Amount “SIRFA”)
		$0.1610 $0.0110 $0.06	$0.1610 $0.0110 $0.06
Payment of Stipulated Amount Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, Issue Age 45, benefit payable to age 70)	At the beginning of each Policy Month	(per $100 of Stipulated Amount11)	(per $100 of Stipulated Amount11)
		$0.7912 $0.1312 $0.46	$0.7912 $0.1312 $0.46
Supplemental Insurance Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non- tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(per $1000 of Rider Net Amount at Risk)	(per $1000 of Rider Net Amount at Risk)
		$83.336 $0.026 $0.13	$83.336 $0.026 $0.16
Enhanced Cash Surrender Value Rider Maximum Charge: Minimum Charge: Representative Owner Charge4: (male, super preferred, non-tobacco, Issue Age 45, Policy Year 1)	At the beginning of each Policy Month	(Per $1000 of SFA) $2.0613 $0.0213 $0.14	Not available

The next item shows the minimum and maximum total operating expenses charged by the Funds that You may pay periodically during the time that You own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Funds and deducted from Fund assets for the year ended December 31, 2013. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

TOTAL ANNUAL FUND OPERATING EXPENSES (deducted by each Fund on the average daily net asset value of each Fund)	Minimum	Maximum
Total Annual Fund Expenses (expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.35%	1.71%

1	The elements making up the Premium Expense Charge are discussed on page 26. The Charge is deducted from premium received.
2
The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 1.  The minimum charge possible is for an Insured female, super-preferred, non-tobacco, Issue Age 18, Policy Year 10.  The surrender charge varies based on the Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in Specified Face Amount has been in effect, the Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

3
There are no surrender charges applicable if the Enhanced Cash Surrender Value Rider or LTA Rider is attached.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected.

4	It is assumed the Owner and the Insured are the same person. Charges shown are those currently applicable.
5	The rider charge equals the excess of 99.5% of the Account Value over the Policy Debt. For additional detail for the Loan Lapse Protection Rider, please see page 30.
6
The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85, Policy Year 35.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18, Policy Year 10.  The charges vary based on the length of time the Policy or rider has been in force and Insured’s Issue Age, sex and rating class. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.  For substandard risk classifications, the Company reserves the right to charge up to 500% of the charges shown in the Fee Table.  Please see the section entitled “Monthly Cost of Insurance” below for additional detail.

7	The annual rate is shown in the table. The charge is deducted on a monthly basis.
8
The per $1000 of Specified Face Amount charge applies for the first 5 Policy Years following the Issue Date and for the first 5 Policy Years following the effective date of any increase in Specified Face Amount.  For a Policy without the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  For a Policy with the LTA Rider, the maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The monthly expense charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

9
Loan Interest is charged as a percentage of Policy Debt and is added to Policy Debt.  For Policy Years 10 and thereafter, a Policy with the LTA Rider has a loan interest rate of 3.0%.  A Policy without the LTA Rider has a loan interest rate of 3.5%.  See the section entitled “Policy Loans” below for additional detail regarding Loan Interest.

10
The maximum charge possible is for an Insured, Issue Age 55.  The minimum charge possible is for an Insured, Issue Age 18.  Charges vary by Issue Age only.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

11	To increase the variety of Stipulated Amounts electable, the charge imposed is per $100 of Stipulated Amount.
12
The maximum charge possible is for an Insured male, Issue Age 55, benefit payable to age 70.  The minimum charge possible is for an Insured male, Issue Age 18, benefit payable to age 65.  Charges vary based on the Insured's Issue Age, sex and duration of payment option.  Disability rates for males are lower than females at younger ages and much higher for males than females at older ages.  The use of rates for males provides an appropriate range of rates. The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

13
The per $1000 of Specified Face Amount charge applies for the first 10 Policy Years following the Issue Date and for the first 10 Policy Years following the effective date of any increase in Specified Face Amount.  The maximum charge possible is for an Insured male, standard, tobacco, Issue Age 85.  The minimum charge possible is for an Insured female, super preferred, non-tobacco, Issue Age 18.  The Enhanced Cash Surrender Value Rider charge varies based on the Insured's Issue Age, sex and rating class.  The charges shown may not be representative of the charge You may pay.  Please contact your financial adviser for the particular charge applicable to You.

Sun Life Assurance Company of Canada (U.S.)

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.  We do business in 49 states, the District of Columbia, Puerto Rico and the Virgin Islands.  We have an insurance company subsidiary that does business in New York.  Our executive office mailing address is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

The parent of Sun Life Assurance Company of Canada (U.S.) is Delaware Life Holdings, LLC (“Delaware Life”), a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter.

Delaware Life acquired the Company from Sun Life Financial, Inc. in August of 2013. The Company is no longer affiliated with Sun Life Financial, Inc. and the Sun Life names and marks are used under license. In accordance with the Company’s change of ownership, we expect the Company to change its name from “Sun Life Assurance Company of Canada (U.S.)” to “Delaware Life Insurance Company” during 2014.

The Variable Account

We established Sun Life of Canada (U.S.) Variable Account I in accordance with Delaware law on December 1, 1998.  The Variable Account may also be used to fund benefits payable under other life insurance policies issued by us.  We are obligated to pay all benefits payable under the Policy.

We own the assets of the Variable Account.  The income, gains or losses, realized or unrealized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains or losses.

We will at all times maintain assets in the Variable Account with a total market value at least equal to the reserves and other liabilities relating to the variable benefits under all policies participating in the Variable Account and the Variable Account is fully funded for the purpose of Federal securities laws.  The assets of the Variable Account are insulated from our general liabilities and may not be charged with our liabilities from our other business.  Our obligations for the fixed account allocations and death benefits payable under the policies are, however, our general corporate obligations.

The Variable Account is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.  Registration under the 1940 Act does not involve any supervision by the SEC of the management or investment practices or policies of the Variable Account.

The Variable Account is divided into Variable Sub-Accounts.  Each Variable Sub-Account invests exclusively in shares of a corresponding investment portfolio of a registered investment company (commonly known as a mutual fund).  We may in the future add new or delete existing Variable Sub-Accounts.  The income, gains or losses, realized or unrealized, from assets allocated to each Variable Sub-Account are credited to or charged against that Variable Sub-Account without regard to the other income, gains or losses of the other Variable Sub-Accounts.  All amounts allocated to a Variable Sub-Account will be used to purchase shares of the corresponding mutual fund.  The Variable Sub-Accounts will at all times be fully invested in mutual fund shares.  The Variable Account may contain certain variable sub-accounts which are not available under the Policy.

The Funds

The Policy offers a number of Fund options shown on page 1.  Each Fund is a mutual fund registered under the Investment Company Act of 1940, or a separate series of shares of such a mutual fund. Each Fund has its own investment objectives, risks and expenses that determine its respective income and losses. There is no assurance that a portfolio will achieve its stated objective(s). You can lose money by investing in any of the Funds. In this regard we note, for example, that there can be no assurance that the MFS® Money Market Portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Money Market Sub-Account may become extremely low and possibly negative.

The investment objectives and policies of certain Funds may be similar to the investment objectives and policies of other mutual fund portfolios that share a similar name, investment adviser, investment sub-adviser or manager. The investment results of the Fund, however, may be higher, lower and/or unrelated to those mutual funds with shared characteristics. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

Certain Funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets.  The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to other Funds.  You should consult with your registered representative to determine which combination of investment choices is appropriate for You.

More comprehensive information, including a discussion of potential risks, is found in the current prospectuses for the Funds (the “Fund Prospectuses”).  The Fund Prospectuses should be read in connection with this prospectus.  A copy of each Fund Prospectus may be obtained without charge by calling (800) 700-6554, or writing to Sun Life Assurance Company of Canada (U.S.), 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

Fund Investment Advisers and Subadvisers

AJO, L.P. subadvises M Large Cap Value Fund.  AllianceBernstein L.P. advises the AllianceBernstein Variable Products Series Fund, Inc. Portfolios.  BlackRock Advisors, LLC advises the BlackRock Global Allocation V.I. Fund (with BlackRock Investment Management, LLC and BlackRock International Limited serving as subadvisers). Columbia Management Investment Advisers, LLC advises the Columbia Variable Portfolio - Marsico 21st Century Fund and Marsico Capital Management, LLC is the subadviser. Columbia Wanger Asset Management, LLC advises Wanger USA.   DSM Capital Partners, LLC subadvises M Large Cap Growth Fund. Deutsche Investment Management Americas, Inc. advises the DWS Small Cap Index VIP with Northern Trust Investments, Inc. serving as subadviser.  Fidelity Management & Research Company advises the Fidelity® VIP Portfolios and advisory entities affiliated with Fidelity Management & Research Company subadvise the Fidelity® VIP Portfolios.  First Eagle Investment Management, LLC advises the First Eagle Overseas Variable Fund.  Franklin Templeton Services, LLC administers the Franklin Founding Funds Allocation VIP Fund (with the following advising the underlying portfolios of the Fund:  Franklin Advisers, Inc. advising the Franklin Income VIP Fund, Franklin Mutual Advisers, LLC advising Franklin Mutual Shares VIP Fund and Templeton Global Advisers Limited advising Templeton Growth VIP Fund).  Franklin Advisers, Inc. advises the Franklin Income VIP Fund, Franklin Strategic Income VIP Fund and Franklin U.S. Government Securities VIP Fund.  Franklin Mutual Advisers, LLC advises the Franklin Mutual Shares VIP Fund.  Franklin Advisory Services, LLC advises the Franklin Small Cap Value VIP Fund.  Frontier Capital Management Company, LLC subadvises M Capital Appreciation Fund. Invesco Advisers, Inc. advises the Invesco Funds.  Advisory entities affiliated with Invesco Advisers, Inc. subadvise the Invesco Funds.  M Financial Investment Advisers, Inc. advises the M Fund, Inc. Funds.  Massachusetts Financial Services Company advises the MFS® Portfolios and Series.  Morgan Stanley Investment Management Inc. advises The Universal Institutional Funds, Inc. Mid Cap Growth Portfolio. Northern Cross, LLC subadvises M International Equity Fund.  OFI Global Asset Management, Inc. advises the Oppenheimer Fund/VAs.  Pacific Investment Management Company LLC advises the PIMCO Variable Insurance Trust Portfolios. Strategic Advisers, Inc. advises the Fidelity® VIP Freedom Portfolios.  Templeton Global Advisors Limited advises Templeton Growth VIP Fund.

Selection of Funds

The Funds offered through the Policy are selected by the Company.  We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Policy owners.  We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds You have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser's or sub-adviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Policies.  Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Policies may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund's assets and may be used to pay marketing and distribution expenses of the Fund) deducted from certain Fund assets attributable to the Policy for providing distribution and shareholder support services to some investment options.

Potential Conflicts

The Funds may also be available to separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as our other separate accounts.  Although we do not anticipate any disadvantages in this, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts that invest in the Funds.  A conflict may occur due to a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of policyowners and those of other companies, or some other reason.  In the event of conflict, we will take any steps necessary to protect policyowners, including withdrawal of the Variable Account from participation in the Funds which are involved in the conflict or substitution of shares of other Funds.

Fees and Expenses of the Funds

Fund shares are purchased at net asset value, which reflects the deduction of investment management fees and certain other expenses.  The management fees are charged by each Fund's investment adviser for managing the Fund and selecting its portfolio of securities.  Other Fund expenses can include such items as interest expense on loans and contracts with transfer agents, custodians and other companies that provide services to the Fund and actual expenses may vary.

The Fund fees and expenses are assessed at the Fund level and are not direct charges against Variable Account assets or reductions from Cash Values.  These expenses are taken into consideration in computing each Fund's net asset value, which is the share price used to calculate the Unit Values of the Variable Account.  Thus, You indirectly bear the fees and expenses of the Funds You select.  The table presented earlier shows annual expenses paid by the Funds as a percentage on the average daily net asset value of each Fund.

Certain Funds invest substantially all of their assets in other funds (“funds of funds”).  As a result, You will pay fees and expenses at both fund levels, which will reduce your investment return.  In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

The management fees and other expenses of the Funds are more fully described in the Fund Prospectuses.  The information relating to the Fund expenses was provided by the Fund and was not independently verified by us.

Our General Account

Our general account consists of all of our assets other than those in our variable separate accounts.  Subject to applicable law, we have sole discretion over the investment of our general account assets.

The Fixed Account is not a security and the general account is not an investment company.  Interests in our general account offered through the Fixed Account have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the Investment Company Act of 1940.

You may allocate net premiums to the Fixed Account and may transfer a portion of your investments in the Variable Sub-Accounts to the Fixed Account.  You may also transfer a portion of your investment in the Fixed Account to any of the Variable Sub-Accounts.  Transfers may be subject to certain restrictions.  Please see pages 21-24 for more detail regarding transfer restrictions.

An investment in the Fixed Account does not entitle You to share in the investment experience of our general account.  Instead, we guarantee that your fixed account investment will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of our general account.  We may, at our sole discretion, credit a higher rate of interest, but are not obligated to do so.

Investment Programs

Dollar Cost Averaging

You may select, at no extra charge, a dollar cost averaging program by allocating a minimum of $5,000 to a Sub-Account designated by us.  Each month or quarter, a level amount will be transferred automatically, at no cost, to one or more Variable Sub-Accounts chosen by You, up to a maximum of twelve.  The program continues until your Account Value allocated to the program is depleted or You elect to stop the program.

The main objective of a dollar cost averaging program is to minimize the impact of short-term price fluctuations.  Since the same dollar amount is transferred to other available Variable Sub-Accounts at set intervals, dollar cost averaging allows You to purchase more Units (and, indirectly, more Fund shares) when prices are low and fewer Units (and, indirectly, fewer Fund shares) when prices are high.  Therefore, a lower average cost per Unit may be achieved over the long-term.  A dollar cost averaging program allows You to take advantage of market fluctuations.  However, it is important to understand that a dollar cost averaging program does not assure a profit or protect against loss in a declining market.

Asset Rebalancing

Once your money has been allocated among the Sub-Accounts, the earnings may cause the percentage invested in each Sub-Account to differ from your allocation instructions.  You can direct us to automatically rebalance the Policy among your Sub-Accounts to return to your allocation percentages by selecting our asset rebalancing program.  The rebalancing will be on a calendar quarter, semi-annual or annual basis, depending on your instructions.  Rebalancing will not occur if the total Sub-Account allocations are less than $1,000.

There is no charge for asset rebalancing.  In addition, rebalancing will not be counted against any limit we may place on your number of transfers in a Policy Year.  You may not select dollar cost averaging and asset rebalancing at the same time.  We reserve the right to modify, suspend or terminate this program at any time.  We also reserve the right to waive the $1,000 minimum amount for asset rebalancing.

Asset Allocation

One or more asset allocation programs may be made available in connection with the Policy, at no extra charge.  Asset allocation is the process of investing in different asset classes -- such as equity funds, fixed income funds and money market funds -- depending on your personal investment goals, tolerance for risk, and investment time horizon.  By spreading your money among a variety of asset classes, You may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.  Currently, You may select one of the asset allocation models, each of which represents a combination of Variable Sub-Accounts with a different level of risk.  These asset allocation models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure.  We may add or delete such programs in the future.  If You elect an asset allocation program, we automatically rebalance your premium payments among the Variable Sub-Accounts represented in the model You choose.  We rebalance your premium payments on a quarterly basis, without further instruction from You.  Our asset allocation programs are “static” programs.  We do not change the original percentage allocations among the Variable Sub-Accounts that are used for rebalancing purposes in your chosen model.  We may, however, terminate the program or choose a different model.  Also, the asset allocation models are reviewed and, as a result, may be substituted for new models and existing models may be terminated.  If so, the new models will be offered only to Policies issued on or after the date the new model goes into effect or to owners who elect an asset allocation program on or after that date.  Owners of any existing asset allocation programs may make an independent decision to change their asset allocations at any time during the duration of an asset allocation model or after the asset allocation model has terminated.  If an existing model is terminated, we will rebalance your Variable Sub-Accounts to the percentage allocations of the terminated model, unless You advise us otherwise.  We will also allocate new premium to the percentage allocations of the terminated model unless otherwise instructed by You.  You should consult your financial adviser periodically to consider whether the model You have selected is still appropriate for You or whether You wish to change your percentage allocations.

About the Policy

This prospectus describes the standard features of the Policy.  The Policy, as issued, may differ in some respects due to the insurance laws and regulations of the state where the Policy is issued.

Policy Application, Issuance and Initial Premium

To purchase a Policy, You must first submit an application to our Principal Office.  We may then follow certain underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (medical) underwriting basis and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of Insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangement.  The cost of insurance rates are higher for healthy individuals when simplified underwriting is used instead of regular underwriting.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

You must specify certain information in the application, including the Specified Face Amount, the death benefit option and supplemental benefits, if any.  The Specified Face Amount generally may not be decreased below $100,000-the “Minimum Specified Face Amount.”

While your application is being reviewed, we may make available to You temporary life insurance coverage if You have signed a Policy Application and, at that same time, submitted a separate signed application for temporary coverage and made an advance payment.  The temporary coverage, if available, begins on the date that separate application for it is signed, has a maximum amount and is subject to other conditions.

Pending approval of your application, any advance payments will be held in our general account.  Upon approval of the application, we will issue to You a Policy on the life of the Insured.  The Issue Date is the date we produce the Policy on our system and is specified in the Policy.  The Investment Start Date is the date the first premium is applied, which will be the later of-

•	the Issue Date,

•	the Policy Date or

•	the date a premium is paid equal to or in excess of the specified Initial Premium.

If an application is not approved, we will promptly return all advance payments to You.

Death Benefit Compliance Test

The Policy must, at all times, satisfy one of two legal standards for it to qualify as life insurance and thus be entitled to receive favorable tax treatment under applicable federal tax law.  We will refer to these standards as the “Cash Value Accumulation Test” and the “Guideline Premium Test.”  Under both tests, the Death Benefit must effectively always equal or exceed your Account Value multiplied by a certain percentage (the “Death Benefit Percentage”).  The Death Benefit Percentages for the Guideline Premium Test vary by age, whereas those for the Cash Value Accumulation Test vary by age and sex.  The Death Benefit Percentages for the Cash Value Accumulation Test, in general, are greater than those for the Guideline Premium Test.  The Guideline Premium Test imposes limits on the amount of premium You may pay under the Policy, where the Cash Value Accumulation Test does not.  You must specify in the Policy application which of these tests will apply to the Policy.  You may not change your selection once the Policy has been issued.  In general, if your primary objective is maximum accumulation of Account Value during the initial Policy Years, then the Cash Value Accumulation Test would be the more appropriate choice.  If your primary objective is the most economically efficient method of obtaining a specified amount of coverage, then the Guideline Premium Test is generally more appropriate.  Because your choice of tests depends on complex factors and may not be changed, You should consult with a qualified tax adviser before deciding.

Right of Return Period

If You are not satisfied with the Policy, it may be returned by delivering or postmarking it to our Principal Office or to the representative from whom the Policy was purchased within 10 days from the date of receipt of the Policy (the “Right of Return Period”).  A longer period may apply in some states.

A Policy returned under this provision will be deemed void.  You will receive a refund equal to the greater of premium payments made and premium payments made plus money market return, if the Policy indicates this is your right; otherwise, your refund will equal the sum of-

•	the difference between any premium payments made, including fees and charges, and the amounts allocated to the Variable Account;

•	the value of the amounts allocated to the Variable Account on the date the cancellation request is received by us at our Principal Office; and

•	any fees or charges imposed on amounts allocated to the Variable Account.

Unless the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate net premium payments to the Sub-Accounts in accordance with your allocation instructions.  You bear all of the investment risk during the Right of Return Period.

If the Policy indicates You are entitled to receive a full refund of premiums paid, we will allocate the net premium payments to the MFS Money Market Fund or to our general account, whichever we specify in your Policy.  Upon expiration of the number of days in the Right of Return Period, as measured from the Issue Date, plus five days, the Account Value in the MFS Money Market Fund or in the general account, as applicable, will be transferred to the Sub-Accounts in accordance with your allocation instructions.

Policies delivered in Connecticut, Georgia, Maryland and North Carolina only.  During the first eighteen months (twenty-four months in North Carolina) the Policy is in force, You may exchange it for a flexible premium adjustable life insurance policy issued by Us or an affiliate, the benefits of which do not vary with the investment performance of a separate account.  The Account Value of the Policy will be transferred to the new policy.  We will not require evidence of insurability for the exchange.  To effect an exchange, You must give Us written notice at Our Principal Office within this eighteen-month (or twenty-four month) period.

Premium Payments

All premium payments must be made payable to Sun Life Assurance Company of Canada (U.S.) and mailed to our Principal Office.  The Initial Premium will be due and payable as of the Policy's Issue Date.  The minimum Initial Premium is, generally, two Minimum Monthly Premiums.  The amount of Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.  Additional premium payments may be paid to us subject to the limitations described below.  We will not reject any premium payment necessary to maintain coverage and will provide You notice if additional premium is required to maintain coverage.

Premium

We reserve the right to limit the number of premium payments we accept in a year.  No premium payment may be less than $50 without our consent, although we will accept a smaller premium payment if necessary to keep the Policy in force.  We reserve the right to reject a premium payment that, if accepted, would cause the Policy, at its current death benefit, to no longer meet the definition of “life insurance” under the Internal Revenue Code.  If You provide satisfactory evidence of insurability, we can retain the premium and increase the death benefit while maintaining the Policy’s “life insurance” status under the Internal Revenue Code.

We will not accept premium payments that would, in our opinion, cause the Policy to fail to qualify as life insurance under applicable federal tax law.  If a premium payment is made in excess of these limits, we will accept only that portion of the premium within those limits, and will refund the remainder to You.

Specified Face Amount increases and decreases will impact the level of premium You need to pay to maintain coverage.  Your financial adviser can provide an illustration showing the effects on premium funding of Specified Face Amount changes.

After the policy anniversary on which the Insured is Attained Age 121, we will not accept any more premium payments for the Policy.

Guideline Premium Test Limitations

The Guideline Premium Test limits the amount of premium You may pay per year.  We will not accept premium payments that would, in our opinion, exceed these limits, if You have chosen this test as the applicable Death Benefit Compliance Test, unless You have expressly directed us to do so.  We may require satisfactory evidence of insurability before we accept such a premium.  We will inform You of the applicable maximum premium limitations for the coming years in our annual report to You.  In contrast, the Cash Value Accumulation Test does not impose any additional limitations on the amount of premium You may pay.

Net Premiums

The net premium is the amount You pay as the premium less the Premium Expense Charge.  The Premium Expense Charge is a sales load and covers Federal and State tax liabilities related to premium, agent compensation and other at issue costs.

Allocation of Net Premium

Except as otherwise described herein, net premium will be allocated in accordance with your allocation percentages.  You must allocate at least 1% of net premium to any Sub-Account You choose. Percentages must be in whole numbers.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20 Sub-Accounts.  You may change your allocation percentages at any time by telephone or written request to our Principal Office.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  You will be required to identify yourself by name and a personal identification number for transactions initiated by telephone.  An allocation change will be effective as of the date we receive notice of that change.

Planned Periodic Premiums

While You are not required to make additional premium payments according to a fixed schedule, You may select a planned periodic premium schedule and corresponding billing period, subject to our limits.  We will send You reminder notices for the planned periodic premium at each billing period as specified in the Policy, unless reminder notices have been suspended as described below.  You are not required, however, to pay the planned periodic premium; You may increase or decrease the planned periodic premium subject to our limits, and You may skip a planned payment or make unscheduled payments.  You may change your planned payment schedule or the billing period, subject to our approval.  Depending on the investment performance of the Sub-Accounts You select, the planned periodic premium may not be sufficient to keep the Policy in force, and You may need to change your planned payment schedule or make additional payments in order to prevent termination of the Policy.  We will suspend reminder notices at your written request, and we reserve the right to suspend reminder notices if premiums are not being paid (except for notices in connection with the grace period).  We will notify You prior to suspending reminder notices.

Death Benefit

If the Policy is in force at the time of the Insured's death, we will pay the beneficiary an amount based on the death benefit option in effect once we have received Due Proof of the Insured's death.  The amount payable will be:

•	the amount of the selected death benefit option, plus

•	any amounts payable under any supplemental benefits added to the Policy, minus

•	the value of any Policy Debt on the date of the Insured's death, minus

•	any overdue monthly deductions if death occurs during a grace period.

We will pay this amount to the beneficiary in one lump sum, unless we and the beneficiary agree on another form of settlement.  You may select between three death benefit options.  You may change the death benefit option at any time.

Death Benefit Options

The Policy has three death benefit options. You will be required to select one of them in the Policy application.  A Policy will not be issued unless a death benefit option election is made.

Option A-Specified Face Amount.  Under this option, the death benefit is the greater of-

•	the Policy’s Specified Face Amount, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option B-Specified Face Amount Plus Account Value.  Under this option, the death benefit is the greater of-

•	the Specified Face Amount plus the Account Value, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option C-Specified Face Amount Plus Sum of Premiums Paid. Under this option, the death benefit is the greater of-

•	the Specified Face Amount plus the sum of all premiums paid, or

•	the Account Value multiplied by the applicable death benefit percentage shown in the Policy.

Option A provides a level amount of death benefit.  Option B provides a fluctuating amount of death benefit due to the inclusion of the Account Value.  While Option B provides a different death benefit than Option A, the monthly deduction for cost of insurance charges will be higher based on the Policy Net Amount at Risk.  Option C also provides a higher death benefit than Option A and may result in a higher monthly deduction for cost of insurance charges depending upon actual premium payments made.  Ask your financial adviser for an illustration to compare costs between Option B and Option C.

Changes in the Death Benefit Option

You may request a change in the death benefit option.  Changes in the death benefit option are subject to Our underwriting rules in effect at the time of change.  Requests for a change must be made in writing to Us.  The effective date of the change will be the Anniversary on or next following the date We approve your request.  Changing the death benefit option may have tax consequences.  You should consult a tax advisor before changing the death benefit option.

If You change from Option A to Option B, the Specified Face Amount will be decreased by an amount equal to the Policy's Account Value on the effective date of the change. If You change from Option B to Option A, the Specified Face Amount will be increased by an amount equal to the Policy's Account Value on the effective date of change.

Option C can only be changed to Option A.  Neither Option A or B can be changed to Option C.  The amount of the death benefit on the effective date of the change will not be altered but the change in death benefit option will affect the determination of the death benefit from that point on.

Changes in Specified Face Amount

You may increase or decrease the Specified Face Amount of the Policy within certain limits. Changing the Specified Face Amount may have tax consequences.  You should consult a tax advisor before any change to the Specified Face Amount.

Minimum Changes.  Each increase in the Specified Face Amount must be at least $10,000.  We reserve the right to change the minimum amount by which You may change the Specified Face Amount.

Increases.  After the first policy anniversary, You may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  Additional policy specification pages will be provided to show the applicable guaranteed maximum cost of insurance charges applicable to any increase.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.  Your financial adviser can provide an illustration to show the level of premium funding necessary to maintain coverage at the increased Specified Face Amount.

Decreases.  The Specified Face Amount can be decreased after the first policy anniversary.  A decrease will become effective at the beginning of the next Policy Month following our approval of your request.  The Specified Face Amount after the decrease must be at least $100,000.  Surrender charges will apply to decreases in the Specified Face Amount during the surrender charge period except for decreases in the Specified Face Amount resulting from a change in the death benefit option or a partial withdrawal.  For purposes of determining surrender charges and later cost of insurance charges, we will apply a decrease in Specified Face Amount in the following order-

-	first, to the most recent increase;

-	second, to the next most recent increases, in reverse chronological order; and

-	finally, to the initial Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Accessing Your Account Value

Surrenders and Surrender Charges

You may surrender the Policy for its Cash Surrender Value at any time while the Insured is living.  If You do, the insurance coverage and all other benefits under the Policy will terminate.  If You surrender the Policy and receive its Cash Surrender Value, You may incur surrender charges, taxes and tax penalties.

Cash Surrender Value is the Policy's Account Value less the sum of-

•	the outstanding balance of any Policy Debt; and

•	any surrender charges.

We will deduct surrender charges from your Account Value if You surrender the Policy or request a decrease in the Specified Face Amount during the surrender charge period.  There are separate surrender charges for the initial Specified Face Amount and any increase in the Specified Face Amount You request.  The surrender charge period will start on the Policy's Issue Date and on the effective date for the increase, respectively.  We will determine your Cash Surrender Value at the next close of business on the New York Stock Exchange after we receive your written request for surrender at our Principal Office.

If You surrender the Policy in the first 10 years or within the first 10 years after an increase in the Specified Face Amount, we will apply a surrender charge to the initial Specified Face Amount and to each increase in the Specified Face Amount other than an increase resulting from a change in the death benefit option.  The surrender charge will be calculated separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The surrender charge will be an amount based on the Policy's Specified Face Amount, the length of time the Policy has been in force and the length of time an increase in the Specified Face Amount has been in effect, the Insured's Issue Age, sex and rating class.  The following are examples of surrender charges at representative Issue Ages.

First Year Surrender Charges Per $1,000 of Specified Face Amount (Super-Preferred Non-tobacco Male)
Issue Age 25 $3.25	Issue Age 35 $4.92	Issue Age 45 $7.76
Issue Age 55 $12.74	Issue Age 65 $21.91	Issue Age 75 $40.14

The surrender charge will be calculated based on the surrender charge percentages for the initial Specified Face Amount and each increase in the Specified Face Amount as shown in the table below.

Year	Surrender Charge (as a Percentage of the First Year Surrender Charge)

1	100.0
2	100.0
3	90.0
4	75.0
5	70.0
6	60.0
7	45.0
8	35.0
9	20.0
10	7.0
11+	0.0

A surrender charge will be applied for each decrease in the Specified Face Amount except for decreases in the Specified Face Amount resulting from a change in death benefit option or partial withdrawal.  These surrender charges will be applied in the following order:

•	first, to the most recent increase;

•	second, to the next most recent increases, in reverse chronological order; and

•	third, to the initial Specified Face Amount.

On a decrease in the initial Specified Face Amount, You will pay a proportion of the full surrender charge based on the ratio of the face amount decrease to the initial Specified Face Amount.  The surrender charge You pay on a decrease that is less than the full amount of an increase in Specified Face Amount will be calculated on the same basis.  Future surrender charges will be reduced by any incurred for a decrease in the Specified Face Amount.  Surrender charges will be allocated proportionally among the Sub-Accounts.

Surrendering your Policy may have tax consequences. See the Federal Income Tax Considerations section of this prospectus.

Partial Withdrawals

You may make a partial withdrawal from the Policy once each Policy Month after the first Policy Year by written request to us.  Each partial withdrawal must be for at least $500.

If the applicable death benefit option is Option A or C, the Specified Face Amount will be decreased by the amount of the partial withdrawal.  We will apply the decrease to the initial Specified Face Amount and to each increase in Specified Face Amount in the following order-

•	first, to the initial Specified Face Amount, up to the $100,000 minimum;

•	second, to the oldest increases in Specified Face Amount, in chronological order; and

•	third, to the most recent increase in Specified Face Amount.

If the Supplemental Insurance Rider is in effect, the Supplemental Insurance Rider Face Amount will be reduced prior to any reductions in the Specified Face Amount.

Unless You specify otherwise, the partial withdrawal will be allocated proportionally among the Sub-Accounts.  We will not accept requests for a partial withdrawal if the Specified Face Amount remaining in force after the partial withdrawal would be less than the minimum Specified Face Amount.  A partial withdrawal will be allocated to a Variable Sub-Account at the Unit Value of that Variable Sub-Account next determined after receipt of the partial withdrawal request.  A partial withdrawal may result in taxes and tax penalties.  See the Federal Income Tax Considerations section of this prospectus.

Policy Loans

Using the Policy as collateral, You may request a policy loan of up to 90% of the Policy's Cash Value, decreased by the amount of any outstanding Policy Debt on the date the policy loan is made.  The Policy will terminate for no value subject to a grace period if the Policy Debt exceeds the Cash Value.  During the No-Lapse Guarantee Period, however, the Policy will not terminate if it satisfies the minimum premium test.  The Loan Lapse Protection Rider may also prevent Policy termination.  Although the No-Lapse Guarantee and the Loan Lapse Protection Rider may prevent Policy termination, the conditions under which they apply differ widely, including the length of time the Policy has been in force and the age of the policyowner.  Please see the No-Lapse Guarantee section and the Loan Lapse Protection Rider section for additional detail.

You may allocate the policy loan among the Sub-Accounts.  If You do not specify the allocation, then the policy loan will be allocated proportionally among the Sub-Accounts.  Loan amounts allocated to the Variable Sub-Accounts will be transferred to the Fixed Account.  We will periodically credit interest at an effective annual rate of 3% on the loaned values of the Fixed Account.

Interest on the policy loan will accrue daily at 4% annually during Policy Years 1 through 10.  If the LTA Rider is attached to the Policy, loan interest is 3.0% in Policy Year 11 and thereafter.  If the LTA Rider is not attached to the Policy, loan interest is 3.5% in Policy Year 11 and thereafter.  This interest will be due and payable to us in arrears on each policy anniversary.  Any unpaid interest will be added to the principal amount as an additional policy loan and will bear interest at the same rate and will be assessed in the same manner as the prior policy loan.

Policy loans may have tax consequences, particularly if your Policy is classified as a Modified Endowment Contract. See the Federal Income Tax Considerations section of this prospectus.

Note: The Cash Surrender Value and the Policy Proceeds are reduced by the amount of any outstanding Policy Debt.

All funds we receive from You will be credited to the Policy as premium unless we have received written notice, in a form satisfactory to us, that the funds are for loan repayment.  In the event You have a loan against the Policy, it is generally advantageous to repay the loan rather than make a premium payment because premium payments incur expense charges whereas loan repayments do not.  Loan repayments will first reduce the outstanding balance of the policy loan and then accrued but unpaid interest on such loans.

A policy loan, whether or not repaid, will affect the Policy Proceeds payable upon the Insured's death and the Account Value because the investment results of the Sub-Accounts will apply only to the non-loaned portion of the Account Value.  The longer a loan is outstanding, the greater the effect is likely to be and, depending on the investment results of the Sub-Accounts while the loan is outstanding, the effect could be favorable or unfavorable.

Transfer Privileges

Subject to the above special restrictions and to our rules as they may exist from time to time and to any limits that may be imposed by the Funds, You may at any time transfer to another Sub-Account all or a portion of the Account Value allocated to a Sub-Account.  There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer above 12 transfers in any Policy Year.  We will make transfers pursuant to an authorized written or telephone request to us.  Telephone requests will be honored only if we have a properly completed telephone authorization form for You on file.  We, our affiliates and the representative from whom You purchased the Policy will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine.  We will use reasonable procedures to confirm that instructions communicated by telephone are genuine.  For transactions initiated by telephone, You will be required to identify yourself by name and a personal identification number.

Transfers may be requested by indicating the transfer of either a specified dollar amount or a specified percentage of the Fixed Account or the Variable Sub-Account's value from which the transfer will be made.  If You request a transfer based on a specified percentage of the Fixed Account or the Variable Sub-Account's value, that percentage will be converted into a request for the transfer of a specified dollar amount based on application of the specified percentage to the Fixed Account or the Variable Sub-Account's value at the time the request is received.  We reserve the right to limit the number of Sub-Accounts to which You may allocate your Account Value to not more than 20.

An acceptable transfer request will be executed as of the date our Principal Office receives your request provided that it is received on a Valuation Date before the close of the NYSE.  An “acceptable transfer request” is one that is authorized by a person with proper authority, provides clear instruction to the Company, as administrator of the Variable Account, and is for a transaction that is not restricted by policies and procedures of the Variable Account, the Fund or us.  If an acceptable transfer request is received on a day that is not a Valuation Date or after the close of the NYSE on a Valuation Date, it will be executed effective on the next Valuation Date.  The Unit Value of Variable Sub-Accounts affected by a transfer request will be that next determined after receipt of such transfer request.

Transfer privileges are subject to our consent.  We reserve the right to impose limitations on transfers, including, but not limited to: (1) the minimum amount that may be transferred; (2) the frequency of transfers; and (3) the minimum amount that may remain in a Sub-Account following a transfer from that Sub-Account.  We will notify You in writing of any such limitations.  If your Policy so states in its text or via endorsement, thirty days must elapse between each transfer.

Transfers from the Fixed Account to the Variable Sub-Accounts are limited to one transfer annually of no more than 25% of the value of the Fixed Account at the end of the prior Policy Year or $5,000, whichever is greater.  We reserve the right to restrict amounts transferred to the Fixed Account from the Variable Sub-Accounts.  Note: This transfer restriction may prolong the period of time it takes to transfer your Account Value in the Fixed Account to the Sub-Accounts and, therefore, You should carefully consider whether investment in the Fixed Account meets your needs and investment criteria.

Short-Term Trading

The Policy is not designed for short-term trading.  If You wish to employ such strategies, do not purchase a Policy.  Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity.  Some Owners and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection.  Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Owners or intermediaries or curtail their trading.  A failure to detect and curtail short-term trading could result in adverse consequences to Owners.  Short-term trading can increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, short-term trading can adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.

The Company has policies and procedures to discourage frequent transfers of Account Value.  As described below under “Transfer Privileges,” the Policy includes limiting the number and timing of certain transfers, subject to exceptions described in that section and exceptions designed to protect the interest of individual Owners.  The Company also reserves the right to charge a fee for transfers.

Short-term trading activities whether by an individual, a firm or a third party authorized to initiate transfer requests on behalf of Owner(s) may be subject to other restrictions as well (including transfers to and from the Fixed Account).  For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Transfer Privileges”, such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions into a Fund.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by You directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party.  In particular, we will treat as short-term trading activity and refuse to process any transfer that is requested by an authorized third party within 30 days of a previous transfer (whether the earlier transfer was requested by You or a third party acting on your behalf).  We may also impose special restrictions on third parties that engage in reallocations of Policy values.  We may limit the frequency of the transfer and prohibit exchanges into a Fund.

Should transfer instructions provide for a redemption out of a Fund with purchase into a Fund that is restricted, the policyowner’s transfer instructions will be considered a request that is not in Good Order.  Therefore, neither side of the requested transaction will be honored.  We will provide You notice that the transfer instructions were not executed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other of the Company’s contract owners and Owners, in the following instances:

•	when a new broker of record is designated for the Policy;
•	when the Owner changes;
•	when control of the Policy passes to the designated beneficiary upon the death of the Insured;
•	when necessary in our view to avoid hardship to an Owner;
•	when underlying Funds are dissolved, merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Owners to certain risks.  The short-term trading could increase costs for all Owners as a result of excessive portfolio transaction fees.  In addition, the short-term trading could adversely affect a Fund's performance.  If large amounts of money are suddenly transferred out of a Fund, the Fund's investment adviser cannot effectively invest in accordance with the Fund's investment objectives and policies.  Unless the short-term trading policy and the permitted waivers of that policy are applied uniformly, some Owners may experience a different application of the policy and therefore may experience some of these risks.  Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

The Funds’ Harmful Trading Policies

In addition to the restrictions that we impose (as described above under Short-Term Trading and below under Transfer Privileges), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Funds’ shares.  These policies (the “Funds’ Harmful Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund.  The Funds’ Harmful Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their Harmful Trading Policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount You cause to be deposited into a Fund (including by way of premium payments and transfers under your Policy) or removed from the Fund (including by way of withdrawals and transfers).  If a Fund identifies You as having violated the Fund’s Harmful Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by You (or a third party acting on your behalf) into that Fund.  Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if You do not comply with any Fund’s Harmful Trading Policies, You (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund.  You should review and comply with each Fund’s Harmful Trading Policies, which are disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as:  (a) the amount, format and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions.  As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased.  Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described above under Short-Term Trading and below under Transfer Privileges.  Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, You could be deprived of potentially valuable flexibility to make transactions with respect to that Fund.  For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers.  If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as an investment option.

Account Value

Your Account Value is the sum of the values of each Variable Sub-Account plus the value of the Fixed Account.  The Account Value varies depending upon the Premiums paid, Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Cost of Insurance charges, partial withdrawals, fees, policy loans and the net investment factor (described below).

The minimum guaranteed interest rate applicable to the values in the Fixed Account is 3% annually.  Interest in excess of the guaranteed rate may be applied in such a manner as we may determine, based on our expectations of future interest, mortality costs, persistency, expenses and taxes. Interest credited will be computed on a compound interest basis.

Account Value of the Variable Sub-Accounts

We measure the amounts in the Variable Sub-Accounts in terms of Units and Unit Values.  On any given date, the amount You have in a Variable Sub-Account is equal to the Unit Value multiplied by the number of Units credited to You in that Variable Sub-Account.  Amounts allocated to a Variable Sub-Account will be used to purchase Units of that Variable Sub-Account.  Units are redeemed when You make partial withdrawals, undertake policy loans or transfer amounts from a Variable Sub-Account, and for the payment of Monthly Expense Charges, Monthly Cost of Insurance charges, Mortality and Expense Risk Charges and other fees.  The number of Units of each Variable Sub-Account purchased or redeemed is determined by dividing the dollar amount of the transaction by the Unit Value for the Variable Sub-Account.  A Valuation Date is any day on which the NYSE is open for business and valuation will occur at the close of the NYSE.  The NYSE historically closes on weekends and the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  For the first Valuation Date of each Variable Sub-Account, the Unit Value is established at $10.00.  The Unit Value for any subsequent Valuation Date is equal to the Unit Value for the preceding Valuation Date multiplied by the net investment factor (determined as provided below).  The Unit Value of a Variable Sub-Account for any Valuation Date is determined as of the close of the Valuation Period ending on that Valuation Date.  The Valuation Period is the period of time from one determination of Unit Values to the next.

If accompanied by proper allocation instructions, a premium received in Good Order at our Principal Office is credited to the Policy on the same date it is received unless that date is not a Valuation Date or receipt is after the close of the NYSE on a Valuation Date.  In those instances, the premium will be credited on the next Valuation Date. If premium is to be allocated to a Variable Sub-Account, the Unit Value of the Variable Sub-Account will be that next determined after receipt of such premium .

The Investment Start Date is the date we apply your first premium payment, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the Initial Premium.

The Account Value on the Investment Start Date equals:

•	the net premium received, minus

•	the monthly deductions due on the Policy Date and subsequent Monthly Anniversary Days through the Investment Start Date charged to the Variable Sub-Accounts and the Fixed Account.

The Account Value on subsequent Valuation Dates is equal to:

•	the Account Value attributable to each Variable Sub-Account on the preceding Valuation Date, multiplied by that Sub-Account’s Net Investment Factor, plus

•	the value of the Fixed Account on the preceding Valuation Date, accrued at interest, plus

•	that portion of Net Premium received and allocated to a Sub-Account during the current Valuation Period, plus

•	any amounts transferred by You to a Sub-Account from another Sub-Account during the current Valuation Period, minus

•	any amounts transferred by You from a Sub-Account to another Sub-Account during the current Valuation Period, minus

•	that portion of any Partial Withdrawal deducted from a Sub-Account during the current Valuation Period, plus

•	any amounts transferred among the Sub-Accounts for a Policy loan, minus

•	that portion of any surrender charges associated with a decrease in the Specified Face Amount charged to a Sub-Account during the current Valuation Period, minus

•	if a Processing Date, that portion of the Monthly Deductions charged to the a Sub-Account for the Policy Month.

Net Investment Factor

The net investment factor for each Variable Sub-Account for any Valuation Period is the quotient of (1) divided by (2) where:

(1) is the net result of-

•	the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the Valuation Period, plus

•	the per share amount of any dividend or other distribution declared on Fund shares held in the Variable Sub-Account if the “ex-dividend” date occurs during the Valuation Period, plus or minus

•
a per share credit or charge with respect to any taxes reserved for by us, or paid by us if not previously reserved for, during the Valuation Period which are determined by us to be attributable to the operation of the Variable Sub-Account; and

(2) is the net asset value of a Fund share held in the Variable Sub-Account determined as of the end of the preceding Valuation Period.

The “ex-dividend date” is the date after which a Fund share begins trading without the dividend.

The net investment factor may be greater or less than one.

Splitting Units

We reserve the right to split or combine the value of Units.  In effecting any such change, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Policy.

Insufficient Value

The Policy may terminate if your Account Value minus Policy Debt is insufficient to pay all charges and deductions then due. The Policy will terminate for no value, subject to a grace period described below if, on a Processing Date, the Policy’s Account Value less Policy Debt is less than or equal to zero.

Policy termination will not occur if:

1.	You pay premium sufficient to keep the Policy in force prior to the end of the grace period;

2.	You are within the No-Lapse Guarantee Period and you have paid sufficient premium to satisfy the “minimum premium test” described below; or

3.	The Loan Lapse Protection Rider is in effect and all conditions thereunder have been met.

Grace Period

If, on a Valuation Date, the Policy will terminate by reason of insufficient value, we will allow a grace period.  This grace period will allow 61 days from that Valuation Date for the payment of a premium sufficient to keep the Policy in force.  Notice of premium due will be mailed to your last known address and the last known address of any assignee of record.  We will assume that your last known address is the address shown on the Policy Application (or notice of assignment), unless we receive written notice of a change in address in a form satisfactory to us.  If the premium due is not paid within 61 days after the beginning of the grace period, then the Policy and all rights to benefits will terminate without value at the end of the 61 day period.  The Policy will continue to remain in force during this grace period.  If the Policy Proceeds become payable by us during the grace period, then any overdue monthly deductions will be deducted from the amount payable by us.

No-Lapse Guarantee

A No-Lapse Guarantee will eliminate the impact of poor investment performance and risk of Policy termination because the Account Value is not used to determine if lapse has occurred.  If You pay sufficient premiums to satisfy the minimum premium test described below the Policy will not lapse.  The length of time your No-Lapse Guarantee is in effect is called the No-Lapse Guarantee Period and is determined by the Insured’s Issue Age and the planned periodic premium You pay.  The No-Lapse Guarantee Period can be as long as 20 years (depending on your state) or until the Insured attains age 80, whichever occurs first.

The annual report You receive will advise whether the premiums paid meet the minimum premium test, and, if no further premium is received, how long the No-Lapse Guarantee will last.

Minimum Premium Test

A Policy satisfies the minimum premium test if the premiums paid less any partial withdrawals less any Policy Debt exceed the sum of the “Minimum Monthly Premiums” which applied to the Policy in each Policy Month from the Policy Date to the Valuation Date.

The applicable Minimum Monthly Premiums are specified in the Policy and are determined based on the length of time of the No-Lapse Guarantee Period and the Insured’s Issue Age.  If a Policy does not satisfy the minimum premium test, additional premium is required to keep the Policy in force.

Ask your financial adviser for illustrations to show how different premium funding levels for your Policy will determine the length of the No-Lapse Guarantee Period.

Charges and Deductions

The monthly deductions described below are the Premium Expense Charges, Mortality and Expense Risk Charges, Monthly Expense Charges, Monthly Costs of Insurance and the charges for any supplemental benefits.

There are no monthly deductions after the policy anniversary on which the Insured is Attained Age 121.

Premium Expense Charge

We will deduct a Premium Expense Charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state.  The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the LTA Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the LTA Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Mortality and Expense Risk Charge

This charge is for the mortality and expense risks we assume with respect to the Policy.  It is a percentage of the Account Value of the Variable Sub-Accounts and, unless You direct otherwise, is deducted proportionally from the Account Value of the Sub-Accounts each month.  We may realize a profit from this charge.

If the LTA Rider is not attached to the Policy, the current Mortality and Expense Risk Charge percentage is 0.60% annually for Policy Years 1 through 5 and 0.12% annually thereafter.  The Charge is guaranteed not to exceed those levels for Policies without the LTA Rider.

If the LTA Rider is attached to the Policy, the current Mortality and Expense Risk Charge is 0.00%.  Should a Mortality and Expense Charge be imposed, it will not exceed 0.25% annually.

The mortality risk we assume is that the group of lives insured under the Policies may, on average, live for shorter periods of time than we estimated.  The expense risk we assume is that our costs of issuing and administering Policies may be more than we estimated.

Monthly Expense Charge

We will deduct from your Account Value monthly a charge of $8.00 in all years and a monthly charge based on the Specified Face Amount for the first 5 Policy Years following the issuance of the Policy and the first 5 Policy Years following the effective date of each increase in the Specified Face Amount, if any, based on the amount of the increase.  Minimum and maximum Monthly Expense Charges are shown in the Fee Table.  The Monthly Expense Charge is based on the Issue Age, sex and rating class of the Insured and is higher if the LTA Rider is attached to the Policy.  Unless You direct otherwise, the Monthly Expense Charges will be deducted proportionally from the amounts in the Sub-Accounts and covers administration expenses and issuance costs.  The illustration provided at time of application will show your specific Monthly Expense Charge.

Monthly Cost of Insurance

We deduct a Monthly Cost of Insurance charge from your Account Value to cover anticipated costs of providing insurance coverage.  We may realize a profit from this charge.  Unless You direct otherwise, the Monthly Cost of Insurance deduction will be charged proportionally to the amounts in the Sub-Accounts.

The Monthly Cost of Insurance equals the sum of (1), (2) and (3) where:

(1)	is the Monthly Cost of Insurance rate times the Total Net Amount at Risk divided by 1,000*;

(2)	is the monthly rider cost for any riders which are a part of the Policy (i.e. Waiver of Monthly Deductions, Payment of Stipulated Amount, Supplemental Insurance, Enhanced Cash Surrender Value); and

(3)	is any additional insurance charge calculated, as specified in the Policy, for substandard risk classifications, which can be up to 500% of the charge shown in the Fee Table.

*Item (1) above is expressed algebraically as:  the Monthly Cost of Insurance rate x [Total Net Amount at Risk ÷ 1000].  Please see Appendix A, Glossary of Terms, for definitions of the Total Net Amount at Risk and its components.

The Total Net Amount at Risk equals:

•	the death benefit divided by 1.00247; minus

•	your Account Value on the Processing Date prior to assessing the monthly deductions.

The Total Net Amount at Risk is affected by the performance of the Sub-Accounts to which premium is allocated, the cumulative premium paid, any Policy Debt, any partial withdrawals, transaction fees and periodic charges.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge described above is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  In calculating the Total Net Amount at Risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.  It is necessary to allocate Account Value in this manner as different Monthly Cost of Insurance Charges may apply to the initial death benefit and each increase in Specified Face Amount.  By way of example, assume the initial death benefit is $500,000, there is a later increase in Specified Face Amount of $400,000 and the Account Value is $600,000.  The net amount at risk of the initial death benefit is $500,000 divided by 1.00247 less $500,000 of Account Value divided by 1.00247.  The Account Value must be divided at this stage by 1.00247 because it is incorrect to assign more Account Value than there is initial death benefit.  To determine the net amount at risk of the $400,000 Specified Face Amount increase, we take the $400,000 and divide by 1.00247 then subtract the remaining Account Value of $101,232 (which is the result of $600,000 less $500,000 divided by 1.00247 from the initial death benefit net amount at risk calculation).  So the net amount at risk of the initial death benefit is zero and the net amount at risk of the Specified Face Amount increase is $297,782.

Monthly Cost of Insurance Rates

The Monthly Cost of Insurance rates (except for any such rate applicable to an increase in the Specified Face Amount) are currently based on the length of time the Policy has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates applicable to each increase in the Specified Face Amount are currently based on the length of time the increase has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The Monthly Cost of Insurance rates will, however, be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The rates for the Policy if the LTA Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

Other Charges and Deductions

Interest charged on outstanding loans as well as the interest credited to loaned values of the Fixed Account is more fully described in the section entitled “Policy Loans” above.  Additionally, a flat extra charge may apply if an Insured is a substandard risk.  The flat extra charge is determined by our underwriting guidelines and varies proportional to the degree of additional mortality risk borne by the Company.  A flat extra charge will not exceed $20.00 per $1000 of Total Net Amount at Risk.  It is deducted from the Account Value on a monthly basis and covers the additional mortality risk of the Insured borne by the Company.  A definition of “flat extra” is provided in the Glossary.

Reduced Charges

We reserve the right to reduce the Premium Expense Charge, Monthly Expense Charge and Mortality and Expense Risk Charge.  We will provide You prompt notice of any reduction.  Reductions will be based on uniformly applied criteria that do not discriminate unfairly against any person.

Supplemental Benefits

The following supplemental benefit riders may be available in your state.  Each rider is subject to certain limitations and termination provisions.  Any rider charges imposed are necessary to cover the expenses borne by the Company for providing the additional benefits provided by the riders.  For additional information on the riders, please ask your financial adviser.

Accelerated Benefits Rider

Under this rider, we will pay You, at your written request in a form satisfactory to us, an “accelerated benefit” if the Insured is terminally ill.  An Insured is considered “terminally ill” if the Insured has a life expectancy of 12 months or less due to illness or physical condition.  (This time period may be more or less in some states.)

The accelerated benefit payment will be equal to that portion of the Policy's death benefit requested by You, not to exceed 75% of the amount of the death benefit, subject to certain reductions.  Reductions to the accelerated benefit payment vary by state and may include the following:

a.	a 12 month discount percentage which will not exceed the greater of the current yield on 90-day Treasury bills and the current maximum statutory adjustable loan interest rate;
b.	the amount of Policy Debt in excess of the Accelerated Amount; and
c.	an administrative fee of $150.

This rider automatically attaches to every Policy at no charge.

Charitable Giving Benefit Rider

Under this rider, when Policy Proceeds are payable, we will pay a Charitable Gift Amount to the named Charitable Beneficiary.  The Charitable Gift Amount is 1% of the Specified Face Amount and is an additional payment that does not diminish the Policy Proceeds paid to your beneficiary.  The Charitable Beneficiary may be any organization considered exempt from federal taxation under Section 501(c) of the Internal Revenue Code and is listed in Section 170(c) of the Internal Revenue Code as an authorized recipient of charitable contributions.  The Charitable Gift Amount and the Charitable Beneficiary in effect on the Issue Date are shown in the Policy.  The rider must be elected at issue and can be discontinued upon written request to the Company.  There is no charge for this rider.

Waiver of Monthly Deductions Rider

Under this rider, we will waive the monthly deductions for the Policy and any optional riders for all months for which the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  We will continue to waive the monthly deductions for as long as the disability continues.  Waiver of monthly deductions means the Account Value will not be reduced by any monthly deductions each Monthly Anniversary Day during the period of total disability.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will waive the monthly deductions.  At that time, we will reverse the monthly deductions which had been taken for the past months of total disability and waive all monthly deductions going forward until total disability ceases.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and multiply this factor by each $1000 of Specified Face Amount and $1000 of Supplemental Insurance Rider Face Amount.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  If You elect this rider, You may not elect the Payment of Stipulated Amount Rider.

Payment of Stipulated Amount Rider

Under this rider, we will make a monthly payment of the “stipulated amount” into the Account Value when the Insured suffers a total disability, if the Insured's total disability commences while this rider is in force and continues for six months.  You elect the stipulated amount on the application.  We will continue to make a payment of that amount for as long as the disability continues but no later than the duration of the payment option elected (Insured's age 65 or 70). Payment of the stipulated amount does not guarantee that the Account Value of the Policy will be sufficient to keep the Policy in force.  We must receive due proof of the Insured’s total disability and due proof that the total disability has been continuous for six months before we will make a payment.  At that time, we will credit the Account Value with the stipulated payment at the beginning of each month of past total disability and will credit the Account Value with the stipulated payment at the beginning of each month total disability continues.  We may require from time to time additional proof that the disability is continuing, but not more frequently than once per year after the disability has continued for two years.  The rider charge is deducted monthly from the Account Value.  We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age and sex and multiply that factor by each $100 of stipulated amount.  The rider charge will cease for the term the stipulated amount is being paid.  The rider must be elected at issue and may be discontinued upon written request to the Company.  If the rider is discontinued, the rider charge will cease.  The rider may not be elected if the Waiver of Monthly Deductions Rider has been elected.

Enhanced Cash Surrender Value Rider

This rider provides a waiver of surrender charges and thus is appropriate for policyowners who seek to preserve the ability to access cash surrender values during the surrender charge period.  If this rider is attached to the Policy, there are no surrender charges applicable to partial withdrawals, full surrenders or Specified Face Amount decreases.  Surrender charges will not be waived if the surrender is part of an exchange under Section 1035 of the Internal Revenue Code.

We use a Company-developed proprietary pricing table to determine the factor that corresponds with the Insured’s Issue Age, sex and rating class and multiply that factor by each $1000 of Specified Face Amount to determine the applicable charge for this rider.  The rider must be elected at issue and may not be discontinued.  The Enhanced Cash Surrender Value Rider may not be elected if the LTA Rider has been elected as surrender charges would already be waived by the LTA Rider.

Loan Lapse Protection Rider

This rider is designed to protect the Policy from lapse should Policy Debt become the near equivalent of the Account Value.  Under this rider, the Policy will not terminate for insufficient value on and after the Rider Exercise Date.  The Rider Exercise Date is the earliest date on which all the following have occurred:

•	the Insured is 75 or older;
•	the Policy has been in force at least 15 years;
•	the outstanding Policy Debt is greater than the Specified Face Amount;
•	the outstanding Policy Debt equals or exceeds 96% of the Account Value;
•	not more than 30% of the Policy Debt has been a result of loan activity in the 36 months immediately preceding the Rider Exercise Date;
•	the sum of withdrawals made equals the sum of premiums paid; and
•	we have received your request to exercise the rider.

The rider charge is an administrative charge that applies on the Rider Exercise Date and equals the excess of 99.5% of the Account Value over the Policy Debt.  By way of example, if the Account Value is $1,000,000 and the Policy Debt is $970,000, the charge is $25,000 which is the difference between 99.5% of the Account Value and the Policy Debt.

On the Rider Exercise Date, after deduction of the rider charge from the Account Value, the following will occur:

•	The Account Value in the Variable Sub-Accounts will be irrevocably transferred to the Fixed Account;
•	The Death Benefit will be changed to equal 105% of the Account Value;
•	Monthly Deductions will cease;
•	No further premium will be accepted;
•	Specified face amount increases and decreases will no longer be permitted; and
•	All supplemental riders (other than the accelerated benefit rider) will terminate.

The rider automatically attaches to every Policy that has elected the Guideline Premium Test and may be discontinued upon written request to the Company.

You should be aware that the tax consequences of the Loan Lapse Protection Rider are uncertain. You should consult a tax adviser about the tax consequences of the Loan Lapse Protection Rider. Please see the Federal Income Tax Considerations section of this prospectus.

Long Term Accumulation Rider (“LTA” Rider)

This rider is designed for policyowners who desire high Account Values throughout the long-term life of the Policy.  Consistent with that goal, they seek to heavily fund the Policy in the early Policy Years.  Heavily funding the Policy in the early years provides an opportunity for longer term growth of a larger asset base.  A Policy with this rider will be less costly over the longer term than a Policy without this rider because Account Values should be higher and there is currently no Mortality and Expense Risk Charge.  The maximum Mortality and Expense Risk Charge is also less than the maximum Mortality and Expense Risk Charge for a Policy without this rider.  The absence or reduction in the Mortality and Expense Risk Charge partially offsets the other higher charges, described below, which is expected but not guaranteed to be positive or to far exceed the costs of this rider.

Under this rider, surrender charges under the Policy will be waived and an asset credit will be paid on the Asset Credit Date and each policy anniversary thereafter.  The Asset Credit Date is the 16th policy anniversary.  The Asset Credit Date is shown in the Policy.

The asset credit will be paid if the Policy’s persistency, mortality experience and expense assumptions are at least as favorable as that assumed by the Company on the Issue Date.  It is calculated as a percentage of Account Value less Policy Debt.  There is no guaranteed minimum asset credit.  There is no separate charge for this rider but attachment of the rider to the Policy changes the Premium Expense Charge, Monthly Cost of Insurance Charge, Monthly Mortality and Expense Risk Charge and the Monthly Expense Charge.

The Premium Expense Charge and Monthly Expense Charge are significantly higher for a Policy with this rider.  Although this rider contemplates a long-term investment, it also provides less costly access to cash surrender values in the early Policy Years by virtue of the net effect of the waiver of the surrender charge outweighing the higher Premium Expense Charge and Monthly Expense Charge.  In the first three Policy Years, the impact to net premium and Account Value is less than the reduction to Cash Surrender Value should a surrender occur during the surrender charge period and surrender charges were not waived.  Thereafter, the Premium Expense Charge and Monthly Expense Charge impact to net premium and Account Value is greater than any reduction to Cash Surrender Value due to an imposition of surrender charges.

Please see the Fee Table to determine how charges vary with rider attachment. The rider must be elected at issue and may not be discontinued.  If You elect the rider, You may not elect the Enhanced Cash Surrender Value Rider.

Although both the Enhanced Cash Surrender Value Rider and the LTA Rider waive surrender charges, they differ in core benefit provided.  The LTA Rider’s core benefit is on the potential asset credit that may be paid in Policy Years 16 and thereafter.  Thus, the Enhanced Cash Surrender Value Rider is for policyowners who may wish to access cash surrender values in the early Policy Years and the LTA Rider is for policyowners who anticipate retaining assets under the Policy over the long term.  In addition, a policyowner should not elect the LTA Rider if his/her focus is more on death benefit protection and there is anticipation of minimally funding the Policy over several years.  In that instance, the Enhanced Cash Surrender Value Rider would be a better rider election.

Supplemental Insurance Rider

This rider provides for additional insurance on the life of the Insured by combining term coverage with the underlying variable universal life (“base policy”) coverage.  The rider charge covers the cost of insurance charges we incur for the insurance coverage provided by this rider.  Those cost of insurance charges are generally lower than the cost of insurance charges that apply to insurance coverage under the base policy, as are our selling costs, including commissions.

By combining coverage under this rider with base policy coverage, You may be able to buy the same amount of death benefit for less premium than if You had purchased an all base policy.  If this rider is combined with base policy coverage, the same amount of premium paid for the combined coverage as for an all base policy will generate faster cash value accumulation within the base policy.  Additional underwriting requirements may be imposed at the time of rider election, which may occur after issue.

For Policies with an Investment Start Date on or after January 26, 2009, and if approved by your state insurance regulator, You may choose to schedule increases in the Supplemental Insurance Rider Face Amount at time of Policy application.  No further evidence of insurability needs to be provided at the time increases are scheduled to go into effect.  Further, no deterioration in the Insured’s health will negatively impact future scheduled increases.  Persons interested in scheduled increases are generally those who are matching their insurance coverage amounts to their income and anticipate annual increases in compensation.  The amounts of scheduled increases and the dates those increases take effect are shown in the Policy Specifications section of the Policy.  You must have elected death benefit option A to have this rider and elect scheduled increases.  If You have elected scheduled increases and change from death benefit option A, further scheduled increases will be cancelled.  If You elect a decrease in the Specified Face Amount or the Supplemental Insurance Rider Face Amount, future scheduled increases will be cancelled.

The No-Lapse Guarantee will apply to this rider for five years and not for the No-Lapse Guarantee Period on the base policy, if longer.  This rider will terminate at the policy anniversary on which the Insured reaches Attained Age 121.  Base policy coverage will continue beyond Attained Age 121 provided there is cash value in the Policy when the Insured reaches Attained Age 121.  If a key objective is application of the No-Lapse Guarantee to insurance coverage under both the base Policy and this rider for a long period of time, supplementing the Policy with this rider may therefore not be appropriate.

The Cost of Insurance rates used to determine the monthly rider charge deduction from the Account Value are based on the length of time the rider has been in force and the Insured's sex (in the case of non-unisex Policies), Issue Age and rating class.  The rates will be determined by us from time to time based on our expectations of future experience with respect to mortality costs, persistency, interest rates, expenses and taxes.  The rates for the rider will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The rates for the rider if the LTA Rider also attaches to the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables blend smoker and nonsmoker mortality and are generally higher than the rates under the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.  The 2001 Commissioners Standard Ordinary Aggregate Mortality Tables permit greater Policy funding without violating the Guideline Premium Test so a policyowner who wishes to heavily fund their Policy, as with the LTA Rider, would prefer application of these Tables.

You may discontinue this rider upon written request to the Company.  If discontinued, the rider charge will cease.

Travel Assistance Endorsement

This endorsement permits Covered Persons to avail themselves of some or all of the following services provided by a third party we designate when the Covered Person is 100 miles or more away from home:

•	Medical Consultation and Evaluation
•	Hospital Admission Guarantee
•	Emergency Evacuation
•	Critical Care Monitoring
•	Medically Supervised Repatriation
•	Prescription Assistance
•	Emergency Message Transmission
•	Emergency Trauma Counseling
•	Transportation to Join Patient
•	Care for Minor Children
•	Legal and Interpreter Referrals
•	Return of Mortal Remains

“Covered Persons” are defined as:

(a)	For a Policy which is not trust-owned, the Insured and their dependents.
(b)	For a Policy which is trust-owned, the Insured and their dependents only if the trustee, in his/her sole and exclusive discretion, elects to make the Covered Services available.

The endorsement automatically attaches to every Policy and is provided at no charge.  Ask your financial adviser for the brochure that provides additional detail about the Endorsement.

Termination of Policy

The Policy will terminate on the earlier of the date we receive (in Good Order) your request to surrender, the expiration date of the Grace Period without payment of premium due or the date of death of the Insured.

Reinstatement

Before the Insured's death, we may reinstate the Policy provided that the Policy has not been surrendered and You-

•	make a request for reinstatement within three years from the date of termination;

•	submit satisfactory evidence of insurability to us; and

•	pay an amount, as determined by us, sufficient to put the Policy in force.

An amount sufficient to put the Policy in force is not less than:

•	the monthly deductions overdue at the end of the grace period; plus

•	any excess of Policy Debt over Cash Value at the end of the grace period; plus

•	three times the monthly cost of insurance charges applicable at the date of reinstatement; plus

•	three times the monthly expense charges applicable at the date of reinstatement.

During the No-Lapse Guarantee Period, an amount sufficient to put the Policy in force is the amount necessary to meet the minimum premium test.  Any Policy Debt at the time the Policy terminated must be repaid at time of reinstatement or carried over to the reinstated Policy.

Deferral of Payment

We will usually pay any amount due from the Variable Account within seven days after the Valuation Date following our receipt of written notice satisfactory to us giving rise to such payment or, in the case of death of the Insured, Due Proof of such death.  Payment is subject to our rights under the Policy's incontestability and suicide provisions. Payment of any amount payable from the Variable Account on death, surrender, partial withdrawal or policy loan may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closing, or trading on the NYSE is otherwise restricted, as determined by the Securities and Exchange Commission;

•	the Securities and Exchange Commission, by order, permits postponement for the protection of policyowners;

•
an emergency exists as determined by the Securities and Exchange Commission, as a result of which disposal of securities is not reasonably practicable, or it is not reasonably practicable to determine the value of the assets of the Variable Account; or

•	mandated by applicable law.

In addition, if, pursuant to SEC rules, the MFS® Money Market Portfolio suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan or death benefit from the Money Market Sub-Account until the Fund is liquidated.

If You have submitted a recent check or draft, we have the right to defer payment of surrenders, partial withdrawals, or death benefit proceeds until such check or draft has been honored,

We may defer payment from the Fixed Account for a period up to six months. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a premium payment and/or block a Policy and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about You or your Account to governmental regulators.

Rights of Owner

While the Insured is alive, unless You have assigned any of these rights, You may:

•	transfer ownership to a new owner;

•	name a contingent owner who will automatically become the owner of the Policy if You die before the Insured;

•	change or revoke a contingent owner;

•	change or revoke a beneficiary;

•	exercise all other rights in the Policy;

•	increase or decrease the Specified Face Amount, subject to the other provisions of the Policy;

•	change the death benefit option, subject to the other provisions of the Policy.

When You transfer your rights to a new owner, You automatically revoke any prior contingent owner designation.  When You want to change or revoke a prior beneficiary designation, You have to specify that action.  You do not affect a prior beneficiary when You merely transfer ownership, or change or revoke a contingent owner designation.

You do not need the consent of a beneficiary or a contingent owner in order to exercise any of your rights.  However, You must give us written notice satisfactory to us of the requested action.  Your request will then, except as otherwise specified herein, be effective as of the date You signed the form, subject to any action taken before we received it.

Every state has unclaimed property laws which generally declare life insurance policies to be abandoned after a period of inactivity of three to five years from the policy’s maturity date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your beneficiary, or your beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which You or your beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your beneficiary steps forward to claim it with the proper documentation.  To prevent such escheatment, it is important that You update your beneficiary designations, including full names and complete addresses, if and as they change.

Rights of Beneficiary

The beneficiary has no rights in the Policy until the death of the Insured.  If a beneficiary is alive at that time, the beneficiary will be entitled to payment of the Policy Proceeds as they become due.

Other Policy Provisions

Addition, Deletion or Substitution of Investments

We may decide to add new Variable Sub-Accounts at any time.  Also, shares of any or all of the Funds may not always be available for purchase by the Variable Account, or we may decide that further investment in any such shares is no longer appropriate.  In either event, shares of other registered open-end investment companies or unit investment trusts may be substituted both for Fund shares already purchased by the Variable Account and/or as the security to be purchased in the future, provided that these substitutions have been approved by the Securities and Exchange Commission, to the extent necessary.  In addition, the investment policies of the Variable Sub-Accounts will not be changed without the approval of the Insurance Commissioner of the State of Delaware.  We also reserve the right to eliminate or combine existing Variable Sub-Accounts or to transfer assets between Variable Sub-Accounts, subject to the approval of the Securities and Exchange Commission. In the event of any substitution or other act described in this paragraph, we will notify You and make any appropriate amendments to the Policy to reflect the substitution.

Entire Contract

Your entire contract with us consists solely of the Policy, including the attached copy of the Policy Application and any attached copies of supplemental applications and any riders and endorsements.

Alteration

Financial advisers do not have any authority to either alter or modify the Policy or to waive any of its provisions.  The only persons with this authority are our president, actuary, secretary or one of our vice presidents.

Modification

Upon notice to You, we may modify the Policy if such a modification-

•	is necessary to make the Policy or the Variable Account comply with any law or regulation issued by a governmental agency to which we are or the Variable Account is subject;

•	is necessary to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws as a life insurance policy;

•	is necessary to reflect a change in the operation of the Variable Account or the Sub-Accounts; or

•	adds, deletes or otherwise changes Variable Sub-Account options.

When required, approval of the Securities and Exchange Commission will be obtained.

We also reserve the right to modify certain provisions of the Policy as stated in those provisions.  In the event of any such modification, we may make appropriate amendments to the Policy to reflect such modification.

Assignments

During the lifetime of the Insured, You may assign all or some of your rights under the Policy.  All assignments must be filed at our Principal Office and must be in written form satisfactory to us.  The assignment will then be effective as of the date You signed the form, subject to any action taken before we acknowledge receipt. We are not responsible for the validity or legal effect of any assignment.

Nonparticipating

The Policy does not pay dividends.  The Policy does not share in our profits or surplus earnings.

Misstatement of Age or Sex (Non-Unisex Policy)

If the age or sex (in the case of a non-unisex Policy) of the Insured is stated incorrectly, the amounts payable by us will be adjusted as follows:

Misstatement discovered at death-The death benefit will be recalculated to that which would be purchased by the most recently charged Monthly Cost of Insurance rate for the correct age or sex (for a non-unisex Policy).

Misstatement discovered prior to death-Your Account Value will be recalculated from the Policy Date using the Monthly Cost of Insurance Rates based on the correct age or sex (for a non-unisex Policy).

Suicide

If the Insured, whether sane or insane, commits suicide within two years after the Policy's Issue Date, we will not pay any part of the Policy Proceeds.  We will refund the premiums paid, less the amount of any Policy Debt and any partial withdrawals.  If the Insured, whether sane or insane, commits suicide within two years after the effective date of an increase in the Specified Face Amount, then our liability as to that increase will be the cost of insurance for that increase.

Incontestability

All statements made in the application or in a supplemental application are representations and not warranties.  We relied and will rely on those statements when approving the issuance, increase in face amount, increase in death benefit over premium paid, change in death benefit option or reinstatement of the Policy.  No statement can be used by us in defense of a claim unless the statement was made in the application or in a supplemental application.  In the absence of fraud, after the Policy has been in force during the lifetime of the Insured for a period of two years from its Issue Date, we cannot contest it except for non-payment of premiums.  However, any increase in the face amount which is effective after the Issue Date will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the effective date of such increase.  Any increase in death benefit over premium paid or increase in death benefit due to a death benefit option change will be incontestable only after such increase has been in force during the lifetime of the Insured for two years from the date of the increase.  Any reinstatement will be incontestable after the reinstated Policy has been in force during the lifetime of the Insured for two years from the effective date of the reinstatement.

Report to Owner

We will send You a report at least once each Policy Year.  The report will show current policy values, premiums paid and deductions made since the last report.  It will also show the balance of any outstanding policy loans and accrued interest on such loans.  There is no charge for this report.  Additionally, confirmations of individual transactions (e.g. premium payments, allocations, transfers) in the Policy will be sent at the time of the transaction.

Federal Income Tax Considerations

The following is a summary of our understanding of current federal income tax laws and is not intended as tax advice.  You should be aware that Congress has the power to enact legislation affecting the tax treatment of life insurance contracts which could be applied retroactively.  New judicial or administrative interpretation of federal income tax law may also affect the tax treatment of life insurance contracts.  The Internal Revenue Code of 1986, as amended (the “Code”), is not in force in the Commonwealth of Puerto Rico but certain residents of Puerto Rico may be subject to the Code’s income tax provisions.  Thus, this summary will apply to their Policies.  For those residents not subject to such Code provisions, (1) some references in this summary will not apply to their Policies and (2) due to IRS Rev. Rul. 2004-75, as amplified by Rev. Rul. 2004-97, we will treat Puerto Rico Policy distributions and withdrawals occurring on and after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting.  Any person contemplating the purchase of a Policy or any transaction involving a Policy should consult a qualified tax adviser.  We do not make any representation or provide any guarantee regarding the federal, state or local tax treatment of any Policy or any transaction involving a Policy.

Our Tax Status

We are taxed as a life insurance company under Subchapter L of the Code.  Although we account for the operations of the Variable Account separately from our other operations for purposes of federal income taxation, the Variable Account currently is not separately taxable as a regulated investment company or other taxable entity.

Taxes we pay, or reserve for, that are attributable to the earnings of the Variable Account could affect the Net Investment Factor, which in turn affects your Account Value.  Under existing federal income tax law, however, the income (consisting primarily of interest, dividends and net capital gains) of the Variable Account, to the extent applied to increase reserves under the Policy, is not taxable to us.  Similarly, no state or local income taxes are currently attributable to the earnings of the Variable Account.  Therefore, we do not take any federal, state or local taxes into account when determining the Net Investment Factor.  We may take taxes into account when determining the Net Investment Factor in future years if, due to a change in law, our tax status or otherwise, such taxes are attributable to the earnings of the Variable Account.

In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets that are treated as company assets under applicable income tax law.  These benefits, which reduce our overall corporate income tax liability, may include dividends received deductions and foreign tax credits which can be material.  We do not pass these benefits through to the Variable Account, principally because:  (i) the great bulk of the benefits results from the dividends received deduction, which involves no reduction in the dollar amount of dividends that the Variable Account receives and (ii) under applicable income tax law, policyowners are not the owners of the assets generating the benefits.

Taxation of Policy Proceeds

Section 7702 of the Code provides certain tests for whether a policy will be treated as a “life insurance contract” for tax purposes.  Provided that the policyowner of the Policy has an insurable interest in the Insured, we believe that the Policy meets these tests, and thus should receive the same federal income tax treatment as a fixed life insurance contract.  As such, the Death Benefit under the Policy will generally be eligible for exclusion from the gross income of the beneficiary under Section 101 of the Code, and the policyowner will not be deemed to be in constructive receipt of the increases in Cash Surrender Values, including additions attributable to interest, dividends, appreciation or gains realized upon transfers among the Sub-Accounts and the Fixed Account, until actual receipt thereof.

However, You may be taxed on all of the accumulated income under the Policy on its maturity date and there can be no assurance that an election to extend the maturity date of the Policy will avoid that result.  In addition, a corporate owner may be subject to alternative minimum tax on the annual increases in Cash Surrender Values and on the portion of the Death Benefit under the Policy that exceeds its Cash Surrender Value.

To qualify as a life insurance contract under Section 7702, the Policy must satisfy certain actuarial requirements.  Section 7702 requires that actuarial calculations be based on mortality charges that meet the “reasonable mortality charge” requirements set forth in the Code, and other charges reasonably expected to be actually paid that are specified in the Policy.  The law relating to reasonableness standards for mortality and other charges is based on statutory language and certain IRS pronouncements that do not address all relevant issues.  Accordingly, although we believe that the mortality and other charges that are used in the calculations (including those used with respect to Policies issued to so-called “sub-standard risks”) meet the applicable requirements, we cannot be certain.  It is possible that future regulations will contain standards that would require us to modify the mortality and other charges used in the calculations, and we reserve the right to make any such modifications.

IRS Notice 2006-95 provides special guidance concerning the “reasonable mortality charge” requirements for certain changes made in 2009 or later to Policies with Investment Start Dates prior to 2009 based on 1980 Commissioners Standard Ordinary (CSO) Mortality Tables.  The Notice provides a safe harbor which would not require such changes to cause a pre-2009 Policy to become subject to the 2001 CSO mortality tables for purposes of Section 7702 of the Code.  If we determine that the safe harbor does not include a particular change, we will not permit You to make such change since to do so could cause your Policy to not qualify as life insurance under Section 7702.  Before requesting a change under a pre-2009 Policy, You should consult with a qualified tax advisor on the potential impact of IRS Notice 2006-95.

For a variable contract like the Policy to qualify as life insurance for federal income tax purposes, it also must comply with the investment diversification rules found in Section 817 of the Code.  We believe that the Variable Account complies with the diversification requirements prescribed by Section 1.817-5 of the Treasury Regulations.  The IRS has stated that satisfaction of the diversification requirements described above by itself does not prevent a contract owner from being treated as the owner of separate account assets under an “owner control” test.  If a contract owner is treated as the owner of separate account assets for tax purposes, the contract owner would be subject to taxation on the income and gains from the separate account assets.  In published revenue rulings through 1982 and then again in 2003, the IRS has stated that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise control over the investment of the assets.  In Rev. Rul. 2003-91, the IRS considered certain variable annuity and variable life insurance contracts and concluded that the owners of the variable contracts would not be considered the owners of the contracts underlying assets for federal income tax purposes.

Rev. Rul. 2003-91 states that the determination of whether the owner of a variable contract possesses sufficient incidents of ownership over the assets underlying the variable contract so as to be deemed the owner of those assets for federal income tax purposes will depend on all the facts and circumstances.  We do not believe that the differences between the Policy and the contracts described in Rev. Rul. 2003-91 with respect to the number of investment choices and the ability to transfer among investment choices should prevent the holding in Rev. Rul. 2003-91 from applying.  Nevertheless, You should consult with a qualified tax adviser on the potential impact of the “owner control” rules of the IRS as they relate to the investment decisions and activities You may undertake with respect to the Policy.

The guidelines in Rev. Rul. 2003-91 do not address the treatment of a policyholder which is, or which is affiliated with, an investment manager.  Any investment manager or affiliate who purchases a Policy assumes the risk that it may be treated as the owner of the investments underlying the Policy under the “owner control” rules because of the investment manager’s control over assets held under the Policy.  However, the diversification rules would permit an investment manager (or its affiliate) to hold a direct investment in an investment option under the Policy in certain limited circumstances.   We do not believe that the application of the “owner control” rules to an investment manager (or its affiliate) should affect You.

In the future, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject.  Accordingly, we reserve the right to modify the Policy as necessary to attempt to prevent You from being considered the owner, for tax purposes, of the underlying assets.  We also reserve the right to notify You if we determine that it is no longer practicable to maintain the Policy in a manner that was designed to prevent You from being considered the owner of the assets of the Variable Account.  You bear the risk that You may be treated as the owner of Variable Account assets and taxed accordingly.

The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a Modified Endowment Contract under Section 7702A of the Code.  Due to the flexibility of the payment of premiums and other rights You have under the Policy, classification of the Policy as a Modified Endowment Contract will depend upon the individual operation of each Policy.  A Policy is a Modified Endowment Contract if the aggregate amount paid under the Policy at any time during the first seven Policy Years exceeds the sum of the net level premiums that would have been paid on or before such time if the Policy provided for paid up future benefits after the payment of seven level annual premiums.  If there is a reduction in benefits during the first seven Policy Years, the foregoing computation is made as if the Policy originally had been issued at the reduced benefit level.  If there is a “material change” to the Policy, the seven year testing period for Modified Endowment Contract status is restarted.  A material change may occur, for example, unless there is an increase in the death benefit due to the payment of an unnecessary premium.  Unnecessary premiums are premiums paid into the Policy that are not needed to provide a death benefit equal to the lowest death benefit payable in the first seven Policy Years. A life insurance contract received in exchange for a Modified Endowment Contract also will be treated as a Modified Endowment Contract.

We have undertaken measures to prevent payment of a premium from inadvertently causing the Policy to become a Modified Endowment Contract.  In general, You should consult a qualified tax adviser before undertaking any transaction involving the Policy to determine whether such a transaction would cause the Policy to become a Modified Endowment Contract.

If a Policy is not a Modified Endowment Contract, cash distributions from the Policy are treated first as a nontaxable return of the owner’s Investment in the Policy (as defined below) and then as a distribution of the income earned under the Policy, which is subject to ordinary income tax.  (An exception to this general rule occurs when a cash distribution is made in connection with certain reductions in the death benefit under the Policy in the first fifteen contract years.  Such a cash distribution is taxed in whole or in part as ordinary income.)  Loans from, or secured by, a Policy that is not a Modified Endowment Contract generally are treated as bona fide indebtedness, and thus are not included in the owner’s gross income.  However, the tax treatment of loans from such a Policy after the tenth Policy Year is uncertain.  You should consult a tax adviser regarding such loans.

If a Policy is a Modified Endowment Contract, distributions from the Policy are treated as ordinary income subject to ordinary income tax up to the amount equal to the excess of the Account Value (which includes unpaid policy loans) immediately before the distribution over the Investment in the Policy (as defined below).  Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are taxed in the same manner as distributions from the Policy.  A 10% additional tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Modified Endowment Contract that is included in income except when the distribution or loan is made on or after the owner attains age 59 ½, is attributable to the policyowner’s becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner’s Beneficiary.  These exceptions are not likely to apply where the Policy is not owned by an individual (or held in trust for an individual).  For purposes of the computations described in this paragraph, all Modified Endowment Contracts issued by us to the same policyowner during any calendar year are treated as one Modified Endowment Contract.  If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two (2) years before it becomes a Modified Endowment Contract may be taxed retroactively as distributions from a Modified Endowment Contract.

There are substantial limits on the deductibility of policy loan interest on a federal income tax return.  You should consult a qualified tax adviser regarding such deductions.

Upon the complete maturity, surrender or lapse of the Policy, the amount by which the sum of the Policy’s Cash Surrender Value and any unpaid Policy Debt exceeds the policyowner’s “Investment in the Policy” (as defined below) is treated as ordinary income subject to tax and, if the Policy is a Modified Endowment Contract, the 10% additional tax discussed above may apply also.  Any loss incurred upon surrender generally is not deductible.  Any corporation that is subject to the alternative minimum tax will also have to make a separate computation of the Investment in the Policy and the gain resulting from the maturity of the Policy, or a surrender or lapse of the Policy for purposes of that tax.

The term “Investment in the Policy” means-

•	the aggregate amount of any premiums or other consideration paid for a Policy, minus

•	the aggregate amount received under the Policy which is excluded from the policyowner’s gross income (other than loan amounts), plus

•	the amount of any loan from, or secured by, the Policy that is a Modified Endowment Contract (as defined above) to the extent that such amount is included in the policyowner’s gross income.

The “Investment in the Policy” is increased by any unpaid Policy Debt on a Policy that is a Modified Endowment Contract in order to prevent double taxation of income.  Since the Policy Debt was treated as a taxable distribution at the time the Policy Debt was incurred, the failure to increase the “Investment in the Policy” by the Policy Debt would cause such amount to be taxed again upon a Policy surrender or lapse.

The amount realized that is taken into account in computing the gain on the complete surrender or lapse of a Policy will include any unpaid Policy Debt on a Policy that is a Modified Endowment Contract even though that amount has already been treated as a taxable distribution.

If a Policy is not a Modified Endowment Contract, then the Investment in the Policy is not affected by the receipt of a loan from, or secured by a Policy, unless the loan is treated as a distribution.

Whether or not the Policy is a Modified Endowment Contract, however, no payment of the principal of, or the interest due under, any loan from or secured by a Policy will affect the amount of the Investment in the Policy.

A policyowner generally will not recognize gain upon the exchange of the Policy for another life insurance policy issued by us or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of policy indebtedness as a result of the exchange.  In no event will the gain recognized exceed the amount by which the Policy’s Account Value (which includes unpaid policy loans) exceeds the policyowner’s Investment in the Policy.

A transfer of the Policy, a change in the policyowner, a change in the beneficiary, certain other changes to the Policy and particular uses of the Policy (including use in a so called “split-dollar” arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax adviser.  For instance, if You transfer the Policy or designate a new policyowner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Insured may in certain circumstances be includible in your taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums and other amounts paid later by the transferee.  Further, in such a case, if the consideration received exceeds your Investment in the Policy, the difference will be taxed to You as ordinary income.

The Code denies the income tax-free treatment of death benefits payable under an employer-owned life insurance contract unless certain notice and consent requirements are met and either (1) certain rules relating to the insured employee’s status are satisfied or (2) certain rules relating to the payment of the amount received under the contract to, or for the benefit of, certain beneficiaries or successors of the insured employee are satisfied.  These rules apply to life insurance contracts owned by corporations (including S corporations), individual sole proprietors, estates and trusts and partnerships that are engaged in a trade or business.  Any business contemplating the purchase of a Policy on the life of an employee should consult with its legal and tax advisers regarding the applicability of these Code provisions to the proposed purchase.

A tax adviser should also be consulted with respect to the Treasury’s split dollar regulations if You have purchased or are considering the purchase of a Policy for a split dollar insurance plan.  Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.  There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.  Federal, as well as state and local, estate, inheritance and other tax consequences of ownership or receipt of Policy Proceeds will depend on your individual circumstances and those of the beneficiary.

Withholding

We will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Owner provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold.  The Owner may credit against his or her federal income tax liability for the year of distribution any amounts that we withhold.

Tax Return Disclosure

We believe that the purchase of a Policy is not currently subject to the income tax return disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4.  However, it is your responsibility, in consultation with your tax and legal counsel and advisers, to make your own determination as to the applicability of the disclosure requirements of Code Section 6011 and Treasury Regulation Section 1.6011-4 to your federal income tax return.

Under Code Section 6111 and Temporary Treasury Regulation Section 301.6111-1T, we are required to register with the IRS any offerings or sales of Policies that are considered tax shelters.  We believe that registration would not be required under current regulations with respect to sales of the offering or sale of a Policy.

We believe that the customer list requirements of Code Section 6112 and Treasury Regulation Section 301.6112-1 are not currently applicable to such offerings and sales.

Tax Shelter Regulations

Prospective Policy owners that are corporations should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

Other Tax Considerations

The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes.  For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law.  The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

Under certain circumstances, the Code may impose a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

For 2014, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,340,000 and 40%, respectively.

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Medicare Tax on Investment Income

Beginning in 2013, the newly enacted 3.8% Medicare tax on investment income applies to individuals whose income exceeds certain threshold amounts. You should consult a tax adviser about the impact of this new tax on distributions from the Policy.

Loan Lapse Protection Rider

This Policy may be purchased with the intention of accumulating cash value on a tax-free basis for some period (for example, until retirement) and then periodically borrowing from the Policy, relying on the Loan Lapse Protection Rider to keep the Policy from lapsing.  The aim of this strategy is to continue borrowing from the Policy until its cash value is just enough to pay off the Policy loans that have been taken out.  Anyone contemplating taking advantage of this strategy should be aware that it involves several risks.  First, this strategy will fail to achieve its goal if the Policy is a Modified Endowment Contract or becomes a Modified Endowment Contract after the periodic borrowing begins.  Second, this strategy has not been ruled on by the Internal Revenue Service or the courts and it may be subject to challenge by the IRS, because it is possible that loans under this Policy will be treated as taxable distributions.  Finally, there is a significant risk that poor investment performance, together with ongoing deductions for insurance charges, will lead to a substantial decline in the Policy’s cash value that could result in the Policy being treated for tax purposes as having lapsed.  In that event, assuming Policy loans have not already been subject to tax as distributions, a significant tax liability could arise when the lapse is deemed to have occurred.  Anyone considering purchasing the Policy with the Loan Lapse Protection Rider should, before purchasing the Policy, consult a competent tax adviser about the tax risks inherent in exercising the Loan Lapse Protection Rider.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies.  In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence.  Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise.  Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Distribution of Policy

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliate, for the purposes of this section only, collectively, “the Company”) pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's Issue Age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten Target Premiums, 3% of premiums received in excess of ten Target Premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

During 2011, 2012 and 2013, commissions were paid of $2,287,451, $703,170, and $344,644 , respectively and Clarendon did not retain any commissions in connection with the distribution of the Policies.

Voting Rights

We are the legal owner of all shares of the Funds held in the Sub-Accounts of the Variable Account, and as such have the right to vote upon matters that are required by the Investment Company Act of 1940 to be approved or ratified by the shareholders of the Funds and to vote upon any other matters that may be voted upon at a shareholders' meeting.  We will, however, vote shares held in the Sub-Accounts of the Variable Account in accordance with instructions received from policyowners who have an interest in those respective Sub-Accounts. As a result of proportional voting, the instructions of a small number of policyowners could determine the outcome of a proposal subject to shareholder vote.

We will vote shares held in each Variable Sub-Account for which no timely instructions from policyowners are received, together with shares not attributable to a Policy, in the same proportion as those shares in that Variable Sub-Account for which instructions are received.  Should the applicable federal securities laws change so as to permit us to vote shares held in the Variable Account in our own right, we may elect to do so.

The number of shares in each Variable Sub-Account for which a policyowner may give instructions is determined by dividing the portion of the Account Value derived from participation in that Variable Sub-Account, if any, by the value of one share of the corresponding Fund.  We will determine the number as of a date we choose, but not more than 90 days before the shareholders' meeting.  Fractional votes are counted.  Voting instructions will be solicited in writing at least 14 days prior to the shareholders' meeting.

We may, if required by state insurance regulators, disregard voting instructions if those instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Funds, or to approve or disapprove an investment management contract.  In addition, we may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that we reasonably disapprove of those changes in accordance with applicable federal regulations.  If we disregard voting instructions, we will advise You of that action and our reasons for it in our next communication to policyowners.

Other Information

State Regulation

We are subject to the laws of Delaware governing life insurance companies and to regulation by Delaware's Commissioner of Insurance, whose agents periodically conduct an examination of our financial condition and business operations.  We are also subject to the insurance laws and regulations of the jurisdictions in which we are authorized to do business.

We are required to file an annual statement with the insurance regulatory authority of those jurisdictions where we are authorized to do business relating to our business operations and financial condition as of December 31st of the preceding year.

Legal Proceedings

We, like other insurance companies, are involved in lawsuits, including class action lawsuits.  Although the outcome of any litigation cannot be predicted with certainty, we believe that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policies.

Experts

Actuarial matters concerning the Policy have been examined by Philip Johnson, FSA, MAAA, Assistant Vice President.

Registration Statements

This prospectus is part of a registration statement that has been filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the Policy.  It does not contain all of the information set forth in the registration statement and the exhibits filed as part of the registration statement.  You should refer to the registration statement for further information concerning the Variable Account, Sun Life Assurance Company of Canada (U.S.), the mutual fund investment options and the Policy.

Financial Statements

Our Company financial statements, provided in the Statement of Additional Information, should be considered only as bearing on our ability to meet our obligations with respect to the death benefit and our assumption of the mortality and expense risks.  They should not be considered as bearing on the investment performance of the Fund shares held in the Variable Account.  Instructions on how to obtain the Statement of Additional Information are provided on the last page of this prospectus.

Appendix A -
Glossary of Terms

Account Value-The sum of the amounts in each Variable Sub-Account and the Fixed Account with respect to a Policy.  Account Value does not include Policy Debt.  Policy Debt, which includes the amount of loans and interest charged, is not deducted from Account Value.  It is reflected in the amounts received upon surrender or payment of Policy Proceeds.  It is also reflected in the amount of total Account Value that may be borrowed against.

Anniversary-The same day in each succeeding year as the day of the year corresponding to the Policy Date.

Attained Age-The Insured's Issue Age plus the number of completed Policy Years.

Business Day-Any day that we are open for business.

Cash Value-Account Value less any surrender charges.

Cash Surrender Value-The Cash Value decreased by the balance of any outstanding Policy Debt.

Class-The risk and underwriting classification of the Insured.

Due Proof-Such evidence as we may reasonably require in order to establish that a benefit is due and payable.  Generally, evidence will consist of the Insured’s death certificate.

Fixed Account-The portion of the Account Value funded by assets invested in our general account.

Flat Extra-An additional charge imposed if the Insured is a substandard risk.  It is a flat dollar charge per $1000 of Total Net Amount at Risk.

Fund-A mutual fund portfolio in which a Variable Sub-Account invests.

Good Order - An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

Initial Premium-The amount necessary to put the coverage in force.  Generally, this is two Minimum Monthly Premiums. The Initial Premium is shown in the Policy.

Insured-The person on whose life a Policy is issued.

Investment Start Date-The date the first premium is applied, which will be the later of the Issue Date, the Policy Date or the Valuation Date we receive a premium equal to or in excess of the specified Initial Premium.

Issue Age-The Insured's age as of the Insured's birthday nearest the Policy Date.

Issue Date-The date we produce a Policy from our system as specified in the Policy.

Minimum Monthly Premium-The Initial Premium is two Minimum Monthly Premiums.  The Minimum Monthly Premium is determined by the Specified Face Amount, death benefit option election, optional rider election and risk and underwriting classification of the Insured.

Monthly Anniversary Day-The same day in each succeeding month as the day of the month corresponding to the Policy Date.

Monthly Cost of Insurance-A deduction made on a monthly basis for the Specified Face Amount provided by the Policy and for the Waiver of Monthly Deductions rider, Payment of Stipulated Amount rider, Supplemental Insurance rider and Enhanced Cash Surrender Benefit rider.

Monthly Expense Charge-A per Policy deduction made on a monthly basis for administration and other expenses.

Mortality and Expense Risk Charge-The annual rate deducted monthly from the Account Value for the mortality and expense risk we assume by issuing the Policy.

No-Lapse Guarantee Period-The term when the Policy will not terminate if the premiums paid less partial withdrawals less Policy Debt exceed the sum of Minimum Monthly Premiums from the Policy Date to the Valuation Date.  The No-Lapse Guarantee Period is based on the Insured's age.  It may vary in length by state but may not exceed 20 years.

Policy-The form issued by Sun Life Assurance Company of Canada (U.S.) and is a contract between the policyowner and the Company.

Policy Application-The application for a Policy, a copy of which is attached to and incorporated in the Policy.

Policy Date-The date shown in the Policy Specifications from which the Insured’s Issue Age is established and from which Monthly Deductions reduce the Account Value.

Policy Debt-The principal amount of any outstanding loan against the Policy, plus accrued but unpaid interest on such loan.

Policy Month-A Policy Month is a one-month period commencing on the Policy Date or any Monthly Anniversary Day and ending on the next Monthly Anniversary Day.

Policy Net Amount at Risk-The Policy Net Amount at Risk is based on the insurance coverage provided by the base Policy and does not include any insurance coverage provided by rider.

Policy Proceeds-The amount determined in accordance with the terms of the Policy which is payable at the death of the Insured.  This amount is the death benefit, decreased by the amount of any outstanding Policy Debt and any unpaid charges and deductions, and increased by the amounts payable under any supplemental benefits.

Policy Year-A Policy Year is a one-year period commencing on the Policy Date or any Anniversary and ending on the next Anniversary.

Premium Expense Charge-A percentage charge deducted from each premium payment.

Principal Office-Sun Life Assurance Company of Canada (U.S.), 96 Worcester Street, Wellesley Hills, Massachusetts, 02481, or such other address as we may hereafter specify to You by written notice.

Processing Date-The first Valuation Date on or next following a Monthly Anniversary Day.

Rider Net Amount at Risk-The Rider Net Amount at Risk is based on the insurance coverage provided by the Supplemental Insurance Rider.

Specified Face Amount-The amount of life insurance coverage You request as specified in the Policy.

Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, and the Fixed Account.

Target Premium-An amount of premium specified as such in the Policy, used to determine the amount of commissions paid by the Company to the Selling Broker-Dealer.

Total Net Amount at Risk-The Policy Net Amount at Risk plus the Rider Net Amount at Risk.

Unit-A unit of measurement that we use to calculate the value of each Variable Sub-Account.

Unit Value-The value of each Unit of assets in a Variable Sub-Account.

Valuation Date-Any day that the New York Stock Exchange is open for business.  We will determine Unit Values for each Valuation Date as of the close of the New York Stock Exchange on a Valuation Date.

Valuation Period-The period of time from one Valuation Date to the next Valuation Date.

Variable Account-Sun Life of Canada (U.S.) Variable Account I.

Variable Sub-Accounts-Sub-accounts into which the assets of the Variable Account are divided, each of which corresponds to an investment choice available to You.

You-is the owner of the Policy.

Appendix B -
Table of Death Benefit Percentages

Age	Applicable Percentage	Age	Applicable Percentage
20	250%	60	130%
21	250%	61	128%
22	250%	62	126%
23	250%	63	124%
24	250%	64	122%
25	250%	65	120%
26	250%	66	119%
27	250%	67	118%
28	250%	68	117%
29	250%	69	116%
30	250%	70	115%
31	250%	71	113%
32	250%	72	111%
33	250%	73	109%
34	250%	74	107%
35	250%	75	105%
36	250%	76	105%
37	250%	77	105%
38	250%	78	105%
39	250%	79	105%
40	250%	80	105%
41	243%	81	105%
42	236%	82	105%
43	229%	83	105%
44	222%	84	105%
45	215%	85	105%
46	209%	86	105%
47	203%	87	105%
48	197%	88	105%
49	191%	89	105%
50	185%	90	105%
51	178%	91	104%
52	171%	92	103%
53	164%	93	102%
54	157%	94	101%
55	150%	95+	100%
56	146%
57	142%
58	138%
59	134%

Appendix C -
PRIVACY POLICY

Introduction

Protecting your privacy is important to us.  Whether you are an existing customer or considering a relationship with us, we recognize that you have an interest in how we may collect, use and share information about you.

We understand and appreciate the trust and confidence you place in us, and we take seriously our obligation to maintain the confidentiality and security of your personal information.

We invite you to review this Privacy Policy which outlines how we use and protect that information.

Collection of Nonpublic Personal Information by the Company

Collecting personal information from you is essential to our ability to offer you high-quality investment, retirement and insurance products.  When you apply for a product or service from us, we need to obtain information from you to determine whether we can provide it to you.  As part of that process, we may collect information about you, known as nonpublic personal information, from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, social security number and date of birth;

•	Information about your transactions with us, our affiliates or others, such as other life insurance policies or annuities that you may own; and

•	Information we receive from a consumer reporting agency, such as a credit report.

Limited Use and Sharing of Nonpublic Personal Information by the Company

We use the nonpublic personal information we collect to help us provide the products and services you have requested and to maintain and service your accounts.  Once we obtain nonpublic personal information from you, we do not disclose it to any third party except as permitted or required by law.

We may share your nonpublic personal information within Delaware Life to help us develop innovative financial products and services and to allow our member companies to inform you about them.  The Delaware Life group of companies provides a wide variety of financial products and services including individual life insurance, and individual fixed and variable annuities.

We also may disclose your nonpublic personal information to companies that help in conducting our business or perform services on our behalf, or to other financial institutions with which we have joint marketing agreements.  The Company is highly selective in choosing these companies, and we require them to comply with strict standards regarding the security and confidentiality of our customers’ nonpublic personal information.  These companies may use and disclose the information provided to them only for the purpose for which it is provided, as permitted by law.

There also may be times when the Company is required to disclose its customers’ nonpublic personal information, such as when complying with federal, state or local laws, when responding to a subpoena, or when complying with an inquiry by a governmental agency or regulator.

Our Treatment of Information About Former Customers

Our protection of your nonpublic personal information extends beyond the period of your customer relationship with us.  If your customer relationship with us ends, we will not disclose your information to nonaffiliated third parties other than as permitted or required by law.

Security of Your Nonpublic Personal Information

We maintain physical, electronic and procedural safeguards that comply with federal and state regulations to safeguard your nonpublic personal information from unauthorized use or improper access.

Employee Access to Your Nonpublic Personal Information

We restrict access to your nonpublic personal information to those employees who have a business need to know that information in order to provide products or services to you or to maintain your accounts.  Our employees are governed by a strict code of conduct and are required to maintain the confidentiality of customer information.

Questions

If you have questions about our privacy practices and policy please contact the Privacy Officer at Privacy@delawarelife.com.

All concerns will be handled discreetly and confidentially.

The SAI includes additional information about Sun Life of Canada (U.S.) Variable Account I and is incorporated herein by reference.  The SAI and personalized illustrations of death benefits, cash surrender values and cash values are available upon request, at no charge.  You may make inquiries about the Policy, request an SAI and request a personalized illustration by calling 1-800-700-6554.

You can review and copy the complete registration statement (including the SAI) which contains additional information about us, the Policy and the Variable Account at the SEC's Public Reference Room in Washington, D.C.  To find out more about this public service, call the Securities and Exchange Commission at 202-551-8090.  Reports and other information about the Policy and its mutual fund investment options are also available on the SEC's website (www.sec.gov), or you can receive copies of this information, for a duplication fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C.  20549.

Securities Act of 1933 File No. 333-143354
Investment Company Act. File No. 811-09137

PART B

STATEMENT OF ADDITIONAL INFORMATION

SUN PRIME

VARIABLE UNIVERSAL LIFE POLICY

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

May 1, 2014

This Statement of Additional Information (SAI) is not a prospectus but it relates to, and should be read in conjunction with, the Sun Prime Variable Universal Life Insurance prospectus, dated May 1, 2014.  The prospectus is available, at no charge, by writing Sun Life Assurance Company of Canada (U.S.) (“the Company”) at 96 Worcester Street, Wellesley Hills, MA  02481 or calling 1-800-700-6554.

TABLE OF CONTENTS

THE COMPANY AND THE VARIABLE ACCOUNT
CUSTODIAN
EXPERTS
DISTRIBUTION AND UNDERWRITING OF POLICY
THE POLICY
FINANCIAL STATEMENTS OF THE COMPANY
FINANCIAL STATEMENTS OF SEPARATE ACCOUNT I

THE COMPANY AND THE VARIABLE ACCOUNT

The corporate parent of Sun Life Assurance Company of Canada (U.S.) is Delaware Life Holdings, LLC (“Delaware Life”). Delaware Life is a limited liability company organized under the laws of the State of Delaware on December 12, 2012.  Delaware Life is ultimately controlled by Todd L. Boehly and Mark R. Walter. Messrs. Boehly and Walter ultimately control the Company through the following intervening companies: Delaware Life, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, Delaware Life Equity Investors, LLC, DLICM, LLC and DLICT, LLC. The nature of the business of Messrs. Boehly and Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

Sun Life Assurance Company of Canada (U.S) is a stock life insurance company incorporated under the laws of Delaware on January 12, 1970.

Sun Life of Canada (U.S.) Variable Account I was established in accordance with Delaware law on December 1, 1998 and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 (“1940 Act”) as a unit investment trust.

CUSTODIAN

We are the Custodian of the assets of the Variable Account.  We will purchase Fund shares at net asset value in connection with amounts allocated to the Variable Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account and paying charges relative to the Variable Account. The Variable Account will be fully funded at all times for purposes of Federal securities laws.

EXPERTS

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2013 and for the year ended December 31, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company’s quasi reorganization), included in this Statement of Additional Information have been so included in reliance on the report of  PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. Their office is located at 185 Asylum Street, Suite 2400, Hartford, Connecticut 06103.

The financial statements of Sun Life of Canada (U.S.) Variable Account I as of December 31, 2013 and for the year ended December 31, 2013, included in this Statement of Additional Information have been so included in reliance on the report of  PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the “Company”) as of December 31, 2012 and for each of the two years in the period ended December 31, 2012 (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Delaware and includes an emphasis-of-matter paragraph relating to the Company adopting Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 in 2012 and another matter paragraph relating to significant balances and transactions with affiliates), included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. Their office is located at 200 Berkeley Street, Boston, Massachusetts 02116.

The financial statements of Sun Life of Canada (U.S.) Variable Account I, as of December 31, 2012 and for the year ended December 31, 2012, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

DISTRIBUTION AND UNDERWRITING OF THE POLICY

The Policy is offered on a continuous basis.  The Policy is sold by licensed insurance agents (“Selling Agents”) in those states where the Policy may be lawfully sold.  Such Selling Agents will be registered representatives of affiliated and unaffiliated broker-dealer firms (“Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and our general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 96 Worcester Street, Wellesley Hills, Massachusetts 02481.  Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.

The Company (or its affiliates, for the purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Policy.  The Selling Agents who solicit sales of the Policy typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent.  This compensation is not paid directly by the Policy Owner or the Variable Account.  The Company intends to recoup this compensation through fees and charges imposed under the Policy, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 105% of the first Target Premium.  Target Premium varies based on the Insured's age, sex and rating class.  Commissions will not exceed 30% of the second Target Premium received and 7.5% of Target Premiums three through ten.  Commissions will not exceed 3% on premiums received in excess of ten Target Premiums.  Commissions will not exceed 2% on any premiums received in Policy Years 11 and thereafter.

If an LTA Rider is attached to the Policy, commissions will not exceed more than 95% of the first Target Premium.  Commissions will not exceed 10% of Target Premiums two through five, 5% of Target Premiums six through eight, 1% of Target Premiums nine and ten, 3% of premiums received in excess of ten Target Premiums and 1% of premium received in Policy Years 11 and thereafter.

If an Enhanced Cash Surrender Value Rider is attached to the Policy, commissions will not exceed 20% of premiums received up to ten target premiums, 3% of premiums received in excess of ten target premiums and 2% of any premium received in Policy Years 11 and thereafter.

The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries, including, in some cases, payments to affiliates of the Company such as Sun Life Financial Distributors, Inc., in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers.  This compensation may be significant and may be based on a percentage of premium, a percentage of Account Value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments (in certain circumstances referred to as “override” compensation) or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support.  These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level of and type of marketing and distribution support provided.  Marketing and distribution support services may include, among other services, placement of the Company's products on the Selling Broker-Dealer's preferred or recommended list, access to the Selling Broker-Dealer's registered representatives for purposes of promoting sales of the Company's products, assistance in training and education for the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealers actual or expected aggregate sales of our variable policies (including the Policy) or assets held within those policies and/or may be a fixed dollar amount.  Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent.  The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Policies over other variable life policies (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation.  You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Policies.

In addition to selling our variable policies (including the Policy), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company.  Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Policies or other variable policies issued by the Company or its affiliates.  The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate.  The operation of an individual policy is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Selling Broker-Dealer may receive numerous forms of payments that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Policies by Selling Broker-Dealers and their registered representatives.  Such payments may be significantly greater or less in connection with the Policies than in connection with other products offered and sold by the Company or by others.  Accordingly, the payments described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Policy to You instead of (or more favorably than) another product or products that might be preferable to You.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of the Policy.

Total commissions paid by the Variable Account to, but not retained by, Clarendon during 2011, 2012 and 2013, were approximately $7,802,022, $2,070,990, and $1,155,203, respectively.

THE POLICY

To apply for a Policy, you must submit an application to our Principal Office.  We will then follow underwriting procedures designed to determine the insurability of the proposed Insured.  We offer the Policy on a regular (or medical) underwriting and simplified underwriting basis.  We may require medical examinations and further information before the proposed application is approved.  Simplified underwriting is available to certain groups of insureds, with all Insureds meeting certain other underwriting requirements.  We must pre-approve any simplified underwriting arrangements.  Proposed Insureds must be acceptable risks based on our underwriting limits and standards.  A Policy cannot be issued until the underwriting process has been completed to our satisfaction.  We reserve the right to reject an application that does not meet our underwriting requirements or to increase by no more than 500% the cost of insurance charges applicable to an Insured to cover the cost of the increased mortality risk borne by the Company.

The rates for the Policy will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables.   The rates for the Policy if the Long Term Accumulation Rider is attached will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates based on the 2001 Commissioners Standard Ordinary Aggregate Mortality Tables.

Premium Expense Charge.   We will deduct a charge from each premium payment upon receipt.  Three and one-quarter percent of the charge is used to pay federal, state and local tax obligations and does not vary by state. The remainder of the Premium Expense Charge is a sales load used for agent compensation and other at issue costs.  If the Long Term Accumulation Rider is not attached to the Policy, the current Premium Expense Charge is 6.50% in all Policy Years and will not exceed 8.25%.  If the Long Term Accumulation Rider is attached to the Policy, the Premium Expense Charge is currently 15.00% in all Policy Years and is guaranteed not to exceed 15.00% in any Policy Year.

Increase in Face Amount.  After the first policy anniversary, you may request an increase in the Specified Face Amount.  You must provide satisfactory evidence of the Insured's insurability.  Once requested, an increase will become effective at the next policy anniversary following our approval of your request.  The Policy does not allow for an increase if the Insured's Attained Age is greater than 80 on the effective date of the increase.

If there are increases in the Specified Face Amount other than increases caused by changes in the death benefit option, the cost of insurance charge and monthly expense charge is determined separately for the initial Specified Face Amount and each increase in the Specified Face Amount.  The cost of insurance charges and monthly expense charges applicable to an increase in Specified Face Amount may be higher or lower than those charged on the original sums if the Insured’s health has changed to a degree that qualifies the Insured for a different risk classification.  In calculating the net amount at risk, your Account Value will first be allocated to the initial death benefit and then to each increase in the Specified Face Amount in the order in which the increases were made.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Sun Life Assurance Company of Canada (U.S.) are included in this Statement of Additional Information.  The statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) will be provided as relevant to its ability to meet its financial obligations under the Policies and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

Independent Auditor’s Report

To the Board of Directors and Stockholders of
   Sun Life Assurance Company of Canada (U.S.)

We have audited the accompanying statutory financial statements of Sun Life Assurance Company of Canada (U.S.), which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2013 and the related statutory statements of operations,  of changes in capital stock and surplus, and of cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance.  Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements.  The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.  Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013, or the results of its operations or its cash flows for the year then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2013, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

Emphasis of Matter

As described in Note 15, the Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization in the current year.  Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford CT

INDEPENDENT AUDITORS' REPORT
To the Board of Directors of
Sun Life Assurance Company of Canada (U.S.)
1 Sun Life Executive Park
Wellesley, Massachusetts 02481

We have audited the accompanying statutory-basis financial statements of Sun Life Assurance Company of Canada (U.S.) (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital stock and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital stock and surplus, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management’s Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 of the statutory-basis financial statements, the statutory-basis financial statements are prepared by Sun Life Assurance Company of Canada (U.S) using accounting practices prescribed or permitted by the Insurance Department of the State of Delaware, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Delaware.

The effects on the statutory-basis financial statements of the variances between the regulatory basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Regulatory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital stock and surplus of Sun Life Assurance Company of Canada (U.S.) as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Delaware as described in Note 1 to the statutory-basis financial statements.

Emphasis-of-Matter

As discussed in Note 1 to the statutory-basis financial statements, in 2012, the Company adopted Statement of Statutory Accounting Principle (“SSAP”) No. 101 Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10.

Other Matter

As discussed in Note 2 to the statutory-basis financial statements, the accompanying statutory-basis financial statements reflect significant balances and transactions with affiliates. The Company’s admitted assets, liabilities, and capital stock and surplus and results of its operations and cash flows may have been different if these balances and transactions had been with unrelated parties.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of admitted assets, liabilities and capital stock and surplus
AS OF DECEMBER 31, 2013 and 2012 (in thousands except share and per share data)

ADMITTED ASSETS	2013	2012	LIABILITIES, CAPITAL STOCK AND SURPLUS	2013	2012
GENERAL ACCOUNT ASSETS:			GENERAL ACCOUNT LIABILITIES:
Debt securities	$ 4,759,852	$ 7,308,199	Aggregate reserve for life contracts	$ 6,682,361	$ 6,750,774
Preferred stocks	23,150	23,000	Liability for deposit-type contracts	184,482	1,128,331
Common stocks	401,403	414,206	Contract claims	32,048	19,805
Mortgage loans on real estate	748,309	814,612	Other amounts payable on reinsurance	3,754	789
Properties held for the production of income	60,239	100,798	Interest maintenance reserve	-	64,711
Properties held for sale	39,319	93,033	Commissions to agents due or accrued	8,413	7,949
Cash, cash equivalents and short-term investments	1,440,125	341,431	General expenses due or accrued	57,097	20,733
Contract loans	537,058	564,071	Transfers from Separate Accounts due or accrued	(825,956)	(861,565)
Derivatives	174,613	312,424	Taxes, licenses and fees due or accrued	1,997	11,545
Other invested assets	192,397	121,773	Unearned investment income	13	114
Receivable for securities	46,716	3,382	Amounts withheld or retained by the Company	1,198	722
Investment income due and accrued	71,544	100,290	Remittances and items not allocated	1,289	1,581
Amounts recoverable from reinsurers	30,901	34,077	Borrowed money and accrued interest thereon	-	100,002
Current federal and foreign income tax recoverable	19,238	36,749	Asset valuation reserve	68,961	47,141
Net deferred tax asset	184,237	161,198	Payable for securities	438,039	1,030
Receivables from parent, subsidiaries and affiliates	570	70,954	Reinsurance in unauthorized companies	16	14
Other assets	34,789	12,588	Funds held under reinsurance treaties with unauthorized reinsurers	252,457	285,222
			Funds held under coinsurance	-	1,374,125
			Derivatives	321,947	182,053
			Other liabilities	97,376	142,310
Total general account assets	8,764,460	10,512,785	Total general account liabilities	7,325,492	9,277,386
SEPARATE ACCOUNT ASSETS	30,514,738	31,948,727	SEPARATE ACCOUNT LIABLITIES	30,543,286	31,948,272
			Total liabilities	37,868,778	41,225,658

			CAPITAL STOCK AND SURPLUS:
			Common capital stock, $1,000 par value - 10,000 shares
			authorized; 6,437 shares issued and outstanding	6,437	6,437
			Surplus notes	565,000	565,000
			Gross paid in and contributed surplus	653,698	2,588,377
			Unassigned funds	185,285	(1,923,960)
			Total surplus	1,403,983	1,229,417
			Total capital stock and surplus	1,410,420	1,235,854

TOTAL ADMITTED ASSETS	$39,279,198	$42,461,512	TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$39,279,198	$42,461,512
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of operations
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
INCOME:
Premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219
Considerations for supplementary contracts with life contingencies	23,283	18,123	11,474
Net investment (loss) income	(318,661)	613	605,357
Amortization of interest maintenance reserve	19,884	13,396	15,205
Commissions and expense allowances on reinsurance ceded	5,402	(557)	1,789
Reserve adjustments on reinsurance ceded	(141)	170	3,115
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	541,274	539,845	524,948
Other income	118,236	134,495	129,179
Total Income	1,948,652	1,122,000	4,521,286
BENEFITS AND EXPENSES:
Death benefits	119,471	35,535	29,376
Annuity benefits	714,186	756,487	765,760
Surrender benefits and withdrawals for life contracts	2,996,819	2,781,813	2,713,462
Interest and adjustments on contracts or deposit-type contract funds	(26,269)	(5,342)	2,747
Payments on supplementary contracts with life contingencies	14,146	11,929	12,561
(Decrease) increase in aggregate reserves for life and accident and health policies and contracts	(68,412)	(550,180)	380,852
Total Benefits	3,749,941	3,030,242	3,904,758
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	105,117	109,722	272,446
Commissions and expense allowances on reinsurance assumed	132	131	132
General insurance expenses	191,813	152,556	207,334
Insurance taxes, licenses and fees, excluding federal income taxes	5,658	10,032	16,522
Net transfers (from) to Separate Accounts, net of reinsurance	(2,657,842)	(2,215,192)	463,339
Other deductions	67,601	76,306	80,010
Total Benefits and Expenses	1,462,420	1,163,797	4,944,541

Net income (loss) from operations before federal income tax benefit and net realized capital gains (losses)	486,232	(41,797)	(423,255)
Federal income tax benefit, excluding tax on capital gains (losses)	(84,275)	(84,977)	(37,926)
Net income (loss) from operations after federal income taxes and before net realized capital gains (losses)	570,507	43,180	(385,329)
Net realized capital gains (losses) less capital gains tax and transfers to the interest maintenance reserve	112,373	(443,936)	(131,722)
NET INCOME (LOSS)	$ 682,880	$ (400,756)	$ (517,051)
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTS of changes in capital stock and surplus
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (in thousands)

	2013	2012	2011
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$ 1,235,854	$ 1,315,271	$ 1,879,856
Net income (loss)	682,880	(400,756)	(517,051)
Change in net unrealized capital (losses) gains, net of deferred income tax	(232,924)	158,563	230,011
Change in net unrealized foreign exchange capital (losses) gains	(4,954)	3,872	(5,354)
Change in net deferred income tax	(202,295)	(287,767)	169,379
Change in non-admitted assets	64,940	355,645	(40,194)
Change in liability for reinsurance in unauthorized companies	(2)	(7)	(8)
Change in asset valuation reserve	(21,820)	141,040	(106,042)
Changes in Separate Accounts surplus	(29,004)	54	(13)
Cumulative effect of changes in accounting principles (Note 1)	-	21,800	-
Decrease in surplus paid in	(82,794)	-	-
Dividends to stockholders	-	-	(300,000)
Stock option excess tax benefit	539	(184)	982
Increase in unassigned surplus - quasi reorganization	1,851,883	-	-
Decrease in gross paid in and contributed surplus - quasi reorganization	(1,851,883)	-	-
Surplus change from SSAP 10R	-	(71,677)	3,705
CAPITAL STOCK AND SURPLUS, END OF YEAR	$ 1,410,420	$ 1,235,854	$ 1,315,271
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

(A Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

STATUTORY STATEMENTs OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 and 2011 (IN THOUSANDS)

	2013	2012	2011
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$ 1,582,658	$ 428,308	$ 3,261,075
Net investment income	408,807	492,927	508,625
Federal and foreign income taxes received	73,478	56,336	30,269
Miscellaneous income	671,892	707,003	671,323
Total receipts	2,736,835	1,684,574	4,471,292
Benefits and loss related payments	3,806,068	3,768,957	3,632,429
Net transfers (from) to Separate Accounts	(2,693,451)	(2,307,128)	528,821
Commissions, expenses paid and aggregate write-ins for deductions	388,367	277,329	497,711
Total payments	1,500,984	1,739,158	4,658,961
Net cash from operations	1,235,851	(54,584)	(187,669)
CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received	5,056,787	2,404,110	3,278,741
Cost of investments acquired	(2,719,801)	(2,642,421)	(1,865,311)
Net increase in contract loans and premium notes	27,009	18,509	6,378
Net cash from investments	2,363,995	(219,802)	1,419,808
CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Capital and paid in surplus, less treasury stock	(82,796)	-	-
Borrowed funds	(100,002)	(18,003)	(99,998)
Net deposits on deposit-type contracts and other liabilities	(943,849)	(64,737)	(1,298,514)
Dividends to stockholders	-	-	(300,000)
Other cash provided (used)	(1,374,505)	(48,603)	6,567
Net cash from financing and miscellaneous sources	(2,501,152)	(131,343)	(1,691,945)
Net change in cash, cash equivalents, and short-term investments	1,098,694	(405,729)	(459,806)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	341,431	747,160	1,206,966
End of year	$ 1,440,125	$ 341,431	$ 747,160
SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES
	2013	2012	2011
Exchanges of debt securities	$ 82,024	$ 18,951	$ 49,042
Transfer of mortgages to other invested assets	11,816	41,120	23,400
Transfer of mortgages out of other invested assets	54,474	-	-
Transfer of real estate to other invested assets	11,637	-	-
Distribution of previously wholly-owned subsidiary to Former Parent	70,700	-	-
Quasi-reorganization	1,851,883	-	-
Premium related to SPWL recapture	1,331,908	-	-
Transfer of bonds to preferred stock	-	-	16,000
Transfer of other invested assets to real estate	-	-	28,921
See notes to statutory financial statements.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Sun Life Assurance Company of Canada (U.S.) (the “Company”) is a stock life insurance company incorporated under the laws of Delaware.  The Company is a direct wholly-owned subsidiary of Delaware Life Holdings, LLC (the “Parent”), a Delaware limited liability company.  Prior to August 2, 2013, the Company was a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. (the “Former Parent”) and an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc. (“SLC - U.S. Ops Holdings”).  SLC – U.S. Ops Holdings is an indirect wholly-owned subsidiary of Sun Life Financial Inc. (“SLF”), a reporting company under the Securities Exchange Act of 1934.  On December 17, 2012, SLF announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to the Parent including all of the issued and outstanding shares of the Company (the “Sale Transaction”).  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.  In connection with the Sale Transaction and after receiving necessary regulatory approvals, certain transactions were executed prior to close.  (Refer to Note 2 for additional information.)

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands.  In addition, the Company’s wholly-owned subsidiary, Sun Life Insurance and Annuity Company of New York (“SLNY”), is authorized to transact business in the State of New York and Rhode Island.  The business of the Company and its subsidiaries includes a variety of wealth accumulation products, protection products and institutional investment contracts.  These products included individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, group life, group disability, dental and stop loss insurance and funding agreements.

In the normal course of business, the Company and its wholly-owned subsidiary, SLNY, reinsure portions of their individual life insurance, annuity, group life insurance, group disability income and stop loss exposure with both affiliated and unaffiliated companies using traditional indemnity reinsurance agreements.

During the first quarter of 2012, the Company and SLNY received all necessary insurance regulatory approvals to amend the fixed investment option period in their combination fixed and variable annuity contracts and other contracts to remove any negative market value adjustment (“MVA”) that can decrease the amount of the withdrawal proceeds.  (Refer to Note 12 for additional information concerning MVA contracts.)  The Company and SLNY filed amendments to the associated registration statements to include the contract amendments and to remove from registration any fixed investment options that remained unsold. The U.S. Securities and Exchange Commission (the “SEC”) declared the associated amended registration statements effective on March 22, 2012.  As a result of the foregoing, the fixed investment option period in the contracts is no longer considered a “security” under the Securities Act of 1933, and the Company subsequently filed Form 15 on March 23, 2012 to provide notice of suspension of its duty to file reports under Section 15(d) of the Securities Exchange Act of 1934.  No other changes were made to the contracts, and all other terms and conditions of the contracts remain unchanged.  The contract amendments described above did not have a material impact on the Company’s financial position.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

On December 12, 2011, SLF announced the completion of a major strategic review of its businesses.  As a result of this strategic review, SLF announced that it would close its domestic U.S. variable annuity and individual life products to new sales effective December 30, 2011.  The Company, therefore, closed its variable annuity and individual life products to new sales effective December 30, 2011 and its corporate-owned life insurance was closed to new sales effective January 31, 2012, with certain limited exceptions.

The Company, through its subsidiary, SLNY, continued to offer group life, disability, dental and stop loss insurance.  Effective July 31, 2013, SLNY ceded 100% of its net group life, disability, dental and stop-loss insurance to an affiliate of SLF.

On September 27, 2013, following completion of the Sale Transaction, the Company’s Board of Directors authorized the Company to issue funding agreements, fixed annuities, variable annuities, single premium life insurance and private placement products on a fixed and variable basis and to utilize its existing Separate Accounts in connection therewith.  On November 4, 2013, the Company began writing new annuity business with the launch of a fixed annuity.

BASIS OF PRESENTATION

The accompanying statutory financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”).  The Department recognizes only statutory accounting principles prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the Delaware Insurance Law.  The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted principles by the State of Delaware.  As of December 31, 2009 and until December 31, 2012, the Company had received a permitted practice from the Insurance Commissioner of the State of Delaware (the “Commissioner”) related to Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP No. 97”), specifically paragraph 8.b.i to record the unaudited statutory equity of the Company’s previously wholly-owned subsidiary, Independence Life and Annuity Company (“ILAC”), as an admitted asset.  ILAC was not required to prepare audited financial statements under regulations adopted in its respective states of domicile, Delaware and Rhode Island, for the years ended 2012 and 2011, respectively.  Effective December 10, 2012, after receiving regulatory approval, ILAC redomesticated from the State of Rhode Island to the State of Delaware. The Company would not have triggered a regulatory event if the permitted practice had not been used.  During the first quarter of 2013, the Company distributed all of the issued and outstanding shares of ILAC to the Former Parent.  (Refer to Note 2 for additional information concerning the Company’s change of control on August 2, 2013, effective August 1, 2013.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
CONTINUED)

A reconciliation of the Company’s capital and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware is shown below.  There is no difference in the Company’s net income (loss) between NAIC SSAP and practices prescribed and permitted by the State of Delaware.

(In Thousands)	State of Domicile	2013	2012	2011
SURPLUS
Company state basis	Delaware	$1,410,420	$1,235,854	$1,315,271
State Permitted Practice that increase
NAIC SAP: unaudited subsidiary	Delaware	-	64,186	61,818
NAIC SAP		$1,410,420	$1,171,668	$1,253,453

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”).  The more significant differences that affect the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated.  Investments in domestic life insurance subsidiaries, as defined by SSAP No. 97 are carried at their audited net statutory equity value.  The changes in value are recorded directly to surplus.  Non-public, non-insurance subsidiaries and controlled partnerships are carried at audited GAAP equity value.  Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserve and statutory non-admitted assets. Deferred policy acquisition costs do create a temporary tax difference as disclosed in Note 14.  An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP.  Methods for calculating real estate investment valuation allowances differ under statutory accounting principles and GAAP.  Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP.  There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. The MVA contracts are classified within the General Account under GAAP, but are classified within the Separate Account under statutory accounting principles.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
(CONTINUED)

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at aggregate fair value.  Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income.  Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes; however, the Company does not currently believe that the cost of employing hedge accounting is cost justified.  As a result, derivatives are carried at market value on both a U.S. GAAP and NAIC basis.  Unrealized gains and losses on derivatives are recognized in income for U.S. GAAP purposes and flow through surplus on an NAIC basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities.  It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates.  The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and contracts, deferred income taxes, provision for income taxes and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERRORS

The Company did not have any correction of errors during 2013 or 2012.  Adjustments were recorded during 2011 to correct the Company’s prior year contract loan balances which were overstated due to inaccurate interest rates on certain loan balances related to single premium whole life (“SPWL”) policies. The adjustments were as follows: a decrease to Contract loans of $107.2 million, an increase to Amounts recoverable from reinsurers of $3.0 million, an increase to Other liabilities of $2.3 million, and a decrease to Funds held under coinsurance of $106.5 million. These adjustments did not have an impact on the Company’s surplus or net income for the period the adjustment was made or prior periods due to the 100% funds-withheld reinsurance agreement with the Company’s former affiliate, Sun Life Assurance Company of Canada (“SLOC”), including its United States Branch (the “U.S. Branch”).

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the current year financial statement presentation.

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities and mortgage loans.  These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation.  The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-based financial statements:

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS

Cash, cash equivalents and short-term investments are highly liquid securities.  The Company’s cash equivalents primarily include cash, commercial paper and money market investments which have an original term to maturity of less than three months.  Short-term investments include debt instruments with a term to maturity exceeding three months, but less than one year on the date of acquisition.  Cash equivalents and short-term investments are stated at amortized cost, which approximates fair value.

INVESTMENTS

Debt Securities

Investments in debt securities including bonds, mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method.  Where the NAIC rating has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value.  Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively.  As part of this process, a third-party vendor for each security type was appointed by the NAIC to develop a revised NAIC rating methodology.  The ratings for these residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) were determined by comparing the insurer’s carrying value divided by remaining par value to price ranges provided by the third-party vendors corresponding to each NAIC designation.  Comparisons were initially made to the model based on amortized cost.  Where the resulting rating was a NAIC 6 per the model, further comparison based on fair value was required which, in some cases, resulted in a higher final NAIC rating.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised (“SSAP No. 43R”), was modified in 2011 to include within the category of ABS certain debt securities that were previously classified by the Company as issuer obligations.  The types of securities reclassified under the revised definition included certain equipment trust certificates, guaranteed contracts, secured leases and secured contracts.  Note that certain types of ABS and MBS securities do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations.  Interest income on bonds, MBS, and ABS is recognized when earned based upon estimated principal repayments, if applicable.  For debt securities subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition.  If the collection of all contractual cash flows is not probable, an OTTI may be indicated.  The process of analyzing securities for an OTTI adjustment is further described in Note 3.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preferred Stocks, Common Stocks and Other Equity Investments

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost.  Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value.  Common stocks are stated at fair value except investments in subsidiaries.  The latter are carried based on the underlying statutory equity of the subsidiary.  The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97 with the exception of the prior permitted practice granted by the Commissioner discussed previously.  The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies (“SSAP No. 48”), and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments (“SSAP No. 93”).  Audited financial statements are received on an annual basis.  OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses.  Mortgage loans acquired at a premium or discount are stated at amortized cost using the effective interest rate method, net of provisions for estimated losses.  Purchases and sales of mortgage loans are recognized or derecognized in the Company’s balance sheet on the loan’s trade date, which is the date that the Company commits to purchase or sell the loan.  Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statement of Operations using the effective interest rate method.  Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s value at the time that the original loan is made.  The Company regularly assesses the value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

The allowance for credit losses are estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan.  The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing these loans individually.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  While management believes that it uses the best information available to establish the loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method.  Interest income is not

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

recognized on impaired mortgage loans and these mortgage loans are placed on non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income.  The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus.  Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income.  However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market rates, then the mortgage is reclassified as restructured.

If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure.  Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Real Estate

Real estate includes properties held for investment and properties held for sale. Real estate held for investment is stated at depreciated cost using the straight-line method net of encumbrances.  Properties held for sale are carried at the lower of depreciated cost or fair value less encumbrances and disposition costs.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance.  Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus.  The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management policy, the Company uses interest rate swaps, over the counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps and swaptions.  Swaps purchased are stated at fair value and changes in fair value are recorded through unrealized gains/losses within surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company utilized interest rate swaps to hedge interest rate risk arising from the variability of cash flows due to certain variable rate funding agreements.  These swaps were designated as cash flow hedges.  Interest rate swaps that qualify for hedge accounting treatment were recognized in a manner consistent with the hedged item, at amortized cost.  At the date of designation, the fair value of the associated interest rate swap which had previously been recorded as an unrealized loss to surplus is fixed with subsequent amortization into income through the related policy’s maturity date.  In the event a swap is not proven highly effective, it is stated at fair value and then changes in fair value are recorded through unrealized gains/losses within surplus. These swaps were used to hedge the Medium Term Note program which matured in October, 2013.

The Company utilizes OTC put options and exchange traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company's variable annuities.  These options are stated at fair value.  Changes in fair value for options purchased on January 1, 2003 and after are recorded in unrealized gains/losses within surplus.  The Company also purchases OTC and listed call options and exchange traded futures on the S&P 500 Index and other indices to economically hedge its obligation under certain fixed indexed annuity contracts.  The interest credited on these 1, 3, 5, 7 and 10 year term products are based on the changes in the S&P 500 Index.

The Company uses currency swaps to hedge against the risk of fluctuations in foreign currency exchange rates.  Currency swaps are marked to market.  Changes in fair value are recorded as unrealized gains/losses within surplus.  Swaptions are utilized by the Company to hedge exposure to interest rate risk.  At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset.  At expiration, swaptions either cash settle for value, settle into an interest rate swap or expire worthless.  Swaptions are marked to market and changes in fair value are recorded in unrealized gains/losses within surplus.  Credit valuation adjustments (“CVAs”) are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses credit default swap (“CDS”) spreads as a key input in determining an implied level of expected loss over the total life of the derivative contract.  Where no observable CDS spreads are available, the counterparty’s or the Company’s credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly available information.  The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.  CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.

POLICY AND CONTRACT RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported.  The amounts reported are based upon historical experience, adjusted for trends and current circumstances.  Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses.  Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP No. 101”).  Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse.  The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date.  Valuation allowances on DTAs are estimated based on the Company’s assessment of the realizability of such amounts.  Refer to Note 14 of the Company’s financial statements for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life premiums are recognized as income over the premium paying period of the related policies.  Annuity considerations are recognized as revenue when received.  Expenses, such as commissions and other costs applicable to the acquisition of new business are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in the variable Separate Accounts include individual and group life and annuity contracts.

The Company has also established non-unitized separate accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets of the non-unitized Separate Accounts are not legally insulated and can be used to satisfy claims resulting from the general account.  (See Note 12 for additional information.)

Net investment income, capital gains and losses, and changes in mutual fund asset values on the variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company.  Assets held in the variable Separate Accounts are carried at fair value. The investment risk of such securities is retained by the contractholder.  The Company earns separate account fees for providing administrative services and bearing the mortality risks related to contracts for which funds are invested in variable Separate Accounts.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:
•	The fees that the Company receives, which are assessed periodically and recognized as revenue when assessed.

•
The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statement of Operations.

•
Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•
The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2013, the NAIC adopted SSAP No. 104 Share-Based Payments (“SSAP No. 104”).  SSAP No. 104 provides statutory accounting principles for transactions in which an entity exchanges its equity instruments with employees in share-based payment transactions and adopts, with modification, GAAP guidance for stock options and stock purchase plans within GAAP Accounting Standards Codification Topic 718.  The adoption of the statement did not have a significant impact on the financial statements of the Company.

Effective January 1, 2013, the NAIC adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP No. 103”).  SSAP No. 103 replaces SSAP No. 91R of the same name and establishes new conditions for when a transferred financial asset is accounted for as a sale in addition to removing the concept of a qualifying special-purpose entity. The adoption of the standard did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Effective January 1, 2012, the NAIC adopted SSAP No. 101.  Under SSAP No. 101, DTAs are admitted based on a realization threshold limitation table.  The Company recorded the following changes in surplus as of January 1, 2012 a result of the adoption:

(In Thousands)
Reclassification of SSAP No. 10R write-in within surplus	$ 71,677
Change in non-admitted DTA as a result of adoption	(49,877)
Cumulative effect of change in accounting principle	$ 21,800

Prior to the adoption of SSAP No. 101, the Company accounted for income taxes under SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (“SSAP No. 10R”), which provided for a three-year reversal period and 15% of adjusted surplus.  The application of SSAP No. 10R resulted in an increase of $71.7 million in the Company’s surplus at December 31, 2011.

Effective January 1, 2012, the NAIC revised the disclosure requirements of SSAP No. 100, Fair Value Measurements, to clarify the disclosures of the fair value of financial instruments. The changes in the disclosures have been reflected in Note 13.

Effective December 31, 2011, the NAIC adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (“SSAP No. 5R”).   SSAP No. 5R requires entities to recognize, at the inception of a guarantee, a liability for the obligations it has undertaken in issuing the guarantee, even if the likelihood of having to make payments under the guarantee is remote.  Guarantees made to/or on behalf of a wholly-owned subsidiary, and inter-company and related party guarantees that are considered “unlimited”, are exempted from the initial liability recognition.  As such, the guidance did not have a significant impact upon adoption.  The additional disclosures required by SSAP No. 5R have been incorporated in Note 2.

Effective January 1, 2011, the NAIC adopted changes to SSAP No. 43R.  These changes included broadening the definition of loan-backed and structured securities (“LBSS”) and clarification of the requirement to bifurcate realized gains and losses between the AVR and the IMR.  Neither of the changes had a material impact on the Company's statutory net income or surplus.

Effective January 1, 2011, the NAIC adopted SSAP No. 35R, Guaranty Fund and Other Assessments (“SSAP No. 35R”).  SSAP No. 35R modifies the conditions required before recognizing liabilities for insurance-related assessments.  The liability is not recognized until the event obligating an entity to pay an imposed or probable assessment has occurred.  The adoption of SSAP No. 35R did not have a significant impact on the financial statements of the Company.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Not Yet Adopted

Effective January 1, 2014, the NAIC adopted SSAP No. 105, Working Capital Finance Investments (“SSAP No. 105”).  SSAP No. 105 amends SSAP No. 20, Nonadmitted Assets, to allow working capital finance investments as admitted assets to the extent they conform to the requirements of this statement. The Company currently does not have any working capital investments as of the effective date.

2.	RELATED PARTY TRANSACTIONS

The Company has significant transactions with affiliates and former affiliates.  Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties.  Below is a summary of significant transactions with affiliates and former affiliates for the reporting period.

Investments in Subsidiaries

The Company directly or indirectly owned all of the outstanding shares or members interest of the following entities, which are recorded as investments in subsidiaries in the common stock balance of the Company’s statutory financial statements:

•	SLNY (owned as of December 31, 2013 and 2012)
•	ILAC (owned as of December 31, 2012 and distributed to Former Parent during 2013)
•	Clarendon Insurance Agency, Inc., (“Clarendon”) a registered broker-dealer (owned as of December 31, 2013 and 2012)
•	SLF Private Placement Investment Company I, LLC (carried at a zero equity value and owned as of December 31, 2013 and 2012)
•	DL Information Services Canada Inc., (“DL Canada”) (formed during 2013 and owned as of December 31, 2013)
•	DL Information Services Ireland Limited, (“DL Ireland”) (formed during 2013 and owned as of December 31, 2013)
•	SL Investment DELRE Holdings 2009-1, LLC, (the “LLC”) (owned as of December 31, 2013 and 2012)

In addition, SLNY Private Placement Investment Company I, LLC, which was owned by SLNY and carried at a zero equity value, was dissolved during the fourth quarter of 2012.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Summarized combined financial information of the Company’s subsidiaries, are as follows:

	Years Ended December 31,
(In Thousands)	2013	2012
Assets	$ 3,196,021	$ 3,733,791
Liabilities	2,794,618	3,239,634
Total net assets	$ 401,403	$ 494,157
Total revenues	$ 105,629	$ 272,476
Operating expenses	84,442	216,718
Income tax expense	295	16,379
Net gain	$ 20,892	$ 39,379

The net asset is recorded in common stocks and other invested assets on the balance sheet.  The net gain is recorded in surplus through the change in unrealized capital gain (loss) in the statement of changes in capital stock and surplus.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

Reinsurance Related Agreements

As more fully described in Note 9, the Company is party to reinsurance transactions with affiliates.

On July 31, 2013, the Company consented to a Novation Agreement between its former affiliate, the U.S. Branch, and an affiliate, Sun Life Reinsurance (Barbados) No. 3 Corp. ("Barbco 3").  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under the June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  The U.S. Branch transferred $241 million of invested assets and accrued interest and $33 million of cash to Barbco 3 to support the assigned liabilities. The Novation Agreement and transfers were effective upon the close of the Sale Transaction.

In December 2012, the Board of Directors of the Company approved the recapture of 100 percent of the risks under certain SPWL policies that were reinsured to its former affiliate, SLOC, pursuant to a December 31, 2003 reinsurance agreement.  The transaction was effective for the first quarter of 2013, and the Company recorded a decrease to surplus of approximately $34.7 million.

The Company has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld. (Refer to Note 9 for more detail.)

Capital Transactions

In December 2012, the Company’s Board of Directors approved the extraordinary distribution of all of the issued and outstanding shares of the Company’s previously wholly-owned subsidiary, ILAC, to the Former Parent.  The Company received regulatory approval and ILAC was distributed effective January 1, 2013.  The net impact to the Company's surplus was a decrease of $64.2 million.  The Company recorded the distribution as a return of gross paid in and contributed surplus.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company did not receive any capital contributions from the Parent or Former Parent during the years ended December 31, 2013, 2012 and 2011.  No dividends were paid during the years ended December 31, 2013 and 2012.  During the year ended December 31, 2011, the Company paid an extraordinary cash dividend of $300.0 million to the Former Parent.

Other Invested Assets

The Company also owned the membership interest of the LLC. During 2013, mortgages with a value of $11.8 million were transferred to the Company’s subsidiary, the LLC, and $54.5 million was transferred from the LLC.  The LLC distributed capital of $19.4 million to the Company.

Mortgages transferred into the LLC in 2012 were valued at approximately $41.1 million, representing both book and market values.

Debt and Surplus Note Transactions

The details of borrowed money due affiliates and former affiliates at December 31, 2013 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity	Principal/ Carrying Value	Interest Expense Year Ended December 31, 2013
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	$ -	$ 496
	Total borrowed money				$ -	496

The details of borrowed money due affiliates and former affiliates at December 31, 2012 were as follows (amounts in thousands):

Issue Date	Payees	Type	Rate	Maturity		Interest Expense Year Ended December 31, 2012
07/22/2002	Sun Life Assurance Company of Canada, U.S. Branch	Promissory	5.710%	06/30/2012	$ -	$ 514
09/19/2006	Sun Life Financial Global Funding III, L.L.C.	Demand	Libor plus 0.35%	10/06/2013	100,000	836
	Total borrowed money				$100,000	$ 1,350

On June 26, 2013, Sun Life Financial Insurance and Annuity Company (Bermuda) Ltd, an affiliate now known as Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company.  The interest on outstanding principal is based on LIBOR plus 0.60%.  The interest will accrue monthly and be payable on the last day of the fiscal quarter starting on September 30, 2013.  The note will mature on June 30, 2015.  No balance was outstanding at December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As of December 31, 2011, the Company had an $18.0 million outstanding promissory note that was originally issued to a former affiliate, Sun Life (Hungary) Group Financing Limited Company (“Sun Life (Hungary) LLC”), for which the Company paid interest semi-annually.  On June 2, 2011, Sun Life (Hungry) LLC sold the $18.0 million note to SLOC, a former affiliate.  With the exception of the change in lenders, this transaction did not have any impact on the terms of the promissory note.  Effective June 2, 2011, the Company began paying the related interest to SLOC. On June 29, 2012, the Company paid the $18.0 million of outstanding principal, plus $0.5 million in accrued interest to SLOC due to the maturity of the note.  Related to this note, the Company incurred interest expense of $0.5 million and $1.0 million for the years ended December 31, 2012 and 2011, respectively.

Surplus notes previously issued by the Company to Sun Life Financial (U.S.) Finance, Inc. (“Sun Life Finance”), a former affiliate, were transferred as part of the Sale Transaction.

As of December 31, 2013 and 2012, the Company had $565.0 million of surplus notes outstanding.  During 2013, the Company entered into an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes are taken into custody by the bank on behalf of the holders of the surplus notes (the “Noteholders”).  DBTCA collects all surplus note payments and distributes such funds to the Noteholders.  The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA.  As of December 31, 2013, the Noteholders are as follows:

•	DLICM, LLC
•	DLICT, LLC
•	DLPR, LLC
•	EquiTrust Life Insurance Company
•	Guggenheim Life and Annuity Company
•	Heritage Life Insurance Company
•	Midland National Life Insurance Company
•	North American Company for Life and Health Insurance
•	Paragon Life Insurance Company of Indiana
•	Security Benefit Life Insurance Company

The details of outstanding surplus notes at December 31, 2013 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2013
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 43,260

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The details of outstanding surplus notes due to a former affiliate, Sun Life Finance, at December 31, 2012 were as follows (amounts in thousands):

						Interest
					Principal/	Paid
					Carrying	Year Ended
Issue Date	Type	Rate	Maturity	Face Amount	Value	December 31, 2012
12/15/1995	Surplus	6.150%	12/15/2027	$ 150,000	$ 150,000	$ 9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	10,991
12/15/1995	Surplus	6.150%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	483
12/22/1997	Surplus	8.625%	11/06/2027	250,000	250,000	21,563
				$ 565,000	$ 565,000	$ 42,723

The surplus notes and accrued interest thereon, are subordinate to payments due to policyholders, claimant and beneficiary claims; as well as all other classes of creditors other than surplus note holders. After payment in full of certain obligations set forth in 18 Del. C. s. 5918, and prior to any payment to a shareholder in respect of such shareholder’s ownership interest in the Company, the holder of the surplus note shall be entitled to receive payment in full of all amounts due to the note holder.  Any redemption shall be subject to the prior written consent of the Commissioner.

During 2012, the Company applied for and received approval from the Department for certain modifications to two surplus notes payable to Sun Life Finance. The modifications extended the maturity dates on both surplus notes from December 15, 2015 to December 15, 2032, changed the interest rates from 6.125% per annum and 7.25% per annum to 7.626% per annum and modified the prepayment language in both surplus notes.  These changes were effective October 1, 2012.  The Company expensed $43.3 million, $42.7 million and $42.6 million for interest on these surplus notes for years ended December 31, 2013, 2012 and 2011, respectively.  Total interest paid through December 31, 2013 is approximately $727.0 million.  There have been no principal payments since original issuance of the above notes.

Each accrual and payment of interest on surplus notes may be made only with the prior approval from the Commissioner and only to the extent the Company has sufficient surplus earnings to make such payment.  The Company received approval for all payments and the related accrual in the amount of $4.3 million, as of December 31, 2013.

Institutional Investments Contracts

On September 12, 2006, the Company issued two floating rate funding agreements totaling $900.0 million to a former affiliate, Sun Life Financial Global Funding III, L.L.C. (“LLC III”), which matured on October 6, 2013.  On April 7, 2008, the Company issued a third floating rate funding agreement totaling $5.8 million to LLC III, which matured on December 1, 2011.  The Company paid $5.9 million to LLC III, including $0.01 million in interest due to the maturity of the third funding agreement.  Total interest credited for these three funding agreements was $3.0 million, $7.3 million and $5.9 million for the years ended December 31, 2013, 2012 and 2011, respectively.  On September 19, 2006, the Company also issued a $100.0 million floating rate demand note payable to LLC III which was paid during October 2013.  For interest on this demand note, the Company expensed $0.5 million, $0.8 million and $0.7 million for years ended December 31, 2013, 2012 and 2011, respectively. The Company entered into an interest rate swap agreement with LLC III with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

As part of the Sale Transaction, the Company transferred bonds and cash with a value of $1,024 million to an escrow account, which was used to settle the Company's obligations related to (1) the two floating rate funding agreements totaling $900 million issued to a former affiliate, LLC III due in October, 2013, (2) an interest rate swap with LLC III that effectively converted the floating rate payment obligations under the funding agreements to fixed rate obligations, and (3) a $100 million floating rate demand note issued to LLC III due in October 2013.  The Former Parent agreed to pay any shortage of funds in the escrow account to settle the funding agreements, the interest rate swap, and the demand note.  Excess funds in the escrow account after settlement of the funding agreements, interest rate swap, and the demand note totaling $12.1 million, were paid to the Former Parent.

The account values related to these funding agreements issued to LLC III were reported in the Company’s Statutory Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as a component of liability for deposit-type contracts.

On May 17, 2006, the Company issued a floating rate funding agreement of $900.0 million to Sun Life Financial Global Funding II, L.L.C. (“LLC II”), a former affiliate.  On April 7, 2008, the Company issued an additional floating rate funding agreement totaling $7.5 million to LLC II.  On July 1, 2011 and July 19, 2011, the Company paid $901.3 million and $7.5 million to LLC II due to the maturity of these two funding agreements.  The payments included $1.3 million of accrued interest. Total interest credited for these two funding agreements was $2.6 million for the year ended December 31, 2011.

The Company also issued a $100.0 million floating rate demand note payable to LLC II on May 24, 2006.    On July 19, 2011, the Company paid $100.0 million to LLC II, including $0.01 million in interest due to the maturity of the floating rate demand note.  For interest on this demand note, the Company expensed $0.3 million for the year ended December 31, 2011.

The Company had entered into an interest rate swap agreement with LLC II with an aggregate notional amount of $900.0 million that effectively converted the floating rate payment obligations under the funding agreement to fixed rate obligations.  This interest swap agreement expired on July 6, 2011 due to the maturity of the underlying floating rate funding agreement with LLC II.

Administrative Service Agreements and Other

The Company is party to various related party agreements.  Certain agreements with former affiliates were amended or terminated upon the close of the Sale Transaction described in Note 1.

For periods prior to August 1, 2013

From January 1, 2011 to July 31, 2013, the Company participated in a pension plan and other retirement plans sponsored by a former affiliate, Sun Life Financial (U.S.) Services Company, Inc. (“Sun Life Services”). Expenses under these plans were allocated to participating companies pursuant to approved inter-company agreements. The allocated expenses to the Company from Sun Life Services were $3.0 million, $18.0 million and $21.9 million for the period ended July 31, 2013 and the years ended December 31, 2012 and 2011, respectively.

On December 31, 2009 the Company transferred assets to Sun Life Services, which resulted in a sale-leaseback transaction.  At the time of the transfer, the Company established a liability, which represented the cost of certain of the assets transferred, and had been amortizing the liability over the remaining useful life of the assets on a straight-line basis.  During December, 2012, the value of the assets transferred were written down to zero, and the remaining liability was amortized into income.  The write-off resulted in an increase to surplus of approximately $8.6 million, pre-tax, as the leased assets had been previously non-admitted.  The Company has no remaining future minimum lease payments related to these assets.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

Pursuant to an administrative services agreement between the Company and Sun Life Services, a former affiliate, Sun Life Services agreed to provide human resource services (e.g., recruiting and maintaining appropriately trained and qualified personnel and equipment necessary for the performance of actuarial, financial, legal, administrative, and other operational support functions) to the Company, and the Company agreed to reimburse Sun Life Services for the cost of such services, plus an arms-length based profit margin to be agreed upon by the parties.  Total expenses under this agreement were $38.7 million, $75.1 million and $91.1 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, a former affiliate, under which the Company provided various administrative services to SLOC upon request.  Pursuant to this agreement, the Company recorded reimbursements of $48.7 million, $129.6 million and $99.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLOC, which provides that SLOC would furnish, as requested, certain services and facilities to the Company on a cost-reimbursement basis.  Expenses under this agreement amounted to approximately $12.2 million, $7.5 million, and $12.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with Sun Life Information Services Canada, Inc. ("SLISC"), a former affiliate, under which SLISC provided administrative and support services to the Company in connection with the Company’s insurance and annuity business.  Expenses under this agreement amounted to approximately $10.6 million, $18.4 million and $19.3 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

The Company had service agreements with Sun Life Information Services Ireland Limited ("SLISIL"), a former affiliate, under which SLISIL provided various insurance related and information systems services to the Company.  Expenses under these agreements amounted to approximately $14.1 million, $25.3 million and $22.6 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  These agreements terminated in connection with the Sale Transaction.

The Company had an administrative services agreement with SLC - U.S. Ops Holdings, a former affiliate, under which the Company provided administrative and investor services with respect to certain open-end management investment companies for which a former affiliate, Massachusetts Financial Services Company (“MFS”), served as the investment adviser, and which were offered to certain of the Company’s Separate Accounts established in connection with variable annuity contracts issued by the Company.  Amounts received under this agreement amounted to approximately $11.4 million, $14.2 million and $12.7 million for the period ended July 31, 2013, and the years ended December 31, 2012 and 2011, respectively.  This agreement terminated in connection with the Sale Transaction.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

During 2012 and 2011, the Company paid $10.2 million and $35.9 million, respectively, in commission fees to Sun Life Financial Distributors, Inc. (“SLFD”), a former affiliate and broker dealer.

For period after August 1, 2013

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan that qualifies under Section 401(k) of the Internal Revenue Code (the “401(k) Plan”) and includes a retirement investment account feature that qualifies under Section 401(a) of the Internal Revenue Code (the “RIA”).  Income and expenses under the 401(k) Plan and the RIA are allocated to participating companies pursuant to approved intercompany agreements. The total expenses for the period August 1, 2013 to December 31, 2013 were $1.4 million, of which $0.1 million was allocated to its subsidiary, SLNY.

The Company has a management services agreement with its subsidiary, SLNY, whereby the Company furnishes certain investment, actuarial, and administrative services to SLNY on a cost-reimbursement basis.  The Company received reimbursements related to this agreement of $12.1 million, $30.0 million and $31.2 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company has an administrative services agreement with a former affiliate, Sun Capital Advisers LLC (“SCA”), an investment adviser, under which the Company provides administrative services with respect to certain open-end investment management companies for which SCA serves as the investment adviser, and which are offered to certain of the Company's Separate Accounts established in connection with variable contracts issued by the Company. Amounts received under this agreement amounted to approximately $4.1 million, $16.4 million and $16.6 million for the years ended December 31, 2013, 2012 and 2011.  The Company paid $8.5 million, $15.7 million and $17.9 million in investment management fees to SCA under a separate investment services agreement for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company previously leased office space to its former affiliate, SLOC, under lease agreements with terms originally expiring on December 31, 2014. This lease was revised on January 1, 2013 in conjunction with the sale of the property to a former affiliate, the U.S. Branch.  Rent received by the Company under the leases amounted to approximately $12.6 million and $12.1 million for the years 2012 and 2011, respectively.  Rental income is reported as a component of net investment income.  (Refer to Note 17 for amount of lease commitments.)

In connection with the change in control disclosed in Note 1, the Company’s controlling persons agreed the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof.  The following are agreements between the Company and entities that are deemed affiliates of the Company for the purpose of filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code.

1.
An investment management agreement between the Company and Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments.  Expenses under this agreement amounted to approximately $6.7 million for the year ended December 31, 2013.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2. RELATED PARTY TRANSACTIONS (CONTINUED)

2.
A services agreement between the Company and Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company.  There were no expenses related to this agreement for the year ended December 31, 2013.

3.
A services agreement between the Company and Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services and other advisory services to the Company.  Expenses under this agreement amounted to approximately $25.5 million for the year ended December 31, 2013.

4.
A services agreement between the Company and se2, llc ("se2"), under which se2 provides annuity and life insurance policy servicing and third party administrator services to the Company. Expenses under this agreement amounted to approximately $0.1 million for the year ended December 31, 2013.

The Company has an administrative services agreement dated January 1, 2002 with DLIAC, an affiliate, pursuant to which the Company performs various administrative services on behalf of DLIAC.

The Company has an administrative services agreement dated December 1, 2008 with its subsidiary, Clarendon, pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products.

The Company has an administrative and tax services agreement dated January 1, 2010 with Barbco 3, an affiliate, pursuant to which the Company provides administrative and tax services to Barbco 3 on a cost- reimbursement basis.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings, Inc.

The Company has an assignment and assumption agreement with the Parent, pursuant to which the Parent assigns to the Company all of the Parent’s right, title and interest in and to, and the Company assumes the obligations of the Parent under, a purchaser transition services agreement dated as of August 2, 2013 between the Parent and SLC - U.S. Ops Holdings.

The Company has an administrative services agreement with its subsidiary, DL Ireland, pursuant to which DL Ireland provides administrative and support services to the Company and its U.S. affiliates.

The Company has an administrative services agreement with its subsidiary, DL Canada, pursuant to which DL Canada provides administrative and support services to the Company and its U.S. affiliates.

The Company has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, a subsidiary, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance products issued by the Company.

The Company had $0.6 million and $71.0 million due from related parties at December 31, 2013 and 2012, respectively, and had $1.7 million and $18.5 million due to related parties, recorded as a component of Other liabilities, at December 31, 2013

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

and 2012, respectively, under the terms of various management and service contracts which provide for cash settlements on a quarterly or more frequent basis.

Other Sale Related Transactions

During 2013, the Company sold its home office real estate property and three other properties (collectively, the “Property”) to the U.S. Branch, a former affiliate, for a total sale price of $88.0 million.  The Property was recorded as Properties held for sale as of December 31, 2012.  The sale price was equal to the fair market value of the Property, including personal property, fixtures, and equipment installed in or attached to the Property.  The sale of the Property resulted in a gain of $32.3 million.

During the second quarter of 2013, two of the Company's real estate subsidiaries, 7101 France Avenue, LLC and 7101 France Avenue Manager, LLC, were dissolved.  The conduit loan secured by the real estate owned by 7101 France Avenue, LLC was paid and the assets relating to the property were conveyed to the Company.

In connection with the Sale Transaction these assets were subsequently sold to the U.S. Branch, a former affiliate, at fair market value totaling $16.5 million and resulted in a pre-tax gain of $4.9 million.  In addition, one of the Company’s real estate subsidiaries, Sun MetroNorth, LLC, was sold to the U.S. Branch at fair market value totaling $4.9 million, resulting in a loss of $1.5 million.

Four additional real estate properties were also sold to the U.S. Branch, a former affiliate, totaling $44.5 million, resulting in a gain of $6.8 million including one property from the Company’s Separate Accounts for fair value of $0.6 million and a loss of $0.3 million.

The Company sold several mortgage loans to a former affiliate, SLOC, including the U.S. Branch, totaling $28.0 million, resulting in a gain of $0.7 million.  This amount included $7.0 million in mortgage loans from the Company’s Separate Accounts.  The Company also purchased mortgage loans from the U.S. Branch and other former and existing affiliates totaling $34.6 million.

On July 30, 2013, the Company sold a portfolio of externally-managed RMBS and CMBS to a former affiliate, SLOC, at fair market value, totaling $821 million (including $283 million purchased by the U.S. Branch, a former affiliate).  Realized gains of approximately $108 million were recognized upon the sale of the securities.

The Company, as successor to Keyport Life Insurance Company (“Keyport”), which merged with and into the Company at close of business on December 31, 2003, unconditionally guaranteed the full and punctual payment when due of any obligations of its previously wholly-owned subsidiary, ILAC, arising out of or in connection with any insurance or annuity contract (“Contract”) issued by ILAC on or after June 25, 1998. No Contracts were issued by ILAC after June 25, 1998.  In conjunction with the Sale Transaction and the Company’s distribution of ILAC to the Former Parent, this guarantee was terminated in 2013.

The Company, as successor to Keyport, unconditionally guarantees the full and punctual payment when due of any obligations of Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any Contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, SLNY. The purpose of this guaranty was to enhance the financial strength of KBL.  The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts.  The cash surrender value of these policies at December 31, 2013 was approximately $324.5 million.  At December 31, 2013 and 2012, there was no liability accrued under this guaranty.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

2.	RELATED PARTY TRANSACTIONS (CONTINUED)

The Company guarantees on a subordinated basis all amounts payable by SLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by SLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by SLNY from a Guarantee Period to any holder. The guarantee is subject to no preconditions other than the failure by SLNY to pay when due any Guarantee Period interests. SLNY registered such Guarantee Period interests under the Securities Act of 1933 with the SEC.  Under the SEC’s rules, implementation of the guarantee permitted SLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guarantee was to achieve that result.  The Company’s guarantee in this regard guarantees the payment of amounts payable by SLNY from a Guarantee Period but does not guarantee any other obligations of SLNY under the MVA Contracts.

The obligations under the guarantee are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guarantee.  The liability of the Company under the guaranty is unlimited to any specific sum.  The guaranty will not exceed contractual obligations to the policyholders of the MVA Contracts.  The total account value of these policies was approximately $10.9 million.  At December 31, 2013 and 2012, there is no liability accrued under this guaranty.

The Company guaranteed the full and timely payment of the obligations of SLFD, as tenant under a commercial office lease dated April 13, 2007.  Prior to December 31, 2011, SLFD provided written notice to the landlord of its intention to terminate the lease effective January 14, 2013 and paid $3.5 million in surrender considerations.  The maximum potential amount of future payments (undiscounted) that the guarantor could have been required to make under the guarantee was $0.  This guarantee terminated with the termination of the office lease.

The Company recorded tax benefits (expenses) from stock options of approximately $0.5 million, $(0.2) million and $1.0 million for the years ended December 31, 2013, 2012 and 2011, respectively. Employees of the Company’s former affiliates were participants in a restricted share unit (“RSU”) plan with the Company’s former indirect parent, SLF.

Under the RSU plan, participants were granted units that were equivalent to one common share of SLF stock and had a fair value of a common share of SLF stock on the date of grant.  RSUs earned dividend equivalents in the form of additional RSUs at the same rate as the dividends on common shares of SLF stock.  The redemption value, upon vesting, was the fair value of an equal number of common shares of SLF stock.  The Company incurred expenses of $7.0 million, $7.8 million and $5.7 million relating to RSUs for the years ended December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS

The statement value and fair value of the Company’s debt securities and preferred stocks were as follows:

	December 31, 2013
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Debt Securities:
U.S. Governments	$623,251	$1,302	$(6,975)	$617,578
All Other Governments	27,412	1,047		28,459
U.S. States, Territories and Possessions (Direct and Guaranteed)	6,236	86	-	6,322
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	96,525	2,893	(4,026)	95,392
Industrial and Miscellaneous (Unaffiliated)	3,813,093	131,022	(55,717)	3,888,398
Hybrid Securities	193,335	9,162	(4,853)	197,644
Total debt securities	$4,759,852	$145,512	$(71,571)	$4,833,793
Preferred Stocks	$23,150	$104	$(1,558)	$21,696

	December 31, 2012
(In Thousands)	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
Foreign Government	$3,211	$441	$-	$3,652
U.S. State, Municipals and Political Subdivisions	1,058	22	(14)	1,066
U.S. Treasury & Agency	1,099,088	2,974	(954)	1,101,108
Residential Mortgage Backed Securities	672,085	12,385	(25)	684,445
Commercial Mortgage Backed Securities	616,847	38,538	(7,109)	648,276
Corporate	4,504,111	350,525	(25,611)	4,829,025
Asset Backed Securities	411,799	53,507	(1,439)	463,867
Total	$7,308,199	$458,392	$(35,152)	$7,731,439

The statement value and estimated fair value by maturity periods for debt securities, other than ABS and MBS are shown below.  Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

(In Thousands)	December 31, 2013
	Statement	Estimated
	Value	Fair Value
Due in one year or less	$ 155,798	$ 156,722
Due after one year through five years	1,259,283	1,294,484
Due after five years through ten years	1,044,241	1,041,703
Due after ten years	1,068,620	1,102,440
Total before asset and mortgage-backed securities	3,527,942	3,595,349
Asset and mortgage-backed securities	1,231,910	1,238,444
Total	$ 4,759,852	$ 4,833,793

Proceeds from sales and maturities of investments in debt securities during 2013, 2012 and 2011, were $4.1 billion, $2.2 billion, and $3.0 billion, including non-cash transactions of $82.0 million, $19.0 million, and $49.0 million, respectively; gross gains were $264.3 million, $56.8 million and $98.5 million, respectively; and gross losses were $23.4 million, $31.0 million and $26.0 million, respectively.

Debt securities included above with a statement value of approximately $4.2 million for both years ended December 31, 2013 and 2012 were on deposit with governmental authorities as required by law.

Investment grade debt securities were 96.3% and 93.6% of the Company’s total debt securities as of December 31, 2013 and 2012, respectively.

The fair values of publicly traded debt securities are determined using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third- party pricing services with the remaining unpriced securities priced using one of the other two methods.  For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes.  A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.  In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

Other-than-temporary-impairment

The Company recognizes and measures OTTI for ABS and MBS in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a structured security is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows discounted at the effective interest rate implicit in the security.

If the Company intends to sell the structured security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the structured security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral.  Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks such as unemployment rates and housing prices and loan specific information such as delinquency rates and loan-to-value ratios.

OTTI was recognized during 2013 on LBSS that the Company had intent to sell in conjunction with the Sale Transaction, as defined in Note 1.  Refer to details in Note 19.  The OTTI balances under SSAP No. 43R where the present value of expected cash flows are less than amortized cost as of December 31, 2013 are also detailed in Note 19.

If the fair value of a debt security, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the balance sheet date, the Company assesses whether the impairment is an OTTI.  When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the debt security, or it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred.  If the Company does not intend to sell the debt security, or it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a Credit Committee comprised of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern.  In determining whether a security is OTTI, the Credit Committee considers the factors described below.  The process involves a quarterly screening of all securities where fair value is less than the amortized cost basis.  Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI.  The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector.  In making these evaluations, the Credit Committee exercises considerable judgment.  Based on this evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require monitoring on a quarterly basis.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

“Watch List”- Management has concluded that the Company’s amortized cost will be recovered through timely collection of all contractually specified cash flows, but that changes in issuer-specific facts and circumstances require continued monitoring during the quarter.  A security is moved from the Monitor List to the Watch List when changes in issuer-specific facts and circumstances increase the possibility that a security may become impaired within the next 24 months.  No OTTI charge is recorded in the Company’s Statements of Operations for unrealized loss on securities related to these issuers.

“Impaired List”- Management has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows.  For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is other than temporarily impaired, the Company records a loss through an appropriate adjustment in carrying value.  As of December 31, 2013 and 2012, the Company incurred write-downs of debt securities totaling $38.6 million and $367.6 million, respectively, including those subject to SSAP No. 43R and those which the Company had the intent to sell in connection with the Sale Transaction defined in Note 1.  Of these amounts, no OTTI was related to sub-prime as of December 31, 2013, as compared to $68.4 million as of December 31, 2012.  For the year ended December 31, 2011, the Company incurred write-downs of debt securities totaling $111.4 million, of which $10.1 million was related to sub-prime.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI.  These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater than expected liquidity needs.  All of these factors could impact management’s evaluation of securities for OTTI.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3. DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2013 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Debt Securities:
U.S. Governments	6	$ 147,222	$ (6,975)	-	$ -	$ -	6	$ 147,222	$ (6,975)

U.S. States, Territories and	1	139	-	-	-	-	1	139	-
Possessions (Direct and Guaranteed)

	35	59,777	(4,025)	1	81	(1)	36	59,858	(4,026)
U.S. Special Revenue and Special Assessment
Obligations and all Non-Guaranteed Obligations
of Agencies and Authorities of Governments and
Their Political Subdivisions

Industrial and Miscellaneous (Unaffiliated)	174	1,226,159	(55,717)	4	8	-	178	1,226,167	(55,717)

Hybrid Securities	6	44,479	(3,589)	1	5,670	(1,264)	7	50,149	(4,853)
Total debt securities	222	$1,477,776	$ (70,306)	6	$ 5,759	$ (1,265)	228	$1,483,535	$ (71,571)

Preferred Stocks	2	$ 20,441	$ (1,558)	-	$ -	$ -	2	$ 20,441	$ (1,558)

The gross unrealized losses and fair value of investments, which have been deemed temporarily impaired, aggregated by investment category, number of securities and length of time that securities have been in an unrealized loss position at December 31, 2012 are as follows (in thousands except # of securities):

	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Asset Backed Securities	3	$ 2,951	$ (36)	3	$ 6 ,247	$ (1,403)	6	$ 9,198	$ (1,439)

Commercial Mortgage Backed Securities	2	6,852	(63)	6	9,043	(7,046)	8	15,895	(7,109)

Corporate	52	220,145	(9,731)	18	116,941	(15,880)	70	337,086	(25,611)

Residential Mortgage Backed Securities	1	84	(1)	7	6,229	(24)	8	6,313	(25)

U.S. State, Municipals and Political Subdivisions	1	234	(14)	-	-	-	1	234	(14)
U.S. Treasury and Agency	3	208,831	(954)	-	-	-	3	208,831	(954)
Total	62	$ 439,097	$ (10,799)	34	$ 138,460	$ (24,353)	96	$ 577,557	$ (35,152)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with book adjusted carrying value of $1.5 million as of December 31, 2013.  This represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was minimal, as shown below (in thousands):
Book/Adjusted
Carrying Value
(excluding
Type	Actual Cost	interest)	Fair Value
Residential mortgage backed securities	$ 1,135	$ 1,135	$ 1,132
Collateralized debt obligations	404	404	400
	$ 1,539	$ 1,539	$ 1,532

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

3.	DEBT SECURITIES AND PREFERRED STOCKS (CONTINUED)

As summarized in the table below, the Company had indirect exposure to residential sub-prime and Alt-A loans with book adjusted carrying values of $122.9 million and $81.9 million, respectively, as of December 31, 2012.  This represented approximately 2.0% of the Company’s total invested assets. Alt-A loans are generally residential loans made to borrowers with credit profiles that are stronger than sub-prime but weaker than prime. Of these investments 96.2 % were issued before 2007 and 65.0% have a NAIC 1 rating (in thousands).

Type	Actual Cost	Book Adjusted Carrying Value (excluding interest)	Fair Value
Sub-prime: Residential asset backed securities	$ 122,907	$ 122,873	$ 123,665
Alt-A loans: Residential asset backed securities	81,893	81,918	81,974
	$ 204,800	$ 204,791	$ 205,639

There were no credit impairments recorded in 2013 on LBSS held as of December 31, 2013 pursuant to SSAP No. 43R.

4.	MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States.  Investments are diversified by property type and geographic area.  The Company monitors the condition of the mortgage loans in its portfolio.  In those cases where mortgages have been restructured, appropriate allowances for losses have been made.  In those cases where, in management’s judgment, the mortgage loans’ values are impaired, appropriate losses are recorded.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The following table shows the geographical distribution of the statement value of the mortgage loans portfolio for the years ended December 31:

(In Thousands)	2013	2012
Alabama	$ 9,228	$ 10,539
Alaska	5,111	5,286
Arizona	14,286	15,908
California	52,347	54,122
Colorado	22,198	11,412
District of Columbia	12,043	12,404
Florida	84,375	58,522
Georgia	20,220	22,376
Idaho	1,748	1,798
Illinois	35,545	35,002
Indiana	1,622	1,878
Iowa	-	64
Kansas	1,627	1,707
Kentucky	18,122	19,479
Louisiana	9,734	11,765
Maine	-	633
Maryland	13,562	12,476
Massachusetts	5,011	11,239
Michigan	8,363	8,610
Minnesota	17,138	12,529
Missouri	34,663	36,711
Mississippi	3,100	3,193
Montana	1,495	1,588
Nebraska	2,241	2,386
Nevada	-	7,779
New Jersey	7,232	16,040
New Mexico	5,274	8,045
New York	97,390	114,727
North Carolina	21,028	22,914
North Dakota	249	566
Ohio	40,080	42,028
Oklahoma	483	1,215
Oregon	14,265	17,966
Pennsylvania	34,515	39,167
Rhode Island	552	729
South Carolina	23,771	25,064
Tennessee	10,651	14,905
Texas	84,865	105,580
Utah	23,984	25,682
Virginia	3,371	3,721
Washington	11,925	20,793
West Virginia	3,663	3,867
Wisconsin	2,784	3,043
General allowance for loan loss	(11,552)	(10,846)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPAN

Y OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The Company had no outstanding mortgage loan commitments on real estate as of December 31, 2013 and 2012.

The Company originated one mortgage loan with a total cost of $15.9 million during the year ended December 31, 2013 with a rate of 4.54% and originated ten commercial mortgage loans with a total cost of $14.1 million during the year ended December 31, 2012 with rates ranging from 3.9% to 7.5%.  During the years ended December 31, 2013 and 2012, the Company did not reduce interest rates on any outstanding mortgage loans.  Mortgage loans are collateralized by the related properties and generally are no more than 75% of the properties’ value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan.  The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral, if the loan is collateral dependent.  A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan.  The specific allowance for loan loss was $4.2 million and $4.9 million at December 31, 2013 and 2012, respectively.  A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions.  The general allowance for loan loss was $11.5 million and $10.8 million at December 31, 2013 and 2012, respectively.  While management believes that it uses the best information available to establish the allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2013, the Company individually and collectively evaluated loans with a gross carrying value of $764.0 million and $747.8 million, respectively.  At December 31, 2012, the Company individually and collectively evaluated loans with a gross carrying value of $830.3 million and $813.3 million, respectively.

As of December 31, 2013 the Company held 14 restructured loans with a gross book value of $34.9 million.  Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment.  There were no loans past due greater than 90 days at December 31, 2013 and 2012.

The Company accrues interest income on impaired loans to the extent it is deemed collectible.  Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole.  Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Other information is as follows:

Age Analysis of Mortgage Loans:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Recorded Investment (All)
Current	$ -	$ -	$ -	$ -	$755,805	$ -	$755,805
30 - 59 Days Past Due	-	-	-	-	8,231	-	8,231
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

Prior Year
Recorded Investment
Current	$ -	$ -	$ -	$ -	$830,313	$ -	$830,313
30 - 59 Days Past Due	-	-	-	-	-	-	-
60 - 89 Days Past Due	-	-	-	-	-	-	-
90 - 179 Days Past Due	-	-	-	-	-	-	-
180 + Days Past Due	-	-	-	-	-	-	-

Accruing Interest 90-179 Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Accruing Interest 180+ Days Past Due
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Interest Accrued	-	-	-	-	-	-	-

Interest Reduced
Recorded Investment	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Number of Loans	-	-	-	-	-	-	-
Percent Reduced	0%	0%	0%	0%	0%	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

Investment in Impaired Loans With or Without Allowance for Credit Losses:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 20,454	$ -	$ 20,454
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 34,918	$ -	$ 34,918

Prior Year
With Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ 17,016	$ -	$ 17,016
No Allowance for Credit Losses	$ -	$ -	$ -	$ -	$ -	$ -	$ -

Investment in Impaired Loans - Average Recorded Investment, Interest Income Recognized, Recorded Investment on Nonaccrual Status and Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting:

		Residential		Commercial
	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
(In Thousands)
Current Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 2,517	$ -	$ 2,517
Interest Income Recognized	-	-	-	-	204	-	204
Recorded Investments on
Nonaccrual Status	-	-	-	-	20,454	-	20,454
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Prior Year
Average Recorded Investment	$ -	$ -	$ -	$ -	$ 1,702	$ -	$ 1,702
Interest Income Recognized	-	-	-	-	-	-	-
Recorded Investments on
Nonaccrual Status	-	-	-	-	17,016	-	17,016
Amount of Interest Income
Recognized Using a Cash-
Basis Method of Accounting	-	-	-	-	-	-	-

Allowance for Credit Losses:

	2013	2012	2011
(In Thousands)
Balance at beginning of period	$ 15,701	$ 34,498	$ 30,145
Additions charged to operations	1,851	5,872	15,479
Direct write-downs charged against the allowances	(96)	(15,715)	(4,037)
Recoveries of amounts previously charged off	(1,729)	(8,954)	(7,089)
Balance at end of period	$ 15,727	$ 15,701	$ 34,498

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

4.	MORTGAGE LOANS (CONTINUED)

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral.  The internal risk rating is related to an increasing likelihood of loss, with a low quality rating representing the category in which a loss is first expected.  The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, disaggregated by credit quality indicator as of December 31, 2013 and 2012:

(In Thousands)

Internal Risk Rating	2013	2012
AAA	$ -	$ -
AA	26,964	25,920
A	25,763	10,478
BBB	131,846	199,344
BB and Lower	524,091	577,555
Impaired	55,372	17,016
Total	$ 764,036	$ 830,313

Total allowance for loan loss	(15,727)	(15,701)
Mortgage Loans on Real Estate	$ 748,309	$ 814,612

The following table provides an aging of past due commercial mortgage loans as of December 31, 2013 and 2012, based on the recorded investment net of allowances for credit losses.

(In Thousands)

	2013	2012
Current	$ 755,805	$ 830,313

30-59 Days Past Due	8,231	-
60-89 Days Past Due	-	-
Greater Than 90 Days - Accruing	-	-
Greater Than 90 Days - Not Accruing	-	-
Total Past Due	$ 8,231	$ -

Total allowance for loan loss	(15,727)	(15,701)
Total Mortgage Loans on Real Estate	$ 748,309	$ 814,612

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

5.	REAL ESTATE

The Company held four real estate properties for sale at the end of the statement period.  One of the properties was originally acquired by foreclosure from the Company’s mortgage portfolio and the remaining three were acquired through purchase. The properties are expected to be sold within the next statement period.

The Company sold five properties during 2013 that resulted in net realized gains of $44.3 million.  This amount is shown in the Company's Statement of Operations as part of net realized capital gains and losses.  All five properties were disposed of to a former related party in conjunction with the Sale Transaction defined in Note 1.

The Company sold five properties during 2012 including four properties previously impaired that resulted in total net realized gains of $3.4 million as compared to one property sold during 2011 for a net loss of $0.1 million.  These amounts are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

The Company recognized four impairment losses on real estate as of December 31, 2012, as compared to no impairment losses recorded for 2013 or 2011.  All four properties were real estate moved to held for sale during 2012 and were impaired for $1.5 million based on estimated fair value less costs to sell.  The properties were sold during the year for a total realized gain of $0.7 million.  The impairments are shown in the Company's Statement of Operations as part of net realized capital gains and losses.

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on debt securities, preferred stock, mortgages and interest rate swaps which relate to changes in levels of interest rates are charged or credited to the IMR, net of tax, and amortized into income over the remaining contractual life of the security sold.  Realized gains and losses from the remaining investments are reported, net of tax, on the Statement of Operations, but are not included in the computation of net gain from operations.

Changes in unrealized gains and losses from investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

6.	INVESTMENT GAINS AND LOSSES (CONTINUED)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Realized gains (losses):
Debt securities	$ 202,265	$ (341,475)	$ (38,604)
Preferred stocks	-	71	(111)
Common stocks	761	917	67
Common stocks of affiliates	50,283	-	(9)
Mortgage loans	246	(25,080)	(7,140)
Real estate	44,289	1,924	(77)
Cash, cash equivalents and short-terms	108	(1)	15
Other invested assets	(1,965)	476	(223)
Derivative instruments	(185,784)	(38,009)	(48,513)
Subtotal	110,203	(401,177)	(94,595)
Capital gains tax expense (benefit)	28,847	(2,216)	(1,288)
Net realized gains (losses)	81,356	(398,961)	(93,307)
(Gains) losses transferred to IMR (net of taxes)	31,017	(44,975)	(38,415)
Total	$ 112,373	$ (443,936)	$ (131,722)

	Years Ended December 31,
	2013	2012	2011
(In Thousands)
Changes in net unrealized capital (losses)
gains, net of deferred income tax:
Debt securities	$ (2,692)	$ 162,954	$ 19,089
Common stocks	-	(25)	(166)
Common stocks of affiliates	7,614	46,080	12,375
Mortgage loans	(17)	12,218	(2,829)
Derivative instruments	(237,782)	(61,068)	205,495
Other invested assets	(47)	(1,596)	(3,953)
Total	$ (232,924)	$ 158,563	$ 230,011

Deferred tax netted in unrealized capital (losses) gains above, except for common stock of affiliates and other affiliated invested assets, was ($129.5) million, $60.6 million and $117.2 million at December 31, 2013, 2012 and 2011, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Debt securities (unaffiliated)	$ 260,539	$ 357,153	$ 420,578
Preferred stocks	1,342	1,336	1,139
Common stocks	13	-	-
Mortgage loans	48,116	56,621	63,059
Real estate	19,232	28,693	25,810
Contract loans	23,299	24,446	31,580
Cash, cash equivalents and short-terms	14,023	510	819
Derivative instruments	(616,216)	(394,532)	131,554
Other invested assets	9,854	5,660	8,818
Other investment income	3,141	554	3,446
Gross investment (loss) income	(236,657)	80,441	686,803

Interest expense on surplus notes	43,260	42,752	42,583
Investment expenses and other interest expense
on borrowed money	38,744	37,076	38,863
Net investment (loss) income	$ (318,661)	$ 613	$ 605,357

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain.  The total amount of investment income due and accrued excluded from surplus for the years ended December 31, 2013, 2012 and 2011 was $4.0 thousand, $0.2 million, and $0.1 million, respectively.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only.  Interest rate swaps are mainly employed for duration matching purposes.  Combination swaps, comprised of currency and equity returns in combination with interest rate swaps, were used to hedge the Company’s European Medium Term Note program, which matured in 2011.  Beginning in the second quarter of 2005 and continuing into 2006, the Company marketed guaranteed investment contracts to unrelated third parties and entered into funding agreements and interest rate swaps as part of this guaranteed investment program.  The interest rate swaps allowed the Company to lock U.S. dollar fixed rate payments for the life of the contracts.  The Company designated existing interest rate swaps as a cash flow hedge of variable cash payments to be made under the respective funding agreements.  To qualify for hedge accounting treatment, the swap had to be highly effective in mitigating the designated risk of the hedged item.  Effectiveness of the hedge was formally assessed and documented at the inception of each hedging relationship and quarterly throughout the life of the hedging relationship.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Options are used to hedge equity exposure embedded in contracts issued by the Company and to hedge equity exposure embedded in fixed and variable annuity products.  Futures are used to hedge equity exposure included in the equity indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange rates.

Interest rate swaps as well as options, swaptions, and currency swaps are reported at fair value with the unrealized gain or loss reported as an adjustment to surplus.  All futures are marked to market and settled on a daily basis with the gain or loss reported as a component of investment income.  CVAs are necessary to properly reflect the component of fair value of derivative instruments that arises from default risk.  CVAs are based on a methodology that uses CDS spreads as a key input in determining an implied level of expected loss over the total life of the derivative contact. Where no observable CDS spreads are available, the counterparty or Company credit spreads derived from bond yields are used instead.  CVAs are intended to achieve a fair value of the underlying contracts and are normally based on publicly-available information. The CVAs also take into account contractual factors designed to reduce the Company’s credit exposure to each counterparty, such as collateral and legal rights of offset.

CVAs are not recorded for interest rate swaps used as cash flow hedges when proven highly effective.  The Company accounts for its interest rate swaps used as cash flow hedges in accordance with the guidance in SSAP No. 86, Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions, (“SSAP No. 86”).  In accordance with SSAP No. 86, derivatives that qualify for hedge accounting are recognized in a manner consistent with the hedged item.  The interest rate swaps employed by the Company were designated as cash flow hedges of specific funding agreements; and accordingly, if proven highly effective, the swap will be reported at amortized cost, consistent with the hedged funding agreement.  At initial designation, the fair values of the swaps were recorded into surplus with subsequent amortization into income through the maturity date of the funding agreements.  In the event that a swap is not proven highly effective, it will be recorded at fair value with unrealized gains/losses recorded to surplus. At December 31, 2012, all hedges were highly effective.

Market risk is the risk of loss due to market price changes of the derivative instrument or underlying security or index.  To mitigate this risk the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction.  The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features.  Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level.  These triggers apply to both the Company and its counterparty.

At December 31, 2013 and 2012, the Company pledged $371.3 million and $185.2 million, respectively, in U.S. Treasury securities as collateral to counterparties.  At December 31, 2013 and 2012, counterparties pledged to the Company $86.8 million and $175.2 million, respectively, in collateral comprised of cash and U.S. Treasury securities.

Derivatives are carried in accordance with SSAP No. 86.  The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows:

	Outstanding at
	December 31, 2013
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 3,658,000	$ (270,235)	$ -	$ (270,235)
Currency swaps	67,500	(8,553)	-	(8,553)
Payor swaptions	3,040,000	14,432	11,911	2,521
Receiver swaptions	75,000	412	2,126	(1,714)
Equity index options	2,361,498	122,790	94,785	28,005
Total	$ 9,201,998	$ (141,154)	$ 108,822	$ (249,976)

	Outstanding at
	December 31, 2012
	(per SSAP No. 86)

(In Thousands)	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)

Non-hedging interest rate swaps	$ 5,618,430	$ 148,367	$ -	$ 148,367
Hedging interest rate swaps	900,000	(33,863)	(7,065)	(26,798)
Currency swaps	67,500	(9,149)	-	(9,149)
Payor swaptions	3,115,000	12,994	14,037	(1,043)
Equity index options	861,101	35,432	57,766	(22,334)
Total	$ 10,562,031	$ 153,781	$ 64,738	$ 89,043

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

8.	DERIVATIVES (CONTINUED)

At December 31, 2013 and 2012, open futures contracts had a notional value of $3,803.8 million and $5,223.7 million and a fair value of $(6.2) million and $(50.2) million, respectively.  These amounts do not include the component of variation margin that has already been cash settled.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders.  The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement.  To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk.  Management believes that any liability arising from this contingency is unlikely.

On July 31, 2013, the Company consented to a Novation Agreement between the U.S. Branch, a former affiliate, and Barbco 3.  Pursuant to the Novation Agreement, Barbco 3 was substituted as reinsurer under a June 12, 2000 reinsurance agreement between the Company and the U.S. Branch, whereby the Company ceded to the U.S. Branch, on a yearly renewable term basis, certain risks under group flexible premium variable universal life policies.  Refer to Note 2 for further details.

The Company manages a closed block of SPWL insurance policies, a retirement-oriented tax-advantaged life insurance product.  The Company discontinued sales of SPWLs in response to certain tax law changes in the 1980s.  The Company had SPWL policyholder balances of $1.3 billion and $1.4 billion as of December 31, 2013 and 2012, respectively.  On December 31, 2003, this entire block of business was reinsured on a funds withheld basis with SLOC, a former affiliate company.  As discussed in Note 2, in connection with the Sale Transaction, the Company recaptured 100% of the risks reinsured pursuant to this agreement.  The recapture occurred during the first quarter of 2013.

The Company  has a reinsurance agreement with Barbco 3, an affiliate, to cede all of the risks associated with certain in-force corporate and bank-owned variable universal life and private placement variable universal life policies on a combination coinsurance and coinsurance with funds-withheld.  This agreement also provided for the ceding of new business written after the effective date.

Effective January 1, 2010, the Company and Barbco 3 amended the agreement to include coverage of certain corporate and bank-owned variable universal life and private placement variable universal life insurance cases sold between December 31, 2009 and March 31, 2010, inclusive.  Reinsurance coverage continued for all cases sold prior to April 1, 2010.  However, cases sold on or after April 1, 2010 have not been reinsured.  This amendment also enabled the Company to discontinue reinsuring a portion of the covered business that was previously reinsured on a modified coinsurance basis, effective April 1, 2010.  The discontinuance of the business reinsured on a modified coinsurance basis did not have a material impact on the Company’s financial statements.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net-amount-at-risk under certain individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies.  These amounts are reinsured on either a monthly renewable, yearly renewable term, or modified coinsurance basis.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

9.	REINSURANCE (CONTINUED)

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain variable annuity contracts.  These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Premiums and annuity considerations:
Direct	$ 238,879	$ 453,109	$ 3,349,441
Recaptured amount from former affiliate - SPWL	1,331,908	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(18,449)	-	-
Ceded - Affiliated	20,104	(24,101)	(98,654)
Ceded - Non-Affiliated	(13,067)	(13,093)	(20,568)
Net premiums and annuity considerations	$ 1,559,375	$ 415,915	$ 3,230,219

Insurance and other individual policy benefits and claims:
Direct	$ 938,717	$ 968,595	$ 957,552
Assumed - Non-Affiliated	9,254	5,503	6,679
Recaptured amount from former affiliate - SPWL	(27,904)	-	-
Ceded - Affiliated (former affiliate effective August 2, 2013)	(19,825)	-	-
Ceded - Affiliated	(22,462)	(145,408)	(147,092)
Ceded - Non-Affiliated	(29,977)	(24,739)	(9,442)
Net policy benefits and claims	$ 847,803	$ 803,951	$ 807,697

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

10.	RESERVES FOR LIFE CONTRACTS AND DEPOSIT TYPE CONTRACTS

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company.  Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium.  Extra premiums on single premium policies are amortized over ten years.  Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages.  Policies issued subject to a lien are valued as if the full amount were payable without any deduction.  For interest sensitive policies, substandard mortality is reflected in the cost of insurance charges.

As of December 31, 2013 and 2012, the Company had $16.0 million and $18.7 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware.  Reserves (direct and assumed) to cover the above insurance as of December 31, 2013 and 2012 totaled $2.6 million and $3.2 million, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business for which the Tabular Interest is determined from basic policy data for reserving.  The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving.  The Tabular Interest on funds not involving life contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts for which Tabular Interest on funds is determined by formula as described in the instructions.  Other than normal updates of reserves, the only significant reserve changes as of December 31, 2013 and 2012 were the changes in additional reserves held due to asset adequacy analysis testing.  Direct asset adequacy reserves were $236.4 million at December 31, 2013 and 2012, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES

The withdrawal characteristics of general account and separate account annuity reserves and deposits are as follows:

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2013	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$1,223,241	$ -	$1,223,241	5%
At book value less current surrender charge of 5% or more	1,746,504	-	-	1,746,504	7%
At fair value	-	-	18,451,703	18,451,703	76%
Total with adjustment or at fair value	$1,746,504	$1,223,241	$18,451,703	$21,421,448	88%
At book value without adjustment
(minimal or no charge or adjustment)	$ 2,127,038	$ -	$ -	$ 2,127,038	9%
Not subject to discretionary withdrawal	827,001	-	27,588	854,589	3%
Total (Gross: Direct +Assumed)	4,700,543	1,223,241	18,479,291	24,403,075	100%
Reinsurance ceded	30,022	-	-	30,022
Total (net)	$4,670,521	$1,223,241	$18,479,291	$24,373,053

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2012	% of Total

Subject to discretionary withdrawal:
With fair value adjustment	$ -	$ 1,644,686	$ -	$ 1,644,686	6%
At book value less current surrender charge of 5% or more	2,204,320	-	-	2,204,320	9%
At fair value	-	-	18,324,602	18,324,602	70%
Total with adjustment or at fair value	$2,204,320	$ 1,644,686	$18,324,602	$ 22,173,608	85%
At book value without adjustment
(minimal or no charge or adjustment)	$2,099,491	$ -	$ -	$2,099,491	8%
Not subject to discretionary withdrawal	1,786,178	-	27,031	1,813,209	7%
Total (Gross: Direct +Assumed)	6,089,989	1,644,686	18,351,633	26,086,308	100%
Reinsurance ceded	32,494	-	-	32,494
Total (net)	$6,057,495	$ 1,644,686	$18,351,633	$ 26,053,814

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS

The Company has established unitized Separate Accounts applicable to various classes of contracts providing for variable benefits.  Contracts for which funds are invested in unitized variable Separate Accounts include individual and group life and annuity contracts.  The assets (securities) in these unitized accounts are carried at fair value and the investment risk associated with such assets is retained by the contractholder.  These variable products provide minimum death benefits, and in certain annuity contracts, minimum accumulation or withdrawal benefits.  The minimum guaranteed benefit reserves associated with the unitized Separate Accounts are reported in Aggregate reserves for life contracts in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus.

The Company has also established non-unitized Separate Accounts for certain contracts that include a MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts.  The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA Contracts, the assets in the fixed deferred annuity account are carried on a general account basis.

The Company earns separate account fees for providing administrative services and bearing the mortality risks related to variable contracts.  Net investment income, capital gains and losses, and changes in mutual fund asset values on variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Statements of Operations of the general account.

For the current reporting year, the Company reported assets and liabilities from the following products into a Separate Account:

•	Sun Life (U.S.) Variable Life
•	Sun Life (U.S.) Variable Annuity
•	Sun Life (U.S.) Market Value Adjusted Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s general account whereas the non-unitized Separate Account assets are not legally insulated.  The legal insulation of the Separate Account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  In accordance with the domiciliary state procedures for approving items within the Separate Account, the Separate Account classification of legally insulated, vs. not legally insulated, is supported by section 2932 of the Delaware Insurance Code.

The Company maintained separate account assets totaling $30,514.7 million and $31,948.7 million as of December 31, 2013 and 2012, respectively.  As of December 31, 2013 and 2012, the Company’s separate account assets included legally insulated assets of $28,916.1 million and $30,012.1 million, respectively.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

The assets legally insulated and non-legally insulated from the general account as of December 31, 2013 are attributed to the following products/transactions:

Product / Transactions	Legally Insulated	Non- Legally
	Assets	Insulated Assets

(In millions)
Sun Life (U.S.) Variable Life	$ 9,987.9	$ -
Sun Life (U.S.) Variable Annuity	18,928.2	-
Sun Life (U.S.) Market Value Adjusted Annuity	-	1,598.6
Total	$ 28,916.1	$ 1,598.6

Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges.  The resulting surplus is recorded in the general account Statement of Operations as a component of Net Transfers (from) to Separate Accounts.  The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards, and MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.

The Company had $25,902.5 million and $25,687.6 million of non-guaranteed Separate Account reserves and $1,223.2 million and $1,644.7 million of guaranteed Separate Account reserves as of December 31, 2013 and 2012, respectively.

As of December 31, 2013 and 2012, the general account of the Company had a maximum guarantee for Separate Account liabilities of $20,132.6 million and $22,695.0 million, respectively.

To compensate the general account for the risk taken, the Separate Account paid risk charges of $238.7 million, $191.1 million and $182.3 million during the years ended December 31, 2013, 2012 and 2011, respectively.

For the years ended December 31, 2013, 2012 and 2011, the Company’s general account paid $115.6 million, $110.1 million and $88.4 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within the Separate Account.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12.	SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2013 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2013	$ 12,624	$ 275,246	$ 287,870
Reserves at 12/31/2013
For accounts with assets at:
Fair Value	296,456	25,902,465	26,198,921
Amortized Cost	926,785	-	926,785
Total Reserves	$ 1,223,241	$ 25,902,465	$ 27,125,706
By withdrawal characteristics:
With FV adjustment	$ 1,223,241	$ -	$ 1,223,241
At fair value	-	25,874,877	25,874,877
Subtotal	1,223,241	25,874,877	27,098,118
Not subject to discretionary
withdrawal		27,588	27,588
Total	$ 1,223,241	$ 25,902,465	$ 27,125,706

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

12. SEPARATE ACCOUNTS (CONTINUED)

An analysis of the separate account reserves as of December 31, 2012 is as follows:

(In Thousands)	Nonindexed
	Guarantee	Nonguaranteed
	Less than/	Separate
	equal to 4%	Accounts	Total
Premiums, considerations
or deposits for year ended
12/31/2012	$ (164,491)	$ 635,210	$ 470,719
Reserves at 12/31/2012
For accounts with assets at:
Fair Value	350,650	25,687,602	26,038,252
Amortized Cost	1,294,036	-	1,294,036
Total Reserves	$ 1,644,686	$ 25,687,602	$ 27,332,288
By withdrawal characteristics:
With FV adjustment	$ 1,644,686	$ -	$ 1,644,686
At fair value	-	25,660,571	25,660,571
Subtotal	1,644,686	25,660,571	27,305,257
Not subject to discretionary
withdrawal		27,031	27,031
Total	$ 1,644,686	$ 25,687,602	$ 27,332,288

Below is the reconciliation of Net Transfers from Separate Accounts (from) to the Statement of Operations of the Separate Account Statement to the Statement of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2013	2012	2011

Transfers to Separate Accounts	$287,870	$470,719	$2,734,402
Transfers from Separate Accounts	(2,945,712)	(2,685,911)	(2,271,063)
Net Transfers (from) to Separate Accounts on the Statement of Operations	$(2,657,842)	$(2,215,192)	$463,339

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  In determining fair value, the Company uses various methods including market, income and cost approaches.  The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique.  The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus are categorized as follows:

Level 1

•	Unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuations include U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange traded derivatives.

Level 2

•	Quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

· Quoted prices for similar assets or liabilities in active markets,
· Quoted prices for identical or similar assets or liabilities in non-active markets,
· Inputs other than quoted market prices that are observable, and
· Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. Government securities not backed by the full faith and credit of the government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS, CMBS), certain corporate debt, certain private equity investments and certain derivatives.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

Level 3

•
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect management's opinions regarding the assumptions a market participant would use in pricing the asset or liability.  Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS, and CMBS, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

There were no significant changes made in valuation techniques during 2013 or 2012.

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2013 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Debt securities - Unaffiliated (c)
Asset-backed securities	$ -	$ -	$ 1,637	$ 1,637
Residential mortgage-backed securities	-	527	-	527
Commercial mortgage-backed securities	-	-	9,751	9,751
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	904	50,473	-	51,377
Equity contracts	7,650	97,293	17,909	122,852
FX contracts	384	-	-	384
Separate Accounts assets (d)	21,817,296	5,663,362	585,422	28,066,080
Total assets at fair value	$ 21,826,234	$ 5,811,655	$ 614,719	$28,252,608
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (23,791)	$ -	$ (23,791)
Derivative Liabilities (e)
Interest Rate contracts	(827)	(305,864)	-	(306,691)
Equity Contracts	(6,234)	-	-	(6,234)
FX contracts	(468)	(8,554)	-	(9,022)
Total liabilities at fair value	$ (7,529)	$ (338,209)	$ -	$ (345,738)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The Company’s assets and liabilities by classification measured at fair value as of December 31, 2012 were as follows:

(In Thousands)
Description for each class of asset or liability	Level 1	Level 2	Level 3	Total
Assets at fair value:
Preferred stock - Unaffiliated (a)
Industrial and miscellaneous	$ -	$ -	$ -	$ -
Common stock - Unaffiliated (b)
Industrial and miscellaneous	-	-	-	-
Debt securities - Unaffiliated (c)
Asset-backed securities	-	-	19,405	19,405
Residential mortgage-backed securities	-	37,869	6,486	44,355
Commercial mortgage-backed securities	-	13,718		13,718
Industrial and miscellaneous	-	-	-	-
Derivative Assets (e)
Interest Rate contracts	8	269,898	-	269,906
Equity contracts	36,780	4,563		41,343
FX contracts	839	337	-	1,176
Separate Accounts assets (d)	21,405,998	6,476,234	508,231	28,390,463
Total assets at fair value	$ 21,443,625	$ 6,802,619	$ 534,122	$ 28,780,366
Liabilities at fair value:
Separate Accounts (d)	$ -	$ (58,247)	$ -	$ (58,247)
Derivative Liabilities (e)
Interest Rate contracts	(3,353)	(108,873)	-	(112,226)
Equity Contracts	(51,763)	-	-	(51,763)
FX contracts	(1,849)	(9,149)	-	(10,998)
Total liabilities at fair value	$ (56,965)	$ (176,269)	$ -	$ (233,234)

(a) Preferred stocks with NAIC designations between 4 and 6 are carried at the lower of amortized cost or fair value.  Where fair value is less than amortized cost, amounts are included in the table above.

(b) Common stocks are carried at fair value.

(c) Debt securities with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the table above.

(d) Separate Account assets include invested assets carried at fair value, but exclude debt securities and preferred stocks where market risk is guaranteed by the Company and assets carried at amortized cost based on the respective NAIC rating, as well as $1,387.4 million and $2,186.6 million of investment income and receivables due at December 31, 2013 and 2012, respectively, which are included in the Separate Account assets on the Statement of Admitted Assets, Liabilities, and Capital Stock and Surplus.  Separate Account liabilities include derivative liabilities carried at fair value.

(e) The derivatives included in the leveling descriptions are carried at fair value.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2013 and December 31, 2012.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2013:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2013			included in	included in					12/31/2013
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	19,405	-	-	807	26	89	-	-	(18,690)	1,637
Residential mortgage-backed securities	6,486	-	-	(1,109)	-	-	-	(4,610)	(767)	-
Commercial mortgage-backed securities	-	10,790	-	(518)	(4,416)	-	-	-	3,895	9,751
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	-	-	(7,844)	-	3,930	21,823	-	-	-	17,909
Separate Accounts assets	508,231	75,447	(15,879)	(185)	30,808	82,737	-	(59,680)	(36,057)	585,422
Total Assets	$ 534,122	$ 86,237	$ (23,723)	$ (1,005)	$ 30,348	$ 104,649	$ -	$ (64,290)	$ (51,619)	$ 614,719

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the twelve-month period ended December 31, 2012:

	Beginning	Transfers Into	Transfers Out	Total gains	Total gains	Purchases	Issuances	Sales	Settlements	Ending
	Balance at	Level 3	of Level 3	and (losses)	and (losses)					Balance at
	1/1/2012			included in	included in					12/31/2012
(In Thousands)				Net Income	Surplus
Assets:
Common stock	$ 3,824	$ -	$ -	$ 670	$ 16	$ -	$ -	$ (4,510)	$ -	$ -
Debt securities - Unaffiliated
Asset-backed securities	23,157	16	(8,425)	(1,220)	7,018	-	-	(618)	(523)	19,405
Residential mortgage-backed securities	29,857	4,381	(27,719)	(4,885)	5,671	-	-	-	(819)	6,486
Industrial and miscellaneous	-	-	-	-	-	-	-	-	-	-
Derivative Assets	5,193	-	-	-	-	-	-	-	(5,193)	-
Separate Accounts assets	518,053	31,673	(4,931)	585	8,078	266,219	11,512	(266,621)	(56,337)	508,231
Total Assets	$ 580,084	$ 36,070	$ (41,075)	$ (4,850)	$ 20,783	$ 266,219	$ 11,512	$ (271,749)	$ (62,872)	$ 534,122

The Company transfers assets into or out of Level 3 at the fair value as of the beginning of the reporting period.  Transfers made were the result of changes in the level of observability of inputs used to price the assets or changes in NAIC ratings.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2013:

	Valuation	Significant	Fair Value	Range	Weighted
	Techniques	Unobservable			Average
		Inputs
(In Thousands)
Debt securities - Unaffiliated
Asset-backed securities	Held at Cost	N/A	$ 1,548	N/A	N/A
	Matrix Pricing	Spreads	89	N/A	N/A
Commercial mortgage-backed securities	Matrix Pricing	Discount Rates	9,751	3-34%	21%
Derivative Assets
Separate Accounts assets	Matrix Pricing	Spreads	11,435	N/A	N/A
	Market Pricing	Quoted Prices	110,715	87-123	$ 102
Total Assets			$ 133,538

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2013:

(In Thousands)	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)
Cash, cash equivalents and
short-term investments	$ 1,440,125	$1,440,125	$ 374,434	$1,065,691	$	$ -
Debt securities	4,833,793	4,759,852	604,633	2,383,464	1,845,696	-
Preferred stocks	21,696	23,150	-	20,599	1,097	-
Mortgages loans on real estate	779,201	748,309	-	-	779,201	-
Derivatives – options and swaptions	137,634	137,634	7,587	112,138	17,909	-
Derivatives – swaps and forwards	35,629	35,629	-	35,629	-	-
Derivatives- futures	1,350	1,350	1,350	-	-	-
Contract loans	536,003	537,058	-	-	536,003	-
Other invested assets	184,991	183,199	-	19,098	165,893	-
Separate account assets	29,158,501	29,127,294	21,875,212	6,393,515	889,774	-

Contractholder deposit funds and other
policyholder liabilities	(185,647)	(184,482)	-	-	(185,647)	-
Derivatives – swaps and forwards	(314,418)	(314,418)	-	(314,418)	-	-
Derivatives- futures	(7,529)	(7,529)	(7,529)	-	-	-
Separate account liabilities	(32,595)	(32,595)	-	-	(32,595)	-

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

The following table presents the carrying amounts and estimated fair value of the Company’s financial instruments as of December 31, 2012:

(In Thousands)
	Aggregate	Admitted				Not Practicable
Type of Financial Instrument	Fair Value	Assets	Level 1	Level 2	Level 3	(Carrying Value)

Cash, cash equivalents and	$ 341,431	$ 341,431	$ 341,431	$ -	$ -	$ -
short-term investments
Debt securities	7,731,439	7,308,199	1,101,108	6,326,443	303,888	-
Preferred stocks	22,833	23,000	-	21,677	1,156	-
Mortgages loans on real estate	870,010	814,612	-	-	870,010	-
Derivatives – options and swaptions	48,426	48,426	30,869	17,557	-	-
Derivatives – swaps and forwards	257,241	257,241	-	257,241	-	-
Derivatives- futures	6,758	6,758	6,758	-	-	-
Contract loans	610,742	564,071	-	-	610,742	-
Other invested assets	33,668	30,569	-	20,542	13,126	-
Separate account assets	29,859,238	29,761,545	21,456,900	7,711,370	690,968	-

Contractholder deposit funds and other
policyholder liabilities	(1,088,797)	(1,128,331)	-	-	(1,088,797)	-
Long-term debt to affiliates	(100,000)	(100,000)	-	-	(100,000)	-
Derivatives – swaps and forwards	(151,886)	(125,088)	-	(151,886)	-	-
Derivatives- futures	(56,965)	(56,965)	(56,965)	-	-	-
Separate account liabilities	(91,958)	(91,958)	-	(58,247)	(33,711)	-

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents and short-term investments – The carrying value for cash, cash equivalents and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Debt securities – The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes and pricing models.  Prices are first sought from third-party pricing services with the remaining unpriced securities priced using one of the other two methods.  Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date.  In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages.  The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations.  Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds.

In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS.  These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral.  Actual prepayment experience may vary from these estimates.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market.  Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any) and other factors may not reflect those of an active market.

Common and Preferred Stocks – The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices.  Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price the equity securities for which the quoted market price is not available.

Mortgage loans – The fair values of mortgage loans are estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The fair values of swaps are based on current settlement values, dealer quotes and market prices.  Fair values for options and futures are also based on dealer quotes, internal models and market prices.

Contract loans - The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets - Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTC”), surplus debentures, collateral loans and equipment lease trusts.  The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures and collateral loans are based upon the same methods used for other private placements as described above.

Separate Accounts – The estimated fair values of assets and liabilities are valued with the same methodology described above.  The difference between Separate Account assets and liabilities reflected above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are considered non-financial instruments.

Contractholder deposit funds - The fair values of the Company’s general account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) are estimated using discounted cash flow analyses or surrender values.  Those contracts that are deemed to have short-term guarantees have a carrying amount equal to the estimated fair value.

Debt - The fair value of debt is based on future cash flows discounted at the stated interest rate, considering all appropriate terms of the related agreements.  Due to certain provisions included in such agreements, whereby the issuer of the notes has the ability to call each note at par, the fair value is equal to par value.  Debt includes borrowed money and surplus funds.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.                 FEDERAL INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of DTAs and to establish a valuation allowance if necessary to reduce the DTA to an amount which is more likely than not to be realized.  Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance.  In connection with the Sale Transaction as defined in Note 1, the Company and its Former Parent will make an election under Treasury Regulation Section 1.1502-36(d) for the Former Parent to retain the Company’s tax attributes as of July 31, 2013 related to the Company’s net operating loss carryforward, capital loss carryforward and deferred acquisition cost.  The Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013 and the DTAs related to these items were transferred to the Former Parent as of July 31, 2013.  Therefore, since the valuation allowance recorded at December 31, 2012 was related specifically to these items and the fact that they were to be retained by the Former Parent, the valuation allowance was released on July 31, 2013.

The following table provides the components of the Company’s net DTAs and DTLs as of December 31, 2013 and 2012.

(In Thousands)	December 31, 2013			December 31, 2012			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 557,865	$1,156,141	$ 17,856	$1,173,997	$(604,132)	$ (12,000)	$(616,132)
Statutory Valuation Allowance Adjustments	-	-	-	(361,941)	(17,856)	(379,797)	361,941	17,856	379,797
Adjusted Gross Deferred Tax Assets	552,009	5,856	557,865	794,200	-	794,200	(242,191)	5,856	(236,335)
Deferred Tax Assets Nonadmitted	291,163	5,853	297,016	392,830	-	392,830	(101,667)	5,853	(95,814)
Subtotal Net Admitted Deferred Tax Assets	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net Admitted Deferred Tax Assets /
(Net Deferred Tax Liabilities)	$ 184,237	$ -	$ 184,237	$ 161,198	$ -	$ 161,198	$ 23,039	$ -	$ 23,039

The following table provides component amounts of the Company's net admitted DTA calculation by tax character.

	December 31, 2013			December 31, 2012			Change
(In Thousands)
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total

Admission Calculation Components
SSAP No. 101
(a) Admitted Pursuant to 11.a.	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -
(b) Admitted Pursuant to 11.b.
(lesser of 11.b.i. or 11.b.ii.)	184,237	-	184,237	161,198	-	161,198	23,039	-	23,039
(c) 11.b.i	-	-	234,926	-	-	459,248	-	-	-
(d) 11.b.ii	-	-	184,237	-	-	161,198	-	-	-
(e) Admitted Pursuant to 11.c.	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
(f) Total admitted under 11.a. - 11.c.	260,846	3	260,849	401,370	-	401,370	(140,524)	3	(140,521)
(g) Deferred Tax Liabilities	76,609	3	76,612	240,172	-	240,172	(163,563)	3	(163,560)
Net admitted Deferred Tax Assets
Deferred Tax Liabilities	$ 184,237	$ -	$184,237	$161,198	$ -	$161,198	$ 23,039	$ -	$ 23,039

	2013	2012

Ratio Percentage Used To Determine Recovery Period
And Threshold Limitation Amount	1175%	893%

Amount Of Adjusted Capital And Surplus Used To
Determine Recovery Period And Threshold Limitation
Above	$ 1,226,182,653	$ 1,074,655,679

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The following table provides the impact of tax planning strategies, if used in the Company's SSAP No. 101 calculation, on adjusted gross and net admitted DTAs.

	December 31, 2013		December 31, 2012		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets
and Net Admitted Deferred Tax Assets, by Tax
Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$ 552,009	$ 5,856	$ 794,200	$ -	$ (242,191)	$ 5,856
Percentage of Adjusted Gross Deferred Tax Assets
by Tax Character Attributable to the
Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$ 260,846	$ 3	$ 401,370	$ -	$ (140,524)	$ 3
Percentage of Net Admitted Adjusted
Gross Deferred Tax Assets by Tax Character Because
of the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

The Company did not utilize tax planning strategies in the calculation of its adjusted gross DTAs and net admitted DTAs.

The Company has no temporary difference for which a DTL has not been established.

The following tables provide the Company's significant components of income taxes incurred and the changes in DTAs and DTLs.

(In Thousands)	December 31, 2013	December 31, 2012	December 31, 2011
Current Income Tax
Federal tax benefit from operations	$ (84,275)	$ (84,977)	$ (37,926)
Federal tax expense on prior period adjustment	-	-	-
Federal income tax on net capital gains	28,847	(2,216)	9,659
Utilization of capital loss carry-forwards	-	-	(10,948)
Federal tax (benefit) expense on stock options	(539)	184	(982)
Current income tax benefit	$ (55,967)	$ (87,009)	$ (40,197)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

(In Thousands)	December 31, 2013	December 31, 2013	Change
Deferred Tax Assets:

Ordinary
Policyholder reserves	$ 242,306	$ 517,331	$ (275,025)
Investments	204,640	213,028	(8,388)
Deferred acquisition costs	2,753	119,385	(116,632)
Net operating loss carry-forward	59,040	242,556	(183,516)
Other (including items <5% of total ordinary tax assets)	43,270	63,841	(20,571)
Total ordinary Deferred Tax Assets	$ 552,009	$ 1,156,141	$ (604,132)
Statutory valuation allowance adjustment	-	361,941	(361,941)
Nonadmitted	291,163	392,830	(101,667)
Admitted ordinary Deferred Tax Assets	$ 260,846	$ 401,370	$ (140,524)
Capital:
Investments	-	-	-
Net capital loss carry-forward	5,856	17,856	(12,000)
Subtotal	$ 5,856	$ 17,856	$ (12,000)
Statutory valuation allowance adjustment	-	17,856	(17,856)
Nonadmitted	5,853	-	5,853
Admitted capital Deferred Tax Assets	$ 3	$ -	$ 3
Admitted Deferred Tax Assets	$ 260,849	$ 401,370	$ (140,521)
Deferred Tax Liabilities:
Ordinary
Investments	$ -	$ 135,748	$ (135,748)
Policyholder reserves	76,332	89,539	(13,207)
Other (including items <5% of total ordinary tax liabilities)	277	14,885	(14,608)
Subtotal	$ 76,609	$ 240,172	$ (163,563)
Capital:
Investments	3	-	3
Subtotal	$ 3	$ -	$ 3
Deferred Tax Liabilities	$ 76,612	$ 240,172	$ (163,560)
Net admitted Deferred Tax Assets / Deferred Tax Liabilities	$ 184,237	$ 161,198	$ 23,039

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The change in net deferred income taxes is comprised of the following:

(In Thousands)
Description	December 31, 2013	December 31, 2012	Change
Total Deferred Tax Assets	$ 557,865	$ 1,173,997	$ (616,132)
Total Deferred Tax Liabilities	76,612	240,172	(163,560)
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 933,825	$ (452,572)
Statutory valuation allowance	-	(379,797)	379,797
Net Deferred Tax Assets / Deferred Tax Liabilities	$ 481,253	$ 554,028	$ (72,775)

Tax effect of unrealized (gains)/losses			129,520
Change in net deferred income tax			$ (202,295)

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate of 35% to income before income taxes.  The significant items causing this difference at December 31, 2013, 2012 and 2011 were as follows:

(In Thousands)	December 31, 2013			December 31, 2012			December 31, 2011

Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net gain from operations	$ 486,232	$ 170,182	28.5%	$ (41,797)	$ (14,629)	3.3%	$ (423,255)	$ (148,139)	28.6%
Pre-tax capital gains - Pre IMR		38,571	6.5%		(140,412)	31.7%		(33,108)	6.4%
Dividends Received Deduction		(14,000)	-2.3%		(14,000)	3.2%		(14,000)	2.7%
Tax Credits		(4,752)	-0.8%		(4,739)	1.1%		(4,281)	0.8%
Non-deductible expenses		496	0.1%		545	-0.1%		669	-0.1%
Change in tax contingency reserves		(2,271)	-0.4%		(1,860)	0.4%		1,676	-0.3%
Reversal of IMR		(20,514)	-3.4%		(4,743)	1.1%		(8,270)	1.6%
Change in non-admitted assets		(2,259)	-0.4%		4,763	-1.1%		1,605	-0.3%
Prior year adjustments		(572)	-0.1%		(2,455)	0.6%		(5,728)	1.1%
Retained Deferred Tax Asset		347,765	58.2%		-	0.0%		-	0.0%
Change in statutory valuation allowance		(379,797)	-63.7%		379,797	85.9%		-	0.0%
Other		13,479	2.3%		(1,509)	0.3%		-	0.0%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

Federal income taxes incurred		$ (55,967)	-9.4%		$ (87,009)	19.6%		$ (40,197)	7.8%
Change in net deferred income taxes		202,295	33.9%		287,767	-65.0%		(169,379)	32.7%
Total statutory income taxes		$ 146,328	24.5%		$ 200,758	-45.4%		$ (209,576)	40.5%

At December 31, 2013, the Company had $168.8 million of net operating loss carryforwards, which will begin to expire, if not utilized, in 2028.  At December 31, 2013, the Company had $16.7 million of capital loss carryforwards which will expire if not utilized in 2018.  At December 31, 2013, the Company had $12.5 million of foreign tax credit carryforwards, which will begin to expire if not utilized, in 2020.  At December 31, 2013, the Company had $10.1 million of LIHTC carryforwards, which will begin to expire, if not utilized, in 2030.  At December 31, 2013, the Company had no minimum tax credit carryforwards.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

At December 31, 2013, the Company has no income taxes incurred in the current or preceding years that will be available for recoupment in the event of future net losses.

The Company has no deposits admitted under section 6603 of the Internal Revenue code.

A reconciliation of the beginning and ending balances of tax contingencies computed in accordance with SSAP No. 101 and SSAP No. 5R is as follows:

(In Thousands)	2013	2012
Balance, beginning of year	$ 1,477	$ 1,477
Gross increases related to tax positions in prior years	1,820	-
Gross decreases related to tax positions in prior years	-	-
Gross increases related to tax positions in current year	-	-
Settlements with Former Parent	(3,297)	-
Close of tax examinations/statutes of limitations	-	-
Balance, end of year	$ -	$ 1,477

The Company recognizes interest accrued related to unrecognized tax benefits (“UTB”) in income tax expense.  The Company had no accrued interest balance as of December 31, 2013.  The Company had an accrued interest balance of $6.3 million as of December 31, 2012. The Company recognized $0.5 million and $2.9 million in gross interest benefit related to UTB during the years ended December 31, 2013 and 2012, respectively.  The Company has not accrued any penalties related to UTB.

Tax years prior to 2003 are closed to examination and audit adjustments under the applicable statute of limitations.  The Company is subject to ongoing examinations for subsequent tax years as a member of the Former Parent’s consolidated federal income tax returns.  Tax years 2007, 2008 and 2009 for the consolidated return are in the initial stages of the appeals process.  The 2003 through 2006 tax years for the consolidated return are still in the appeals process with the Internal Revenue Service (the “IRS”).  Although the Company remains jointly and severally liable for consolidated tax liabilities, the Company is held harmless by the Former Parent in accordance with the Sale Transaction agreement and believes that the possibility of a tax liability for the pre-sale tax years is remote.  Additionally, the Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of income, or cash flows.  Therefore, the Company did not record a liability for UTB at December 31, 2013.  As of December 31, 2013, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

14.	FEDERAL INCOME TAXES (CONTINUED)

The Company will file a consolidated federal income tax return for the stub period January 1, 2013 to July 31, 2013 with the following affiliates and former affiliates:

Sun Life Assurance Company of Canada - U.S. Operations Holdings, Inc.	Professional Insurance Company
Sun Life Financial (U.S.) Holdings, Inc.	Massachusetts Financial Services Company
Sun Life Financial (Japan), Inc.	MFS Investment Management K.K.
Sun Life Financial (U.S.) Finance, Inc.	MFS Fund Distributors, Inc.
Sun Canada Financial Co.	MFS Service Center, Inc.
Sun Life Financial Distributors, Inc.	MFS Institutional Advisors, Inc.
Clarendon Insurance Agency, Inc.*	MFS Heritage Trust Company
Sun Life of Canada (U.S.) Holdings, Inc.	California Benefits Dental Plan
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Sun Life Administrators (U.S.), Inc.
Independence Life and Annuity Company	Dental Holdings, Inc.
Sun Life Insurance and Annuity Company of New York*	Sun Life Financial (U.S.) Services Company, Inc.
Sun Life Financial (U.S.) Reinsurance Company

*As a result of the Sale Transaction described in Note 1, the Company and its affiliates exited the consolidated group mentioned above as of August 2, 2013.  The Company will file a separate consolidated federal income tax return for the period August 1, 2013 to December 31, 2013 with its subsidiary, SLNY, and will continue to do so in future tax years under Internal Revenue Code Section 1504 (c)(1).  Clarendon will file a stand-alone tax return through 2018 until it is allowed to join the new consolidated group in 2019 per Internal Revenue Code Section 1504 (c)(2)(A).

The method of allocation of the total consolidated federal income tax among the members of the consolidated tax group is subject to written agreements, approved by the Board of Directors.  Under these agreements, income tax amounts are allocated based upon the separately calculated liability of each consolidated member of the group with credit provided for losses that were utilized by other group members.  Following the Sale Transaction, the Company exited the Former Parent’s consolidated federal income tax return and is no longer a party to the tax allocation agreement with its former affiliates.  Final tax settlements were agreed to with the Former Parent and no future tax allocations are expected to occur with the Former Parent.

For periods after the Sale Transaction, a formal tax allocation agreement has not yet been implemented, but the methodology remains the same except that the members of the group have changed.  Allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group.  Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

As of December 31, 2013 and 2012, the Company had 6,437 shares issued and outstanding with a par value of $1000 per share.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers.  Pursuant to Delaware's statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Commissioner is limited to the greater of:  (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company's statutory net gain from operations for the preceding calendar year.  Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner.  In connection with the change in control of the Company effective August 1, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below three hundred percent of Company Action Level NAIC risk-based capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

No dividends were paid to the Parent or Former Parent during 2013 or 2012.  Extraordinary dividends of $300 million were paid to the Former Parent during 2011.

As discussed in Note 2, there were two distributions from gross paid in and contributed surplus during 2013, to the Former Parent.

The Company recorded a restatement of gross paid-in and contributed surplus and unassigned funds under a quasi-reorganization pursuant to SSAP No. 72, Surplus and Quasi-reorganizations.  The restatement was recorded as of June 30, 2013 and did not change the Company’s total surplus. The quasi-reorganization was approved by the Department.

The impact of the quasi-reorganization was as follows:

(In Thousands)
	Change in Year Surplus	Change in Gross Paid-in and
	(Unassigned Funds)	Contributed Surplus

2013	$ 1,851,883	$ (1,851,883)

*Reset of surplus effective June 30, 2013.  Unassigned surplus adjusted for the net impact of OTTI recorded on hybrid securities totaling $12,589,924.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

16.	RISK-BASED CAPITAL

Life and health insurance companies are subject to certain Risk-based Capital (“RBC”) requirements as specified by the NAIC.  The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products.  The Company has met the minimum RBC requirements at December 31, 2013 and 2012.

17.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent commitments

The Company had commitments for partnership investments of $3.7 million and $11.5 million as of December 31, 2013 and 2012, respectively.

Regulatory and industry developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants.  Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments.  Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

The liquidation of Executive Life Insurance Company, along with other insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations, will result in retrospective premium-based guaranty fund assessments against the Company.  Based on the best information available, the Company has recorded an accrued liability of $4.1 million and $10.2 million for guaranty fund assessments as of December 31, 2013 and 2012, respectively.  The Company does not know the period over which the guaranty fund assessments are expected to be paid.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the DRD on separate account assets held in connection with variable annuity contracts.  Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD.  On May 30, 2010, the IRS issued an Industry Director Directive which makes it clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

New DRD regulations that the IRS proposes for issuance on this matter will be subject to public comment, at which time the insurance industry and other interested parties will have the opportunity to raise comments and questions about the content, scope, and application of new regulations.  This issue was included in the 2012-2013 Priority Guidance Plan, issued on November 19, 2012, as one of the projects the IRS intended to work on in 2013.  The IRS did not reach any conclusion in 2013 and therefore included the issue again in the 2013-2014 Priority Guidance Plan issued on January 29, 2014.  The timing, substance, and effective date of the new regulations are unknown, but they could result in the elimination of some or all of the separate account DRD tax benefit that the Company ultimately receives.  For the years ended December 31, 2013, 2012 and 2011, the Company’s financial statements reflect benefits of $13.4 million, $11.6 million and $13.8 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements.  The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws.  The Company believes any potential liability under these agreements is neither probable nor estimable.  Therefore, the Company has not recorded any associated liability.

Under the Stock Purchase Agreement (“SPA”) among SLF and its affiliates and the Parent, SLF is required to indemnify the Parent, the acquired companies, including the Company and SLNY, and their respective affiliates from and against (i) breach by SLF of customary representations, warranties and covenants of SLF set forth in the SPA and (ii) other specified matters, including losses arising from pending or threatened litigation as of the signing or closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF and its affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by SLNY, certain environmental liability and certain liabilities arising under unclaimed property law.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2013 and reported in the current financial statements:

•	Repurchase agreements posted collateral which were reported as bonds and preferred stocks.
•	Reverse repurchase agreements posted cash collateral which was reported as cash equivalents.
•	Certain bonds were on deposit with governmental authorities as required by law.
•	Certain cash deposits were held in a mortgage escrow account (see "Other restricted assets" below)
•	Derivative cash collateral received was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below.)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are restricted assets (including pledged assets):

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Subject to contractual obligation for which liability is not shown	$ -	$ -	$ -	$ -	$ -	$ -	$ -	$ -	0%	0%
Collateral held under security lending agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to repurchase agreements	449,188	-	-	-	449,188	-	449,188	449,188	1%	1%
Subject to reverse repurchase agreements	499,591	-	-	-	499,591	-	499,591	499,591	1%	1%
Subject to dollar repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Subject to dollar reverse repurchase agreements	-	-	-	-	-	-	-	-	0%	0%
Placed under option contracts	-	-	-	-	-	-	-	-	0%	0%
Letter stock or securities restricted as to sale	-	-	-	-	-	-	-	-	0%	0%
On deposit with states	4,223	-	-	-	4,223	4,225	(2)	4,223	0%	0%
On deposit with other regulatory bodies	-	-	-	-	-	-	-	-	0%	0%
Pledged as collateral not captured in other categories	60,610	-	-	-	60,610	88,952	(28,342)	60,610	0%	0%
Other restricted assets	7,222	-	-	-	7,222		7,222	7,222	0%	0%
Total	$ 1,020,834	$ -	$ -	$ -	$1,020,834	$ 93,177	$ 927,657	$ 1,020,834	2%	2%

The following are assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Derivative collateral	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

Total	$ 60,610	$ -	$ -	$ -	$ 60,610	$ 88,952	$ (28,342)	$ 60,610	0%	0%

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

17.	COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED)

The following are Other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate).

	Gross Restricted

(In Thousands)	Current Year								Percentage
										Admitted Restricted to Total Admitted Assets

			Total Separate Account (S/A) Restricted Assets						Gross Restricted Total Assets
	Total General Account (G/A)	G/A Supporting S/A Activity				Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted
Description of Assets				S/A Assets Supporting G/A Activity	Total

Mortgage escrow	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Total	$ 7,222	$ -	$ -	$ -	$ 7,222	$ -	$ 7,222	$ 7,222	0%	0%

Lease Commitments

Effective August 1, 2013, the Company entered into a lease agreement for its home office.  Rental expenses for 2013 were $0.9 million.  Future minimum lease payments are $3.6 million.

From January 1, 2011 to July 31, 2013, the Company leased equipment under non-cancelable operating lease agreements.  Rental expenses, including allocated amounts, for 2013, 2012 and 2011 were approximately $2.5 million, $5.4 million and $5.7 million, respectively.

18.	SUBSEQUENT EVENTS

On March 26, 2014, the Company paid an ordinary dividend of $185.0 million to the Parent.

On April 1, 2014, the Company entered into a $500.0 million Revolving Credit Facility (the"Facility") with Bank of America Merrill Lynch.  Borrowings under the Facility may be used for general corporate purposes.  Borrowings bear interest at LIBOR + 125 basis points, with a commitment fee of 30 basis points for any unused portion of the Facility, and the Facility has a 180 day tenor.  The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account.

Subsequent events were evaluated through the issuance of the audited statutory financial statements, which were made available on April 29, 2014.  No events were identified subsequent to the filing of the Company’s Annual Statement on March 1, 2014, other than those disclosed above.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Wholly-Owned Subsidiary of Delaware Life Holdings, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2013 AND 2012 AND FOR THE YEARS ENDED DECEMBER 31, 2013, 2012 AND 2011

19.	SSAP No. 43R: OTHER THAN TEMPORARY IMPAIRMENTS

The following OTTI were recognized during the statement year on LBSS that the Company had either the intent to sell or the inability to hold until recovery.

	(1)	(2)		(3)
	Amortized Cost	OTTI Recognized in Loss		Fair Value
	Basis Before OTTI			1 - (2a + 2b)
		2(a)	2(b)
(In Thousands)		Interest	Non-Interest

a. Intent to sell	$ 320,782	$ -	$ 26,568	$ 294,214
b. Inability or lack of intent to retain the investment in the	-	-	-	-
security for a period of time sufficient to recover the
amortized cost basis

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sun Life Assurance Company of Canada (U.S.) and the Participants of Sun Life Assurance Company of Canada (U.S.) Variable Account I:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Alger Growth & Income Portfolio I-2 Sub-Account, Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, DWS Small Mid Cap Value VIP Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Growth Portfolio (Service Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account, Goldman Sachs VIT Mid Cap Value Fund I Sub-Account, Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco V.I. American Franchise Fund Series I Sub-Account, Invesco V.I. American Value Fund Series II Sub-Account, Invesco V.I. Comstock Fund Series II Sub-Account, Invesco V.I. Equity and Income Fund II Sub-Account, Invesco V.I. Growth and Income Fund I Sub-Account, Invesco V.I. Mid Cap Growth Fund Series I Sub-Account, M Large Cap Value Fund Sub-Account, M Capital Appreciation Fund Sub-Account, M International Equity Fund Sub-Account, M Large Cap Growth Fund Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I New Discovery Series Initial Class Sub-Account, MFS VIT I Research Bond Series Initial Class Sub-Account, MFS VIT I Research Series Initial Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT Total Return Series Initial Class Sub-Account, MFS VIT Total Return Series Service Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account, MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Fund/VA (Service Shares)  Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi- Asset Portfolio Admin. Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Wanger USA Sub-Account at December 31, 2013, and the results of each of their operations, and the changes in each of their net assets for the year then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements are the responsibility of the Sun Life Assurance Company of Canada (U.S.)’s management; our responsibility is to express an opinion on these financial statements based on our audit.  We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audit, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

April 29, 2014
Hartford, CT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Participants of Sun Life of Canada (U.S.) Variable Account I and the Board of Directors of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”):

We have audited the accompanying statements of assets and liabilities of Alger Growth & Income Portfolio I-2 Sub-Account, Alger Mid Cap Growth Portfolio I-2 Sub-Account, Alger Small Cap Growth Portfolio I-2 Sub-Account, AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account, AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account, AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account, AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account, American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account, American Funds Insurance Series Bond Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Fund Class 2 Sub-Account, American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account, American Funds Insurance Series Growth Fund Class 2 Sub-Account, American Funds Insurance Series Growth Income Fund Class 2 Sub-Account, American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account, American Funds Insurance Series International Fund Class 2 Sub-Account, BlackRock Global Allocation V.I. Fund (Class III) Sub-Account, Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account, Delaware VIP Smid Cap Growth Series Standard Class Sub-Account, Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account, DWS Dreman Small Mid Cap Value VIP - Class A Sub-Account, DWS Small Cap Index VIP - Class B Sub-Account, Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account, Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account, Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Growth Portfolio (Service Class) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account, Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account, Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account, Fidelity VIP Money Market Portfolio (Service Class) Sub-Account, Fidelity VIP Overseas Portfolio (Service Class) Sub-Account, First Eagle Overseas Variable Fund Sub-Account, Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account, Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account, Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account, Goldman Sachs VIT Mid Cap Value Fund I Sub-Account, Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account, Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account, Invesco V.I. Capital Appreciation Fund (Series I) Sub-Account, Invesco V.I. Capital Development Fund (Series I) Sub-Account, Invesco V.I. Core Equity Fund I Sub-Account, Invesco V.I. International Growth Fund I Sub-Account, Invesco V.I. Small Cap Equity Fund I Sub-Account, Invesco Van Kampen V.I. American Franchise Fund (Series I) Sub-Account, Invesco Van Kampen V.I. American Value Fund (Series II) Sub-Account, Invesco Van Kampen V.I. Comstock Fund Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund II Sub-Account, Invesco Van Kampen V.I. Growth and Income Fund I Sub-Account, Invesco Van Kampen V.I. Mid Cap Growth Fund (Series I) Sub-Account, M Business Opportunity Value Fund Sub-Account, M Capital Appreciation Fund Sub-Account, M International Equity Fund Sub-Account, M Large Cap Growth Fund Sub-Account, MFS Growth Portfolio Initial Class Sub-Account, MFS VIT I Growth Series Initial Class Sub-Account, MFS VIT I Mid Cap Growth Series Initial Class Sub-Account, MFS VIT I New Discovery Series Initial Class Sub-Account, MFS VIT I Research Bond Series Initial Class Sub-Account, MFS VIT I Research Series Initial Class Sub-Account, MFS VIT I Value Series Initial Class Sub-Account, MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account, MFS VIT II Bond Portfolio S Class Sub-Account, MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account, MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account, MFS VIT II Government Securities Portfolio I Class Sub-Account, MFS VIT II Government Securities Portfolio S Class Sub-Account, MFS VIT II High Yield Portfolio Initial Class Sub-Account, MFS VIT II International Growth Portfolio I Class Sub-Account, MFS VIT II International Growth Portfolio S Class Sub-Account, MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account, MFS VIT II Money Market Portfolio Initial Class Sub-Account, MFS VIT II New Discovery Portfolio I Class Sub-Account, MFS VIT II Research International Portfolio S Class Sub-Account, MFS VIT II Total Return Portfolio I Class Sub-Account, MFS VIT II Total Return Portfolio S Class Sub-Account, MFS VIT II Utilities Portfolio I Class Sub-Account, MFS VIT II Utilities Portfolio S Class Sub-Account, MFS VIT II Value Portfolio I Class Sub-Account, MFS VIT II Value Portfolio S Class Sub-Account, MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account, MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account, MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account, MFS

VIT III Growth Allocation Portfolio Initial Class Sub-Account, MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account, MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account, MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account, MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account, MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account, Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account, Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account, Oppenheimer Global Securities Fund/VA (Service Shares) Sub-Account, Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account, PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account, PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account, PIMCO VIT Global Multi- Asset Portfolio Admin. Class Sub-Account, PIMCO VIT Real Return Portfolio Admin Class Sub-Account, PIMCO VIT Total Return Portfolio Admin Class Sub-Account, SC AllianceBernstein International Value (Initial Class) Sub-Account, SC BlackRock International Index Fund (Initial Class) Sub-Account, SC BlackRock Large Cap Index Fund (Initial Class) Sub-Account, SC Davis Venture Value Fund (Initial Class) Sub-Account, SC Invesco Small Cap Growth Initial Class Sub-Account, SC Lord Abbett Growth & Income Fund (Initial Class) Sub-Account, SC PIMCO High Yield Fund (Initial Class) Sub-Account, SC PIMCO Total Return (Initial Class) Sub-Account, SC WMC Blue Chip Mid Cap Fund (Initial Class) Sub-Account, SC WMC Large Cap Growth Fund (Initial Class) Sub-Account, Sun Capital Investment Grade Bond Fund (Initial Class) Sub-Account, Sun Capital Money Market Fund (Initial Class) Sub-Account, T. Rowe Price Blue Chip Growth Portfolio Sub-Account, and Wanger USA Sub-Account of Sun Life of Canada (U.S.) Variable Account I (collectively the "Sub-Accounts"), as of December 31, 2012, and the related statements of operations and the statements of changes in net assets for each of the periods presented.  These financial statements are the responsibility of the Sponsor’s management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Sub-Accounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Sub-Accounts’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the mutual fund companies.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2012, and the results of their operations and the changes in their net assets for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
April 24, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 2013

Assets:Investments at fair value:Alger Growth & Income Portfolio I-2 Sub-Account (AL2)Alger Mid Cap Growth Portfolio I-2 Sub-Account (AL4)Alger Small Cap Growth Portfolio I-2 Sub-Account (AL3)AllianceBernstein VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AVB) AllianceBernstein VPS Global Thematic Growth Portfolio (Class B) Sub-Account (AN2) AllianceBernstein VPS Growth and Income Portfolio (Class B) Sub-Account (AN3) AllianceBernstein VPS International Value Portfolio (Class B) Sub-Account (IVB) American Funds Insurance Series Blue Chip Income Growth Fund Class 2 Sub-Account (308) American Funds Insurance Series Bond Fund Class 2 Sub-Account (301)American Funds Insurance Series Global Growth Fund Class 2 Sub-Account (304) American Funds Insurance Series Global Growth Income Fund Class 2 Sub-Account (307)American Funds Insurance Series Global Small Capitalization Fund Class 2 Sub-Account (306)American Funds Insurance Series Growth Fund Class 2 Sub-Account (303)American Funds Insurance Series Growth Income Fund Class 2 Sub-Account (302)American Funds Insurance Series High Income Bond Fund Class 2 Sub-Account (305)American Funds Insurance Series International Fund Class 2 Sub-Account (300)BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (9XX)Columbia Variable Portfolio - Marsico 21st Century Fund Class 2 Sub-Account (MCC)Delaware VIP Smid Cap Growth Series Standard Class Sub-Account (DGO)Dreyfus IP MidCap Stock Portfolio (Initial Shares) Sub-Account (DMC)DWS Small Cap Index VIP - Class B Sub-Account (SSC)DWS Small Mid Cap Value VIP Class A Sub-Account (SCV)Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FVB)Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (FL1)Fidelity VIP Contrafund Portfolio (Service Class) Sub-Account (FL6)1Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (F15)Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F20)Fidelity VIP Freedom 2030 Portfolio (Service Class 2) Sub-Account (F30)Fidelity VIP Growth Portfolio (Service Class) Sub-Account (FL8)Fidelity VIP Index 500 Portfolio (Service Class 2) Sub-Account (FIS)Fidelity VIP Index 500 Portfolio (Service Class) Sub-Account (FL4)Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (FVM)Fidelity VIP Money Market Portfolio (Service Class) Sub-Account (FL5)Fidelity VIP Overseas Portfolio (Service Class) Sub-Account (FL7)First Eagle Overseas Variable Fund Sub-Account (SGI)Franklin Templeton VIP Founding Funds Allocation Fund (Class 2) Sub-Account (S17)Franklin Templeton VIP Franklin Income Securities Fund (Class 2) Sub-Account (ISC)Franklin Templeton VIP Franklin Small Cap Value Securities Fund (Class 2) Sub-Account (FVS)Franklin Templeton VIP Franklin Strategic Income Securities Fund (Class 2) Sub-Account (SIC)Franklin Templeton VIP Franklin U.S. Government Securities Fund (Class 2) Sub-Account (FGF)Franklin Templeton VIP Mutual Shares Securities Fund (Class 2) Sub-Account (FMS)Franklin Templeton VIP Templeton Foreign Securities Fund (Class 2) Sub-Account (FTI)Franklin Templeton VIP Templeton Growth Securities Fund (Class 2) Sub-Account (FTG)Goldman Sachs VIT Large Cap Value Fund I Class Sub-Account (GS4)Goldman Sachs VIT Mid Cap Value Fund I Sub-Account (GS8)Goldman Sachs VIT Strategic International Fund (I Shares) Sub-Account (GS5)Goldman Sachs VIT Structured Small Cap Equity Fund (I Shares) Sub-Account (GS2)Goldman Sachs VIT Structured U.S. Equity Fund (I Shares) Sub-Account (GS3)Invesco V.I. American Franchise Fund Series I Sub-Account (FFG)Invesco V.I. American Value Fund Series II Sub-Account (VKC)1Share amount is less than 1 share.
Shares
	Cost	Value
6,329	$ 61,425	$ 94,108
40,956	438,693	751,541
719	15,521	23,484
20,795	224,945	283,855
3,989	57,026	80,496
125,319	2,209,409	3,445,010
9,395	125,041	139,610
42,734	429,377	556,396
21,546	237,373	228,603
38,257	849,629	1,144,655
89,579	906,224	1,120,636
24,317	487,300	614,014
13,487	783,179	1,051,170
7,994	269,393	402,906
174,731	1,991,917	1,920,295
41,950	724,184	887,239
194,001	2,807,887	3,022,529
38,614	451,588	639,443
36,052	896,895	1,167,721
190,065	2,331,149	3,966,657
202,563	2,088,939	3,581,305
170,775	1,793,520	2,916,841
18,719	285,547	327,017
83,325	2,133,300	2,813,892
212,778	4,939,698	7,285,517
-	1	1
25,666	280,825	321,850
8,977	91,190	114,729
41,976	1,487,662	2,392,617
56,142	7,450,419	10,361,657
94,374	12,130,945	17,531,908
65,501	2,066,160	2,331,848
6,095,282	6,095,282	6,095,282
403,815	5,872,985	8,302,432
61,871	1,764,150	1,841,280
28,991	203,907	215,110
44,139	645,020	709,314
71,418	1,180,758	1,719,021
124,781	1,560,427	1,534,809
4	50	48
98,362	1,652,873	2,127,566
466,326	6,344,690	8,039,457
133,897	1,551,844	2,039,246
18,340	177,703	230,901
18,436	263,395	343,642
36,493	267,096	380,623
16,976	170,488	255,827
245,804	2,463,335	4,060,684
17,177	641,608	869,679
41,835	632,939	825,400

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
Invesco V.I. Comstock Fund Series II Sub-Account (VLC)	45,634	$ 544,767	$ 806,808
Invesco V.I. Core Equity Fund I Sub-Account (AI3)	28,963	760,997	1,113,037
Invesco V.I. Equity and Income Fund Series II Sub-Account (VKU)	32,973	506,880	610,666
Invesco V.I. Growth and Income Fund Series I Sub-Account (VGI)	62,821	1,215,002	1,651,568
Invesco V.I. International Growth Fund I Sub-Account (AI4)	181,630	5,057,927	6,415,154
Invesco V.I. Mid Cap Growth Fund Series I Sub-Account (FFI)	30,867	124,016	165,140
Invesco V.I. Small Cap Equity Fund I Sub-Account (ASC)	7,774	122,286	197,776
M Capital Appreciation Fund Sub-Account (MCA)	21,766	538,429	646,671
M International Equity Fund Sub-Account (MBI)	111,268	1,308,441	1,463,174
M Large Cap Growth Fund Sub-Account (MTC)	44,177	815,208	1,092,934
M Large Cap Value Fund Sub-Account (MBO)	42,382	486,046	583,602
MFS VIT Total Return Series Initial Class Sub-Account (GGC)	144,401	3,197,696	3,384,754
MFS VIT Total Return Series Service Class Sub-Account (GGE)	9,107	199,092	210,546
MFS VIT I Growth Series Initial Class Sub-Account (FFL)	13,900	398,084	543,076
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (FFJ)	504,823	3,277,279	4,543,411
MFS VIT I New Discovery Series Initial Class Sub-Account (FFS)	42,198	770,005	931,319
MFS VIT I Research Bond Series Initial Class Sub-Account (FFQ)	545,719	7,343,738	7,165,286
MFS VIT I Research Series Initial Class Sub-Account (FFM)	165,751	3,614,302	4,763,697
MFS VIT I Value Series Initial Class Sub-Account (FFO)	200,297	3,020,980	3,861,733
MFS VIT II Blended Research Core Equity Portfolio I Class Sub-Account (MIT)	31,330	983,297	1,513,562
MFS VIT II Bond Portfolio S Class Sub-Account (MF7)	69,825	835,690	799,496
MFS VIT II Emerging Markets Equity Portfolio S Class Sub-Account (EM1)	118,626	1,769,862	1,695,166
MFS VIT II Global Tactical Allocation Portfolio S Class Sub-Account (GT2)	2,320	34,235	37,096
MFS VIT II Government Securities Portfolio I Class Sub-Account (GSS)	164,657	2,184,638	2,096,086
MFS VIT II Government Securities Portfolio S Class Sub-Account (MFK)	50,345	673,873	635,856

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I (A Separate Account of Sun Life Assurance Company of Canada (U.S.)) STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013
Assets (continued):	Shares	Cost	Value
Investments at fair value (continued):
MFS VIT II High Yield Portfolio Initial Class Sub-Account (HYS)	868,024	$ 5,160,359	$ 5,451,191
MFS VIT II International Growth Portfolio I Class Sub-Account (IGS)	65,759	783,164	971,260
MFS VIT II International Growth Portfolio S Class Sub-Account (IG1)	33,864	414,091	496,446
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MIS)	151,905	1,958,669	2,629,471
MFS VIT II Money Market Portfolio Initial Class Sub-Account (MMS)	8,679,631	8,679,631	8,679,631
MFS VIT II New Discovery Portfolio I Class Sub-Account (NWD)	120,138	1,963,550	2,789,594
MFS VIT II Research International Portfolio S Class Sub-Account (RI1)	151,188	2,311,408	2,405,406
MFS VIT II Utilities Portfolio I Class Sub-Account (UTS)	72,857	1,560,568	1,923,417
MFS VIT II Utilities Portfolio S Class Sub-Account (MFE)	10,583	247,613	276,120
MFS VIT II Value Portfolio I Class Sub-Account (MVS)	118,849	1,597,160	2,026,382
MFS VIT II Value Portfolio S Class Sub-Account (MV1)	156,992	2,092,421	2,648,460
MFS VIT III Blended Research Small Cap Portfolio Initial Class Sub-Account (SCB)	239,364	3,168,167	4,365,994
MFS VIT III Conservative Allocation Portfolio Initial Class Sub-Account (111)	355,978	4,071,700	4,132,908
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (SC3)	322,641	3,723,357	4,010,429
MFS VIT III Growth Allocation Portfolio Initial Class Sub-Account (113)	178,449	2,039,500	2,175,299
MFS VIT III Inflation Adjusted Bond Portfolio Initial Class Sub-Account (115)	146,546	1,613,256	1,471,324
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (SDC)	660,721	6,771,975	6,818,642
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (SGC)	581,213	4,955,516	5,841,195
MFS VIT III Moderate Allocation Portfolio Initial Class Sub-Account (112)	320,768	3,916,748	4,176,399
MFS VIT III New Discovery Value Portfolio Initial Class Sub-Account (117)	81,338	801,886	985,823
Morgan Stanley UIF Mid Cap Growth Portfolio Class II Sub-Account (VKM)	78,292	926,981	1,115,664
Oppenheimer Capital Appreciation Fund/VA (Non-Service Shares) Sub-Account (OCF)	13,824	518,952	800,137
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub-Account (OCA)	485	20,099	27,799
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (OGG)	2,472	70,985	100,059
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (OMG)	3,306	67,227	102,444
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (PCR)	89,075	662,666	532,669
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub-Account (PMB)	314,132	4,199,416	4,221,931
PIMCO VIT Global Multi- Asset Portfolio Admin. Class Sub-Account (SBJ)	8,188	100,846	92,768
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (PRR)	252,616	3,526,269	3,182,967
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (PTR)	970,493	10,917,545	10,656,011
T. Rowe Price Blue Chip Growth Portfolio Sub-Account (TBC)	277,993	3,105,119	5,276,317
Wanger USA Sub-Account (USC)	5,451	157,727	224,217
Total investments		204,422,252	248,645,859
Total assets		$ 204,422,252	$ 248,645,859
Liabilities:
Payable to Sponsor			$ -
Total liabilities			-
Net Assets			$ 248,645,859

..
                                                  The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Net Assets:	Units	Value

AL2	6,432	$94,108
AL4	34,326	751,541
AL3	1,321	23,484
AVB	17,785	283,855
AN2	8,737	80,496
AN3	193,255	3,445,010
IVB	19,775	139,610
308	29,824	556,396
301	17,896	228,603
304	56,235	1,144,655
307	59,315	1,120,636
306	32,156	614,014
303	51,520	1,051,170
302	20,747	402,906
305	111,336	1,920,295
300	52,513	887,239
9XX	192,412	3,022,529
MCC	56,797	639,443
DGO	35,094	1,167,721
DMC	165,398	3,966,657
SSC	114,644	3,581,305
SCV	109,736	2,916,841
FVB	17,230	327,017
FL1	213,306	2,813,892
FL6	281,867	7,285,517
F152	-	1
F20	25,704	321,850
F30	9,206	114,729
FL8	158,269	2,392,617
FIS	750,573	10,361,657
FL4	994,277	17,531,908
FVM	159,674	2,331,848
FL5	490,302	6,095,282
FL7	461,623	8,302,432
SGI	133,405	1,841,280
S17	12,031	215,110

2Unit Amount is less than 1 unit.

The accompanying notes are an integral part of these financial statements.

-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Units	Value
Net Assets (continued):
ISC	51,093	$709,314
FVS	103,101	1,719,021
SIC	104,330	1,534,809
FGF	4	48
FMS	170,822	2,127,566
FTI	275,095	8,039,457
FTG	77,941	2,039,246
GS4	13,161	230,901
GS8	13,724	343,642
GS5	28,828	380,623
GS2	9,483	255,827
GS3	242,755	4,060,684
FFG	63,666	869,679
VKC	38,565	825,400
VLC	55,856	806,808
AI3	74,505	1,113,037
VKU	34,800	610,666
VGI	75,572	1,651,568
AI4	372,696	6,415,154
FFI	12,203	165,140
ASC	12,522	197,776
MCA	38,195	646,671
MBI	153,834	1,463,174
MTC	75,900	1,092,934
MBO	43,243	583,602
GGC	315,166	3,384,754
GGE	19,559	210,546
FFL	38,630	543,076
FFJ	317,305	4,543,411
FFS	63,083	931,319
FFQ	722,781	7,165,286
FFM	347,428	4,763,697
FFO	275,117	3,861,733
MIT	83,046	1,513,562

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

	Units	Value
Net Assets (continued):
MF7	54,066	$799,496
EM1	206,587	1,695,166
GT2	3,084	37,096
GSS	118,047	2,096,086
MFK	52,965	635,856
HYS	271,269	5,451,191
IGS	55,440	971,260
IG1	28,603	496,446
MIS	171,206	2,629,471
MMS	868,403	8,679,631
NWD	122,477	2,789,594
RI1	240,636	2,405,406
UTS	65,130	1,923,417
MFE	19,654	276,120
MVS	88,069	2,026,382
MV1	189,923	2,648,460
SCB	193,144	4,365,994
111	274,651	4,132,908
SC3	193,547	4,010,429
113	117,253	2,175,299
115	114,887	1,471,324
SDC	597,676	6,818,642
SGC	355,612	5,841,195
112	246,081	4,176,399
117	49,946	985,823
VKM	45,356	1,115,664
OCF	43,398	800,137
OCA	2,303	27,799
OGG	7,672	100,059
OMG	7,655	102,444
PCR	61,978	532,669
PMB	178,348	4,221,931
SBJ	9,203	92,768
PRR	180,329	3,182,967
PTR	574,968	10,656,011

                         The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED) DECEMBER 31, 2013

Units                                     Value

Net Assets (continued):

TBC	215,415	$5,276,317
USC	14,032	224,217
Total net assets		$248,645,859

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS

FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses):	AL2 Sub-Account	AL4 Sub-Account	AL3 Sub-Account
	$1,736	$2,229	$-
Net realized gains (losses) on sale of investments	2,731	49,952	3,615
Realized gain distributions	-	-	2,855
Net realized gains (losses)	2,731	49,952	6,470
Net change in unrealized appreciation (depreciation)	18,500	154,884	1,099
Net realized and change in unrealized gains (losses)	21,231	204,836	7,569
Increase (decrease) in net assets from operations	$22,967	$207,065	$7,569

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	AVB Sub-Account	AN2 Sub-Account	AN3 Sub-Account
	$6,148 5,197 -	$16 1,270 -	$35,774 (76,393) -
Net realized gains (losses)	5,197	1,270	(76,393)
Net change in unrealized appreciation (depreciation)	30,077	14,162	974,554
Net realized and change in unrealized gains (losses)	35,274	15,432	898,161
Increase (decrease) in net assets from operations	$41,422	$15,448	$933,935

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	IVB Sub-Account	308 Sub-Account	301 Sub-Account
	$7,430 1,564 -	$ 9,550 93,409 -	$4,124 4,515 2,478
Net realized gains (losses)	1,564	93,409	6,993
Net change in unrealized appreciation (depreciation)	15,112	77,691	(15,992)
Net realized and change in unrealized gains (losses)	16,676	171,100	(8,999)
Increase (decrease) in net assets from operations	$24,106	$ 180,650	$(4,875)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	304 Sub-Account	307 Sub-Account	306 Sub-Account

Dividend income	$ 12,835	$ 33,655	$ 4,678
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	39,367	16,348	8,677
Realized gain distributions	-	-	-
Net realized gains (losses)	39,367	16,348	8,677
Net change in unrealized appreciation (depreciation)	209,995	151,800	121,810
Net realized and change in unrealized gains (losses)	249,362	168,148	130,487
Increase (decrease) in net assets from operations	$ 262,197	$ 201,803	$ 135,165

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	303 Sub-Account	302 Sub-Account	305 Sub-Account

Dividend income	$ 8,818	$4,833	$ 112,739
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	43,450	10,412	45,715
Realized gain distributions	-	-	-
Net realized gains (losses)	43,450	10,412	45,715
Net change in unrealized appreciation (depreciation)	193,784	84,805	(69,530)
Net realized and change in unrealized gains (losses)	237,234	95,217	(23,815)
Increase (decrease) in net assets from operations	$ 246,052	$ 100,050	$ 88,924

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	300 Sub-Account	9XX Sub-Account	MCC Sub-Account

Dividend income	$ 11,154	$ 30,540	$1,285
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	43,565	47,867	19,908
Realized gain distributions	-	119,641	-
Net realized gains (losses)	43,565	167,508	19,908
Net change in unrealized appreciation (depreciation)	117,508	200,017	166,960
Net realized and change in unrealized gains (losses)	161,073	367,525	186,868
Increase (decrease) in net assets from operations	$ 172,227	$ 398,065	$ 188,153

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	DGO Sub-Account	DMC Sub-Account	SSC Sub-Account

Dividend income	$209	$ 51,637	$ 47,134
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	145,677	111,922	179,931
Realized gain distributions	46,424	-	132,537
Net realized gains (losses)	192,101	111,922	312,468
Net change in unrealized appreciation (depreciation)	130,818	920,890	715,028
Net realized and change in unrealized gains (losses)	322,919	1,032,812	1,027,496
Increase (decrease) in net assets from operations	$ 323,128	$ 1,084,449	$ 1,074,630

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SCV Sub-Account	FVB Sub-Account	FL1 Sub-Account

Dividend income	$ 28,316	$4,137	$ 21,208
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	89,282	5,080	82,317
Realized gain distributions	-	13,173	743
Net realized gains (losses)	89,282	18,253	83,060
Net change in unrealized appreciation (depreciation)	656,355	28,959	486,528
Net realized and change in unrealized gains (losses)	745,637	47,212	569,588
Increase (decrease) in net assets from operations	$ 773,953	$ 51,349	$ 590,796

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FL6 Sub-Account	F15 Sub-Account	F20 Sub-Account

Dividend income	$ 64,811	$13	$ 4,773
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(76,316)	4,378	2,595
Realized gain distributions	1,900	503	3,733
Net realized gains (losses)	(74,416)	4,881	6,328
Net change in unrealized appreciation (depreciation)	1,886,187	(211)	28,361
Net realized and change in unrealized gains (losses)	1,811,771	4,670	34,689
Increase (decrease) in net assets from operations	$ 1,876,582	$4,683	$ 39,462

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	F30 Sub-Account	FL8 Sub-Account	FIS Sub-Account

Dividend income	$1,600	$ 4,064	$ 157,868
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,168	33,506	344,354
Realized gain distributions	1,443	1,467	96,101
Net realized gains (losses)	2,611	34,973	440,455
Net change in unrealized appreciation (depreciation)	15,416	617,205	1,991,915
Net realized and change in unrealized gains (losses)	18,027	652,178	2,432,370
Increase (decrease) in net assets from operations	$ 19,627	$ 656,242	$ 2,590,238

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FL4 Sub-Account	FVM Sub-Account	FL5 Sub-Account

Dividend income	$ 290,205	$ 5,728	$648
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	29,688	21,554	-
Realized gain distributions	152,465	271,490	-
Net realized gains (losses)	182,153	293,044	-
Net change in unrealized appreciation (depreciation)	3,808,473	304,479	-
Net realized and change in unrealized gains (losses)	3,990,626	597,523	-
Increase (decrease) in net assets from operations	$ 4,280,831	$ 603,251	$648

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FL7 Sub-Account	SGI Sub-Account	S17 Sub-Account

Dividend income	$ 95,049	$ 30,804	$ 21,756
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(240,201)	21,718	605
Realized gain distributions	28,236	94,539	31,728
Net realized gains (losses)	(211,965)	116,257	32,333
Net change in unrealized appreciation (depreciation)	2,116,745	67,084	(14,283)
Net realized and change in unrealized gains (losses)	1,904,780	183,341	18,050
Increase (decrease) in net assets from operations	$ 1,999,829	$ 214,145	$ 39,806

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	ISC Sub-Account	FVS Sub-Account	SIC Sub-Account

Dividend income	$ 40,666	$ 20,445	$ 89,499
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	12,286	58,423	(1,161)
Realized gain distributions	-	26,385	19,246
Net realized gains (losses)	12,286	84,808	18,085
Net change in unrealized appreciation (depreciation)	32,132	368,789	(56,832)
Net realized and change in unrealized gains (losses)	44,418	453,597	(38,747)
Increase (decrease) in net assets from operations	$ 85,084	$ 474,042	$ 50,752

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FGF Sub-Account	FMS Sub-Account	FTI Sub-Account

Dividend income	$1	$ 37,598	$ 167,397
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	-	54,832	(345,764)
Realized gain distributions	-	-	-
Net realized gains (losses)	-	54,832	(345,764)
Net change in unrealized appreciation (depreciation)	(2)	356,460	1,671,709
Net realized and change in unrealized gains (losses)	(2)	411,292	1,325,945
Increase (decrease) in net assets from operations	$(1)	$ 448,890	$ 1,493,342

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FTG Sub-Account	GS4 Sub-Account	GS8 Sub-Account

Dividend income	$ 48,674	$2,598	$2,691
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(68,928)	4,431	4,915
Realized gain distributions	-	24,821	25,964
Net realized gains (losses)	(68,928)	29,252	30,879
Net change in unrealized appreciation (depreciation)	514,435	27,312	59,231
Net realized and change in unrealized gains (losses)	445,507	56,564	90,110
Increase (decrease) in net assets from operations	$ 494,181	$ 59,162	$ 92,801

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	GS5 Sub-Account	GS2 Sub-Account	GS3 Sub-Account

Dividend income	$ 6,564	$ 2,303	$ 41,711
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,651	8,695	113,715
Realized gain distributions	-	29,066	-
Net realized gains (losses)	11,651	37,761	113,715
Net change in unrealized appreciation (depreciation)	62,750	30,016	1,001,057
Net realized and change in unrealized gains (losses)	74,401	67,777	1,114,772
Increase (decrease) in net assets from operations	$ 80,965	$ 70,080	$ 1,156,483

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFG Sub-Account	VKC Sub-Account	VLC Sub-Account

Dividend income	$ 3,441	$4,208	$ 10,545
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	16,177	48,427	58,207
Realized gain distributions	-	-	-
Net realized gains (losses)	16,177	48,427	58,207
Net change in unrealized appreciation (depreciation)	244,899	168,384	165,525
Net realized and change in unrealized gains (losses)	261,076	216,811	223,732
Increase (decrease) in net assets from operations	$ 264,517	$ 221,019	$ 234,277

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AI3 Sub-Account	VKU Sub-Account	VGI Sub-Account

Dividend income	$ 14,081	$7,604	$ 20,027
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	40,447	38,567	88,510
Realized gain distributions	-	-	11,840
Net realized gains (losses)	40,447	38,567	100,350
Net change in unrealized appreciation (depreciation)	205,070	68,941	286,269
Net realized and change in unrealized gains (losses)	245,517	107,508	386,619
Increase (decrease) in net assets from operations	$ 259,598	$ 115,112	$ 406,646

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	AI4 Sub-Account	FFI Sub-Account	ASC Sub-Account

Dividend income	$ 96,284	$ 598	$15
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	765,261	1,501	3,095
Realized gain distributions	-	-	1,775
Net realized gains (losses)	765,261	1,501	4,870
Net change in unrealized appreciation (depreciation)	415,700	43,386	50,550
Net realized and change in unrealized gains (losses)	1,180,961	44,887	55,420
Increase (decrease) in net assets from operations	$ 1,277,245	$ 45,485	$ 55,435

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MCA Sub-Account	MBI Sub-Account	MTC Sub-Account

Dividend income	$ -	$ 31,878	$ 5,994
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,997	20,999	68,022
Realized gain distributions	55,835	-	52,352
Net realized gains (losses)	73,832	20,999	120,374
Net change in unrealized appreciation (depreciation)	113,580	122,837	178,210
Net realized and change in unrealized gains (losses)	187,412	143,836	298,584
Increase (decrease) in net assets from operations	$ 187,412	$ 175,714	$ 304,578

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MBO Sub-Account	GGC Sub-Account	GGE Sub-Account

Dividend income	$ 15,448	$ 57,079	$ 3,060
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	71,540	1,606	56
Realized gain distributions	45,386	-	-
Net realized gains (losses)	116,926	1,606	56
Net change in unrealized appreciation (depreciation)	40,541	187,058	11,454
Net realized and change in unrealized gains (losses)	157,467	188,664	11,510
Increase (decrease) in net assets from operations	$ 172,915	$ 245,743	$ 14,570

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFL Sub-Account	FFJ Sub-Account	FFS Sub-Account

Dividend income	$1,245	$ -	$ -
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	22,050	121,329	62,300
Realized gain distributions	3,945	15,500	5,410
Net realized gains (losses)	25,995	136,829	67,710
Net change in unrealized appreciation (depreciation)	136,211	1,186,713	142,163
Net realized and change in unrealized gains (losses)	162,206	1,323,542	209,873
Increase (decrease) in net assets from operations	$ 163,451	$ 1,323,542	$ 209,873

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	FFQ Sub-Account	FFM Sub-Account	FFO Sub-Account

Dividend income	$ 86,098	$ 14,313	$ 42,364
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(18,940)	141,657	138,975
Realized gain distributions	32,184	10,666	10,958
Net realized gains (losses)	13,244	152,323	149,933
Net change in unrealized appreciation (depreciation)	(178,517)	1,092,779	825,341
Net realized and change in unrealized gains (losses)	(165,273)	1,245,102	975,274
Increase (decrease) in net assets from operations	$ (79,175)	$ 1,259,415	$ 1,017,638

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIT Sub-Account	MF7 Sub-Account	EM1 Sub-Account

Dividend income	$ 30,759	$ 37,766	$ 28,053
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	117,219	20	(77,897)
Realized gain distributions	-	16,111	-
Net realized gains (losses)	117,219	16,131	(77,897)
Net change in unrealized appreciation (depreciation)	294,424	(60,425)	(60,121)
Net realized and change in unrealized gains (losses)	411,643	(44,294)	(138,018)
Increase (decrease) in net assets from operations	$ 442,402	$ (6,528)	$ (109,965)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	GT2 Sub-Account	GSS Sub-Account	MFK Sub-Account

Dividend income	$844	$ 48,679	$ 12,397
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	414	67,049	(8,329)
Realized gain distributions	-	17,661	5,135
Net realized gains (losses)	414	84,710	(3,194)
Net change in unrealized appreciation (depreciation)	1,582	(196,047)	(30,493)
Net realized and change in unrealized gains (losses)	1,996	(111,337)	(33,687)
Increase (decrease) in net assets from operations	$2,840	$ (62,658)	$ (21,290)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	HYS Sub-Account	IGS Sub-Account	IG1 Sub-Account

Dividend income	$ 136,098	$ 11,333	$4,985
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	191,587	1,547	11,689
Realized gain distributions	-	532	284
Net realized gains (losses)	191,587	2,079	11,973
Net change in unrealized appreciation (depreciation)	58,245	102,148	42,260
Net realized and change in unrealized gains (losses)	249,832	104,227	54,233
Increase (decrease) in net assets from operations	$ 385,930	$ 115,560	$ 59,218

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MIS Sub-Account	NWD Sub-Account	RI1 Sub-Account

Dividend income	$ 17,358	$ -	$1,156
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	223,729	168,122	34,075
Realized gain distributions	-	38,609	-
Net realized gains (losses)	223,729	206,731	34,075
Net change in unrealized appreciation (depreciation)	346,801	630,887	82,205
Net realized and change in unrealized gains (losses)	570,530	837,618	116,280
Increase (decrease) in net assets from operations	$ 587,888	$ 837,618	$ 117,436

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	TRS Sub-Account1	MFJ Sub-Account1	UTS Sub-Account

Dividend income	$ 127,563	$6,666	$ 50,919
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	391,587	12,700	81,645
Realized gain distributions	172,358	10,084	130,680
Net realized gains (losses)	563,945	22,784	212,325
Net change in unrealized appreciation (depreciation)	(362,313)	(11,310)	77,882
Net realized and change in unrealized gains (losses)	201,632	11,474	290,207
Increase (decrease) in net assets from operations	$ 329,195	$ 18,140	$ 341,126

1These Sub-Accounts were closed and merged into new Sub-Accounts during 2013 and therefore do not appear on the Statement of Assets and Liabilities as of December 31, 2013. See Note 1 for additional information around merged Sub-Accounts.

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	MFE Sub-Account	MVS Sub-Account	MV1 Sub-Account

Dividend income	$ 6,457	$ 51,826	$ 61,874
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	65,628	263,307	29,741
Realized gain distributions	18,257	103,800	135,839
Net realized gains (losses)	83,885	367,107	165,580
Net change in unrealized appreciation (depreciation)	(14,637)	211,164	460,023
Net realized and change in unrealized gains (losses)	69,248	578,271	625,603
Increase (decrease) in net assets from operations	$ 75,705	$ 630,097	$ 687,477

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SCB Sub-Account	111 Sub-Account	SC3 Sub-Account

Dividend income	$ 60,887	$ 152,873	$ 216,094
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	280,839	12,615	(153,896)
Realized gain distributions	234,573	368,894	-
Net realized gains (losses)	515,412	381,509	(153,896)
Net change in unrealized appreciation (depreciation)	786,052	(89,625)	131,129
Net realized and change in unrealized gains (losses)	1,301,464	291,884	(22,767)
Increase (decrease) in net assets from operations	$ 1,362,351	$ 444,757	$ 193,327

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	113 Sub-Account	115 Sub-Account	SDC Sub-Account

Dividend income	$ 59,545	$ -	$ 9,086
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,098	10,356	11,613
Realized gain distributions	205,701	90,361	19,548
Net realized gains (losses)	206,799	100,717	31,161
Net change in unrealized appreciation (depreciation)	200,400	(195,524)	8,501
Net realized and change in unrealized gains (losses)	407,199	(94,807)	39,662
Increase (decrease) in net assets from operations	$ 466,744	$ (94,807)	$ 48,748

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	SGC Sub-Account	112 Sub-Account	117 Sub-Account

Dividend income	$ 59,261	$ 65,589	$ 6,195
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	308,430	220,209	1,198
Realized gain distributions	781,102	152,051	5,689
Net realized gains (losses)	1,089,532	372,260	6,887
Net change in unrealized appreciation (depreciation)	401,845	189,030	195,326
Net realized and change in unrealized gains (losses)	1,491,377	561,290	202,213
Increase (decrease) in net assets from operations	$ 1,550,638	$ 626,879	$ 208,408

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income: Dividend income Net realized and change in unrealized gains (losses): Net realized gains (losses) on sale of investments Realized gain distributions	VKM Sub-Account	OCF Sub-Account	OCA Sub-Account
	$ 2,351 4,427 22,224	$ 7,188 8,253 -	$276 2,901 -
Net realized gains (losses)	26,651	8,253	2,901
Net change in unrealized appreciation (depreciation)	274,546	174,461	4,467
Net realized and change in unrealized gains (losses)	301,197	182,714	7,368
Increase (decrease) in net assets from operations	$ 303,548	$ 189,902	$7,644

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	OGG Sub-Account	OMG Sub-Account	PCR Sub-Account

Dividend income	$ 1,090	$ 1,149	$ 10,230
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	11,550	28,505	(59,528)
Realized gain distributions	-	-	-
Net realized gains (losses)	11,550	28,505	(59,528)
Net change in unrealized appreciation (depreciation)	8,449	7,458	(45,962)
Net realized and change in unrealized gains (losses)	19,999	35,963	(105,490)
Increase (decrease) in net assets from operations	$ 21,089	$ 37,112	$ (95,260)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PMB Sub-Account	SBJ Sub-Account	PRR Sub-Account

Dividend income	$ 223,335	$ 2,815	$ 58,156
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	43,559	(632)	142,138
Realized gain distributions	36,556	-	25,678
Net realized gains (losses)	80,115	(632)	167,816
Net change in unrealized appreciation (depreciation)	(636,254)	(8,817)	(544,494)
Net realized and change in unrealized gains (losses)	(556,139)	(9,449)	(376,678)
Increase (decrease) in net assets from operations	$ (332,804)	$ (6,634)	$ (318,522)

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF OPERATIONS (CONTINUED) FOR THE YEAR-ENDED DECEMBER 31, 2013

Income:	PTR Sub-Account	TBC Sub-Account	USC Sub-Account

Dividend income	$ 234,639	$ 1,389	$247
Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	45,284	377,660	2,636
Realized gain distributions	92,884	-	15,673
Net realized gains (losses)	138,168	377,660	18,309
Net change in unrealized appreciation (depreciation)	(595,094)	1,207,426	34,637
Net realized and change in unrealized gains (losses)	(456,926)	1,585,086	52,946
Increase (decrease) in net assets from operations	$ (222,287)	$ 1,586,475	$ 53,193

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	AL2 Sub-Account		AL4 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$1,736	$2,800	$2,229	$-
Net realized gains (losses)	2,731	2,373	49,952	(9,562)
Net change in unrealized appreciation/ depreciation	18,500	4,940	154,884	101,023
Increase (decrease) in net assets from operations	22,967	10,113	207,065	91,461
Contract Owner Transactions:
Purchase payments received	4	(76)	39,633	34,481
Transfers between Sub-Accounts (including the Fixed Account), net	(6)	-	(52,359)	(42,184)
Withdrawals, surrenders, annuitizations and contract charges	(6,027)	(3,787)	(10,335)	(14,601)
Mortality and expense risk charges	(348)	(367)	(3,640)	(3,597)
Charges for life insurance protection and monthly administration charge	(3,280)	(9,075)	(31,757)	(32,735)
Net increase (decrease) from contract owner transactions	(9,657)	(13,305)	(58,458)	(58,636)
Total increase (decrease) in net assets	13,310	(3,192)	148,607	32,825
Net assets at beginning of year	80,798	83,990	602,934	570,109
Net assets at end of year	$94,108	$80,798	$751,541	$602,934

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)		AL3 Sub-Account		AVB Sub-Account
		December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$	- $	$ -	$ -	$4,841
Net realized gains (losses)		6,470	6,411	5,197	1,827
Net change in unrealized appreciation/ depreciation		1,099	(3,538)	30,077	23,994
Increase (decrease) in net assets from operations		7,569	2,873	41,422	30,662
Contract Owner Transactions:
Purchase payments received		-	-	10,421	13,357
Transfers between Sub-Accounts (including the Fixed Account), net		-	-	6,484	15,882
Withdrawals, surrenders, annuitizations and contract charges		(6,106)	(664)	(3,313)	-
Mortality and expense risk charges		(75)	(76)	(593)	(561)
Charges for life insurance protection and monthly administration charge		(1,957)	(1,726)	(28,438)	(27,830)
Net increase (decrease) from contract owner transactions		(8,138)	(2,466)	(15,439)	848
Total increase (decrease) in net assets		(569)	407	25,983	31,510
Net assets at beginning of year		24,053	23,646	257,872	226,362
Net assets at end of year		$23,484$	24,053	$ 283,855	$257,872

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	AN2 Sub-Account		AN3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$16	$ -	$ 35,774	$ 37,201
Net realized gains (losses)	1,270	1,582	(76,393)	(83,564)
Net change in unrealized appreciation/ depreciation	14,162	7,838	974,554	481,559
Increase (decrease) in net assets from operations	15,448	9,420	933,935	435,196
Contract Owner Transactions:
Purchase payments received	-	-	187,243	215,479
Transfers between Sub-Accounts (including the Fixed Account), net	(138)	-	(197,799)	(69,942)
Withdrawals, surrenders, annuitizations and contract charges	(316)	(10,833)	(187,092)	(97,292)
Mortality and expense risk charges	(349)	(548)	(16,346)	(16,464)
Charges for life insurance protection and monthly administration charge	(5,467)	(6,596)	(150,705)	(163,203)
Net increase (decrease) from contract owner transactions	(6,270)	(17,977)	(364,699)	(131,422)
Total increase (decrease) in net assets	9,178	(8,557)	569,236	303,774
Net assets at beginning of year	71,318	79,875	2,875,774	2,572,000
Net assets at end of year	$80,496	$ 71,318	$ 3,445,010	$ 2,875,774

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	IVB Sub-Account		308 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$7,430	$ 1,030	$ 9,550$	15,386
Net realized gains (losses)	1,564	(2,258)	93,409	13,508
Net change in unrealized appreciation/ depreciation	15,112	10,707	77,691	45,035
Increase (decrease) in net assets from operations	24,106	9,479	180,650	73,929
Contract Owner Transactions:
Purchase payments received	16,202	8,650	43,174	46,239
Transfers between Sub-Accounts (including the Fixed Account), net	29,812	1,043	(382,145)	177,740
Withdrawals, surrenders, annuitizations and contract charges	(307)	(7,711)	(41,880)	(1,695)
Mortality and expense risk charges	(461)	(319)	(1,126)	(1,701)
Charges for life insurance protection and monthly administration charge	(7,112)	(7,364)	(18,319)	(21,171)
Net increase (decrease) from contract owner transactions	38,134	(5,701)	(400,296)	199,412
Total increase (decrease) in net assets	62,240	3,778	(219,646)	273,341
Net assets at beginning of year	77,370	73,592	776,042 502,701
Net assets at end of year	$ 139,610	$ 77,370	$ 556,396 $776,042

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/ depreciation Increase (decrease) in net assets from operations	301 Sub-Account		304 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 4,124 6,993 (15,992)	$ 6,470 5,289 2,452	$ 12,835 39,367 209,995	$ 7,684 7,693 103,648
	(4,875)	14,211	262,197	119,025
Contract Owner Transactions:
Purchase payments received	26,618	48,346	85,163	23,713
Transfers between Sub-Accounts (including the Fixed Account), net	(4,208)	(48,529)	(41,592)	451,201
Withdrawals, surrenders, annuitizations and contract charges	(41,661)	(11,010)	(38,682)	(11,640)
Mortality and expense risk charges	(464)	(536)	(2,078)	(1,487)
Charges for life insurance protection and monthly administration charge	(10,056)	(14,003)	(16,104)	(17,706)
Net increase (decrease) from contract owner transactions	(29,771)	(25,732)	(13,293)	444,081
Total increase (decrease) in net assets	(34,646)	(11,521)	248,904	563,106
Net assets at beginning of year	263,249	274,770	895,751	332,645
Net assets at end of year	$ 228,603	$ 263,249	$ 1,144,655	$ 895,751

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	307 Sub-Account		306 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 33,655	$ 20,259	$ 4,678$	6,031
Net realized gains (losses)	16,348	(2,647)	8,677	745
Net change in unrealized appreciation/ depreciation	151,800	75,976	121,810	64,505
Increase (decrease) in net assets from operations	201,803	93,588	135,165	71,281
Contract Owner Transactions:
Purchase payments received	124,213	69,578	68,847	70,112
Transfers between Sub-Accounts (including the Fixed Account), net	3,266	492,857	(6,669)	(63,791)
Withdrawals, surrenders, annuitizations and contract charges	(2,835)	(2,423)	(36,093)	(1,825)
Mortality and expense risk charges	(2,163)	(1,484)	(1,130)	(930)
Charges for life insurance protection and monthly administration charge	(26,862)	(20,652)	(12,341)	(15,170)
Net increase (decrease) from contract owner transactions	95,619	537,876	12,614	(11,604)
Total increase (decrease) in net assets	297,422	631,464	147,779	59,677
Net assets at beginning of year	823,214	191,750	$ 466,235 406,558
Net assets at end of year	$ 1,120,636	$ 823,214	$ 614,014 $466,235

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	303 Sub-Account		302 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 8,818	$ 6,835	$ 4,833$	5,148
Net realized gains (losses)	43,450	21,393	10,412	1,626
Net change in unrealized appreciation/ depreciation	193,784	73,641	84,805	40,434
Increase (decrease) in net assets from operations	246,052	101,869	100,050	47,208
Contract Owner Transactions:
Purchase payments received	99,067	89,168	22,042	26,243
Transfers between Sub-Accounts (including the Fixed Account), net	(34,592)	268,376	8,471	13,966
Withdrawals, surrenders, annuitizations and contract charges	(112,464)	(1,843)	(49,304)	(3,211)
Mortality and expense risk charges	(1,933)	(1,594)	(686)	(626)
Charges for life insurance protection and monthly administration charge	(26,874)	(24,986)	(8,103)	(8,098)
Net increase (decrease) from contract owner transactions	(76,796)	329,121	(27,580)	28,274
Total increase (decrease) in net assets	169,256	430,990	72,470	75,482
Net assets at beginning of year	881,914	450,924	$ 330,436 254,954
Net assets at end of year	$ 1,051,170	$ 881,914	$ 402,906 $330,436

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	305 Sub-Account		300 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 112,739$	51,470	$ 11,154	$ 14,943
Net realized gains (losses)	45,715	(17,444)	43,565	(744)
Net change in unrealized appreciation/ depreciation	(69,530)	76,120	117,508	144,227
Increase (decrease) in net assets from operations	88,924	110,146	172,227	158,426
Contract Owner Transactions:
Purchase payments received	97,163	86,384	81,071	94,545
Transfers between Sub-Accounts (including the Fixed Account), net	1,022,207	(517,141)	13,783	9,748
Withdrawals, surrenders, annuitizations and contract charges	(48,526)	(9,148)	(410,031)	(7,499)
Mortality and expense risk charges	(3,142)	(1,805)	(1,690)	(1,960)
Charges for life insurance protection and monthly administration charge	(29,903)	(26,029)	(25,200)	(32,349)
Net increase (decrease) from contract owner transactions	1,037,799	(467,739)	(342,067)	62,485
Total increase (decrease) in net assets	1,126,723	(357,593)	(169,840)	220,911
Net assets at beginning of year	793,5721,151,165		1,057,079	836,168
Net assets at end of year	$ 1,920,295 $ 793,572		$ 887,239	$ 1,057,079

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	9XX Sub-Account		MCC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 30,540$	44,832	$ 1,285	$ -
Net realized gains (losses)	167,508	49,108	19,908	21,860
Net change in unrealized appreciation/ depreciation	200,017	194,477	166,960	27,043
Increase (decrease) in net assets from operations	398,065	288,417	188,153	48,903
Contract Owner Transactions:
Purchase payments received	267,832	310,547	52,576	64,800
Transfers between Sub-Accounts (including the Fixed Account), net	104,840	(20,652)	(37,733)	1,855
Withdrawals, surrenders, annuitizations and contract charges	(632,379)	(177,977)	(890)	(68,497)
Mortality and expense risk charges	(11,511)	(12,560)	(2,152)	(1,950)
Charges for life insurance protection and monthly administration charge	(151,974)	(170,003)	(24,065)	(29,777)
Net increase (decrease) from contract owner transactions	(423,192)	(70,645)	(12,264)	(33,569)
Total increase (decrease) in net assets	(25,127)	217,772	175,889	15,334
Net assets at beginning of year	3,047,6562,829,884		463,554	448,220
Net assets at end of year	$ 3,022,529 $3,047,656		$ 639,443	$ 463,554

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	DGO Sub-Account		DMC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$209	$ 1,646	$ 51,637	$ 12,815
Net realized gains (losses)	192,101	93,960	111,922	(28,831)
Net change in unrealized appreciation/ depreciation	130,818	(31,377)	920,890	539,079
Increase (decrease) in net assets from operations	323,128	64,229	1,084,449	523,063
Contract Owner Transactions:
Purchase payments received	79,627	69,511	225,668	218,327
Transfers between Sub-Accounts (including the Fixed Account), net	128,129	24,328	(254,615)	158,750
Withdrawals, surrenders, annuitizations and contract charges	(5,600)	(8,466)	(135,213)	(108,683)
Mortality and expense risk charges	(4,414)	(3,218)	(16,101)	(14,344)
Charges for life insurance protection and monthly administration charge	(60,099)	(50,775)	(178,672)	(178,192)
Net increase (decrease) from contract owner transactions	137,643	31,380	(358,933)	75,858
Total increase (decrease) in net assets	460,771	95,609	725,516	598,921
Net assets at beginning of year	706,950	611,341	3,241,141	2,642,220
Net assets at end of year	$ 1,167,721	$ 706,950	$ 3,966,657	$ 3,241,141

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SSC Sub-Account		SCV Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 47,134	$ 20,075	$ 28,316$	25,663
Net realized gains (losses)	312,468	(90,804)	89,282	24,058
Net change in unrealized appreciation/ depreciation	715,028	541,928	656,355	238,474
Increase (decrease) in net assets from operations	1,074,630	471,199	773,953	288,195
Contract Owner Transactions:
Purchase payments received	60,123	67,715	120,849	141,272
Transfers between Sub-Accounts (including the Fixed Account), net	(384,429)	(264,222)	(138,353)	(23,967)
Withdrawals, surrenders, annuitizations and contract charges	(144,160)	(156,713)	(45,858)	(64,393)
Mortality and expense risk charges	(15,158)	(17,347)	(12,870)	(13,101)
Charges for life insurance protection and monthly administration charge	(133,634)	(159,896)	(108,399)	(111,368)
Net increase (decrease) from contract owner transactions	(617,258)	(530,463)	(184,631)	(71,557)
Total increase (decrease) in net assets	457,372	(59,264)	589,322	216,638
Net assets at beginning of year	3,123,933	3,183,197	$ 2,327,519 2,110,881
Net assets at end of year	$ 3,581,305	$ 3,123,933	$ 2,916,841 $ 2,327,519

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FVB Sub-Account		FL1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 4,137	$ 3,675	$ 21,208$	19,614
Net realized gains (losses)	18,253	23,677	83,060	25,275
Net change in unrealized appreciation/ depreciation	28,959	4,305	486,528	188,431
Increase (decrease) in net assets from operations	51,349	31,657	590,796	233,320
Contract Owner Transactions:
Purchase payments received	53,279	53,229	309,214	334,456
Transfers between Sub-Accounts (including the Fixed Account), net	15,013	30,488	449,947	(42,570)
Withdrawals, surrenders, annuitizations and contract charges	(2,147)	(42,366)	(204,235)	(4,228)
Mortality and expense risk charges	(1,090)	(875)	(5,468)	(4,349)
Charges for life insurance protection and monthly administration charge	(36,271)	(29,216)	(101,915)	(102,521)
Net increase (decrease) from contract owner transactions	28,784	11,260	447,543	180,788
Total increase (decrease) in net assets	80,133	42,917	1,038,339	414,108
Net assets at beginning of year	246,884	203,967	$ 1,775,553 1,361,445
Net assets at end of year	$ 327,017	$ 246,884	$ 2,813,892 $ 1,775,553

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FL6 Sub-Account		F15 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 64,811	$ 86,278	$13	$ 813
Net realized gains (losses)	(74,416)	(166,110)	4,881	65,827
Net change in unrealized appreciation/ depreciation	1,886,187	1,075,311	(211)	(32,400)
Increase (decrease) in net assets from operations	1,876,582	995,479	4,683	34,240
Contract Owner Transactions:
Purchase payments received	312,516	330,571	12,142	56,195
Transfers between Sub-Accounts (including the Fixed Account), net	(1,120,853)	37,844	(14,146)	-
Withdrawals, surrenders, annuitizations and contract charges	(430,752)	(124,844)	(48,345)	(325,333)
Mortality and expense risk charges	(32,758)	(38,278)	(73)	(632)
Charges for life insurance protection and monthly administration charge	(283,225)	(369,828)	(1,254)	(19,661)
Net increase (decrease) from contract owner transactions	(1,555,072)	(164,535)	(51,676)	(289,431)
Total increase (decrease) in net assets	321,510	830,944	(46,993)	(255,191)
Net assets at beginning of year	6,964,007	6,133,063	46,994	302,185
Net assets at end of year	$ 7,285,517	$ 6,964,007	$1	$ 46,994

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	F20 Sub-Account		F30 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 4,773	$ 4,297	$ 1,600$	1,619
Net realized gains (losses)	6,328	10,864	2,611	18,380
Net change in unrealized appreciation/ depreciation	28,361	12,547	15,416	8,561
Increase (decrease) in net assets from operations	39,462	27,708	19,627	28,560
Contract Owner Transactions:
Purchase payments received	63,604	70,070	13,433	39,726
Transfers between Sub-Accounts (including the Fixed Account), net	-	-	(59)	2
Withdrawals, surrenders, annuitizations and contract charges	-	(41,171)	-	(178,273)
Mortality and expense risk charges	(664)	(558)	(401)	(583)
Charges for life insurance protection and monthly administration charge	(24,181)	(24,015)	(4,753)	(8,912)
Net increase (decrease) from contract owner transactions	38,759	4,326	8,220	(148,040)
Total increase (decrease) in net assets	78,221	32,034	27,847	(119,480)
Net assets at beginning of year	243,629	211,595	86,882	206,362
Net assets at end of year	$ 321,850	$ 243,629	$ 114,729$	86,882

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FL8 Sub-Account		FIS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 4,064$	9,617	$ 157,868	$ 158,913
Net realized gains (losses)	34,973	17,853	440,455	474,634
Net change in unrealized appreciation/ depreciation	617,205	233,559	1,991,915	588,659
Increase (decrease) in net assets from operations	656,242	261,029	2,590,238	1,222,206
Contract Owner Transactions:
Purchase payments received	103,439	70,598	442,540	591,282
Transfers between Sub-Accounts (including the Fixed Account), net	(95,163)	(104,624)	(230,021)	(1,046,913)
Withdrawals, surrenders, annuitizations and contract charges	(103,822)	(3,051)	(849,065)	(20,714)
Mortality and expense risk charges	(10,252)	(10,381)	(23,681)	(20,907)
Charges for life insurance protection and monthly administration charge	(78,251)	(87,744)	(223,970)	(240,924)
Net increase (decrease) from contract owner transactions	(184,049)	(135,202)	(884,197)	(738,176)
Total increase (decrease) in net assets	472,193	125,827	1,706,041	484,030
Net assets at beginning of year	$ 1,920,4241,794,597		8,655,616	8,171,586
Net assets at end of year	$ 2,392,617 $1,920,424		$ 10,361,657	$ 8,655,616

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FL4 Sub-Account		FVM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 290,205	$ 253,843	$ 5,728	$ 6,150
Net realized gains (losses)	182,153	(262,976)	293,044	197,461
Net change in unrealized appreciation/ depreciation	3,808,473	1,775,368	304,479	(12,954)
Increase (decrease) in net assets from operations	4,280,831	1,766,235	603,251	190,657
Contract Owner Transactions:
Purchase payments received	1,037,884	1,012,076	203,219	208,653
Transfers between Sub-Accounts (including the Fixed Account), net	324,287	(765,589)	4,628	93,383
Withdrawals, surrenders, annuitizations and contract charges	33,056	(378,229)	(49,868)	(39,849)
Mortality and expense risk charges	(73,646)	(62,497)	(4,867)	(3,727)
Charges for life insurance protection and monthly administration charge	(932,309)	(886,152)	(65,080)	(63,054)
Net increase (decrease) from contract owner transactions	389,272	(1,080,391)	88,032	195,406
Total increase (decrease) in net assets	4,670,103	685,844	691,283	386,063
Net assets at beginning of year	12,861,805	12,175,961	1,640,565	1,254,502
Net assets at end of year	$ 17,531,908	$ 12,861,805	$ 2,331,848	$ 1,640,565

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/ depreciation Increase (decrease) in net assets from operations	FL5 Sub-Account		FL7 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 648 - -	$ 3,401 - -	$ 95,049 (211,965) 2,116,745	$ 128,014 (379,178) 1,441,874
	648	3,401	1,999,829	1,190,710
Contract Owner Transactions:
Purchase payments received	684,675	759,321	481,758	517,446
Transfers between Sub-Accounts (including the Fixed Account), net	(1,084,102)	2,657,865	(838,616)	529,288
Withdrawals, surrenders, annuitizations and contract charges	(576,968)	(2,350,957)	(127,067)	(202,849)
Mortality and expense risk charges	(37,005)	(45,560)	(45,062)	(40,210)
Charges for life insurance protection and monthly administration charge	(545,110)	(702,621)	(366,941)	(392,902)
Net increase (decrease) from contract owner transactions	(1,558,510)	318,048	(895,928)	410,773
Total increase (decrease) in net assets	(1,557,862)	321,449	1,103,901	1,601,483
Net assets at beginning of year	7,653,144	7,331,695	7,198,531	5,597,048
Net assets at end of year	$ 6,095,282	$ 7,653,144	$ 8,302,432	$ 7,198,531

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SGI Sub-Account		S17 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 30,804	$ 12,591	$21,756	$ 3,932
Net realized gains (losses)	116,257	148,701	32,333	736
Net change in unrealized appreciation/ depreciation	67,084	74,245	(14,283)	16,252
Increase (decrease) in net assets from operations	214,145	235,537	39,806	20,920
Contract Owner Transactions:
Purchase payments received	245,484	346,205	13,910	14,056
Transfers between Sub-Accounts (including the Fixed Account), net	(39,439)	(413,668)	-	-
Withdrawals, surrenders, annuitizations and contract charges	(188,887)	(54,171)	(12)	(11)
Mortality and expense risk charges	(4,040)	(4,078)	(453)	(369)
Charges for life insurance protection and monthly administration charge	(92,011)	(110,044)	(3,965)	(4,452)
Net increase (decrease) from contract owner transactions	(78,893)	(235,756)	9,480	9,224
Total increase (decrease) in net assets	135,252	(219)	49,286	30,144
Net assets at beginning of year	1,706,028	1,706,247	165,824	135,680
Net assets at end of year	$ 1,841,280	$ 1,706,028	$ 215,110	$ 165,824

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	ISC Sub-Account		FVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 40,666	$ 40,113	$ 20,445	$ 8,384
Net realized gains (losses)	12,286	7,929	84,808	103,449
Net change in unrealized appreciation/ depreciation	32,132	24,177	368,789	109,063
Increase (decrease) in net assets from operations	85,084	72,219	474,042	220,896
Contract Owner Transactions:
Purchase payments received	62,163	71,261	119,155	153,900
Transfers between Sub-Accounts (including the Fixed Account), net	4,977	(4,230)	(41,049)	(245,347)
Withdrawals, surrenders, annuitizations and contract charges	(54,792)	(7,172)	(116,161)	(36,509)
Mortality and expense risk charges	(1,087)	(1,012)	(3,414)	(2,744)
Charges for life insurance protection and monthly administration charge	(31,901)	(34,073)	(52,889)	(60,955)
Net increase (decrease) from contract owner transactions	(20,640)	24,774	(94,358)	(191,655)
Total increase (decrease) in net assets	64,444	96,993	379,684	29,241
Net assets at beginning of year	644,870	547,877	1,339,337	1,310,096
Net assets at end of year	$ 709,314	$ 644,870	$ 1,719,021	$ 1,339,337

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SIC Sub-Account		FGF Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 89,499	$ 105,696	$1 $	1
Net realized gains (losses)	18,085	2,690	-	1
Net change in unrealized appreciation/ depreciation	(56,832)	49,963	(2)	(1)
Increase (decrease) in net assets from operations	50,752	158,349	(1)	1
Contract Owner Transactions:
Purchase payments received	158,772	113,457	16	11
Transfers between Sub-Accounts (including the Fixed Account), net	9,265	386,572	-	-
Withdrawals, surrenders, annuitizations and contract charges	(207,295)	(19,153)	-	-
Mortality and expense risk charges	(3,351)	(3,050)	-	-
Charges for life insurance protection and monthly administration charge	(62,034)	(63,957)	(11)	(16)
Net increase (decrease) from contract owner transactions	(104,643)	413,869	5	(5)
Total increase (decrease) in net assets	(53,891)	572,218	4	(4)
Net assets at beginning of year	1,588,700	1,016,482	44	48
Net assets at end of year	$ 1,534,809	$ 1,588,700	$48 $	44

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FMS Sub-Account		FTI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 37,598	$ 31,574	$ 167,397	$ 163,591
Net realized gains (losses)	54,832	9,376	(345,764)	(201,827)
Net change in unrealized appreciation/ depreciation	356,460	131,298	1,671,709	957,423
Increase (decrease) in net assets from operations	448,890	172,248	1,493,342	919,187
Contract Owner Transactions:
Purchase payments received	144,766	112,920	451,912	387,368
Transfers between Sub-Accounts (including the Fixed Account), net	36,077	513,720	1,669,104	(191,811)
Withdrawals, surrenders, annuitizations and contract charges	(61,398)	(3,665)	(868,071)	(247,758)
Mortality and expense risk charges	(4,319)	(3,634)	(36,526)	(33,259)
Charges for life insurance protection and monthly administration charge	(57,756)	(58,001)	(410,962)	(333,885)
Net increase (decrease) from contract owner transactions	57,370	561,340	805,457	(419,345)
Total increase (decrease) in net assets	506,260	733,588	2,298,799	499,842
Net assets at beginning of year	1,621,306	887,718	5,740,658	5,240,816
Net assets at end of year	$ 2,127,566	$ 1,621,306	$ 8,039,457	$ 5,740,658

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FTG Sub-Account		GS4 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 48,674$	33,181	$2,598	$ 2,514
Net realized gains (losses)	(68,928)	(97,081)	29,252	22,913
Net change in unrealized appreciation/ depreciation	514,435	372,077	27,312	10,474
Increase (decrease) in net assets from operations	494,181	308,177	59,162	35,901
Contract Owner Transactions:
Purchase payments received	128,293	112,750	5,014	5,033
Transfers between Sub-Accounts (including the Fixed Account), net	(124,874)	(104,390)	(4,300)	(66,972)
Withdrawals, surrenders, annuitizations and contract charges	(22,131)	(36,218)	-	(1,137)
Mortality and expense risk charges	(9,973)	(10,506)	(679)	(607)
Charges for life insurance protection and monthly administration charge	(105,047)	(101,578)	(10,467)	(9,309)
Net increase (decrease) from contract owner transactions	(133,732)	(139,942)	(10,432)	(72,992)
Total increase (decrease) in net assets	360,449	168,235	48,730	(37,091)
Net assets at beginning of year	$ 1,678,7971,510,562		182,171	219,262
Net assets at end of year	$ 2,039,246 $1,678,797		$ 230,901	$ 182,171

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	GS8 Sub-Account		GS5 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 2,691	$ 3,843	$ 6,564	$ 8,004
Net realized gains (losses)	30,879	(2,323)	11,651	(10,234)
Net change in unrealized appreciation/ depreciation	59,231	52,906	62,750	84,042
Increase (decrease) in net assets from operations	92,801	54,426	80,965	81,812
Contract Owner Transactions:
Purchase payments received	-	-	17,025	22,453
Transfers between Sub-Accounts (including the Fixed Account), net	(49,655)	(220)	(18,187)	1,940
Withdrawals, surrenders, annuitizations and contract charges	(23,433)	(3,024)	(50,141)	(109,119)
Mortality and expense risk charges	(1,855)	(1,937)	(1,261)	(1,647)
Charges for life insurance protection and monthly administration charge	(11,777)	(14,100)	(26,436)	(36,534)
Net increase (decrease) from contract owner transactions	(86,720)	(19,281)	(79,000)	(122,907)
Total increase (decrease) in net assets	6,081	35,145	1,965	(41,095)
Net assets at beginning of year	337,561	302,416	378,658	419,753
Net assets at end of year	$ 343,642	$ 337,561	$ 380,623	$ 378,658

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GS2 Sub-Account		GS3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 2,303	$ 2,371	$ 41,711$	57,684
Net realized gains (losses)	37,761	4,355	113,715	(38,970)
Net change in unrealized appreciation/ depreciation	30,016	17,958	1,001,057	411,326
Increase (decrease) in net assets from operations	70,080	24,684	1,156,483	430,040
Contract Owner Transactions:
Purchase payments received	7,311	8,151	180,428	166,548
Transfers between Sub-Accounts (including the Fixed Account), net	(1,937)	(6,531)	(153,975)	(178,943)
Withdrawals, surrenders, annuitizations and contract charges	(7,900)	(9,639)	(143,883)	(150,525)
Mortality and expense risk charges	(779)	(682)	(18,648)	(18,502)
Charges for life insurance protection and monthly administration charge	(12,938)	(12,457)	(157,272)	(162,153)
Net increase (decrease) from contract owner transactions	(16,243)	(21,158)	(293,350)	(343,575)
Total increase (decrease) in net assets	53,837	3,526	863,133	86,465
Net assets at beginning of year	201,990	198,464	3,197,551 3,111,086
Net assets at end of year	$ 255,827	$ 201,990	$ 4,060,684 $ 3,197,551

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	FFG Sub-Account		VKC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 3,441	$ -	$ 4,208	$ 1,100
Net realized gains (losses)	16,177	(5,114)	48,427	4,452
Net change in unrealized appreciation/ depreciation	244,899	(16,828)	168,384	20,572
Increase (decrease) in net assets from operations	264,517	(21,942)	221,019	26,124
Contract Owner Transactions:
Purchase payments received	42,313	35,092	20,856	13,877
Transfers between Sub-Accounts (including the Fixed Account), net	(18,398)	797,820	470,799	19,081
Withdrawals, surrenders, annuitizations and contract charges	(71,797)	(59,122)	(19,058)	(1,327)
Mortality and expense risk charges	(2,712)	(2,035)	(641)	(396)
Charges for life insurance protection and monthly administration charge	(53,831)	(40,226)	(68,712)	(8,280)
Net increase (decrease) from contract owner transactions	(104,425)	731,529	403,244	22,955
Total increase (decrease) in net assets	160,092	709,587	624,263	49,079
Net assets at beginning of year	709,587	-	201,137	152,058
Net assets at end of year	$ 869,679	$ 709,587	$ 825,400	$ 201,137

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VLC Sub-Account		AI3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 10,545	$ 10,552	$ 14,081$	8,462
Net realized gains (losses)	58,207	20,347	40,447	45,477
Net change in unrealized appreciation/ depreciation	165,525	86,841	205,070	71,329
Increase (decrease) in net assets from operations	234,277	117,740	259,598	125,268
Contract Owner Transactions:
Purchase payments received	35,507	45,015	53,018	58,011
Transfers between Sub-Accounts (including the Fixed Account), net	(72,839)	63,260	(11,120)	(81,600)
Withdrawals, surrenders, annuitizations and contract charges	(98,559)	(455)	(82,975)	(19,736)
Mortality and expense risk charges	(1,028)	(960)	(3,555)	(4,165)
Charges for life insurance protection and monthly administration charge	(35,593)	(37,826)	(45,145)	(61,478)
Net increase (decrease) from contract owner transactions	(172,512)	69,034	(89,777)	(108,968)
Total increase (decrease) in net assets	61,765	186,774	169,821	16,300
Net assets at beginning of year	745,043	558,269	943,216 926,916
Net assets at end of year	$ 806,808	$ 745,043	$ 1,113,037 $943,216

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	VKU Sub-Account		VGI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$7,604	$ 6,293	$ 20,027	$ 24,834
Net realized gains (losses)	38,567	1,309	100,350	64,820
Net change in unrealized appreciation/ depreciation	68,941	31,819	286,269	117,393
Increase (decrease) in net assets from operations	115,112	39,421	406,646	207,047
Contract Owner Transactions:
Purchase payments received	71,156	38,464	68,794	71,127
Transfers between Sub-Accounts (including the Fixed Account), net	(73,139)	190,439	(2,602)	(232,951)
Withdrawals, surrenders, annuitizations and contract charges	(743)	(79)	(43,824)	(234,498)
Mortality and expense risk charges	(1,101)	(589)	-	-
Charges for life insurance protection and monthly administration charge	(38,117)	(16,734)	(65,206)	(70,998)
Net increase (decrease) from contract owner transactions	(41,944)	211,501	(42,838)	(467,320)
Total increase (decrease) in net assets	73,168	250,922	363,808	(260,273)
Net assets at beginning of year	537,498	286,576	1,287,760	1,548,033
Net assets at end of year	$ 610,666	$ 537,498	$ 1,651,568	$ 1,287,760

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	AI4 Sub-Account		FFI Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 96,284	$ 107,219	$ 598	$ -
Net realized gains (losses)	765,261	4,388	1,501	(358)
Net change in unrealized appreciation/ depreciation	415,700	886,845	43,386	(2,262)
Increase (decrease) in net assets from operations	1,277,245	998,452	45,485	(2,620)
Contract Owner Transactions:
Purchase payments received	318,080	294,540	-	259
Transfers between Sub-Accounts (including the Fixed Account), net	(2,065,412)	465,148	4,221	131,558
Withdrawals, surrenders, annuitizations and contract charges	(231,509)	(256,263)	(7,863)	(19)
Mortality and expense risk charges	(38,325)	(37,625)	(862)	(545)
Charges for life insurance protection and monthly administration charge	(269,812)	(381,571)	(2,636)	(1,838)
Net increase (decrease) from contract owner transactions	(2,286,978)	84,229	(7,140)	129,415
Total increase (decrease) in net assets	(1,009,733)	1,082,681	38,345	126,795
Net assets at beginning of year	7,424,887	6,342,206	126,795	-
Net assets at end of year	$ 6,415,154	$ 7,424,887	$ 165,140	$ 126,795

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	ASC Sub-Account		MCA Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 15	$ -	$ -	$ 1,481
Net realized gains (losses)	4,870	2,723	73,832	57,082
Net change in unrealized appreciation/ depreciation	50,550	18,325	113,580	28,949
Increase (decrease) in net assets from operations	55,435	21,048	187,412	87,512
Contract Owner Transactions:
Purchase payments received	-	-	35,467	58,726
Transfers between Sub-Accounts (including the Fixed Account), net	(1,447)	(1,620)	(16,628)	(137,110)
Withdrawals, surrenders, annuitizations and contract charges	(5,157)	(14,795)	11,532	(9,300)
Mortality and expense risk charges	(951)	(1,078)	(1,183)	(1,392)
Charges for life insurance protection and monthly administration charge	(4,965)	(7,216)	(45,945)	(58,027)
Net increase (decrease) from contract owner transactions	(12,520)	(24,709)	(16,757)	(147,103)
Total increase (decrease) in net assets	42,915	(3,661)	170,655	(59,591)
Net assets at beginning of year	154,861	158,522	476,016	535,607
Net assets at end of year	$ 197,776	$ 154,861	$ 646,671	$ 476,016

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MBI Sub-Account		MTC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 31,878	$ 16,122	$5,994	$ 367
Net realized gains (losses)	20,999	(7,297)	120,374	66,166
Net change in unrealized appreciation/ depreciation	122,837	126,754	178,210	70,121
Increase (decrease) in net assets from operations	175,714	135,579	304,578	136,654
Contract Owner Transactions:
Purchase payments received	79,046	97,018	69,670	103,316
Transfers between Sub-Accounts (including the Fixed Account), net	457,116	80,659	(71,017)	2,565
Withdrawals, surrenders, annuitizations and contract charges	(13,600)	(13,930)	5,015	(19,744)
Mortality and expense risk charges	(2,762)	(1,953)	(1,939)	(1,632)
Charges for life insurance protection and monthly administration charge	(67,888)	(68,960)	(67,633)	(84,972)
Net increase (decrease) from contract owner transactions	451,912	92,834	(65,904)	(467)
Total increase (decrease) in net assets	627,626	228,413	238,674	136,187
Net assets at beginning of year	835,548	607,135	854,260	718,073
Net assets at end of year	$ 1,463,174	$ 835,548	$ 1,092,934	$ 854,260

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MBO Sub-Account		GGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 15,448	$ 4,033	$ 57,079	$ -
Net realized gains (losses)	116,926	29,532	1,606	-
Net change in unrealized appreciation/ depreciation	40,541	47,817	187,058	-
Increase (decrease) in net assets from operations	172,915	81,382	245,743	-
Contract Owner Transactions:
Purchase payments received	57,521	55,645	48,592	-
Transfers between Sub-Accounts (including the Fixed Account), net	(145,269)	(91,636)	3,191,009	-
Withdrawals, surrenders, annuitizations and contract charges	(12,347)	(7,128)	(28,887)	-
Mortality and expense risk charges	(1,673)	(1,663)	(4,987)	-
Charges for life insurance protection and monthly administration charge	(48,669)	(53,517)	(66,716)	-
Net increase (decrease) from contract owner transactions	(150,437)	(98,299)	3,139,011	-
Total increase (decrease) in net assets	22,478	(16,917)	3,384,754	-
Net assets at beginning of year	561,124	578,041	-	-
Net assets at end of year	$ 583,602	$ 561,124	$ 3,384,754	$ -

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	GGE Sub-Account		FFL Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 3,060	$ -	$ 1,245	$ -
Net realized gains (losses)	56	-	25,995	243
Net change in unrealized appreciation/ depreciation	11,454	-	136,211	8,781
Increase (decrease) in net assets from operations	14,570	-	163,451	9,024
Contract Owner Transactions:
Purchase payments received	12,318	-	20,372	2,305
Transfers between Sub-Accounts (including the Fixed Account), net	187,301	-	(3,328)	484,855
Withdrawals, surrenders, annuitizations and contract charges	-	-	(82,736)	(4,907)
Mortality and expense risk charges	(196)	-	(1,611)	(329)
Charges for life insurance protection and monthly administration charge	(3,447)	-	(36,164)	(7,856)
Net increase (decrease) from contract owner transactions	195,976	-	(103,467)	474,068
Total increase (decrease) in net assets	210,546	-	59,984	483,092
Net assets at beginning of year	-	-	483,092	-
Net assets at end of year	$ 210,546	$ -	$ 543,076	$ 483,092

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	FFJ Sub-Account		FFS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ -	$ -	$ -	$ -
Net realized gains (losses)	136,829	73	67,710	280
Net change in unrealized appreciation/ depreciation	1,186,713	79,419	142,163	19,151
Increase (decrease) in net assets from operations	1,323,542	79,492	209,873	19,431
Contract Owner Transactions:
Purchase payments received	143,483	5,148	58,657	1,061
Transfers between Sub-Accounts (including the Fixed Account), net	(206,344)	3,935,743	174,647	519,494
Withdrawals, surrenders, annuitizations and contract charges	(564,275)	(201)	(29,694)	(233)
Mortality and expense risk charges	(13,938)	(1,084)	(1,970)	(143)
Charges for life insurance protection and monthly administration charge	(148,306)	(9,849)	(18,089)	(1,715)
Net increase (decrease) from contract owner transactions	(789,380)	3,929,757	183,551	518,464
Total increase (decrease) in net assets	534,162	4,009,249	393,424	537,895
Net assets at beginning of year	4,009,249	-	537,895	-
Net assets at end of year	$ 4,543,411	$ 4,009,249	$ 931,319	$ 537,895

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFQ Sub-Account		FFM Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 86,098	$ -	$ 14,313	$ -
Net realized gains (losses)	13,244	(53)	152,323	95
Net change in unrealized appreciation/ depreciation	(178,517)	65	1,092,779	56,616
Increase (decrease) in net assets from operations	(79,175)	12	1,259,415	56,711
Contract Owner Transactions:
Purchase payments received	1,043,858	20,726	251,441	12,111
Transfers between Sub-Accounts (including the Fixed Account), net	(763,204)	8,447,478	(819,514)	4,687,159
Withdrawals, surrenders, annuitizations and contract charges	(1,012,944)	(10,556)	(464,463)	(1,900)
Mortality and expense risk charges	(25,679)	(1,954)	(18,443)	(1,683)
Charges for life insurance protection and monthly administration charge	(413,430)	(39,846)	(184,081)	(13,056)
Net increase (decrease) from contract owner transactions	(1,171,399)	8,415,848	(1,235,060)	4,682,631
Total increase (decrease) in net assets	(1,250,574)	8,415,860	24,355	4,739,342
Net assets at beginning of year	8,415,860	-	4,739,342	-
Net assets at end of year	$ 7,165,286	$ 8,415,860	$ 4,763,697	$ 4,739,342

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	FFO Sub-Account		MIT Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 42,364	$ -	$ 30,759	$ 21,234
Net realized gains (losses)	149,933	220	117,219	28,311
Net change in unrealized appreciation/ depreciation	825,341	15,412	294,424	137,902
Increase (decrease) in net assets from operations	1,017,638	15,632	442,402	187,447
Contract Owner Transactions:
Purchase payments received	226,977	8,139	58,440	84,329
Transfers between Sub-Accounts (including the Fixed Account), net	722,767	2,465,348	(52,187)	(131,694)
Withdrawals, surrenders, annuitizations and contract charges	(323,286)	(3)	(107,781)	(78,043)
Mortality and expense risk charges	(16,235)	(735)	(6,371)	(6,434)
Charges for life insurance protection and monthly administration charge	(244,149)	(10,360)	(73,534)	(86,913)
Net increase (decrease) from contract owner transactions	366,074	2,462,389	(181,433)	(218,755)
Total increase (decrease) in net assets	1,383,712	2,478,021	260,969	(31,308)
Net assets at beginning of year	2,478,021	-	1,252,593	1,283,901
Net assets at end of year	$ 3,861,733	$ 2,478,021	$ 1,513,562	$ 1,252,593

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MF7 Sub-Account		EM1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 37,766	$ 33,592	$ 28,053	$ 14,351
Net realized gains (losses)	16,131	33,497	(77,897)	71,583
Net change in unrealized appreciation/ depreciation	(60,425)	18,540	(60,121)	199,165
Increase (decrease) in net assets from operations	(6,528)	85,629	(109,965)	285,099
Contract Owner Transactions:
Purchase payments received	33,851	90,973	166,149	164,747
Transfers between Sub-Accounts (including the Fixed Account), net	99,349	(504,694)	(38,850)	(42,345)
Withdrawals, surrenders, annuitizations and contract charges	1,955	(5,240)	(37,383)	(52,433)
Mortality and expense risk charges	(2,343)	(1,874)	(4,198)	(3,605)
Charges for life insurance protection and monthly administration charge	(40,662)	(34,424)	(62,762)	(62,439)
Net increase (decrease) from contract owner transactions	92,150	(455,259)	22,956	3,925
Total increase (decrease) in net assets	85,622	(369,630)	(87,009)	289,024
Net assets at beginning of year	713,874	1,083,504	1,782,175	1,493,151
Net assets at end of year	$ 799,496	$ 713,874	$ 1,695,166	$ 1,782,175

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	GT2 Sub-Account		GSS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 844	$ 625	$ 48,679	$ 114,068
Net realized gains (losses)	414	16	84,710	61,437
Net change in unrealized appreciation/ depreciation	1,582	1,279	(196,047)	(85,699)
Increase (decrease) in net assets from operations	2,840	1,920	(62,658)	89,806
Contract Owner Transactions:
Purchase payments received	4,081	19,444	121,624	143,023
Transfers between Sub-Accounts (including the Fixed Account), net	1,836	16,823	(1,119,339)	(67,678)
Withdrawals, surrenders, annuitizations and contract charges	(5,751)	279	(165,100)	(96,328)
Mortality and expense risk charges	(58)	(65)	(12,874)	(19,064)
Charges for life insurance protection and monthly administration charge	(2,146)	(2,107)	(129,403)	(295,371)
Net increase (decrease) from contract owner transactions	(2,038)	34,374	(1,305,092)	(335,418)
Total increase (decrease) in net assets	802	36,294	(1,367,750)	(245,612)
Net assets at beginning of year	36,294	-	3,463,836	3,709,448
Net assets at end of year	$ 37,096	$ 36,294	$ 2,096,086	$ 3,463,836

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFK Sub-Account		HYS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 12,397	$ 30,621	$ 136,098	$ 216,945
Net realized gains (losses)	(3,194)	20,024	191,587	37,893
Net change in unrealized appreciation/ depreciation	(30,493)	(29,091)	58,245	305,105
Increase (decrease) in net assets from operations	(21,290)	21,554	385,930	559,943
Contract Owner Transactions:
Purchase payments received	79,227	107,184	620,270	139,315
Transfers between Sub-Accounts (including the Fixed Account), net	(468,622)	323,946	(2,146,520)	2,426,178
Withdrawals, surrenders, annuitizations and contract charges	(55,643)	(3,664)	(415,589)	(270,624)
Mortality and expense risk charges	(1,719)	(2,459)	(24,429)	(18,967)
Charges for life insurance protection and monthly administration charge	(26,703)	(47,115)	(347,362)	(332,707)
Net increase (decrease) from contract owner transactions	(473,460)	377,892	(2,313,630)	1,943,195
Total increase (decrease) in net assets	(494,750)	399,446	(1,927,700)	2,503,138
Net assets at beginning of year	1,130,606	731,160	7,378,891	4,875,753
Net assets at end of year	$ 635,856	$ 1,130,606	$ 5,451,191	$ 7,378,891

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	IGS Sub-Account		IG1 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 11,333$	8,478	$4,985	$ 3,060
Net realized gains (losses)	2,079	3,387	11,973	(14,303)
Net change in unrealized appreciation/ depreciation	102,148	125,826	42,260	117,402
Increase (decrease) in net assets from operations	115,560	137,691	59,218	106,159
Contract Owner Transactions:
Purchase payments received	12,001	19,818	66,062	106,030
Transfers between Sub-Accounts (including the Fixed Account), net	66,441	137,367	(13,020)	(439,944)
Withdrawals, surrenders, annuitizations and contract charges	(35,800)	2,240	(27,129)	(5,973)
Mortality and expense risk charges	(4,989)	(4,327)	(1,544)	(1,676)
Charges for life insurance protection and monthly administration charge	(22,987)	(20,456)	(20,710)	(25,402)
Net increase (decrease) from contract owner transactions	14,666	134,642	3,659	(366,965)
Total increase (decrease) in net assets	130,226	272,333	62,877	(260,806)
Net assets at beginning of year	841,034 568,701		433,569	694,375
Net assets at end of year	$ 971,260 $ 841,034		496,446	$ 433,569

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss) Net realized gains (losses) Net change in unrealized appreciation/ depreciation Increase (decrease) in net assets from operations	MIS Sub-Account		MMS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 17,358 223,729 346,801	$ 5,689 88,032 156,167	$ - - -	$ - - -
	587,888	249,888	-	-
Contract Owner Transactions:
Purchase payments received	106,043	97,955	2,339,644	72,644
Transfers between Sub-Accounts (including the Fixed Account), net	1,126,099	(103,760)	93,700	9,064,204
Withdrawals, surrenders, annuitizations and contract charges	(437,354)	(245,484)	(2,641,329)	695,841
Mortality and expense risk charges	(9,799)	(6,648)	(34,122)	(2,567)
Charges for life insurance protection and monthly administration charge	(165,307)	(90,121)	(866,105)	(42,279)
Net increase (decrease) from contract owner transactions	619,682	(348,058)	(1,108,212)	9,787,843
Total increase (decrease) in net assets	1,207,570	(98,170)	(1,108,212)	9,787,843
Net assets at beginning of year	1,421,901	1,520,071	9,787,843	-
Net assets at end of year	$ 2,629,471	$ 1,421,901	$ 8,679,631	$ 9,787,843

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	NWD Sub-Account
	December 31, 2013	December 31, 2012
	$ -	$ -
Net realized gains (losses)	206,731	248,260
Net change in unrealized appreciation/ depreciation	630,887	132,231
Increase (decrease) in net assets from operations	837,618	380,491
Contract Owner Transactions:
Purchase payments received	106,598	104,532
Transfers between Sub-Accounts (including the Fixed Account), net	(70,818)	28,494
Withdrawals, surrenders, annuitizations and contract charges	(14,251)	(110,726)
Mortality and expense risk charges	(9,436)	(9,470)
Charges for life insurance protection and monthly administration charge	(124,188)	(115,174)
Net increase (decrease) from contract owner transactions	(112,095)	(102,344)
Total increase (decrease) in net assets	725,523	278,147
Net assets at beginning of year	2,064,071	1,785,924
Net assets at end of year	$ 2,789,594	$ 2,064,071

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	RI1 Sub-Account		TRS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$ 1,156	$2,439	$127,563	$ 91,218
Net realized gains (losses)	34,075	1,565	563,945	(68,051)
Net change in unrealized appreciation/ depreciation	82,205	12,992	(362,313)	369,685
Increase (decrease) in net assets from operations	117,436	16,996	329,195	392,852
Contract Owner Transactions:
Purchase payments received	32,696	37,321	101,847	138,375
Transfers between Sub-Accounts (including the Fixed Account), net	2,045,855	151,062	(3,390,195)	7,234
Withdrawals, surrenders, annuitizations and contract charges	(13,505)	(928)	(299,831)	(504,698)
Mortality and expense risk charges	(927)	(343)	(8,657)	(16,890)
Charges for life insurance protection and monthly administration charge	(18,796)	(13,202)	(117,578)	(227,125)
Net increase (decrease) from contract owner transactions	2,045,323	173,910	(3,714,414)	(603,104)
Total increase (decrease) in net assets	2,162,759	190,906	(3,385,219)	(210,252)
Net assets at beginning of year	242,647	51,741	3,385,219	3,595,471
Net assets at end of year	$ 2,405,406	$242,647	$-	$ 3,385,219

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	MFJ Sub-Account		UTS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$6,666	$ 3,430	$ 50,919	$ 85,213
Net realized gains (losses)	22,784	757	212,325	(59,622)
Net change in unrealized appreciation/ depreciation	(11,310)	9,294	77,882	212,517
Increase (decrease) in net assets from operations	18,140	13,481	341,126	238,108
Contract Owner Transactions:
Purchase payments received	17,822	34,167	97,496	102,166
Transfers between Sub-Accounts (including the Fixed Account), net	(170,407)	10,291	(55,280)	(159)
Withdrawals, surrenders, annuitizations and contract charges	(11,329)	(931)	(103,779)	(198,930)
Mortality and expense risk charges	(364)	(434)	(8,211)	(7,561)
Charges for life insurance protection and monthly administration charge	(7,767)	(8,160)	(96,223)	(112,425)
Net increase (decrease) from contract owner transactions	(172,045)	34,933	(165,997)	(216,909)
Total increase (decrease) in net assets	(153,905)	48,414	175,129	21,199
Net assets at beginning of year	153,905	105,491	1,748,288	1,727,089
Net assets at end of year	$-	$ 153,905	$ 1,923,417	$ 1,748,288

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MFE Sub-Account		MVS Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 6,457	$ 25,349	$ 51,826$	45,114
Net realized gains (losses)	83,885	26,944	367,107	20,917
Net change in unrealized appreciation/ depreciation	(14,637)	21,390	211,164	304,788
Increase (decrease) in net assets from operations	75,705	73,683	630,097	370,819
Contract Owner Transactions:
Purchase payments received	41,634	47,960	72,240	107,492
Transfers between Sub-Accounts (including the Fixed Account), net	(379,067)	(157,209)	(846,742)	(74,631)
Withdrawals, surrenders, annuitizations and contract charges	843	(18,294)	(74,623)	(217,984)
Mortality and expense risk charges	(726)	(983)	(9,784)	(13,396)
Charges for life insurance protection and monthly administration charge	(30,209)	(41,018)	(95,124)	(182,400)
Net increase (decrease) from contract owner transactions	(367,525)	(169,544)	(954,033)	(380,919)
Total increase (decrease) in net assets	(291,820)	(95,861)	(323,936)	(10,100)
Net assets at beginning of year	567,940	663,801	2,350,318 2,360,418
Net assets at end of year	$ 276,120	$ 567,940	$ 2,026,382 $ 2,350,318

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	MV1 Sub-Account		SCB Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$61,874	$ 28,278	$ 60,887$	16,156
Net realized gains (losses)	165,580	100,895	515,412	148,831
Net change in unrealized appreciation/ depreciation	460,023	120,659	786,052	203,103
Increase (decrease) in net assets from operations	687,477	249,832	1,362,351	368,090
Contract Owner Transactions:
Purchase payments received	199,101	172,934	255,919	269,062
Transfers between Sub-Accounts (including the Fixed Account), net	21,948	198,258	210,409	318,284
Withdrawals, surrenders, annuitizations and contract charges	(84,180)	(40,322)	(209,577)	(45,033)
Mortality and expense risk charges	(5,790)	(4,535)	(2,108)	(11,029)
Charges for life insurance protection and monthly administration charge	(97,850)	(90,008)	(231,077)	(195,617)
Net increase (decrease) from contract owner transactions	33,229	236,327	23,566	335,667
Total increase (decrease) in net assets	720,706	486,159	1,385,917	703,757
Net assets at beginning of year	1,927,754	1,441,595	2,980,077 2,276,320
Net assets at end of year	$ 2,648,460	$ 1,927,754	$ 4,365,994 $ 2,980,077

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	111 Sub-Account		SC3 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 152,873	$ 162,063	$ 216,094$	39,449
Net realized gains (losses)	381,509	258,466	(153,896)	(341,567)
Net change in unrealized appreciation/ depreciation	(89,625)	54,248	131,129	1,298,170
Increase (decrease) in net assets from operations	444,757	474,777	193,327	996,052
Contract Owner Transactions:
Purchase payments received	318,156	339,934	237,941	316,529
Transfers between Sub-Accounts (including the Fixed Account), net	(1,113,430)	(507,060)	(125,427)	(458,077)
Withdrawals, surrenders, annuitizations and contract charges	(294,033)	(539,054)	(194,090)	(117,020)
Mortality and expense risk charges	(7,923)	(11,964)	(2,239)	(17,028)
Charges for life insurance protection and monthly administration charge	(237,588)	(240,428)	(184,089)	(187,126)
Net increase (decrease) from contract owner transactions	(1,334,818)	(958,572)	(267,904)	(462,722)
Total increase (decrease) in net assets	(890,061)	(483,795)	(74,577)	533,330
Net assets at beginning of year	5,022,969	5,506,764	4,085,006 3,551,676
Net assets at end of year	$ 4,132,908	$ 5,022,969	$ 4,010,429 $ 4,085,006

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	113 Sub-Account		115 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$59,545$	58,551	$ - $	15,344
Net realized gains (losses)	206,799	99,691	100,717	153,291
Net change in unrealized appreciation/ depreciation	200,400	89,280	(195,524)	(34,666)
Increase (decrease) in net assets from operations	466,744	247,522	(94,807)	133,969
Contract Owner Transactions:
Purchase payments received	371,652	308,350	165,091	178,037
Transfers between Sub-Accounts (including the Fixed Account), net	(904,845)	408,476	(150,865)	4,742
Withdrawals, surrenders, annuitizations and contract charges	(22,524)	(24,519)	(244,913)	(38,250)
Mortality and expense risk charges	(5,554)	(7,079)	(2,132)	(4,732)
Charges for life insurance protection and monthly administration charge	(135,374)	(159,902)	(99,706)	(89,286)
Net increase (decrease) from contract owner transactions	(696,645)	525,326	(332,525)	50,511
Total increase (decrease) in net assets	(229,901)	772,848	(427,332)	184,480
Net assets at beginning of year	2,405,2001,632,352		1,898,656 1,714,176
Net assets at end of year	$ 2,175,299 $2,405,200		$ 1,471,324 $ 1,898,656

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	SDC Sub-Account		SGC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$9,086	$ 80,342	$ 59,261$	41,911
Net realized gains (losses)	31,161	10,802	1,089,532	713,843
Net change in unrealized appreciation/ depreciation	8,501	62,979	401,845	(161,722)
Increase (decrease) in net assets from operations	48,748	154,123	1,550,638	594,032
Contract Owner Transactions:
Purchase payments received	371,131	737,662	311,329	252,866
Transfers between Sub-Accounts (including the Fixed Account), net	4,630	208,147	496,712	(40,389)
Withdrawals, surrenders, annuitizations and contract charges	(231,263)	(440,247)	(406,406)	(167,163)
Mortality and expense risk charges	(2,909)	(35,169)	(1,733)	(11,001)
Charges for life insurance protection and monthly administration charge	(339,967)	(359,241)	(237,016)	(205,568)
Net increase (decrease) from contract owner transactions	(198,378)	111,152	162,886	(171,255)
Total increase (decrease) in net assets	(149,630)	265,275	1,713,524	422,777
Net assets at beginning of year	6,968,272	6,702,997	4,127,671 3,704,894
Net assets at end of year	$ 6,818,642	$ 6,968,272	$ 5,841,195 $ 4,127,671

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	112 Sub-Account		117 Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 65,589	$ 70,717	$ 6,195$	321
Net realized gains (losses)	372,260	83,881	6,887	5,727
Net change in unrealized appreciation/ depreciation	189,030	109,192	195,326	24,452
Increase (decrease) in net assets from operations	626,879	263,790	208,408	30,500
Contract Owner Transactions:
Purchase payments received	366,893	453,121	71,213	54,215
Transfers between Sub-Accounts (including the Fixed Account), net	2,979,281	193,145	313,551	63,043
Withdrawals, surrenders, annuitizations and contract charges	(2,521,148)	(109,884)	(22,512)	(4,504)
Mortality and expense risk charges	(6,504)	(6,829)	(1,374)	(1,099)
Charges for life insurance protection and monthly administration charge	(184,559)	(156,202)	(14,299)	(11,919)
Net increase (decrease) from contract owner transactions	633,963	373,351	346,579	99,736
Total increase (decrease) in net assets	1,260,842	637,141	554,987	130,236
Net assets at beginning of year	2,915,557	2,278,416	430,836 300,600
Net assets at end of year	$ 4,176,399	$ 2,915,557	$ 985,823 $ 430,836

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations: Net investment income (loss)	VKM Sub-Account		OCF Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
	$ 2,351	$ -	$ 7,188	$ 4,245
Net realized gains (losses)	26,651	59,906	8,253	(6,855)
Net change in unrealized appreciation/ depreciation	274,546	(64,872)	174,461	87,193
Increase (decrease) in net assets from operations	303,548	(4,966)	189,902	84,583
Contract Owner Transactions:
Purchase payments received	130,464	61,649	59,326	60,823
Transfers between Sub-Accounts (including the Fixed Account), net	(12,280)	520,573	408	(19,163)
Withdrawals, surrenders, annuitizations and contract charges	(36,002)	(2,680)	(53,733)	(35,983)
Mortality and expense risk charges	(2,171)	(1,640)	(4,567)	(3,947)
Charges for life insurance protection and monthly administration charge	(34,306)	(25,387)	(37,965)	(43,765)
Net increase (decrease) from contract owner transactions	45,705	552,515	(36,531)	(42,035)
Total increase (decrease) in net assets	349,253	547,549	153,371	42,548
Net assets at beginning of year	766,411	218,862	646,766	604,218
Net assets at end of year	$ 1,115,664	$ 766,411	$ 800,137	$ 646,766

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

	OCA Sub-Account		OGG Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012
Operations:
Net investment income (loss)	$276$	123	$ 1,090$	1,609
Net realized gains (losses)	2,901	381	11,550	310
Net change in unrealized appreciation/ depreciation	4,467	3,340	8,449	14,307
Increase (decrease) in net assets from operations	7,644	3,844	21,089	16,226
Contract Owner Transactions:
Purchase payments received	4,665	4,665	18,970	8,432
Transfers between Sub-Accounts (including the Fixed Account), net	(166)	40	445	118
Withdrawals, surrenders, annuitizations and contract charges	(11,448)	-	(33,525)	-
Mortality and expense risk charges	(188)	(192)	(353)	(294)
Charges for life insurance protection and monthly administration charge	(3,390)	(3,202)	(3,656)	(2,156)
Net increase (decrease) from contract owner transactions	(10,527)	1,311	(18,119)	6,100
Total increase (decrease) in net assets	(2,883)	5,155	2,970	22,326
Net assets at beginning of year	30,682	25,527	97,089	74,763
Net assets at end of year	$27,799$	30,682	$ 100,059$	97,089

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	OMG Sub-Account		PCR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$1,149$	965	$ 10,230$	16,294
Net realized gains (losses)	28,505	2,071	(59,528)	8,132
Net change in unrealized appreciation/ depreciation	7,458	18,452	(45,962)	8,166
Increase (decrease) in net assets from operations	37,112	21,488	(95,260)	32,592
Contract Owner Transactions:
Purchase payments received	13,819	13,735	86,743	98,725
Transfers between Sub-Accounts (including the Fixed Account), net	(1,491)	(1,685)	(20,170)	25,623
Withdrawals, surrenders, annuitizations and contract charges	(94,759)	(23)	(39,713)	(12,694)
Mortality and expense risk charges	(394)	(412)	(1,567)	(1,497)
Charges for life insurance protection and monthly administration charge	(5,428)	(7,585)	(42,229)	(45,023)
Net increase (decrease) from contract owner transactions	(88,253)	4,030	(16,936)	65,134
Total increase (decrease) in net assets	(51,141)	25,518	(112,196)	97,726
Net assets at beginning of year	153,585 128,067		644,865 547,139
Net assets at end of year	$ 102,444 $153,585		$ 532,669 $644,865

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	PMB Sub-Account		SBJ Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 223,335	$ 228,098	$ 2,815	$ 1,880
Net realized gains (losses)	80,115	44,024	(632)	259
Net change in unrealized appreciation/ depreciation	(636,254)	482,191	(8,817)	2,032
Increase (decrease) in net assets from operations	(332,804)	754,313	(6,634)	4,171
Contract Owner Transactions:
Purchase payments received	357,512	341,447	10,778	6,288
Transfers between Sub-Accounts (including the Fixed Account), net	(201,512)	190,523	33,960	13,261
Withdrawals, surrenders, annuitizations and contract charges	(215,068)	(274,235)	-	-
Mortality and expense risk charges	(17,844)	(19,274)	(197)	(118)
Charges for life insurance protection and monthly administration charge	(254,921)	(307,229)	(4,651)	(3,702)
Net increase (decrease) from contract owner transactions	(331,833)	(68,768)	39,890	15,729
Total increase (decrease) in net assets	(664,637)	685,545	33,256	19,900
Net assets at beginning of year	4,886,568	4,201,023	59,512	39,612
Net assets at end of year	$ 4,221,931	$ 4,886,568	$ 92,768	$ 59,512

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	PRR Sub-Account		PTR Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$58,156	$ 40,189	$ 234,639	$ 276,481
Net realized gains (losses)	167,816	329,856	138,168	293,325
Net change in unrealized appreciation/ depreciation	(544,494)	(50,365)	(595,094)	404,029
Increase (decrease) in net assets from operations	(318,522)	319,680	(222,287)	973,835
Contract Owner Transactions:
Purchase payments received	208,620	268,089	604,924	917,501
Transfers between Sub-Accounts (including the Fixed Account), net	634,420	(417,355)	379,815	(551)
Withdrawals, surrenders, annuitizations and contract charges	(491,160)	(153,706)	(231,422)	(314,315)
Mortality and expense risk charges	(16,446)	(19,685)	(51,091)	(53,658)
Charges for life insurance protection and monthly administration charge	(233,318)	(246,526)	(650,967)	(665,408)
Net increase (decrease) from contract owner transactions	102,116	(569,183)	51,259	(116,431)
Total increase (decrease) in net assets	(216,406)	(249,503)	(171,028)	857,404
Net assets at beginning of year	3,399,373	3,648,876	10,827,039	9,969,635
Net assets at end of year	$ 3,182,967	$ 3,399,373	$ 10,656,011	$ 10,827,039

The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED) FOR THE YEARS-ENDED DECEMBER 31, 2013 AND 2012

Operations:	TBC Sub-Account		USC Sub-Account
	December 31, 2013	December 31, 2012	December 31, 2013	December 31, 2012

Net investment income (loss)	$ 1,389	$ 5,940	$ 247 $	480
Net realized gains (losses)	377,660	81,675	18,309	8,118
Net change in unrealized appreciation/ depreciation	1,207,426	569,945	34,637	15,584
Increase (decrease) in net assets from operations	1,586,475	657,560	53,193	24,182
Contract Owner Transactions:
Purchase payments received	262,431	265,717	20,815	20,756
Transfers between Sub-Accounts (including the Fixed Account), net	(203,014)	(20,199)	(2,489)	(1,547)
Withdrawals, surrenders, annuitizations and contract charges	(106,148)	(279,119)	(21)	(15)
Mortality and expense risk charges	(20,036)	(20,433)	(461)	(350)
Charges for life insurance protection and monthly administration charge	(247,200)	(255,983)	(3,905)	(3,633)
Net increase (decrease) from contract owner transactions	(313,967)	(310,017)	13,939	15,211
Total increase (decrease) in net assets	1,272,508	347,543	67,132	39,393
Net assets at beginning of year	4,003,809	3,656,266	157,085 117,692
Net assets at end of year	$ 5,276,317	$ 4,003,809	$ 224,217 $157,085

                                                           The accompanying notes are an integral part of these financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2013

1. BUSINESS AND ORGANIZATION

Sun Life of Canada (U.S.) Variable Account I (the “Variable Account”) is a separate account of Sun Life Assurance Company of Canada (U.S.) (the “Sponsor”) and was established on August 25, 1999 as a funding vehicle for the variable portion of Futurity Variable Universal Life (“VUL”) contracts, Futurity Protector VUL contracts, Futurity Protector II VUL contracts,  Futurity Accumulator VUL contracts, Futurity Accumulator II VUL contracts, Futurity Survivorship VUL contracts, Futurity Survivorship II VUL contracts, Sun Executive VUL contracts, Sun Prime VUL contracts, Sun Protector VUL contracts, Sun Prime Survivorship VUL contracts and certain other individual variable universal life insurance contracts (the “Contracts”) issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended.  The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities.  Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

On December 17, 2012, Sun Life Financial Inc., the Sponsor’s indirect parent company, announced the execution of a definitive agreement to sell its domestic U.S. annuity business and certain life insurance businesses to Delaware Life Holdings, LLC, a Delaware limited liability company (“the Sale Transaction”).  As part of the Sale Transaction, Delaware Life Holdings, LLC would acquire all of the issued and outstanding shares of the Sponsor.  After receiving all required regulatory approvals, the Sale Transaction closed on August 2, 2013 with an effective date of August 1, 2013.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub-Account	Previous Name	Effective Date
FFI	Invesco Van Kampen V.I. Mid Cap Growth Fund Series I	April 29, 2013
VGI	Invesco Van Kampen V.I. Growth and Income Fund Series I	April 29, 2013
VKU	Invesco Van Kampen V.I. Equity and Income Fund Series II	April 29, 2013
VLC	Invesco Van Kampen V.I. Comstock Fund Series II	April 29, 2013
FFG	Invesco Van Kampen V.I. American Franchise Fund Series I	April 29, 2013
VKC	Invesco Van Kampen V.I. American Value Fund Series II	April 29, 2013
OGG	Oppenheimer Global Securities Fund/VA (Service Shares)	April 30, 2013
MBO	M Business Opportunity Value Fund	May 1, 2013
SCV	DWS Dreman Small Mid Cap Value VIP Class A	May 1, 2013

The following Sub-Accounts merged with new or existing Sub-Accounts during the current year:

Closed Sub-Account	New Sub-Account	Effective Date
TRS	GGC	August 16, 2013
MFJ	GGE	August 16, 2013

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to sub-accounts held by the contract owners of the Variable Account (if commenced within the past five years) related to sub-accounts held, is as follows:

Sub-Account	Effective Date
GGC, GGE	August 16, 2013
FFL, FFJ, FFS, FFQ, FFM, FFO, MMS	December 10, 2012

FFG, FFI	April 30, 2012

AAH SBB1, SBJ1, GT22	May 2, 2011 November 15, 2010	SBB1, SBJ1, GT22	November 15, 2010

1 First activity in Sub-Account 2011
2 First activity in Sub-Account 2012

The following are sub-accounts held by the contract owners of the Variable Account with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years:
Sub-Account	Year of First Activity
F15	2009
116	2009
117	2009
IGS	2009
IG1	2009

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General
The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).  The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from these estimates.

Investment Valuation and Transactions
Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2013.  Transactions are recorded on a trade date basis.  Realized gains and losses on sales of investments are determined on the first in, first out basis.  Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units
The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received.  The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in note 5.

Purchase Payments
Upon issuance of new contracts, the initial purchase payment is credited to the contract in the form of units.  All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Transfers
Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt.  In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”.  The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Contract Loans
Contract holders are permitted to borrow against the cash value of their accounts.  The loan proceeds are deducted from the Variable Account and recorded in the Sponsor’s general account as an asset.  Contract loan activity is reflected in the withdrawals, surrenders and surrender charges line on the Statement of Changes in Net Assets.

Federal Income Taxes
The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes.  In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Accounting for Uncertain Tax Provisions
The 2003 through 2013 tax years generally remain subject to examination by U.S. federal and most state tax authorities. Although the Sponsor remains jointly and severally liable for consolidated tax liabilities, the Sponsor is held harmless by its former parent in accordance with the Sale Transaction and believes that the possibility of a tax liability for the pre-sale tax years is remote. Additionally, management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required as of December 31, 2013.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate is the fair value measurements of investments.  Actual results could vary from the amounts derived from management's estimates.

Subsequent events
Management has evaluated events subsequent to December 31, 2013 noting there are no subsequent events requiring accounting adjustments or disclosure.

New and Adopted Accounting Pronouncements
❖ In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”.  This ASU clarifies the scope of offsetting disclosure requirements in ASU 2011-11, “Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities”.  Under ASU 2013-01, the disclosure requirements would apply to derivative instruments accounted for in accordance with ASC 815 “Derivatives and Hedging”, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending arrangements that are either offset on the balance sheet or subject to an enforceable master netting arrangement or similar agreement.  Entities with other types of financial assets and financial liabilities subject to a master netting arrangement or similar agreement also are affected because these amendments make them no longer subject to the disclosure requirements in ASU No. 2011-11.
❖
❖

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

New and Adopted Accounting Pronouncements (Continued)
❖ Effective January 1, 2013, companies are required to disclose (a) gross amounts of recognized assets and liabilities; (b) gross amounts offset in the statement of financial position; (c) net amounts of assets and liabilities presented in the statement of financial position; (d) gross amounts subject to an enforceable master netting agreement not offset in the statements of financial position; and (e) net amounts after deducting (d) from (c). The disclosure should be presented in tabular format (unless another format is more appropriate) separately for assets and liabilities. The intent of the new disclosure is to enable users of financial statements to understand the effect of those arrangements on its financial position and to allow investors to better compare financial statements prepared under GAAP with financial statements prepared under International Financial Reporting Standards (“IFRS”).  The Variable Account adopted ASU 2013-01 on January 1, 2013 and the adoption did not have a significant impact on the Variable Account’s financial statements.

In October 2012, FASB issued ASU 2012-04, “Technical Corrections and Improvements”.  The amendments in this update cover a wide range of Topics in the Codification. The technical corrections (Section A) are divided into three main categories: (1) Source literature amendments – amendments to carry forward the original intent of certain pre-Codification authoritative literature that was inadvertently altered during the Codification process, (2) Guidance clarification and reference corrections – changes in wording and references to avoid misapplication or misinterpretation of guidance, and (3) Relocated guidance – moving guidance from one part of the Codification to another to correct instances in which the scope of pre-Codification guidance may have been unintentionally narrowed or broadened during the Codification process. The purpose of Section B of ASU 2012-04 is to conform the use of the term “fair value” throughout the Codification “to fully reflect the fair value measurement and disclosure requirements” of Accounting Standards Codification (“ASC”) Topic 820 “Fair Value Measurement”. These provisions are effective upon issuance, except for amendments that are subject to transition guidance discussed below. The Variable Account adopted the provisions of ASU 2012-04 on October 1, 2012.  The adoption did not impact the Variable Account’s financial statements or disclosures.

On January 1, 2013, the Variable Account adopted the amendments to ASU 2012-04 that are subject to transition guidance.  The adoption did not impact the Variable Account’s financial statements or disclosures.

In May 2011, FASB  issued ASU 2011-04, “Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS,” which change the wording used to describe many of the requirements in GAAP for measuring fair value and for disclosing information about fair value measurements.  Some of the amendments clarify the FASB’s intent about the application of existing fair value measurement requirements, while other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements.  Many of the requirements in this update are not meant to result in a change in application of the requirements of Topic 820, but to improve upon an entity’s consistency in application across jurisdictions to ensure that GAAP and IFRS fair value measurement and disclosure requirements are described in the same way.  The amendments in ASU 2011-04 are effective, on a retrospective basis, for fiscal years and interim periods within those fiscal years beginning after December 15, 2011.  On January 1, 2012, the Variable Account adopted the provisions of ASU 2011-04. The adoption did not impact the Variable Account’s financial statements or disclosures.

Accounting Pronouncements Not Yet Adopted
In June 2013, FASB issued ASU No. 2013-08, “Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements,” Which amends the criteria an entity would need to meet to qualify as an investment company under ASC 946.  The amendments clarify the characteristics of an investment company and provide comprehensive guidance for assessing whether an entity is an investment company.  ASU 2013-08 also requires entities to disclose their status as an investment company and investment companies to measure noncontrolling ownership interests in other investment companies at fair value rather than using the equity method of accounting.  The amendments in ASU 2013-08 are effective for an entity’s interim and annual reporting periods in fiscal years that begin after December 15, 2013. Earlier application is prohibited.  The Variable Account will adopt ASU 2013-08 and does not expect its requirements to have a significant impact on the Variable Account’s financial statements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

3.  FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value.  Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants.  As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability.  As a basis for considering such assumptions, U.S. GAAP establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above.  If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

As of December 31, 2013, the inputs used to price the Funds are observable and represent Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2013. As of December 31, 2013, the Level 1 assets held by the Variable Account was $249 million.  There were no transfers between levels during the period.

4. RELATED PARTY TRANSACTIONS

As of December 31, 2013, Massachusetts Financial Services Company (“MFS”), an affiliate of the Sponsor, is the investment advisor to certain of the Funds and charges a management fee at an annual rate ranging from 0.40% to 1.05% of the Funds’ average daily net assets.

MFS does not charge a management fee for Sub-Accounts 111, 112 and 113.

For additional related party transactions, see Note 5.

5. CONTRACT CHARGES

Mortality and expense risk charges
Charges for mortality and expense risks are based on the value of the Sub-Account and are deducted from the contract’s account value, through the redemption of fund units for the mortality and expense risks assumed by the Sponsor. For the Sun Executive Product this charge is deducted daily over the duration of the policy, and is guaranteed not to exceed an annual rate of 0.60% of the Variable Account assets. For the Single Life (Futurity VUL, Protector VUL, Protector II VUL, Accumulator VUL, Accumulator II VUL, Sun Prime VUL and Sun Protector VUL) and Survivorship Products (Survivorship VUL, Survivorship II VUL and Sun Prime Survivorship VUL) the charge is deducted monthly with the maximum deduction not exceeding an annual rate of 0.75% of the Variable Account assets over a range of five to 15 policy years, depending on the product purchased. Thereafter, the effective annual rates range from 0.10% to 0.20% for the Single Life Products, and 0.20% to 0.36% for the Survivorship Products.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

5. CONTRACT CHARGES (CONTINUED)

Administration charges
An account administration fee (“Account Fee”) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses and issuances costs.  For the Sun Executive Product, the monthly expense charge of $5 to $10 is deducted over the duration of the policy, combined with a monthly charge based on the specified face amount of the policy. The monthly charge for the Single Life Products ranges from $8 to $10 for all policy years, combined with a monthly face amount charge for the first 5 to 20 policy years following policy issue, or each specified face amount increase, depending on the product purchased.  For the Futurity Survivorship II Product, the monthly expense charge is deducted for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured. For the Sun Prime Survivorship Product, the monthly expense charge is $10 for all policy years, combined with a monthly face amount charge for the first 10 policy years, and for the first 10 policy years following the effective date of each specified face amount increase. The charge is based on the specified face amount or increase thereof, times a rate determined by the age, sex and rating class of each insured.

Sales charges
Certain charges are deducted from the premium before it is allocated by Sub-Account.  For the Sun Executive Product the charge on premiums up to and including Target Premium will not exceed 35% in Policy Year 1, 12% in Policy Years 2-10 and 5% thereafter.  The charge on premium in excess of Target Premium will not exceed 5%.  The current charge for the Single Life Products can range from 5.25% to 15.00% of premium payments, depending on the product and riders purchased. For the Futurity Survivorship and Futurity Survivorship II Product, the charge is 6% of premiums, and is guaranteed not to exceed 8%. For the Sun Prime Survivorship Product, the charge is 18.50% of premiums, and is guaranteed not to exceed 25%.

Charges for Life Insurance Protection
On the monthly anniversary of the contract, the cost of insurance is deducted from each Sub-Account through a redemption of units to cover the anticipated cost of providing life insurance. The charge is based on the length of time a policy has been in force and other factors, including issue age, sex and rating class of the insured, and will not exceed the guaranteed maximum monthly cost of insurance rates based on the applicable Commissioner’s Standard Ordinary Smoker and Nonsmoker Mortality Tables.

Surrender charges
A surrender charge (contingent deferred sales charge) may be deducted to cover certain expenses relating to the sale of the contract if the contract holder requests a full withdrawal prior to reaching the pay-out phase.  The surrender charge is based on certain factors, including the specified face amount, the insured’s age, sex and rating class. For the Futurity Survivorship Product, the surrender charge period will generally end after 15 policy years from the date of policy issue, or 15 policy years from the effective date of each specified face amount increase. For the Single Life Products, depending on the product purchased, the surrender charge can apply to the first 9 to 15 policy years following the date of policy issue, or the respective policy years from the effective date of each specified face amount increase. The Sun Executive Product and Sun Prime Survivorship Product do not currently impose such surrender charges. Surrender charges when deducted are retained by the Sponsor.

Premium Taxes
A deduction, when applicable, is made for premium taxes or similar state or local taxes.  It is currently the policy of the Sponsor to deduct the taxes from the premium payment.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

	Purchases	Sales
AL2	$1,738	$9,659
AL4	35,358	91,587
AL3	2,855	8,138
AVB	32,455	41,746
AN2	16	6,270
AN3	220,508	549,433
IVB	57,332	11,768
308	82,206	472,952
301	81,969	105,138
304	249,814	250,272
307	231,486	102,212
306	122,148	104,856
303	195,843	263,821
302	35,271	58,018
305	3,077,098	1,926,560
300	99,158	430,071
9XX	827,043	1,100,054
MCC	83,427	94,406
DGO	439,748	255,472
DMC	325,430	632,726
SSC	367,438	805,025
SCV	197,361	353,676
FVB	86,507	40,413
FL1	851,161	381,667
FL6	354,083	1,842,444
F15	12,693	63,853
F20	71,827	24,562
F30	16,241	4,978
FL8	161,753	340,271
FIS	858,502	1,488,730
FL4	2,595,817	1,763,875
FVM	611,240	245,990
FL5	1,132,556	2,690,418
FL7	501,549	1,274,192
SGI	447,573	401,123
S17	67,992	5,028
ISC	156,064	136,038
FVS	246,270	293,798
6. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))
6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
SIC	$377,476	$373,374
FGF	17	11
FMS	374,820	279,852
FTI	2,429,563	1,456,709
FTG	175,637	260,695
GS4	32,663	15,676
GS8	61,243	119,308
GS5	27,957	100,393
GS2	37,418	22,292
GS3	233,188	484,827
FFG	46,259	147,243
VKC	661,695	254,243
VLC	75,552	237,519
AI3	63,093	138,789
VKU	253,227	287,567
VGI	315,259	326,230
AI4	1,440,972	3,631,666
FFI	5,197	11,739
ASC	1,790	12,520
MCA	174,845	135,767
MBI	715,808	232,018
MTC	263,177	270,735
MBO	225,424	315,027
GGC	3,288,314	92,224
GGE	202,343	3,307
FFL	34,022	132,299
FFJ	198,892	972,772
FFS	680,729	491,768
FFQ	1,420,130	2,473,247
FFM	236,760	1,446,841
FFO	1,341,746	922,350
MIT	201,272	351,946
MF7	345,769	199,742
EM1	718,026	667,017
GT2	6,767	7,961
GSS	173,045	1,411,797
MFK	197,289	653,217
HYS	958,370	3,135,902
IGS	87,839	61,308
IG1	81,243	72,315
MIS	1,264,372	627,332
MMS	7,720,229	8,828,441
NWD	271,138	344,624

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

6. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
RI1	$2,263,889	$217,410
TRS	490,432	3,904,925
MFJ	110,657	265,952
UTS	329,411	313,809
MFE	78,323	421,134
MVS	252,360	1,050,767
MV1	430,027	199,085
SCB	936,613	617,587
111	831,319	1,644,370
SC3	563,407	615,217
113	705,427	1,136,826
115	579,813	821,977
SDC	659,805	829,549
SGC	1,828,253	825,004
112	3,729,088	2,877,485
117	438,933	80,470
VKM	256,004	185,724
OCF	84,579	113,922
OCA	4,492	14,743
OGG	31,454	48,483
OMG	14,215	101,319
PCR	159,786	166,492
PMB	911,878	983,820
SBJ	52,455	9,750
PRR	1,148,195	962,245
PTR	2,024,209	1,645,427
TBC	1,015,719	1,328,297
USC	36,458	6,599

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2013 were as follows:
			Net Increase (Decrease)
	Units Issued	Units Redeemed
AL2	-	758	(758)
AL4	2,087	5,165	(3,078)
AL3	(12)	520	(532)
AVB	1,102	2,108	(1,006)
AN2	-	779	(779)
AN3	12,311	36,289	(23,978)
IVB	7,632	1,307	6,325
308	2,750	28,250	(25,500)
301	2,027	4,294	(2,267)
304	3,921	4,533	(612)
307	7,897	1,974	5,923
306	4,557	3,722	835
303	6,084	10,800	(4,716)
302	2,179	4,148	(1,969)
305	67,184	4,896	62,288
300	6,540	30,128	(23,588)
9XX	25,987	55,497	(29,510)
MCC	7,159	8,829	(1,670)
DGO	7,807	2,635	5,172
DMC	10,703	27,727	(17,024)
SSC	2,312	26,053	(23,741)
SCV	5,850	14,787	(8,937)
FVB	4,090	2,366	1,724
FL1	62,849	25,798	37,051
FL6	14,654	87,570	(72,916)
F15	981	5,155	(4,174)
F20	5,259	2,054	3,205
F30	1,212	470	742
FL8	8,071	22,431	(14,360)
FIS	38,279	114,760	(76,481)
FL4	89,260	63,752	25,508
FVM	16,626	9,584	7,042
FL5	55,386	181,459	(126,073)
FL7	32,564	93,124	(60,560)
SGI	20,459	27,034	(6,575)
S17	810	258	552
ISC	5,966	7,800	(1,834)
FVS	8,004	14,342	(6,338)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
SIC	11,631	18,875	(7,244)
FGF	3	2	1
FMS	12,169	8,309	3,860
FTI	87,139	54,048	33,091
FTG	5,107	10,431	(5,324)
GS4	310	955	(645)
GS8	(40)	4,127	(4,167)
GS5	1,485	8,374	(6,889)
GS2	287	925	(638)
GS3	12,429	32,637	(20,208)
FFG	3,680	12,763	(9,083)
VKC	31,661	5,693	25,968
VLC	2,905	17,018	(14,113)
AI3	4,160	11,204	(7,044)
VKU	5,814	9,241	(3,427)
VGI	5,637	9,147	(3,510)
AI4	19,918	163,126	(143,208)
FFI	375	1,009	(634)
ASC	(19)	538	(557)
MCA	1,998	2,942	(944)
MBI	61,276	9,629	51,647
MTC	5,149	10,020	(4,871)
MBO	4,803	17,365	(12,562)
GGC	325,266	10,100	315,166
GGE	19,923	364	19,559
FFL	1,645	9,998	(8,353)
FFJ	12,517	81,380	(68,863)
FFS	14,766	3,149	11,617
FFQ	104,373	221,499	(117,126)
FFM	22,777	134,655	(111,878)
FFO	91,409	56,176	35,233
MIT	3,493	14,337	(10,844)
MF7	8,723	2,688	6,035
EM1	8,157	7,030	1,127
GT2	552	743	(191)
GSS	6,731	78,961	(72,230)
MFK	6,440	44,923	(38,483)
HYS	43,016	203,468	(160,452)
IGS	5,118	4,161	957
IG1	3,719	3,513	206
MIS	95,395	47,418	47,977
MMS	242,493	352,931	(110,438)
NWD	5,168	10,601	(5,433)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
RI1	215,246	3,441	211,805
TRS	5,440	203,857	(198,417)
MFJ	1,413	15,051	(13,638)
UTS	3,484	9,416	(5,932)
MFE	3,282	32,258	(28,976)
MVS	3,827	54,369	(50,542)
MV1	17,555	14,916	2,639
SCB	75,651	71,828	3,823
111	21,896	113,759	(91,863)
SC3	14,511	30,849	(16,338)
113	22,204	63,825	(41,621)
115	12,833	38,680	(25,847)
SDC	33,210	50,743	(17,533)
SGC	54,375	43,414	10,961
112	239,086	193,789	45,297
117	21,542	2,138	19,404
VKM	7,193	4,673	2,520
OCF	3,457	5,571	(2,114)
OCA	437	1,424	(987)
OGG	1,910	3,691	(1,781)
OMG	1,164	8,595	(7,431)
PCR	10,366	12,390	(2,024)
PMB	11,191	21,578	(10,387)
SBJ	4,202	455	3,747
PRR	27,640	24,292	3,348
PTR	11,661	11,054	607
TBC	12,680	27,850	(15,170)
USC	1,319	436	883

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2012 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL2	(6)	1,028	(1,034)
AL4	2,174	5,871	(3,697)
AL3	-	176	(176)
AVB	3,148	3,057	91
AN2	-	2,552	(2,552)
AN3	17,301	27,853	(10,552)
IVB	1,972	3,132	(1,160)
308	16,300	1,788	14,512
301	3,782	5,795	(2,013)
304	33,125	2,151	30,974
307	40,542	1,770	38,772
306	5,776	6,732	(956)
303	24,267	1,929	22,338
302	3,021	897	2,124
305	5,882	37,733	(31,851)
300	8,556	3,430	5,126
9XX	20,573	25,253	(4,680)
MCC	8,646	12,999	(4,353)
DGO	3,571	2,377	1,194
DMC	22,055	17,619	4,436
SCV	7,418	11,176	(3,758)
SSC	3,182	28,111	(24,929)
FVB	5,953	5,152	801
FL1	35,703	16,404	19,299
FL6	19,218	27,801	(8,583)
F15	5,022	30,886	(25,864)
F20	6,544	6,140	404
F30	3,943	18,635	(14,692)
FL8	6,357	18,531	(12,174)
FIS	60,719	136,522	(75,803)
FL4	86,948	179,765	(92,817)
FVM	29,246	10,325	18,921
FL5	275,193	249,580	25,613
FL7	83,454	50,704	32,750
SGI	30,512	51,290	(20,778)
S17	984	338	646
ISC	6,532	4,261	2,271
FVS	13,886	31,179	(17,293)
SIC	37,554	6,471	31,083
FGF	2	3	(1)
FMS	69,797	7,273	62,524
FTI	17,713	36,888	(19,175)

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase (Decrease)
	Issued	Redeemed
FTG	5,950	13,335	(7,385)
GS4	399	6,182	(5,783)
GS8	-	1,096	(1,096)
GS5	2,544	15,364	(12,820)
GS2	408	1,466	(1,058)
GS3	14,321	43,864	(29,543)
AI1	1,883	87,035	(85,152)
AAH	-	14,642	(14,642)
AI3	4,914	14,145	(9,231)
AI4	365,147	324,662	40,485
ASC	-	2,169	(2,169)
FFG	82,831	10,082	72,749
VKC	2,079	631	1,448
VLC	11,950	4,331	7,619
VKU	16,561	1,259	15,302
VGI	4,545	34,409	(29,864)
FFI	13,076	239	12,837
MBO	6,579	18,201	(11,622)
MCA	5,020	17,595	(12,575)
MBI	24,073	11,495	12,578
MTC	53,733	53,970	(237)
EGS	-	20,022	(20,022)
FFL	48,280	1,297	46,983
FFJ	387,262	1,094	386,168
FFS	51,673	207	51,466
FFQ	845,132	5,225	839,907
FFM	460,938	1,632	459,306
FFO	240,965	1,081	239,884
MIT	6,668	23,966	(17,298)
MF7	6,572	39,462	(32,890)
EM1	54,650	53,348	1,302
GT2	3,456	181	3,275
GSS	7,912	26,467	(18,555)
MFK	35,329	4,362	30,967
HYS	236,380	57,337	179,043
IGS	12,039	1,727	10,312
IG1	7,503	33,472	(25,969)
MIS	9,056	41,234	(32,178)
MMS	913,738	(65,103)	978,841
NWD	7,890	13,960	(6,070)
RI1	23,485	1,804	21,681
TRS	8,177	42,048	(33,871)
MFJ	4,148	889	3,259
UTS	4,162	12,999	(8,837)
MFE	4,561	20,684	(16,123)
MVS	6,594	29,961	(23,367)
MV1	39,056	14,190	24,866

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units Issued	Units Redeemed	Net Increase (Decrease)
SCB	46,907	20,099	26,808
111	25,182	96,192	(71,010)
SC3	29,074	71,576	(42,502)
113	50,856	13,586	37,270
115	13,877	10,042	3,835
SDC	86,998	76,774	10,224
SGC	23,786	39,895	(16,109)
112	47,246	19,953	27,293
117	8,373	1,251	7,122
VKM	31,155	1,590	29,565
OCF	4,361	7,375	(3,014)
OCA	609	440	169
OGG	904	259	645
OMG	1,418	1,002	416
PCR	12,928	6,156	6,772
PMB	36,193	22,435	13,758
SBJ	1,868	365	1,503
PRR	13,089	40,877	(27,788)
PTR	16,194	18,249	(2,055)
118	1,785	79,764	(77,979)
SBB	4,026	7,692	(3,666)
SCM	470	11,898	(11,428)
SC7	18,686	371,820	(353,134)
116	3,745	37,238	(33,493)
SLC	18,251	289,792	(271,541)
SPC	10,006	233,773	(223,767)
114	48,231	411,193	(362,962)
SC5	10,081	235,755	(225,674)
LCG	2,329	35,478	(33,149)
SC2	10,378	233,390	(223,012)
SC1	257,588	1,067,192	(809,604)
TBC	15,811	34,258	(18,447)
USC	1,812	484	1,328

8. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable life contract, other than a pension plan contract, is not treated as a life contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified.  The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.  The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
AL2
2013	6,432	$13.6559 to	$17.5799	$94,108	1.96%	29.27% to 29.92%
2012	7,190	10.5638 to	13.5586	80,798	3.29	11.78 to 12.34
2011	8,224	9.4503 to	12.0932	83,990	1.71	5.91 to 6.51
2010	9,335	8.9170 to	11.4186	90,830	1.38	11.62 to 12.27
2009	14,249	7.9823 to	10.2303	124,190	2.56	31.40 to 32.17
AL4
2013	34,326	21.8945		751,541	0.33	35.84
2012	37,404	16.1179		602,934	-	16.21
2011	41,101	13.8697		570,109	0.34	(8.27)
2010	46,543	15.1209		703,828	-	19.38
2009	40,214	12.6660		509,393	-	51.70
AL3
2013	1,321	16.1179 to	18.2306	23,484	-	33.59 to 33.99
2012	1,853	12.0650 to	17.7359	24,053	-	11.94 to 12.50
2011	2,029	10.7782 to	15.7653	23,646	-	(3.73) to (3.18)
2010	2,229	11.1881 to	16.2836	27,023	-	24.56 to 25.29
2009	7,746	8.9741 to	12.9964	88,656	-	44.66 to 45.51
AVB
2013	17,785	15.9607		283,855	2.25	16.27
2012	18,791	13.4400 to	13.7269	257,872	1.95	12.81 to 13.38
2011	18,700	11.9139 to	12.1075	226,362	2.10	(3.54) to (3.06)
2010	17,310	12.3508 to	12.4892	216,133	2.37	9.75 to 24.89
2009	13,643	11.2538 to	11.3233	154,457	0.01	12.54 to 13.23
AN2
2013	8,737	9.2129		80,496	0.02	22.93
2012	9,516	7.4946		71,318	-	13.24
2011	12,068	6.6183		79,875	0.34	(23.41)
2010	14,395	8.6410		124,392	2.08	18.58
2009	17,597	7.2870		128,238	-	53.14
AN3
2013	193,255	17.8263		3,445,010	1.13	34.59
2012	217,233	13.2447		2,875,774	1.34	17.24
2011	227,785	11.2967		2,572,000	1.10	6.07
2010	262,202	10.6502		2,791,330	0.00	12.80
2009	272,847	9.4418		2,574,972	3.58	20.35

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
IVB
2013	19,775	$7.0600	$139,610	6.37%	22.73%
2012	13,450	5.7525	77,370	1.39	14.19
2011	14,610	5.0375	73,592	4.14	(19.44)
2010	13,069	6.2528	81,707	2.79	4.30
2009	13,687	5.9951	82,050	1.20	34.36
308
2013	29,824	18.6562	556,396	1.66	33.00
2012	55,324	14.0272	776,042	2.15	13.88
2011	40,812	12.3172	502,701	2.05	(0.90)
2010	29,356	12.4293	364,887	2.14	12.33
2009	556	11.0654	6,146	3.65	10.65
301
2013	17,896	12.7743	228,603	1.77	(2.16)
2012	20,163	13.0561	263,249	2.40	5.37
2011	22,176	12.3903	274,770	3.89	6.10
2010	9,889	11.6776	115,486	3.88	6.44
2009	1,326	10.9707	14,542	5.71	9.71
304
2013	56,235	20.3549	1,144,655	1.27	29.18
2012	56,847	15.7574	895,751	1.05	22.56
2011	25,873	12.8566	332,645	1.68	(8.89)
2010	12,385	14.1104	174,760	1.79	11.75
2009	58	12.6273	729	2.42	26.27
307
2013	59,315	18.8928	1,120,636	3.40	22.53
2012	53,392	15.4184	823,214	3.27	17.56
2011	14,620	13.1158	191,750	2.48	(4.85)
2010	11,707	13.7846	161,376	3.40	11.78
2009	1,676	12.3316	20,672	8.27	23.32
306
2013	32,156	19.0950	614,014	0.86	28.28
2012	31,321	14.8857	466,235	1.32	18.18
2011	32,277	12.5960	406,558	1.39	(19.14)
2010	19,556	15.5782	304,652	2.05	22.41
2009	4,455	12.7259	56,695	0.34	27.26

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
303	51,520	$20.4029		$1,051,170	0.95%	30.10%
2013
2012	56,236	15.6823		881,914	0.93	17.89
2011	33,898	13.3024		450,924	0.68	(4.28)
2010	18,092	13.8967		251,423	0.95	18.68
2009	8,866	11.7094		103,806	1.45	17.09
302
2013	20,747	19.4211		402,906	1.41	33.50
2012	22,716	14.5477		330,436	1.69	17.48
2011	20,592	12.3829		254,954	1.68	(1.83)
2010	16,813	12.6137		212,067	2.32	11.43
2009	2,117	11.3203		23,960	5.64	13.20
305
2013	111,336	17.2478		1,920,295	7.18	6.60
2012	49,048	16.1794		793,572	5.72	13.70
2011	80,899	14.2296		1,151,165	10.50	1.92
2010	44,624	13.9616		623,022	13.07	15.07
2009	14,322	12.1330		173,779	9.82	21.33
300
2013	52,513	16.8957		887,239	1.30	21.63
2012	76,101	13.8906		1,057,079	1.58	17.91
2011	70,975	11.7810		836,168	2.16	(13.96)
2010	38,360	13.6930		525,259	3.11	7.23
2009	4,108	12.7694		52,457	2.25	43.07
9XX
2013	192,412	15.3107 to	15.7157	3,022,529	1.07	13.85 to	14.42
2012	221,922	13.4486 to	13.7356	3,047,656	1.47	9.42 to	9.97
2011	226,602	12.2592 to	12.4907	2,829,884	2.53	(4.18) to	(3.64)
2010	172,870	12.7945 to	12.9626	2,240,625	1.96	9.12 to	28.19
2009	34,581	11.7250 to	11.8099	408,326	2.84	18.10 to	20.92
MCC
2013	56,797	11.2586		639,443	0.24	42.00
2012	58,467	7.9287		463,554	-	11.12
2011	62,820	7.1351		448,220	-	(12.11)
2010	36,631	8.1186		297,396	-	17.12
2009	22,760	6.9316		157,767	-	26.80

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
DGO	35,094	$33.3896		$1,167,721	0.02%	41.32%
2013
2012	29,922	23.6262		706,950	0.23	11.02
2011	28,728	21.2807		611,341	1.05	8.13
2010	32,110	19.6807		631,929	-	36.32
2009	41,016	14.4372		592,145	-	45.41
DMC
2013	165,398	22.9159 to	24.0203	3,966,657	1.39	34.32 to	34.99
2012	182,422	17.0096 to	17.7939	3,241,141	0.45	19.08 to	19.67
2011	177,986	14.2417 to	14.8685	2,642,220	0.51	(0.17) to	0.39
2010	206,355	14.2662 to	14.8101	3,050,528	0.98	26.36 to	27.10
2009	216,472	11.2904 to	11.6526	2,517,864	1.41	34.72 to	35.51
SSC
2013	114,644	15.4572 to	34.7192	3,581,305	1.41	38.31
2012	138,385	11.1760 to	25.1030	3,123,933	0.64	15.88
2011	163,314	9.6446 to	21.6633	3,183,197	0.59	(4.58)
2010	237,937	10.1071 to	22.7021	4,661,978	0.60	1.07 to	26.11
2009	226,705	8.0147 to	18.0024	3,687,150	1.57	(19.85) to	26.27
SCV
2013	109,736	26.6110		2,916,841	1.11	35.24
2012	118,673	19.6769		2,327,519	1.13	13.77
2011	122,431	17.2961		2,110,881	1.08	(6.08)
2010	135,081	18.4156		2,480,292	1.27	23.07
2009	145,012	14.9638		2,163,984	2.05	29.70
FVB
2013	17,230	18.5319 to	19.0220	327,017	1.41	17.23 to	19.28
2012	15,506	15.6138 to	15.9471	246,884	1.52	14.25 to	14.82
2011	14,705	13.6666 to	13.8888	203,967	1.69	(7.49) to	(3.83)
2010	9,005	14.2812 to	14.4412	129,852	1.62	17.17 to	17.76
2009	7,528	12.1884 to	12.2637	92,255	3.10	22.64 to	38.32
FL1
2013	213,306	13.1918		2,813,892	0.98	30.95
2012	176,255	10.0737		1,775,553	1.17	16.14
2011	156,956	8.6738		1,361,445	0.93	(2.78)
2010	94,080	8.9222		839,443	1.54	16.93
2009	44,287	7.6306		337,981	2.08	35.47

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FL6	281,867 354,783 363,366 419,393 438,267	$25.8584 19.7174 16.9527 17.4119 14.8682	$7,285,517 6,964,007 6,133,063 7,274,453 6,492,311	0.94% 1.27 0.89 1.12 1.26	31.14% 16.31 (2.64) 17.11 35.66
2013 2012 2011 2010 2009
F15
2013	-	-	1	0.03	12.67
2012	4,174	11.2574	46,994	0.26	11.90
2011	30,038	10.0599	302,185	1.99	(0.52)
2010	26,240	10.1121	265,345	2.26	12.79
2009	21,535	9.6972	193,076	4.34	(10.34)
F20
2013	25,704	12.5215	321,850	1.76	15.63
2012	22,499	10.8286	243,629	1.82	13.07
2011	22,095	9.5768	211,595	2.47	(1.24)
2010	16,601	9.6972	160,980	2.71	14.33
2009	11,047	8.4819	93,695	4.92	28.55
F30
2013	9,206	12.4624	114,729	1.58	21.41
2012	8,464	10.2649	86,882	0.76	15.18
2011	23,156	8.9119	206,362	1.89	(2.83)
2010	22,548	9.1714	206,801	2.22	15.89
2009	16,583	7.9139	131,235	2.24	(20.86) to	31.18
FL8
2013	158,269	15.1174	2,392,617	0.19	36.20
2012	172,629	11.0992	1,920,424	0.49	14.54
2011	184,803	9.6898	1,794,597	0.25	0.14
2010	195,049	9.6762	1,891,211	0.17	24.06
2009	219,951	7.7999	1,718,714	0.32	28.15
FIS
2013	750,573	13.8050	10,361,657	1.68	31.91
2012	827,054	10.4656	8,655,616	1.91	15.63
2011	902,857	9.0508	8,171,586	1.94	1.78
2010	697,609	8.8922	6,203,239	2.83	14.73
2009	134,563	7.7507	1,042,911	3.12	(22.49) to	26.30

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FL4	994,277	$17.6328		$17,531,908	1.85%	32.11%
2013
2012	968,769	13.3472		12,861,805	2.15	15.81
2011	1,061,586	11.5253		12,175,961	1.75	1.93
2010	1,193,231	11.3072		13,434,002	1.92	14.91
2009	1,254,971	9.8400		12,298,049	2.62	26.48
FVM
2013	159,674	14.6038		2,331,848	0.29	35.87
2012	152,632	10.7485		1,640,565	0.43	14.56
2011	133,711	9.3822		1,254,502	0.03	(10.85)
2010	100,572	10.5243		1,058,455	0.19	28.57
2009	26,624	8.1856		217,937	0.60	39.75
FL5
2013	490,302	12.4312		6,095,282	0.01	0.01
2012	616,375	12.4300		7,653,144	0.04	0.04
2011	590,762	12.4248		7,331,695	0.03	0.03
2010	676,079	12.4214		8,389,376	0.08	0.14
2009	786,330	12.4036		9,744,873	0.63	0.62
FL7
2013	461,623	17.9856		8,302,432	1.27	30.38
2012	522,183	13.7952		7,198,531	2.05	20.54
2011	489,433	11.4445		5,597,048	1.24	(17.23)
2010	554,945	13.8263		7,667,704	1.37	12.99
2009	552,943	12.2366		6,761,509	2.15	26.44
SGI
2013	133,405	13.8022		1,841,280	1.80	13.25
2012	139,980	12.1877		1,706,028	0.73	14.83
2011	160,758	10.6137		1,706,247	1.31	(6.29)
2010	122,675	11.3266		1,389,509	2.80	19.17
2009	32,107	9.5047		305,187	0.81	20.25
S17
2013	12,031	17.8792		215,110	11.62	23.77
2012	11,479	14.4455		165,824	2.69	15.33
2011	10,833	12.5251		135,680	0.01	(1.54)
2010	9,432	12.5563 to	12.7212	119,953	2.60	9.61 to	27.21
2009	7,704	11.4552 to	11.5381	88,885	7.03	14.55 to	30.25

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,		For the years ended December 31,
	Units	Unit Value lowest to highest3	Net Assets	Investment Income Ratio1	Total Return lowest to highest2
ISC
2013	51,093	$13.8828	$709,314	6.21%	13.94%
2012	52,927	12.1842	644,870	6.70	12.65
2011	50,656	10.8157	547,877	5.57	2.38
2010	30,528	10.5639	322,495	5.84	12.67
2009	6,230	9.3758	58,414	8.34	(6.24) to	35.59
FVS
2013	103,101	16.6731	1,719,021	1.33	36.24
2012	109,439	12.2382	1,339,337	0.67	18.39
2011	126,732	10.3374	1,310,096	0.68	(3.76)
2010	91,906	10.7413	987,208	0.87	28.22
2009	37,465	8.3771	313,866	1.66	29.16
SIC
2013	104,330	14.7111	1,534,809	5.87	3.32
2012	111,574	14.2391	1,588,700	7.65	12.75
2011	80,491	12.6286	1,016,482	5.87	2.57
2010	40,158	12.3117	494,415	4.27	10.91
2009	2,648	11.1002	29,386	5.29	11.00 to	25.75
FGF
2013	4	12.5090	48	2.86	(2.24)
2012	3	12.7954	44	2.55	1.89
2011	4	12.5585	48	3.92	5.68
2010	4	11.8835	51	3.60	5.28
2009	5	11.2872	55	3.80	3.09
FMS
2013	170,822	12.4548	2,127,566	2.06	28.26
2012	166,962	9.7106	1,621,306	2.28	14.24
2011	104,438	8.4999	887,718	2.60	(1.04)
2010	91,255	8.5894	783,823	1.62	11.19
2009	49,917	7.7247	385,592	1.85	26.05
FTI
2013	275,095	29.2248	8,039,457	2.39	22.97
2012	242,004	23.7658	5,740,658	3.00	18.23
2011	261,179	20.1009	5,240,816	1.74	(10.63)
2010	240,504	22.4927	5,399,375	1.90	8.41
2009	254,053	20.7486	5,261,668	3.23	37.04

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,				For the years ended December 31,
	Units	Unit Value lowest to highest3			Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FTG
2013	77,941	$17.3889	to	$26.4637	$2,039,246	2.64%	28.04% to		30.82%
2012	83,265	13.3587	to	20.2291	1,678,797	2.06	20.46 to		21.07
2011	90,650	11.0608	to	16.7091	1,510,562	1.27	(14.64) to		(6.97)
2010	85,633	11.9804	to	17.9619	1,534,051	1.38	6.86	to	7.39
2009	90,397	11.2113	to	16.7253	1,508,570	3.21	12.11	to	31.10
GS4
2013	13,161	17.1945	to	18.0401	230,901	1.24	32.57	to	32.97
2012	13,806	12.9316	to	13.6081	182,171	1.36	18.53	to	18.89
2011	19,589	10.8769	to	11.4803	219,262	1.19	(7.58) to		(7.51)
2010	19,838	11.7685	to	12.4128	240,204	0.84	10.55	to	10.64
2009	19,022	10.6454	to	11.2187	207,559	1.46	17.63	to	17.73
GS8
2013	13,724	24.0094	to	25.1664	343,642	0.84	32.23	to	32.89
2012	17,891	18.1028	to	18.9374	337,561	1.19	17.88	to	18.47
2011	18,987	15.3115	to	15.9853	302,416	0.70	(6.90) to		(6.38)
2010	22,774	16.4470	to	17.0738	387,522	0.68	24.27	to	25.00
2009	26,778	13.2345	to	13.6591	364,473	1.68	32.38	to	33.15
GS5
2013	28,828	12.2295	to	14.1350	380,623	1.76	23.59	to	23.96
2012	35,717	9.8956	to	11.4033	378,658	1.83	20.63	to	20.99
2011	48,537	8.2033	to	9.4249	419,753	2.99	(15.53) to		(15.47)
2010	61,709	9.7046	to	11.1574	636,285	1.53	9.72	to	9.81
2009	67,408	8.8373	to	10.1689	634,451	1.68	27.94	to	28.05
GS2
2013	9,483	26.6002	to	27.3000	255,827	1.00	34.95	to	35.35
2012	10,121	19.7114	to	20.1697	201,990	1.16	12.27	to	12.60
2011	11,179	17.5575	to	17.9120	198,464	0.73	0.11	to	0.17
2010	13,549	17.5269	to	17.8929	240,185	0.56	29.36	to	29.47
2009	15,260	13.5372	to	13.8317	209,035	1.08	26.93	to	27.04
GS3
2013	242,755	15.1048	to	16.9808	4,060,684	1.14	36.83	to	37.52
2012	262,963	11.0388	to	12.3481	3,197,551	1.80	13.89	to	14.46
2011	292,506	9.6928	to	10.7884	3,111,086	1.71	3.46	to	4.05
2010	327,730	9.3624	to	10.3689	3,340,788	1.53	12.19	to	12.84
2009	341,643	8.3384	to	9.1889	3,088,790	2.02	20.44	to	21.15

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
AI1	-	$-		$-	-%	15.17% to	15.36%
2012
2011	85,152	6.7917 to	8.4665	706,098	0.15	(8.43) to	(7.91)
2010	147,153	7.4119 to	9.2459	1,335,427	0.78	14.82 to	15.49
2009	181,051	6.4500 to	8.0528	1,414,000	0.62	20.37 to	21.08
AAH
2012	-		-	-	-	13.57
2011	14,642	8.23		120,564	-	(17.66)
FFG
2013	63,666	13.5640 to	13.6781	869,679	0.45	39.44 to	40.14
2012	72,749	9.7275 to	9.7606	709,587	-	(2.83) to	(2.50)
VKC
2013	38,565	20.8629 to	21.4148	825,400	0.52	33.27 to	33.93
2012	12,597	15.6551 to	15.9893	201,137	0.64	16.49 to	17.08
2011	11,149	13.4388 to	13.6573	152,058	0.80	0.33 to	0.83
2010	5,148	13.3952 to	13.5453	69,355	0.64	21.57 to	35.45
2009	2,614	11.0182 to	11.0863	28,882	0.36	10.86 to	38.47
VLC
2013	55,856	14.4445		806,808	1.37	35.65
2012	69,969	10.6482		745,043	1.57	18.92
2011	62,350	8.9538		558,269	1.14	(2.11)
2010	27,012	9.1465		247,070	0.02	15.70
2009	19,098	7.9057		150,981	6.15	(20.94) to	28.41
AI3
2013	74,505	14.1109 to	17.9226	1,113,037	1.38	28.61 to	29.25
2012	81,549	10.9407 to	13.8668	943,216	0.87	13.31 to	13.88
2011	90,780	9.6071 to	12.1764	926,916	0.94	(0.63) to	(0.06)
2010	97,700	9.6131 to	12.1841	1,011,712	0.97	8.92 to	9.56
2009	108,278	8.7747 to	11.1214	1,038,205	1.85	(12.25) to	28.30
VKU
2013	34,800	17.5121 to	17.5890	610,666	1.50	24.89
2012	38,227	14.0226 to	14.0842	537,498	1.82	12.39
2011	22,925	12.4770 to	12.5317	286,576	0.95	(1.30) to	25.32
2010	3,333	12.6413 to	12.6968	42,321	2.08	12.03 to	26.97
2009	1,794	11.3333		20,329	-	13.33

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
VGI	75,572 79,082 108,946 69,331 69,574	$21.8565 16.3009 14.2200 14.5115 12.8977		$1,651,568 1,287,760 1,548,033 1,004,889 895,999	1.44% 1.58 1.42 0.10 4.08	34.08% 14.63 (2.01) 12.51 24.37
2013 2012 2011 2010 2009
AI4
2013	372,696	11.1545 to	23.1849	6,415,154	1.28	18.42 to	19.01
2012	515,904	9.3725 to	19.4810	7,424,887	1.52	14.96 to	15.53
2011	475,419	8.1125 to	16.8620	6,342,206	1.59	(7.27) to	(6.74)
2010	513,133	8.6989 to	18.0808	7,685,763	2.32	12.21 to	12.86
2009	536,272	7.7075 to	16.0202	7,145,969	1.49	34.45 to	35.24
FFI
2013	12,203	13.5330		165,140	0.41	37.01
2012	12,837	9.8771		126,795	-	(1.72)
ASC
2013	12,522	16.2757		197,776	0.01	37.46
2012	13,079	11.8400		154,861	-	13.89
2011	15,248	10.3956		158,522	-	(0.73)
2010	21,093	10.4716		220,879	-	28.54
2009	24,263	8.1467		200,682	0.17	21.29
MCA
2013	38,195	16.9304		646,671	-	39.20
2012	39,139	12.1622		476,016	0.29	17.43
2011	51,714	10.3568		535,607	-	(7.22)
2010	44,656	11.1630		498,518	0.19	27.00
2009	28,284	8.7895		248,616	0.05	48.61
MBI
2013	153,834	9.5114		1,463,174	2.67	16.32
2012	102,187	8.1766		835,548	2.22	20.68
2011	89,609	6.7754		607,135	3.67	(13.56)
2010	64,672	7.8383		506,914	4.44	4.61
2009	37,634	7.4931		281,990	3.70	25.28
MTC
2013	75,900	14.3997		1,092,934	0.59	36.15
2012	80,771	10.5763		854,260	0.05	19.31
2011	81,008	8.8642		718,073	-	(0.80)
2010	51,752	8.9358		462,446	0.34	23.06
2009	34,068	7.2611		247,366	0.56	37.40

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
EGS	-	$-		$-	0.05%	13.68% to	14.04%
2012
2011	20,022	7.3965 to	10.9284	208,270	0.15	(1.01) to	(0.45)
2010	26,428	7.4671 to	10.9780	279,891	0.09	15.14 to	15.81
2009	29,997	6.4798 to	9.4973	274,202	0.28	36.93 to	37.74
MBO
2013	43,243	13.4958		583,602	2.62	34.22
2012	55,805	10.0550		561,124	0.72	17.29
2011	67,427	8.5728		578,041	0.35	(4.11)
2010	50,504	8.9405		451,527	0.74	9.27
2009	33,125	8.1817		271,021	0.66	24.58
GGC
2013	315,166	10.7218 to	10.7420	3,384,754	1.74	7.22 to	7.42
GGE
2013	19,559	10.7647		210,546	1.56	7.65
FFL
2013	38,630	13.8679 to	14.1718	543,076	0.24	36.17 to	36.85
2012	46,983	10.1336 to	10.3556	483,092	-	1.34 to	2.52
FFJ
2013	317,305	14.0505 to	14.3632	4,543,411	-	37.04 to	37.72
2012	386,168	10.2022 to	10.4293	4,009,249	-	1.99 to	2.02
FFS
2013	63,083	14.6747 to	15.0012	931,319	-	40.82 to	41.52
2012	51,466	10.3694 to	10.6001	537,895	-	3.66 to	3.69
FFQ
2013	722,781	9.8784 to	9.9335	7,165,286	1.13	(1.53) to	(1.03)
2012	839,907	10.0000 to	10.0372	8,415,860	-	(0.03) to	0.00
FFM
2013	347,428	13.3878 to	13.6598	4,763,697	0.32	32.28
2012	459,306	10.1204 to	10.3261	4,739,342	-	1.20

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
FFO
2013	275,117	$13.6741 to	$14.0471	$3,861,733	1.22%	32.57% to 35.89%
2012	239,884	10.0629 to	10.3374	2,478,021	-	0.63
MIT
2013	83,046	17.2120 to	18.6960	1,513,562	2.11	35.72 to	36.40
2012	93,890	12.6441 to	13.7069	1,252,593	1.66	14.80 to	15.37
2011	111,188	10.9812 to	11.8804	1,283,901	1.89	1.40 to	1.97
2010	126,427	10.8299 to	11.6506	1,428,524	1.81	15.79 to	16.46
2009	127,111	9.3535 to	10.0037	1,233,549	2.23	24.53 to	25.26
MF7
2013	54,066	14.7872		799,496	4.47	(0.51)
2012	48,031	14.8628		713,874	4.65	11.00
2011	80,921	13.3896		1,083,504	3.97	6.30
2010	25,272	12.5956		318,313	3.28	10.67
2009	2,540	11.3812		28,911	2.67	13.81 to	27.66
EM1
2013	206,587	8.2055		1,695,166	1.46	(5.40)
2012	205,460	8.6740		1,782,175	0.88	18.60
2011	204,158	7.3135		1,493,151	0.36	(18.72)
2010	155,279	8.9983		1,397,278	0.68	23.47
2009	103,123	7.2881		751,594	1.75	68.13
GT2
2013	3,084	12.0299		37,096	2.44	8.54
2012	3,275	11.0831		36,294	1.96	5.95 to	8.65
GSS
2013	118,047	17.6732 to	18.8134	2,096,086	2.02	(3.08) to	(2.59)
2012	190,277	18.1437 to	19.3530	3,463,836	3.17	2.02 to	2.53
2011	208,832	17.6963 to	18.9136	3,709,448	3.51	6.79 to	7.40
2010	276,581	16.4771 to	17.7103	4,588,328	3.53	4.14 to	4.75
2009	309,497	15.7297 to	17.0060	4,899,415	5.04	3.89 to	4.49

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
MFK	52,965	$12.0053		$635,856	1.86%	(2.90%)
2013
2012	91,448	12.3633		1,130,606	3.16	2.27
2011	60,481	12.0889		731,160	4.40	7.11
2010	15,505	11.2864		174,994	2.54	4.49
2009	5,383	10.8010		58,143	4.93	8.01
HYS
2013	271,269	10.7133 to	23.7031	5,451,191	2.23	5.90 to	6.42
2012	431,721	10.0666 to	22.2721	7,378,891	5.20	0.67 to	14.91
2011	252,678	17.9290 to	19.3827	4,875,753	5.80	3.55 to	4.13
2010	257,764	17.3030 to	18.6131	4,778,452	7.65	14.86 to	15.53
2009	159,208	15.0516 to	16.1108	2,548,049	9.45	49.48 to	50.36
IGS
2013	55,440	17.1373 to	17.5906	971,260	1.29	13.35 to	13.92
2012	54,483	15.1187 to	15.4414	841,034	1.04	19.30 to	19.90
2011	44,171	12.6403 to	12.8791	568,701	0.95	(11.40) to	(10.89)
2010	35,401	14.2663 to	14.4537	511,122	0.73	15.16 to	42.93
2009	18,986	12.5510 to	12.5510	238,299	0.62	25.51
IG1
2013	28,603	17.3562		496,446	1.09	13.68
2012	28,397	15.2681		433,569	0.56	19.54
2011	54,366	12.7724		694,375	0.92	(11.11)
2010	41,732	14.3691		599,657	0.16	14.86 to	43.69
2009	3,223	12.5096		40,322	0.05	25.10
MIS
2013	171,206	12.6914 to	15.5244	2,629,471	0.76	29.74 to	30.39
2012	123,229	9.7819 to	11.9060	1,421,901	0.40	16.66 to	17.25
2011	155,407	8.3847 to	10.1545	1,520,071	0.58	0.23 to	0.79
2010	174,320	8.3601 to	10.0744	1,690,399	0.32	12.49 to	13.15
2009	179,443	7.4252 to	8.9034	1,531,181	0.85	39.32 to	40.14
MMS
2013	868,403	9.9446 to	10.0000	8,679,631	-	(0.50) to	-
2012	978,841	9.9943 to	10.0000	9,787,843	-	(0.03) to	-

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
NWD
2013	122,477	$22.4420 to	$33.0067	$2,789,594.00	-%	40.74%to	41.44%
2012	127,910	15.8668 to	23.3827	2,064,071	-	20.62 to	21.22
2011	133,980	13.0891 to	19.3280	1,785,924	-	(10.88) to	(10.37)
2010	111,942	14.6037 to	21.6870	1,673,771	-	35.79 to	36.58
2009	115,441	10.6921 to	15.9710	1,265,806	-	62.01 to	62.96
RI1
2013	240,636	9.9960		2,405,406	0.24	18.77
2012	28,831	8.4161		242,647	1.95	16.29
2011	7,150	7.2374		51,741	1.78	(11.06)
2010	4,969	8.1373		40,422	0.98	(18.63) to	10.34
2009	3,154	7.3750		23,261	1.75	30.50
TRS
2013	-		-	-	3.91	10.43 to	10.77
2012	198,417	16.7084 to	18.9798	3,385,219	2.53	10.78 to	11.34
2011	232,288	15.0067 to	17.1322	3,595,471	2.68	1.35 to	1.93
2010	262,145	14.7232 to	16.8923	3,993,230	2.68	9.33 to	9.97
2009	282,974	13.3889 to	15.4383	3,945,708	3.67	33.89 to	54.38
MFJ
2013	-		-	-	3.42	10.63
2012	13,638	11.2844		153,905	2.42	11.02
2011	10,379	10.1647		105,491	1.00	1.66
2010	4,599	9.9991		45,980	2.23	(0.01) to	9.69
2009	2,973	9.1158		27,102	0.80	(8.84) to	17.81
UTS
2013	65,130	28.9529 to	34.7758	1,923,417	2.77	20.01 to	20.61
2012	71,062	24.0054 to	28.8909	1,748,288	4.83	13.58 to	14.15
2011	79,899	21.0293 to	25.3599	1,727,089	3.45	6.52 to	7.12
2010	83,920	19.6313 to	23.8084	1,705,118	3.19	13.24 to	13.90
2009	92,392	17.2354 to	21.0250	1,656,708	4.91	32.60 to	33.37
MFE
2013	19,654	14.0490		276,120	1.55	20.29
2012	48,630	11.6788		567,940	4.37	13.92
2011	64,753	10.2515		663,801	3.56	6.84
2010	29,895	9.5953		286,853	2.83	(4.05) to	13.60
2009	5,833	8.4464		49,268	5.11	33.10

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
MVS
2013	88,069	$22.0230 to	$23.0843	$2,026,382	2.61%	35.19% to	35.86%
2012	138,611	16.2423 to	16.9911	2,350,318	1.84	15.64 to	16.22
2011	161,978	14.0038 to	14.6201	2,360,418	1.55	(0.56) to	0.00
2010	185,161	14.0833 to	14.6201	2,699,635	1.47	10.86 to	11.51
2009	185,355	12.7038 to	13.1113	2,424,022	1.77	19.89 to	27.04
MV1
2013	189,923	13.9449		2,648,460	2.69	35.48
2012	187,284	10.2932		1,927,754	1.66	15.97
2011	162,418	8.8757		1,441,595	1.30	(0.29)
2010	74,964	8.9013		667,299	1.01	11.22
2009	35,020	8.0030		280,285	1.44	20.30
SCB
2013	193,144	16.0342 to	26.5251	4,365,994	1.65	44.99 to	45.71
2012	189,321	11.0040 to	18.2037	2,980,077	0.61	14.16 to	14.74
2011	162,513	9.5907 to	15.8657	2,276,320	0.43	(5.41) to	(4.87)
2010	143,736	10.0819 to	16.6783	2,187,095	0.36	23.74 to	24.46
2009	161,111	8.1003 to	13.4002	1,981,215	0.06	35.97 to	36.77
111
2013	274,651	14.7187 to	15.0567	4,132,908	3.15	9.60 to	9.82
2012	366,514	13.4294 to	13.7104	5,022,969	2.96	8.68 to	8.90
2011	437,524	12.3570 to	12.5903	5,506,764	1.43	(0.59) to	0.97
2010	405,216	12.4697		5,052,908	1.34	9.92
2009	145,753	11.3444		1,653,486	0.64	13.44 to	19.37
SC3
2013	193,547	9.5941 to	34.6665	4,010,429	5.32	4.46 to	4.99
2012	209,885	9.1385 to	33.0863	4,085,006	1.04	29.39 to	30.03
2011	252,387	7.0278 to	25.4954	3,551,676	7.12	(8.11) to	(7.59)
2010	222,762	7.6052 to	27.7467	3,672,500	12.76	14.61 to	15.28
2009	157,830	6.5971 to	24.2097	2,788,136	3.90	29.33 to	30.09
113
2013	117,253	18.1420 to	18.5586	2,175,299	2.61	22.32 to	22.56
2012	158,874	14.8320 to	15.1424	2,405,200	2.69	12.55 to	12.78
2011	121,604	13.1779 to	13.4267	1,632,352	1.91	(4.21) to	(3.66)
2010	80,587	13.7567 to	13.9373	1,122,915	1.52	13.14 to	13.80
2009	19,238	12.1592 to	12.2472	235,505	0.32	21.59 to	27.17

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
115
2013	114,887	$12.5216 to	$12.8092	$1,471,324	-%	(5.26%) to	(5.07%)
2012	140,734	13.2165 to	13.4930	1,898,656	0.85	7.53 to	7.75
2011	136,899	12.2909 to	12.5230	1,714,176	2.21	11.29 to	11.92
2010	89,839	11.0441 to	11.1892	1,005,235	1.31	5.25 to	10.44
2009	53,223	10.5659 to	10.6312	565,763	2.08	5.66 to	8.74
SDC
2013	597,676	11.1014 to	11.4254	6,818,642	0.13	0.21 to	0.71
2012	615,209	11.0780 to	11.3447	6,968,272	1.15	1.73 to	2.24
2011	604,985	10.8570 to	11.0956	6,702,997	1.18	(0.04) to	0.53
2010	599,053	10.8615 to	11.0376	6,601,874	1.50	1.82 to	2.41
2009	577,989	10.6676 to	10.7775	6,222,095	1.93	3.78 to	7.77
SGC
2013	355,612	16.2884 to	17.5439	5,841,195	1.18	36.91
2012	344,651	11.8971 to	12.8141	4,127,671	1.05	16.38
2011	360,760	10.2226 to	11.0105	3,704,894	1.05	2.47
2010	356,693	9.9760 to	10.7449	3,567,096	-	22.13
2009	384,587	8.1685 to	8.7981	3,144,711	1.30	(18.31) to	25.68
112
2013	246,081	16.6073 to	16.9887	4,176,399	1.70	16.63 to	16.87
2012	200,784	14.2389 to	14.5369	2,915,557	2.70	10.34 to	10.56
2011	173,491	12.9042 to	13.1478	2,278,416	1.42	(2.11) to	(1.56)
2010	126,462	13.1828 to	13.3559	1,687,203	1.56	11.53 to	33.56
2009	32,499	11.8200 to	11.9056	386,045	0.31	18.20 to	23.91
117
2013	49,946	19.2351 to	19.7439	985,823	0.99	39.24 to	39.94
2012	30,542	13.8140 to	14.1090	430,836	0.09	9.35 to	9.90
2011	23,420	12.5999 to	12.8379	300,600	0.65	(6.85) to	(6.32)
2010	11,660	13.5522 to	13.7041	159,745	-	21.02 to	35.26
2009	2,459	11.1984 to	11.2676	27,680	1.38	11.98 to	12.68
VKM
2013	45,356	24.5980		1,115,664	0.25	37.48
2012	42,836	17.8917		766,411	-	8.49
2011	13,271	16.4916		218,862	0.27	(7.17)
2010	6,663	17.7663		118,378	-	32.27 toto	77.66
2009	1,040	13.4320		13,963	-	34.32

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
OCF
2013	43,398	$18.4371		$800,137	0.99%	29.74%
2012	45,512	14.2109		646,766	0.65	14.12
2011	48,526	12.4528		604,218	0.35	(1.15)
2010	48,194	12.5976		607,056	0.18	9.42
2009	47,919	11.5134		551,652	0.32	44.52
OCA
2013	2,303	12.0715		27,799	0.89	29.43
2012	3,290	9.3268		30,682	0.40	13.81
2011	3,121	8.1953		25,527	0.16	(1.37)
2010	8,980	8.3095		74,599	0.00	9.14
2009	3,297	7.6134		25,098	0.01	44.15
OGG
2013	7,672	13.0427		100,059	1.28	26.99
2012	9,453	10.2707		97,089	1.91	20.95
2011	8,808	8.4916		74,763	0.95	(8.53)
2010	5,177	9.2831		48,052	0.59	(7.17) to	15.70
2009	1,642	8.0233		13,169	2.01	39.35
OMG
2013	7,655	13.3798		102,444	0.89	31.44
2012	15,086	10.1796		153,585	0.66	16.61
2011	14,670	8.7297		128,067	0.55	(0.31)
2010	13,823	8.7572		121,044	0.84	15.82
2009	12,870	7.5607		97,309	1.50	27.99
PCR
2013	61,978	8.5945		532,669	1.75	(14.70)
2012	64,002	10.0757		644,865	2.77	5.39
2011	57,230	9.5603		547,139	14.30	(7.56)
2010	43,470	10.3420		449,565	16.55	24.52
2009	40,495	8.3053		336,330	7.29	41.53
PMB
2013	178,348	14.5925 to	32.2082	4,221,931	5.00	(6.97)
2012	188,735	15.6854 to	34.6206	4,886,568	4.93	17.90
2011	174,977	13.3036 to	29.3634	4,201,023	5.31	6.33
2010	155,695	12.5115 to	27.6151	3,753,961	4.91	12.17
2009	136,232	11.1541 to	24.6192	3,134,697	6.03	30.59

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,				For the years ended December 31,
	Units	Unit Value lowest to highest3			Net Assets	Investment Income Ratio1	Total Return lowest to highest2
SBJ	9,203 5,456 3,953	$10.0478 10.9058 10.0170	to to to	$10.2626 11.1390 10.2312	$92,768 59,512 39,612	3.29% 3.49 0.26	(8.80%) to 8.87 0.17 to	(7.87%) 2.31
2013 2012 2011
PRR
2013	180,329	13.4859	to	17.9076	3,182,967	1.73	(9.22)
2012	176,981	14.8553	to	19.7259	3,399,373	1.07	8.76
2011	204,769	13.6585	to	18.1368	3,648,876	2.06	11.68
2010	154,708	12.2301	to	16.2401	2,469,614	1.45	8.11
2009	153,834	11.3126	to	15.0218	2,258,403	3.04	18.39
PTR
2013	574,968	14.7170	to	18.8108	10,656,011	2.20	(1.96)
2012	574,361	15.0114	to	19.1871	10,827,039	2.57	9.60
2011	576,416	13.6961	to	17.5060	9,969,635	2.63	3.61
2010	530,884	13.2187	to	16.8958	8,881,409	2.42	8.12
2009	586,094	12.2264	to	15.6274	9,076,763	5.15	14.07
118
2012	-			-	-	7.13	11.09 to	11.30
2011	77,979	9.7106	to	9.8941	771,473	2.38	(16.68) to	(16.21)
2010	52,453	11.6551	to	11.8082	619,332	0.00	4.62 to	16.55
2009	2,968	11.2870			33,503	3.08	12.87 to	29.71
SBB
2012	-			-	-	6.66	13.26 to	13.76
2011	3,666			9.0862	33,306	-	(9.14)
SCM
2012	-			-	-	3.55	12.82 to	13.35
2011	11,428	12.6757	to	14.1198	158,295	0.59	1.08 to	1.58
2010	26,767	12.5406	to	13.9000	368,667	-	16.18 to	16.76
2009	29,869	10.7941	to	11.9048	353,648	1.11	7.94 to	21.09
SC7
2012	-			-	-	1.79	10.40
2011	353,134	8.5814	to	12.6636	4,208,994	0.88	(3.77)
2010	346,780	8.9175	to	13.1597	4,338,414	0.49	12.92
2009	331,884	7.8970	to	11.6536	3,760,214	0.43	29.39

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,				For the years ended December 31,
	Units	Unit Value lowest to highest3			Net Assets	Investment Income Ratio1	Total Return lowest to highest2
116
2012	-			$-	$-	-%	14.01% to	14.54%
2011	33,493	13.7075	to	13.9664	467,702	-	(10.54) to	(0.92)
2010	4,887	13.9392	to	14.0954	68,832	-	25.45 to	26.08
2009	1,517	11.1114	to	11.1801	16,926	-	11.11 to	11.80
SLC
2012	-			-	-	1.63	10.20
2011	271,541	8.7955	to	10.1221	2,395,000	0.61	(6.15)
2010	288,025	9.3719	to	10.7854	2,704,837	-	17.19
2009	296,551	7.9975	to	9.2036	2,377,189	0.73	(20.03) to	17.85
SPC
2012	-			-	-	6.52	13.22
2011	223,767	12.5553	to	13.1245	2,835,451	7.31	4.28
2010	228,363	12.0400	to	12.5857	2,785,173	7.48	12.70
2009	300,721	10.6827	to	11.1670	3,225,503	8.46	6.83 to	30.76
114
2012	-			-	-	3.14	7.72 to	8.22
2011	362,962	12.3616	to	12.5960	4,568,180	2.72	3.11 to	3.70
2010	208,954	11.9884	to	12.1468	2,537,894	2.29	7.01 to	19.88
2009	53,262	11.2246	to	11.2948	600,483	2.59	8.90 to	12.95
SC5
2012	-			-	-	0.39	16.71 to	17.25
2011	225,674	9.3434	to	27.5608	3,451,304	0.06	(8.31) to	(7.78)
2010	218,203	10.1321	to	30.0571	3,914,458	0.06	22.45 to	23.17
2009	194,532	8.2261	to	24.5456	3,052,889	0.03	29.32 to	30.07
LCG
2012	-			-	-	0.74	11.58 to	12.10
2011	33,149	8.6400	to	8.9036	287,970	0.30	(5.07) to	(4.53)
2010	29,304	9.0502	to	9.3263	267,553	0.28	18.80 to	19.50
2009	31,492	7.5736	to	7.8046	242,060	0.20	36.43 to	37.23
SC2
2012	-			-	-	2.39	5.94 to	6.44
2011	223,012	12.2286	to	18.3020	3,472,207	3.64	6.47 to	7.07
2010	261,580	11.4212	to	17.1906	3,858,481	3.53	7.06 to	7.69
2009	262,230	10.6059	to	16.0569	3,618,688	4.55	20.34 to	21.05

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I

(A Separate Account of Sun Life Assurance Company of Canada (U.S.))

9. FINANCIAL HIGHLIGHTS (CONTINUED)

		At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest3		Net Assets	Investment Income Ratio1	Total Return lowest to highest2
SC1	-		$-	$ -	0.08%	(0.39%) to	0.08%
2012
2011	809,604	10.3602 to	12.3157	8,725,014	0.14	(0.42) to	0.15
2010	659,419	10.3449 to	12.3673	7,199,078	0.19	(0.39) to	0.19
2009	720,959	10.3253 to	12.4161	7,830,436	0.24	(0.34) to	0.25
TBC
2013	215,415	24.4964		5,276,317	0.03	41.15
2012	230,585	17.3545		4,003,809	0.15	18.26
2011	249,032	14.6748		3,656,266	-	1.52
2010	237,324	14.4558		3,432,417	-	16.39
2009	254,018	12.4201		3,156,405	-	42.18
USC
2013	14,032	15.9788		224,217	0.13	33.75
2012	13,149	11.9465		157,085	0.36	20.02
2011	11,821	9.9541		117,692	-	(3.49)
2010	9,991	10.3144		103,073	-	23.35
2009	8,177	8.3618		68,380	-	42.23

1 Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.

2 Ratio represents the total return for the year indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of units. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented.

3 These unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account.

PART C

ITEM 26.  EXHIBITS

A.
Resolution of the Board of Directors of Sun Life Assurance Company of Canada (U.S.), dated October 29, 1998, authorizing the establishment of Sun Life of Canada (U.S.) Variable Account I (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on December 9, 1998.)

B.	None.

C.	(1)
Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(2)
Amendment One to the Principal Underwriting Agreement (Incorporated herein by reference to Post-Effective Amendment No. 11 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 30, 2009.)

(3)
Amendment Two to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(4)
Amendment Three to Principal Underwriting Agreement. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on April 27, 2010.)

(5)
Sales Operations and General Agent Agreement.  (Incorporated herein by reference to Post-Effective Amendment No. 22 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on April 27, 2012.)

D.	(1)
Flexible Premium Combination Fixed and Variable Life Insurance Policy.  (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(2)
Accelerated Death Benefit Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(3)
Payment of Stipulated Premium Rider (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on April 27, 1999.)

(4)
Waiver of Monthly Deductions (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(5)
Supplemental Insurance Rider (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form S-6, File No. 333-68601, filed with the Securities and Exchange Commission on February 12, 2001.)

(6)
Charitable Giving Benefit Rider.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(7)
Enhanced Cash Surrender Value Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(8)
Loan Lapse Protection Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(9)
Long Term Accumulation Rider. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(10)
Travel Assistance Endorsement. (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143353, filed with the Securities and Exchange Commission on September 19, 2007.)

(11)
Supplemental Insurance Rider. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 7, 2008.)

E.	(1)
Application for Flexible Premium Combination Fixed and Variable Life Insurance Policy. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(2)
Application For Scheduled Increases. (Incorporated herein by reference to Post-Effective Amendment No. 6 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 143354, filed with the Securities and Exchange Commission on April 27, 2010.)

F.	(1)
Certificate of Incorporation of Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

(2)
Bylaws of the Depositor, as amended March 19, 2004 (Incorporated herein by reference to the Depositor's Form 10-K, File No. 333-82824, filed with the Securities and Exchange Commission on March 29, 2004.)

G.
Specimen Reinsurance Contract. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-100829, filed with the Securities and Exchange Commission on October 30, 2002.)

H.	(1)
Participation Agreement, dated February 17, 1998, by and among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., Sun Life Assurance Company of Canada (U.S.), and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8d, File No. 333-82957, filed with the Securities and Exchange Commission on February 3, 2000.)

(2)
Amended and Restated Participation Agreement, dated September 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Fund and Fidelity Distributors Corporation (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8g, File No. 333-83516, filed with the Securities and Exchange Commission on April 28, 2005.)

(3)
Participation Agreement, dated May 1, 2001, by and among Sun Life Assurance Company of Canada (U.S.), Clarendon Insurance Agency, Inc., Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8k, File No. 333-82957, filed with the Securities and Exchange Commission on April 23, 2004.)

(4)
Participation Agreement, dated September 16, 2002, by and among the Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc, Sun Life Insurance and Annuity Company of New York and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to the Registration Statement of KBL Variable Account A on Form N-4, Exhibit 8g, File No. 333-102278, filed with the Securities and Exchange Commission on December 31, 2002.)

(5)
Participation Agreement, dated February 17, 1998, by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and Sun Life Assurance Company of Canada (U.S.) (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, Exhibit 8b, File No. 033-41628, filed with the Securities and Exchange Commission on April 26, 1999.)

(6)
Participation Agreement, dated July 15, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Deutsche Asset Management VIT Funds and Deutsche Asset Management, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form S-6, Exhibit 8o, File No. 333-65048, filed with the Securities and Exchange Commission on July 3, 2002.)

(7)
Participation Agreement, dated September 30, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, First Eagle Sogen Variable Funds, Inc. and Arnhold and S. Bleichroeder, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(8)
Participation Agreement, dated September 16, 2002, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (Incorporated herein by reference to Post-Effective Amendment No. 3 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H10, File No. 333-59662, filed with the Securities and Exchange Commission on February 26, 2003.)

(9)
Participation Agreement, dated December 1, 2004, by and among Wanger Advisors Trust, Columbia Funds Distributor, Inc., Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York.  (Incorporated herein by reference to the Registration Statement of Sun Life (N.Y.) Variable Account J on Form N-6, Exhibit H20, File No. 333-136435, filed with the Securities and Exchange Commission on August 9, 2006.)

(10)
Participation Agreement, dated August 6, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Van Kampen Life Investments Trust, Van Kampen Funds Inc., Van Kampen Asset Management. (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H16, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(11)
Participation Agreement, dated December 31, 2002, by and among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Sun Life Assurance Company of Canada (U.S.). (Incorporated herein by reference to Post-Effective Amendment No. 4 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H17, File No. 333-100831, filed with the Securities and Exchange Commission on April 29, 2005.)

(12)
Restated Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, Independence Life and Annuity Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, Exhibit H15, File No. 333-143353, filed with the Securities and Exchange Commission on May 30, 2007.)

(13)
Participation Agreement, dated April 1, 2007, by and among Sun Life Assurance Company of Canada (U.S.), M Fund, Inc., M Financial Investment Advisers, Inc. and Sun Life Insurance and Annuity Company of New York. (Incorporated herein by reference to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on May 30, 2007.)

(14)
Participation Agreement, dated May 13, 2004, by and among Sun Life Assurance Company of Canada (U.S.), Merrill Lynch Variable Series Funds, Inc., Merrill Lynch Investment Managers, L.P. and FAM Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on December 30, 2005.)

(15)
Participation Agreement, dated May 1, 2004, by and among Sun Life Assurance Company of Canada (U.S.), The Universal Institutional Funds, Inc., Morgan Stanley & Co. Incorporated and Morgan Stanley Investment Management Inc. (Incorporated herein by reference to Post-Effective Amendment 5 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-111688, filed with the Securities and Exchange Commission on April 27, 2007.)

(16)
Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York and Massachusetts Financial Services Company. (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account G on Form N-6, File No. 333-65048, filed with the Securities and Exchange Commission on December 10, 2012.)

I.
Third Party Administration Agreement between Sun Life Assurance Company of Canada (U.S.) and McCamish Systems, LLC.  (Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on October 10, 2007.)

J.	(1)
Powers of Attorney for Homer J. Holland and Richard E. Kipper (filed herewith). Powers of Attorney (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on August 19, 2013).

(2)
Resolution of the Board of Directors of the Depositor dated August 2, 2013, authorizing the use of Powers of Attorney for Officer signatures. (Incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed with the Securities and Exchange Commission on August 19, 2013.)

K.	Legal Opinion.

L.	None.

M.	None.

N.	Consents of Independent Auditors.

O.	None.

P.	None.

Q.	None.
ITEM 27.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

Homer J. Holland c/o Holland Partners, Inc. P.O. Box 832 Carefree, AZ 85377-0832	Director

Richard E. Kipper P.O. Box 529 Woody Creek, CO 81656	Director

David E. Sams, Jr. Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Executive Officer and Director

Andrew F. Kenney Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Investment Officer

James D. Purvis Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Chief Operating Officer and Treasurer

Daniel J. Towriss Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	President, Chief Actuary, Chief Risk Officer and Director

Kenneth A. McCullum Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Executive Vice President, Business Development and In Force Management

Michael S. Bloom Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President and General Counsel and Secretary

Robert S. Sabatino Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Information Technology and Operations

Michelle Wilcon Sun Life Assurance Company of Canada (U.S.) 96 Worcester Street Wellesley Hills, MA 02481	Vice President, Human Resources and Internal Communications

ITEM 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

No person is directly or indirectly controlled by the Registrant.  The Registrant is a separate account of Sun Life Assurance Company of Canada (U.S.), which is controlled by Delaware Life Holdings, LLC.

The organization chart of Delaware Life Holdings, LLC is incorporated by reference to Post-Effective Amendment No. 49 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account F on Form N-4, File No. 333-83516, filed May 1, 2014.

None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, the only financial statements being filed are those of Sun Life Assurance Company of Canada (U.S.).

ITEM 29.  INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Sun Life Assurance Company of Canada (U.S.) provides for the indemnification of directors, officers and employees of Sun Life Assurance Company of Canada (U.S.).  Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Sun Life Assurance Company of Canada (U.S.) pursuant to the certificate of incorporation, by-laws, or otherwise, Sun Life (U.S.) has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Sun Life (U.S.) of expenses incurred or paid by a director, officer, controlling person of Sun Life (U.S.) in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Sun Life (U.S.) will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

ITEM 30.  PRINCIPAL UNDERWRITERS

(a)  Clarendon Insurance Agency, Inc., which is a wholly-owned subsidiary of Sun Life Assurance Company of Canada (U.S.), acts as general distributor for the Registrant, Sun Life of Canada (U.S.) Variable Accounts C, D, E, F, G, K and L, Keyport Variable Account A, KMA Variable Account, Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Sun Life (N.Y.) Variable Accounts A, B, C, D and N.

(b)	Name and Principal	Position and Offices
	Business Address*	with Underwriter

	Kenneth A. McCullum	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Thomas Seitz	Vice President, Distribution
	Kathleen T. Baron	Chief Compliance Officer
	Wayne P. Farmer	Tax Officer
	Maryellen Percuoco	Clerk and Assistant Secretary

*The principal business address of all directors and officers of the principal underwriter is 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

(c)  Not applicable.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained, in whole or in part, by Sun Life Assurance Company of Canada (U.S.) at its offices at 96 Worcester Street, Wellesley Hills, Massachusetts 02481 or at the offices of Clarendon Insurance Agency, Inc., at 96 Worcester Street, Wellesley Hills, Massachusetts 02481.

ITEM 32.  MANAGEMENT SERVICES

Not applicable.

ITEM 33.  FEE REPRESENTATION

Sun Life Assurance Company of Canada (U.S.)("Sun Life of Canada (U.S.)") hereby represents that the aggregate fees and charges under the Policy are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sun Life of Canada (U.S.).

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the Town of Wellesley Hills, and Commonwealth of Massachusetts on this 1st day of May, 2014.

SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT I
(Registrant)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
(Depositor)

By: /s/ Daniel J. Towriss*
Daniel J. Towriss
President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley
Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities with the Depositor, Sun Life Assurance Company of Canada (U.S.), and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ David E, Sams, Jr.*	Chief Executive Officer and Director	May 1, 2014
David E. Sams, Jr.	(Principal Executive Officer)

/s/ Michael K. Moran*	Vice President and Controller	May 1, 2014
Michael K. Moran	(Principal Financial Officer and Principal Accounting Officer)

*By: /s/ Kenneth N. Crowley	Attorney-in-Fact for:	May 1, 2014
Kenneth N. Crowley	Dennis A. Cullen, Director
Homer J. Holland, Director
Richard E. Kipper, Director
Daniel J. Towriss, Director

*Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors and Officers for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures.  Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 48 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 19, 2013.  Powers of attorney are incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Sun Life of Canada (U.S.) Variable Account I on Form N-6, File No. 333-143354, filed with the Securities and Exchange Commission on August 19, 2013.) Powers of Attorney for Messrs. Holland and Kipper are enclosed herein.

EXHIBIT INDEX

K	Legal Opinion

J1	Powers of Attorney for Messrs. Holland and Kipper

N	Consents of Independent Auditors

Representation of Counsel Pursuant to Rule 485(b)